File Nos. 333-213191/811-04909

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM N-6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 6	☒
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 36	☒

(Check appropriate box or boxes.)
SYMETRA SEPARATE ACCOUNT SL
(Exact Name of Registrant)
Symetra Life Insurance Company
(Name of Depositor)

777 108th Ave NE, Suite 1200, Bellevue, WA	98004
(Address of Depositor's Principal Executive Offices)	(Zip Code)
Depositor’s Telephone Number, including Area Code (425) 256-8000
Name and Address of Agent for Service

Rachel Dobrow Stone
Symetra Life Insurance Company
Senior Counsel
777 108th Ave NE, Suite 1200
Bellevue, Washington 98004

Approximate date of Proposed Public Offering:

It is proposed that this filing will become effective:

☐	Immediately upon filing pursuant to paragraph (b) of Rule 485
☒	On November 5, 2019, pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a) (1) of Rule 485
☐	On pursuant to paragraph (a) (1) of Rule 485

If appropriate, check the following:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Title of securities being registered:
Units of interest in a separate account under individual flexible premium variable life insurance policies.

Prospectus
November 5, 2019

Milestone VUL-G
FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE POLICY

Issued through:
SYMETRA SEPARATE ACCOUNT SL
by
SYMETRA LIFE INSURANCE COMPANY

This prospectus describes Milestone VUL-G, a flexible premium adjustable variable life insurance policy (“Policy”), offered by Symetra Life Insurance Company (“Symetra Life,” the “Company,” “We,” “Us” or “Our”). A purchaser of a Policy (“Owner,” “You” or “Your”) may allocate amounts under the Policy to one or more of the Subaccounts of Symetra Life Insurance Company Separate Account SL (“Variable Account”). Each subaccount invests in one of the following portfolios (each a “Fund”) of the Vanguard® Variable Insurance Fund:

•	Vanguard VIF - Equity Index Portfolio

•	Vanguard VIF - Mid-Cap Index Portfolio

•	Vanguard VIF - Total Stock Market Index Portfolio

Amounts under the Policy may also be invested in the Fixed Account, which credits a specified guaranteed interest rate. The value of Your Policy that is allocated to the Subaccounts may fluctuate. You bear the risk that Your Policy Value may decrease.
To learn more about the Policy, You can obtain a copy of the Statement of Additional Information (“SAI”) dated November 5, 2019. The SAI has been filed with the Securities and Exchange Commission (“SEC”) and is legally part of the prospectus. You may request a free paper copy of the SAI, a paper copy of this prospectus if You have received it in an electronic format, or a prospectus for any of the Funds by contacting Our Administrative Office at P.O. Box 34690, Seattle, WA 98124 or calling 1‑800‑796‑3872 or by visiting Us at https://www.symetra.com. The SEC maintains a website at (https://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file electronically.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for the Funds available under Your Policy will no longer be sent by mail, unless you specifically request paper copies of the reports from Us. Instead, the reports will be made available on a website, and You will be notified by mail each time a report is posted and provided with a website link to access the report.
If You already elected to receive shareholder reports electronically, You will not be affected by this change and You need not take any action.
You may elect to receive all future reports in paper free of charge. You can inform Us that You wish to continue receiving paper copies of Your shareholder reports by calling 1-800-796-3872. Your election to receive reports in paper will apply to all Funds available under Your Policy.

Before investing, please read this prospectus carefully, along with the accompanying prospectuses for the Funds, and keep them for future reference. This prospectus does not constitute an offering in any jurisdiction in which the Policy may not lawfully be sold.

The Policies are not deposits or obligations of, or guaranteed or endorsed by, any financial institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.
Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

BENEFIT/ RISK SUMMARY

This summary describes the Policy’s important benefits and risks. The sections of the prospectus following this summary discuss the Policy in more detail. Additional discussion is also included in the Statement of Additional Information (“SAI”). Appendix A: Definitions of this prospectus defines certain words and phrases used in this prospectus.
The Policy can be used for insurance protection and estate planning, as well as for other long term financial goals. You should consider the Policy in conjunction with other insurance You own.
The Policy is offered for sale in all jurisdictions where We are authorized to do business and where the Policy is approved by the appropriate insurance regulatory authorities. Individual Policy features may not be available in all states or may vary by state. The state in which Your Policy is issued governs whether certain features, riders, charges and fees are allowed in Your Policy. Please see Appendix B for a listing of state variations as well as Your Policy for any state specific variations applicable to You. Any state variations will be included in Your Policy, or provided by separate endorsement.
POLICY BENEFITS
Flexibility. The Policy is designed to be flexible to meet Your specific circumstances and life insurance needs. Within certain limits You can:

•	Change the timing, amount and frequency of premium payments.

•	Decrease the amount of life insurance coverage.

•	Change the Beneficiary.

•	Transfer Policy Value between and among the investment options available under Your Policy.

•	Take a loan against the Policy.

•	Withdraw Policy Value.

•	Surrender the Policy.

Premiums. You may establish a schedule of monthly, quarterly, semi-annual or annual premium payments, but You are not required to pay premiums according to the schedule. You can change the frequency and amount of, skip, or make unplanned, premium payments. You can allocate Your Net Premium Payments and Policy Value among the Subaccounts and, if available, the Fixed Account which provides a guaranteed minimum rate of interest. Failing to pay premiums, alone, will not cause the Policy to Lapse, and paying planned premiums will not guarantee that the Policy will remain in force. For more information, see PREMIUMS.
Death Benefit. The primary benefit of this Policy is life insurance coverage. We will pay a death benefit to the Beneficiary(ies) if the Insured dies while the Policy is in force. The amount of the Death Benefit generally depends on the Specified Amount of insurance that You select, the tax compliance test You choose, Your Policy Value, and any additional insurance provided by riders You purchase. The Death Benefit is reduced by any Loan Amount and any charges that are due and unpaid. For more information, see DEATH BENEFIT.
Income Tax Compliance Tests. You may choose between two federal income tax compliance tests for life insurance policies to calculate the minimum Death Benefit. The test You choose will generally depend on the amount of premiums You wish to pay relative to Your desired Death Benefit.

•	Cash Value Accumulation Test-generally does not limit the amount of premiums You can pay into Your Policy.

•
Guideline Premium Test-limits the amount of premiums You can pay into Your Policy, and the minimum Death Benefit will generally be smaller than the minimum Death Benefit under the Cash Value Accumulation Test.

You may not change tests after Your Policy is issued. You should consult Your tax advisor when choosing an income tax compliance test.
No Lapse Protection. When issued, Your Policy includes a rider that will help You manage some of the risk of Policy Lapse. The Lapse Protection Benefit Rider will prevent a Policy from lapsing due to insufficient Policy Value, as long as certain conditions are met. While the Lapse Protection Benefit Rider is in effect, You must allocate all of Your Net Premium Payments and transfers of Policy Value to the Subaccounts. Any allocation of new Premium or Policy Value to the Fixed Account after the Cancellation Period which is not related to an accelerated Death Benefit will terminate the Lapse Protection Benefit Rider. For more information, see LAPSE PROTECTION BENEFIT RIDER.
Decreases in premium payments, not paying planned premium according to the illustrated schedule, decreasing the Specified

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Amount, and taking loans or withdrawals will all reduce the Lapse Protection Value and may shorten the length of the guarantee provided under this benefit.
Right to Examine the Policy. For a limited time, the Owner can cancel the Policy and receive a refund. For more information, see “Cancellation Period” in the section titled THE POLICY.
Access to Your Policy Value. Subject to certain restrictions, You can access the money in Your Policy in several ways.

•
Surrenders-At any time while the Policy is in force and the Insured is alive, You may surrender Your Policy for the Net Surrender Value. The Net Surrender Value may reflect a substantial Surrender Charge. For more information, see “Surrender” in ACCESS TO YOUR POLICY VALUE. Surrenders may have adverse tax consequences. For more information, see TAXES.

•
Withdrawals-After the first Policy Year, while the Insured is alive and the Policy is in force before the Maturity Date, You can take money out of Your Policy through a withdrawal. Withdrawals will affect the Death Benefit and may have adverse tax consequences. For more information, see TAXES. We may charge a fee for withdrawals. For more information, see “Withdrawals” in ACCESS TO YOUR POLICY VALUE.

•
Loans-At any time after the Cancellation Period ends, and while the Insured is alive and the Policy is in force, You may borrow any amount up to 90% of Your Net Surrender Value. Loans and the interest rates credited to and charged for loans are described in more detail in “Loans” in ACCESS TO YOUR POLICY VALUE. Loans may have adverse tax consequences. For more information, see TAXES.

•
Transfers-While the Insured is alive and the Policy is in force, You can transfer Policy Value between or among any of the Subaccounts and the Fixed Account. We may charge a fee for transfers in excess of the number of free transfers shown on Your Policy. We may limit the number of transfers out of the Fixed Account (if available) and, in certain circumstances, may limit Your transfer activity into a Subaccount to deter disruptive trading and market timing. See TRANSFERS OF POLICY VALUE.

Tax Benefits. A Policy must satisfy certain requirements set forth in the Code to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, We believe that a Policy issued on a standard rate class basis should generally be considered a life insurance contract under federal tax law. There is less guidance, however, with respect to Policies issued on a substandard basis, and it is not clear whether such Policies will in all cases satisfy the applicable requirements.
If the Policy satisfies the definition of life insurance under the Code, the Death Benefit Proceeds should generally be excludable from the gross income of the Beneficiary. Estate taxes may apply. In addition, You should not be deemed to be in constructive receipt of the Policy Value, and therefore should not be taxed on increases (if any) in the Policy Value until You take out a loan, make a withdrawal, or surrender the Policy. In addition, transfers of Policy Value should not be treated as taxable transactions. For more information, see TAXES.
Supplemental Benefits and Riders. The Policy offers riders that provide supplemental benefits under the Policy. We will deduct any separate charge for each of these riders from Policy Value as part of the Monthly Deduction. For more information, see SUPPLEMENTAL BENEFITS (RIDERS).

•	Lapse Protection Benefit Rider.

•	Accelerated Death Benefit for Chronic Illness Rider.

•	Accelerated Death Benefit for Terminal Illness Rider.

•	Charitable Giving Benefit Rider.

•	Accelerated Death Benefit for Chronic Illness Plus Rider.

POLICY RISKS
Long-Term Financial Planning. The Policy is designed to help meet long-term financial objectives by paying a Death Benefit to the named Beneficiary(ies). The Policy is not suitable as a short-term savings vehicle and, therefore, may not be the right kind of policy if You plan to withdraw money or surrender the Policy for short‑term needs. You may pay substantial charges if You surrender Your Policy. Please discuss Your insurance needs and financial objectives with Your registered representative.
Among variable universal life insurance policies on the market today, this Policy (particularly when used in conjunction with the Lapse Protection Benefit Rider) provides a very high Death Benefit as a function of premium payments. However, because of its fees and charges (including the charges for the Lapse Protection Benefit Rider), it may not provide as great a growth in Policy Value as some other variable universal life insurance policies on the market today. If You are looking to maximize the

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Death Benefit available to Your Beneficiaries after Your (or another insured’s) death, this Policy may be a good one for You. If, however, You are seeking maximum growth of policy value in a variable universal life insurance policy, this Policy may not be Your best choice.
Risk of an Increase in Current Fees and Charges. Certain fees and charges are currently assessed at less than their guaranteed maximum levels. In the future, these charges may be increased up to the guaranteed maximum levels. If fees and charges are increased, You may need to increase the amount and/or frequency of premiums to keep the Policy In Force.
Investment Risk. You may allocate Your Policy Value to one or more of the Subaccounts, each of which invests in a designated Fund. Depending upon market conditions, You can make or lose Policy Value in any of these Subaccounts; Your Policy Value will increase or decrease as a result of investment performance. If investment performance is very poor, You could lose everything that You invest and Your Policy could Lapse without value.
Owners who do not keep the Lapse Protection Benefit Rider in force may also allocate Net Premium or Policy Value to the Fixed Account, which credits guaranteed interest. Such Owners assume the risk that the interest rate We credit on Fixed Policy Value may decrease, although it will never be less than an annual effective guaranteed interest rate of 1%.
Fund Investment Risk. A comprehensive discussion of each Fund available as an investment option under the Policy can be found in the Fund’s prospectus. Please refer to the prospectuses for the Funds for more information.
There is no assurance that any Fund will achieve its stated objective.
Risk of Lapse. Net Premiums that do not offset prior Monthly Deductions, poor Subaccount investment performance, withdrawals, and unpaid loans and loan interest, may cause a Policy to Lapse, which means that You will no longer have insurance coverage. If the Lapse Protection Benefit Rider is in effect, Your Policy will remain in force as long as the requirements of that Rider are met. Without the Lapse Protection Benefit Rider, Your Policy will remain in force only as long as the Net Surrender Value is sufficient to cover Your Monthly Deductions. A Policy Lapse may have tax consequences.

INQUIRIES

•	For general correspondence and Written Notice, please contact Our Administrative Office at:

P.O. Box 34690
Seattle, WA 98124
Telephone: 1-800-796-3872
Facsimile: 1-866-719-3124

For premium payments after Your Policy is issued, please contact Us at:

P.O. Box 34815
Seattle, WA 98124

•	For overnight mail, please contact Us at Our Home Office, located at:

777 108th Ave. NE, Suite 1200
Bellevue, WA 98004

•	On the Internet, please go to: https://www.symetra.com.

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FEE TABLE

The following tables describe the types of fees and charges that You will pay (directly or indirectly) when buying, owning and surrendering Your Policy. If the amount of the charge depends on the personal characteristics of the Insured, the fee table lists the minimum and maximum charges We assess under the Policy, as well as the fees and charges of a typical Insured, with the characteristics set forth in the table. These fees and charges may not be typical of the fees and charges that You will pay.
The first table describes the fees and charges that are payable when buying the Policy, paying premiums, making withdrawals from the Policy, surrendering the Policy, or transferring Policy Value among the Subaccounts and (if available) the Fixed Account.
TRANSACTION FEES

		For Policies Issued Prior to November 5, 2019 (1)		For Policies Issued on or after November 5, 2019
Charge	When Charge is Deducted	Amount Deducted		Amount Deducted
		Guaranteed Charge	Current Charge	Guaranteed Charge	Current Charge
PREMIUM CHARGE	Upon payment of each premium	15%	10%	15%	10%
SURRENDER CHARGE (2)	At the time of any surrender during the first 15 Policy Years
Minimum Charge		$4.02 per $1,000 of Initial Specified Amount	$4.02 per $1,000 of Initial Specified Amount	$3.46 per $1,000 of Initial Specified Amount	$3.46 per $1,000 of Initial Specified Amount
Maximum Charge		$58.55 per $1,000 of Initial Specified Amount	$58.55 per $1,000 of Initial Specified Amount	$58.49 per $1,000 of Initial Specified Amount	$58.49 per $1,000 of Initial Specified Amount
Charge for 45 year old Male Standard Non-Tobacco user (3)		$39.97 per $1,000 of Initial Specified Amount	$39.97 per $1,000 of Initial Specified Amount	$36.25 per $1,000 of Initial Specified Amount	$36.25 per $1,000 of Initial Specified Amount
WITHDRAWAL PROCESSING FEE	Upon each withdrawal	$25	$25	$25	$25
TRANSFER PROCESSING FEE	Upon each transfer in excess of 24 transfers in a Policy Year	$25	$25	$25	$25

(1)
For Policies issued prior to November 5, 2019, the Guaranteed and Current Surrender charges may be higher due to the mortality tables used. For more information, see “Monthly Cost of Insurance Charge” in CHARGES AND FEES .

(2)
A surrender charge is deducted if the Owner surrenders the Policy during the first 15 Policy years. This charge varies by Policy duration and the Issue Age, Risk Class and if permitted by state law, the sex of the Insured.

(3)
The rates shown are for a 45 year old male standard non-tobacco user for the first Policy year only. The rates will change each Policy year thereafter to reflect the Insured’s Attained Age and risk class. For more information on the rate that would apply to You, please contact Your registered representative or Us at our Administrative Office.

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The table below describes the fees and charges that You will pay periodically during the time that You own the Policy, excluding Fund fees and expenses.
PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES

		For Policies Issued Prior to November 5, 2019		For Policies Issued on or after November 5, 2019
Charge	When Charge is Deducted	Amount Deducted		Amount Deducted
		Guaranteed Charge	Current Charge	Guaranteed Charge	Current Charge
ADMINISTRATIVE CHARGE	On the Policy Date and on each Monthly Anniversary Day	$60	$20	$60	$20
EXPENSE CHARGE	On the Policy Date and on each Monthly Anniversary Day
Minimum Charge	For Policy Years 1-20	$0.03 per $1,000 of initial Specified Amount	$0.03 per $1,000 of initial Specified Amount	$0.03 per $1,000 of initial Specified Amount	$0.03 per $1,000 of initial Specified Amount
Maximum Charge	For Policy Years 1-20	$2.17 per $1,000 of initial Specified Amount	$1.67 per $1,000 of initial Specified Amount	$2.17 per $1,000 of initial Specified Amount	$1.67 per $1,000 of initial Specified Amount
Charge for 45 year old Male Standard Non-Tobacco user (1)	For Policy Year 1	$0.23 per $1,000 of Initial Specified Amount	$0.18 per $1,000 of Initial Specified Amount	$0.23 per $1,000 of Initial Specified Amount	$0.18 per $1,000 of Initial Specified Amount
COST OF INSURANCE (2) (without extra ratings)(3)	On the Policy Date and on each Monthly Anniversary Day
Minimum Charge		$0.04 per $1,000 of Net Amount at Risk	$0.01 per $1,000 of Net Amount at Risk	$0.03 per $1,000 of Net Amount at Risk	$0.01 per $1,000 of Net Amount at Risk
Maximum Charge		$83.33 per $1,000 of Net Amount at Risk	$43.13 per $1,000 of Net Amount at Risk	$83.33 per $1,000 of Net Amount at Risk	$38.81 per $1,000 of Net Amount at Risk
Charge for 45 year old Male Standard Non-Tobacco user (1)		$0.19 per $1,000 of Net Amount at Risk	$0.05 per $1,000 of Net Amount at Risk	$0.15 per $1,000 of Net Amount at Risk	$0.05 per $1,000 of Net Amount at Risk
MONTHLY VARIABLE POLICY VALUE CHARGE	On the Policy Date and on each Monthly Anniversary Day	For All Policy Years:	For Policy Years 1-10: 0.075% of Variable Policy Value For Policy Years 11+: 0.0375% of Variable Policy Value	For All Policy Years:	For Policy Years 1-10: 0.075% of Variable Policy Value For Policy Years 11+: 0.0375% of Variable Policy Value
LOAN INTEREST SPREAD	On each Policy Anniversary, or earlier, as applicable	1%	1%	1%	1%
LAPSE PROTECTION BENEFIT RIDER EXPENSE CHARGE	On the Policy Date and on each Monthly Anniversary Day
Minimum Charge	For Policy Years 1-20	$0.11 per $1,000 of Initial Specified Amount	$0.08 per $1,000 of Initial Specified Amount	$0.11 per $1,000 of Initial Specified Amount	$0.08 per $1,000 of Initial Specified Amount
Maximum Charge	For Policy Years 1-20	$0.97 per $1,000 of Initial Specified Amount	$0.75 per $1,000 of Initial Specified Amount	$0.97 per $1,000 of Initial Specified Amount	$0.75 per $1,000 of Initial Specified Amount

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		For Policies Issued Prior to November 5, 2019		For Policies Issued on or after November 5, 2019
Charge	When Charge is Deducted	Amount Deducted		Amount Deducted
		Guaranteed Charge	Current Charge	Guaranteed Charge	Current Charge
Charge for 45 year old Male Standard Non-Tobacco user (1)	For Policy Years 1-20	$0.32 per $1,000 of Initial Specified Amount	$0.25 per $1,000 of Initial Specified Amount	$0.32 per $1,000 of Initial Specified Amount	$0.25 per $1,000 of Initial Specified Amount
CHRONIC ILLNESS PLUS RIDER	On the Policy Date and on each Monthly Anniversary Day
Minimum Charge		$0.00 per $1,000 of of Net Amount Risk	$0.00 per $1,000 of of Net Amount Risk	$0.00 per $1,000 of of Net Amount Risk	$0.00 per $1,000 of of Net Amount Risk
Maximum Charge		$4.62 per $1,000 of of Net Amount Risk	$4.62 per $1,000 of of Net Amount Risk	$4.62 per $1,000 of of Net Amount Risk	$4.62 per $1,000 of of Net Amount Risk
Charge for 45 year old Male Standard Non-Tobacco user (1)	For Policy Year 1	$0.02 per $1,000 of of Net Amount Risk	$0.02 per $1,000 of of Net Amount Risk	$0.02 per $1,000 of of Net Amount Risk	$0.02 per $1,000 of of Net Amount Risk

(1)
The rates shown are for a 45 year old male standard non-tobacco user for the first Policy Year only. The rates will change each Policy year thereafter to reflect the Insured’s Attained Age and risk class. For more information on the rate that would apply to You, please contact Your registered representative or Us at our Administrative Office.

(2)
Current cost of insurance rates vary and may change based on a number of factors. See “Monthly Cost of Insurance Charge” in CHARGES AND FEES . The cost of insurance charges shown in the table likely do not represent the charges You will pay. For Policies issued prior to November 5, 2019, the Guaranteed and Current charges may be higher due to the mortality tables used. For more information on the Cost of Insurance Charge that would apply to You, please contact Your registered representative or Us at our Administrative Office.

(3)
We may place an Insured in a substandard Risk Class with extra ratings that reflect higher mortality risks and that result in higher cost of insurance rates. For certain Risk Classes, We may add a surcharge to the cost of insurance rates.

RANGE OF EXPENSES FOR THE FUNDS
The Total Annual Fund Operating Expense Table shows the lowest and highest total operating expenses (before any fee waiver or expense reimbursement) charged by any of the Funds for the fiscal year ended December 31, 2018. These expenses may be different in the future. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each fund.

Total Annual Fund Operating Expense	Lowest	Highest
Total Annual Fund Operating Expenses (total of all expenses that are deducted from Fund assets, including management fees, distribution (12b-1) fees and other expenses)	0.13%	0.17%

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POLICY DIAGRAM

Your Premium
You make a premium payment.
We deduct a premium charge.
Net Premium Payments
• We hold Your Net Premium Payment in the Fixed Account during the Cancellation Period.
• After the Cancellation Period, We allocate Your Net Premium Payment to the investment options You choose.
Fixed Option
• We transfer Policy Value to the Fixed Account when You take a Policy loan, or as required by a supplemental rider.
• We hold amounts allocated to the Fixed Account in Our General Account
Variable Investment Options
We hold amounts allocated to these Investment options in the Variable Account.
VVIF
The variable investment options invest in Funds of the Vanguard Variable Insurance Fund (VVIF).
VVIF
Deducts advisory fees and other expenses from the Funds.
We make Monthly Deductions
Every Month We Deduct
• Cost of Insurance Charges
• Administrative Charge
• Expense Charge
• Rider Charge
Loan Account Value
Policy Value set aside to secure a Policy loan.
Policy Value
Variable Policy Value + Fixed Policy Value + Loan Account Value
Every month
We deduct a variable policy value charge.
If you make a withdrawal
We may deduct a withdrawal processing fee.
If You surrender Your Policy during the first 15 Policy Years
We deduct a surrender charge.
If You make a transfer
We may deduct a transfer processing fee.

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SYMETRA LIFE, THE FIXED ACCOUNT, AND THE GENERAL ACCOUNT

SYMETRA LIFE
Symetra Life Insurance Company is an Iowa stock life insurance company. Symetra Life Insurance Company was organized under Washington law on January 23, 1957, and redomesticated to Iowa in 2014. Symetra Life Insurance Company is a wholly owned subsidiary of Symetra Financial Corporation, which, in turn, is a wholly owned subsidiary of Sumitomo Life Insurance Company, a Japanese mutual life insurer (sougo kaisha) with its headquarters in Tokyo, Japan. Symetra Life Insurance Company provides individual and group life, accident and health insurance, and annuity products and is licensed to do business in the District of Columbia, Puerto Rico and all states except New York.
THE FIXED ACCOUNT
The Fixed Account consists of assets owned by Symetra Life other than those in the Variable Account.
Policy Value in the Fixed Account will be credited with the interest rate established for the date that We receive the funds. This rate will be applied as of the date We receive the funds and continue for at least 12 months. We may change interest rates for successive 12-month periods at Our discretion. Annual effective guaranteed interest rates will never be less than the minimum shown in Your Policy. You bear the risk that the rate of interest that We credit will not exceed that minimum. We may declare more than one interest rate for different money based upon the date of allocation or transfer to the Fixed Account. For purposes of crediting interest, Policy Value deducted, transferred or withdrawn from the Fixed Account is accounted for on a “first-in, first-out” basis.
Net Premium is placed in the Fixed Account during the Cancellation Period (see "Cancellation Period” in THE POLICY). We reserve the right to restrict or remove the Fixed Account as an investment option available under the Policy.
Interests in the Fixed Account are not securities. For this reason, the SEC staff has not reviewed disclosure in this prospectus relating to the Fixed Account.
OUR GENERAL ACCOUNT
The Fixed Account is part of Symetra Life’s General Account. Unlike premium payments and Policy Value allocated to the Variable Account, We assume the risk of investment gain or loss on amounts held in the Fixed Account. The assets of the General Account may be used to pay the claims of any of Our policy owners as well as Our creditors. The General Account invests its assets in accordance with state insurance law.
The assets of Our General Account support Our insurance and annuity obligations and are subject to Our general liabilities from business operations and to claims by Our creditors. Policy Value in the Fixed Account, plus any guarantees under the Policy that exceed Your Policy Value (such as those that may be associated with the Death Benefit), are paid from Our General Account. State insurance laws and regulations require life insurance companies, including the Company, to hold assets in its General Account equal to a special liability called “reserves” which, under such laws and regulations, are considered by the insurance regulators to be sufficient for the Company to meet its contractual obligations to policyholders. The Company complies with these requirements and We regularly monitor Our reserves to ensure that We hold sufficient assets to cover actual or expected policy and claims payments. State insurance regulators also require life insurance companies to maintain a minimum amount of capital in excess of assets that offset reserves, which acts as a cushion in the event that the insurer suffers financial impairment, based on the specific risks in the insurer’s operations. For the Company, such risks include those associated with losses that We may incur as the result of defaults on the payment of interest or principal on assets held in Our General Account, which include bonds, loans secured by mortgages, and equity securities, as well as the loss in value of these investments resulting from a loss in their market value.
We prepare Our financial statements on both a statutory basis, as required by state regulators, and according to Generally Accepted Accounting Principles (“GAAP”). Our audited GAAP financial statements are included in the Statement of Additional Information (which is available at no charge by calling Us at 1-800-796-3872 or by writing Us at Our Administrative Office). In addition, the Statement of Additional Information is available on the SEC's website at https://www.sec.gov.

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THE VARIABLE ACCOUNT AND THE FUNDS

SYMETRA SEPARATE ACCOUNT SL
Symetra Separate Account SL (“Variable Account”) is a separate account that was established under Washington law on November 6, 1986, and reestablished under Iowa law on July 1, 2014. The Variable Account holds the assets that underlie Policy Values invested in the Subaccounts. The Variable Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (“1940 Act”).
The Variable Account is divided into Subaccounts, each of which invests in the shares of a specific Fund. These Subaccounts buy and sell Fund shares at Net Asset Value without any sales charge. Any dividends and distributions from a Fund are reinvested at Net Asset Value in shares of that Fund.
Under Iowa law, the assets in the Variable Account are the property of Symetra Life. Variable Account assets are held separately from Symetra Life’s other assets and are not part of Our General Account. Variable Account assets may not be used to pay any of Our liabilities other than those arising from the Policies and other variable life insurance policies We issue through the Variable Account. The portion of the assets of the Variable Account equal to the reserves and other policy liabilities of the Variable Account are not chargeable with liabilities that arise from any other business that the Company may conduct. Income, gains and losses realized or unrealized from the assets allocated to a Subaccount are credited to or charged against such Subaccount without regard to other income, gains or losses of Symetra Life. If the Variable Account’s assets exceed the required reserves and other liabilities, We may transfer the excess to Our General Account.
Promises We make in the Policy are general obligations of Symetra Life and are not dependent on assets in the Variable Account.
Changes to the Variable Account. Where permitted by applicable law, We reserve the right to make certain changes to the structure and operation of the Variable Account, which may include:

•	Transferring assets supporting the Policies from one Subaccount to another or from the Variable Account to another separate account;

•	Removing, combining, or adding Subaccounts, and making the combined or added Subaccounts available for allocation of premium payments;

•	Closing certain Subaccounts to allocations of new premium or transfer of Policy Value by existing or new Owners;

•	Substituting shares of a Fund, which may have different fees and expenses, for shares of a Fund in which a Subaccount currently invests;

•	Combining the Variable Account with other separate accounts and/or creating new separate accounts;

•	Deregistering the Variable Account under the 1940 Act, or operating the Variable Account or any Subaccount as a management investment company, or as any other form permitted by law;

•	Managing the Variable Account under the direction of a committee at any time;

•	Making any changes required by applicable law or regulation; and

•	Modifying the provisions of the Policy to reflect changes to the Subaccounts and the Variable Account and to comply with applicable law.

We will notify You of any changes. We reserve the right to make other structural and operational changes affecting the Variable Account.

VARIABLE INVESTMENT OPTIONS
Each Subaccount of the Variable Account invests in shares of a corresponding Fund. Each Fund is part of the Vanguard Variable Insurance Fund, a series fund that is an open-end investment management company registered with the SEC.
Each Fund’s assets are held separate from the assets of the other Funds and each Fund has investment objectives and policies that are different from those of the other Funds. Thus, each Fund operates as a separate investment fund, and the income or loss of one Fund has no effect on the investment performance of any other Fund.
Each Fund’s investment objective(s) and policies are summarized below. There is no assurance that a Fund will achieve its stated objective(s). The investment performance for the Funds may differ substantially from mutual funds with similar names and objectives that are available to the general public. There can be no assurance, and We make no representation, that the investment performance of the Funds will be comparable to any other mutual fund portfolio, even those with the same

14

investment objectives and policies and advisor or manager. We do not guarantee or make any representation that the investment results of the Funds will be comparable to any other mutual fund portfolio, even those with the same investment advisor or manager.
You can find more detailed information about the Funds-including descriptions of Fund expenses, investment objectives and risks in the Fund prospectuses. You can obtain free copies of the Fund prospectuses by contacting Us at 1-800-796-3872. You should read the Fund prospectuses carefully. If You received a summary prospectus for a Fund listed below, please follow the directions on the first page of the summary prospectus to obtain a copy of the full prospectus.

FUND NAME	INVESTMENT OBJECTIVE	INVESTMENT ADVISOR
Vanguard® Variable Insurance Fund Portfolios Vanguard is a registered trademark of The Vanguard Group
Vanguard VIF - Equity Index Portfolio	The Portfolio seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks.	The Vanguard Group, Inc.
Vanguard VIF - Mid-Cap Index Portfolio	The Portfolio seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks.	The Vanguard Group, Inc.
Vanguard VIF - Total Stock Market Index Portfolio	The Portfolio seeks to track the performance of a benchmark index that measures the investment return of the overall stock market.	The Vanguard Group, Inc.
The Vanguard VIF - Total Stock Market Index Portfolio is a "fund-of-funds", which means that it achieves its objective by investing in other mutual funds rather than in individual securities.

We do not guarantee that each Fund will always be available for investment through the Policy.

Selection of Underlying Funds. The Funds offered as investment options under the Policy are selected by Symetra Life. We may consider various factors, including, but not limited to, asset class coverage, the alignment of the investment objectives of a Fund with Our hedging strategy, the strength of the advisor’s reputation and tenure, brand recognition, and past performance. The alignment of the investment objectives of each of the Funds with Our hedging strategy is a particularly important factor for Us because Our hedging activities make it possible for Us to offer the Lapse Protection Benefit at a reasonable price. We may remove a Fund or limit its availability to new premiums and/or transfers of Policy Value if We determine that a Fund no longer satisfies one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Owners.
You are responsible for allocating Variable Policy Value among the Subaccounts that are appropriate for Your own individual circumstances and Your investment goals, financial situation, and risk tolerance. Because investment risk is borne by You, You should carefully consider any decisions that You make regarding investment allocations.
In making Your Subaccount selections, We encourage You to thoroughly investigate all of the information that is available to You regarding the Funds, including the prospectus, SAI and annual and semi-annual reports for each Fund. After You select Funds for Your Initial Premium Payment(s), You should monitor and periodically re-evaluate Your allocations to determine if they are still appropriate.
You bear the risk of any decline in Your Policy Value resulting from the performance of the Funds You have chosen.
Voting Rights. Symetra Life is the owner of the Funds’ shares. However, when a Fund solicits proxies in connection with a shareholder vote, We will ask You for instructions as to how to vote those shares attributable to Your Variable Policy Value indirectly invested in that Fund. Before a vote of a Fund’s shareholders occurs, You will receive voting materials in accordance with the procedures established by the Fund. You will have the right to instruct Us on the number of Fund shares that corresponds to the amount of Policy Value that You have in that Fund. Your number of votes is calculated separately for each Subaccount and may include fractional votes.
We vote Fund shares for which no timely instructions are received from Owners in proportion to the voting instructions that are received from other Owners with respect to that Fund. For this reason, a small number of Owners may control the

15

outcome of a vote. Should We determine that We are permitted by law to do so, We will vote the shares in Our own right. If required by state insurance regulators, or if permitted under federal regulation, We may disregard certain Owner voting instructions.
You have no voting rights with respect to values in the Fixed Account.

THE POLICY

PURCHASING A POLICY
If You are between the ages of 20 to 85, You may purchase a Policy by submitting an application, the Initial Premium Payment, and providing evidence of insurability satisfactory to Us. Before approving an application, We conduct underwriting to determine Your Risk Class.
Upon receipt of the Initial Premium Payment and before a Policy is issued, We may provide temporary insurance, subject to a maximum amount. If You make Your Initial Premium Payment through Electronic Funds Transfer (“EFT”) and a specific draft date is requested, Your Issue Date will be at least three business days after the requested draft date. If no specific date is requested, Your Policy will be dated as of the underwriter approval date with the draft date being three business days prior.
The monthly deductions under the Policy are measured from and deducted as of the Policy Date. In certain situations, Your Policy Date may pre-date Your Issue Date. You should speak with Your sales representative about setting Your Policy Date and see CHARGES AND FEES for more information. Choosing a Policy Date that pre-dates the Issue Date will cause charges to be deducted prior to Your Issue Date.
CANCELLATION PERIOD
You may examine the Policy and, if for any reason You are not satisfied, You may cancel the Policy by returning it with a written request to cancel the Policy to Our Administrative Office or to the sales representative who sold it to you within thirty-five (35) calendar days after the Issue Date. If You decide to cancel Your Policy during the Cancellation Period, We will refund the premium payments made, minus any withdrawals, promptly, and will treat the Policy as if it had never been issued.
We hold the Net Premium Payments received for Your Policy during the Cancellation Period in the Fixed Account. At the expiration of the Cancellation Period, We will reallocate the Net Premium Payment(s) less Monthly Deductions, plus credited interest, held in the Fixed Account to the investment options available under an Owner’s Policy, based on the Owner’s allocation instructions in effect at that time.
OWNERSHIP RIGHTS
The Policy belongs to the Owner named in the application unless changed. The Owner, may exercise all of the rights and options described in the Policy. The Insured is the Owner unless the application specifies a different person as Owner. If the Owner dies before the Insured and no contingent Owner is named, then ownership of the Policy will pass to the Owner’s estate (subject to applicable community property laws).
The principal rights an Owner may exercise are to:

•	change the Owner;

•	select or change a contingent Owner of the Policy;

•	designate or change any Beneficiary or Contingent Beneficiary before the death of the Insured;

•	allocate Net Premium Payments and Policy Value among and between the Subaccounts and any Fixed Accounts; and

•	surrender, take a loan, or assign the Policy.

The Owner must select either the Guideline Premium Tax Test or the Cash Value Accumulation Tax Test on the Policy application. Once selected, the tax test applicable to Your Policy cannot be changed.
The Owner of a Policy may change the Owner and change any Beneficiary or Contingent Beneficiary by Written Notice. The request will take effect as of the date such Written Notice is signed by the Owner. We are not liable, however, for payment or other action taken by Us before We receive such Written Notice.

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PREMIUMS

Premium payments should be made payable to Symetra Life Insurance Company and in a form acceptable to us. You may choose to pay premiums:

•	By personal check drawn on U.S. funds;

•	By Electronic Funds Transfer (EFT); or

•	By wire.

You may choose to make premium payments directly to Our Administrative Office or through a pre-authorized transfer from a bank account. You can make Planned Periodic Payments using EFT by:

•	electing the EFT payment option on Your application or providing Us with a bank draft authorization form; and

•	providing Us with a voided check for account and bank routing information.

Monthly Planned Periodic Payments must be made by EFT.
You may change the method of paying premiums at any time without charge.
INITIAL PREMIUMS
If You choose to make Your Initial Premium Payment by check, it can be delivered either directly to Our Administrative Office or to Your registered representative. Your check must be sufficient to keep the Policy in force for at least two months. If You choose to make Your Initial Premium Payment by EFT, the Initial Premium Payment is equal to one monthly premium. You may change the method of paying premiums at any time without charge.
PLANNED PERIODIC PAYMENTS
You can schedule the amount and frequency of premium payments. We refer to these scheduled premiums as “Planned Periodic Payments”. You can choose to pay them either annually, semi-annually, quarterly, or monthly. Subject to Our approval, You can change the amount and frequency of Planned Periodic Payments. We will send Owners reminder notices for Planned Periodic Payments.
Making Planned Periodic Payments is optional. If You make Planned Periodic Payments on time and in full, there is still no guarantee that the Policy will not Lapse (i.e., terminate without value). See POLICY LAPSE AND REINSTATEMENT for more information.
ADDITIONAL PREMIUMS
Additional premium payments may be made at any time before the Maturity Date while the Policy is in force, and may be necessary to prevent Lapse. Additional premium payments or other changes to the Policy can jeopardize a Policy’s tax status. We will notify an Owner that a premium payment may result in a Policy becoming a Modified Endowment Contract ("MEC"), and will refund any portion of any premium payment We determine to be in excess of the premium limit established by law to qualify the Policy as life insurance.
Unless You specify otherwise in a Written Notice, We will consider any unplanned premium payment made while a loan is outstanding as a loan repayment.
Premium payments received in good order are credited to Your Policy on the business day We receive them at Our Administrative Office. However, payments received at Our Administrative Office without all of the information necessary to process them may postpone the crediting of Your payment to Your Policy. In addition, if Your check is received without the necessary information We need to process it, processing delays will occur as We attempt to contact You to get the necessary information.
ALLOCATION OF NET PREMIUM PAYMENTS AND POLICY VALUE
You designate how Your Net Premium Payments are to be allocated when You apply for a Policy. All percentage allocations must be in whole numbers. The sum of the allocations must equal 100%.
We allocate Net Premium Payments We receive during the Cancellation Period (including the Initial Premium Payment) to the Fixed Account. At the end of the Cancellation Period, the Net Premium Payment(s) less Monthly Deductions and

17

plus credited interest is (are) reallocated to any Subaccount that You selected, based on Your allocation instructions. Net Premium Payments received after the Cancellation Period are allocated to the Subaccounts and/or the Fixed Account, according to the allocation instructions We have at that time.
You may change Your allocation instructions without charge at any time by Written Notice or by telephone. The change will be effective as of the end of the Valuation Period on which We receive Your Written Notice or telephone call.
Whenever You allocate Net Premiums or transfer Policy Value into a Subaccount, We will credit Your Policy with the number of Units for that Subaccount that can be acquired for such premium or transfer amount. We price each Subaccount Unit on each Valuation Day using the Unit value determined at the closing of the regular business session of the New York Stock Exchange (“NYSE”) (usually at 4:00 p.m. Eastern time). We will credit amounts to the Subaccounts only on a Valuation Day. Your Policy Value will vary with the investment experience of the Subaccounts in which You invest.
If a selected Subaccount is not available, Your allocation or transfer will not be carried out. We will contact You for further instructions.
You should periodically review how Your Policy Value is allocated among the Subaccounts and the Fixed Account because market conditions and Your overall financial objectives may change.
PREMIUM LIMITATIONS
We reserve the right, at any time and without prior notice, to:

•
limit the amount and frequency of planned periodic premiums and additional unscheduled premiums (each, an “additional premium”). Aggregate premium payments in excess of $3 million are subject to Our prior approval.

•	limit the amount and frequency of Net Premium Payments that may be allocated to the Fixed Account.

•	refuse to accept such additional premium under the Policy.

In all cases, We will accept additional premium necessary to prevent the Policy from lapsing.

CALCULATION OF POLICY VALUE

VARIABLE POLICY VALUE
The Variable Account reflects the investment experience of the Subaccounts to which it is allocated, any Net Premium Payments and loan repayments allocated to the Subaccounts, transfers out of the Subaccounts, any withdrawals of Subaccount Value, any Loan Amount transferred to the Loan Account, and that portion of any withdrawal processing fee, transfer processing fee, or the Monthly Deduction attributable to the Subaccounts. There is no minimum Variable Policy Value. The Variable Policy Value at any time is the sum of the Subaccount Values for the Policy on the Valuation Day most recently completed.
UNITS
The value of the variable portion of Your Policy will go up or down depending upon the investment performance of the Subaccount(s) You choose. To keep track of this, We use a unit of measure called a Unit.The number of Units credited is determined by dividing the dollar amount directed to each Subaccount by the value of the unit for that Subaccount.
The Unit value for each Subaccount was arbitrarily set initially at $10 when the Subaccount began operations. Thereafter, the Unit value at the end of every Valuation Day is the Unit value at the end of the previous Valuation Day multiplied by the Net Investment Factor, as described below. The Subaccount Value for a Policy on any day is equal to the number of Units credited to the Policy in that Subaccount by the Unit value for the Subaccount on that day.
The net investment factor is used to measure the change in Unit value for each Subaccount from one Valuation Period to the next. The net investment factor may be greater or less than one, which means that the value of a Unit may increase or decrease from Valuation Day to Valuation Day. The net investment factor for any Subaccount is determined by dividing (1) by (2), where:

•	(1) is the result of

a.	the Net Asset Value Per Share of a Fund held in the Subaccount, determined at the end of the current Valuation Period; plus

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b.	the per share amount of any dividend or income distributions made by the Fund to the Subaccount, if the “ex-dividend” date occurs during the current Valuation Period; plus or minus

c.	a per share charge or credit for any taxes reserved for, which is determined by Symetra Life to have resulted from the operations of the Subaccount; and

•	(2) is the Net Asset Value Per Share of the Fund held in the Subaccount, determined at the end of the immediately preceding Valuation Period.

When You make Net Premium Payments or transfers into a Subaccount, We credit Your Policy with Units. Conversely, Units are liquidated when You request a withdrawal or a transfer of money from a Subaccount, when the Monthly Deduction is assessed, the Policy is surrendered, or Death Benefit Proceeds are paid. In either case, the increase or decrease in the number of Your Units is determined by taking the amount of the Net Premium Payment, transfer, withdrawal and dividing it by the value of a Unit on the date the transaction occurs.
Example: Assume that on Monday, We receive a $1,000 Net Premium Payment from You before the NYSE closes. You have told Us that You want this to go to the Fund A Subaccount. When the NYSE closes on that Monday, We determine that the value of a Unit of the Fund A Subaccount is $20. We then divide $1,000 by $20 and credit Your Policy on Monday night with 50 Units for the Fund A Subaccount.
FIXED POLICY VALUE
The Fixed Policy Value under a Policy at any time is equal to: (i) Net Premium Payments allocated to the Fixed Account, plus (ii) Policy Value transferred to the Fixed Account; plus (iii) interest credited to the Fixed Account; minus (iv) transfers from the Fixed Account (including any transfer fees deducted); minus (v) withdrawals from the Fixed Account (including any withdrawal processing fee deducted); minus (vi) any applicable Monthly Deductions.

TRANSFER OF POLICY VALUE

While the Policy is in force and the Insured is still living, You can transfer Policy Value among and between any available Subaccounts and the Fixed Account. We will accept transfer requests from You by telephone, by Written Notice sent by fax or mail. Each transfer must be in good order.
Transfers to or from the Subaccounts will take effect at the end of the Valuation Period during which We receive the request, in good order, at Our Administrative Office. If We receive a transfer request after the end of the Valuation Day, We will process the order using the Subaccount Unit value determined at the end of the next Valuation Day. We reserve the right to modify, restrict, suspend or eliminate transfer privileges (including telephone transfers) at any time.
The following apply to transfers under the Policy:

•	Policy Value may not be transferred to the Fixed Account when the Lapse Protection Benefit Rider is in effect.

•	We will accept transfers by telephone or by written request.

•
The minimum amount that may be transferred is $1,000. If, after the transfer, the amount remaining in the Subaccount(s) or the Fixed Account would be less than the minimum amount that may be transferred, We reserve the right to transfer the entire Subaccount Value or Fixed Policy Value instead of the requested amount.

•	Except as listed below, We may deduct a $25 charge from the amount transferred for each transfer in excess of 24 transfers in a Policy Year.

◦	We consider each communication directing Us to transfer Policy Value between Subaccounts and/or the Fixed Account a single transfer.

◦
Transfers resulting from loans, automatic rebalancing, transfers from the Fixed Account at the expiration of the Cancellation Period, currently are not treated as transfers for the purpose of assessing a transfer processing fee.

•
We reserve the right to limit the maximum amount an Owner may transfer from the Fixed Account each Policy Year after the first Policy Year to the greater of (i) 25% of the Fixed Policy Value measured on the preceding Policy Anniversary and (ii) the total dollar amount transferred from the Fixed Account in the immediately preceding Policy Year.

Telephone transfer privileges are available for transfers among and between Subaccounts and the Fixed Account, and automatic rebalancing.

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Please note the following regarding transfer requests made by telephone:

•	We will use reasonable procedures to confirm that the person giving instructions is authorized to do so.

•	If We follow these procedures, We are not liable for any loss, damage, cost or expense from complying with instructions We reasonably believe to be authentic.

•	We require a form of personal identification before acting on instructions received by telephone, and We make a tape recording of the instructions given by telephone.

Transfers to the Fixed Account when the Lapse Protection Benefit Rider is in effect may only be made by Written Notice.

Telephone, fax and website transfers, may not always be available. For example, Our offices may be closed during severe weather emergencies or there may be interruptions in telephone and computer systems that are beyond Our control. In addition, We can experience outages or slowdowns for a variety of reasons. Such outages and slowdowns whether in Our systems, Your systems, or those of Your service provider or Your agent may prevent or delay our receipt of Your transfer request.
You also should protect Your password because self-service options will be available to anyone who provides Your password. We will not be able to verify that the person using Your user name and password and providing instructions is You or a person authorized by You.
AUTOMATIC REBALANCING
After Your Policy Value has been invested, the performance of the Subaccounts may cause the percentage in each Subaccount to change from Your original allocations. You can instruct Us to adjust Your investment in the Subaccounts and the Fixed Account to maintain a predetermined mix on a quarterly basis. Once started, automatic rebalancing will continue until You request Us to stop.
LIMITS ON EXCESSIVE TRANSFERS AND MARKET TIMING ACTIVITY
Effects of Excessive Transfers and Market Timing Activity. The Policy and the Funds are not designed for short term trading or market timing, or for persons that make large, or frequent transfers. Such trading activity may be disruptive to portfolio management strategies by causing forced and unplanned portfolio turnover, and increased trading and transaction costs. In addition, these activities may require a Fund to maintain a higher level of cash than would otherwise be the case, resulting in lost opportunity costs that must be indirectly borne by all Owners invested in the affected Subaccounts, not just those making the transfers. These disruptive activities may increase expenses and adversely affect Fund performance, thereby negatively impacting long-term Owners.
Detection and Deterrence. Symetra Life discourages and does not accommodate frequent transfers or market timing activity. Due to the potential adverse consequences to Owners, the Funds, Fund shareholders, and the Variable Account, We have established certain policies and procedures to attempt to detect and deter market timing and disruptive trading. Under these policies and procedures, various analytics are used to evaluate factors that may be indicative of frequent trading. For example, transactions in Funds that exceed certain monetary thresholds may be scrutinized. Symetra Life also may review transactions that occur close in time to other transactions in the same Policy or in multiple Policies under common ownership or influence. Trading activity that is identified through these procedures, or as a result of any other information available, will be evaluated to determine whether such activity might constitute frequent trading. These procedures may be modified from time to time as appropriate to improve the detection of frequent trading, to facilitate monitoring for frequent trading in particular retirement plans or other accounts, and to comply with applicable laws. Despite Our monitoring, however, We may not be able to detect or halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the Funds, We cannot guarantee that all harmful trading will be detected or that a Fund will not suffer from market timing and disruptive trading among Subaccounts of variable products issued by these other insurance companies or retirement plans.
In addition to the broad ability to restrict potentially harmful trading as described above, Symetra Life has adopted a policy under which any Owner transferring $100,000 or more from a Subaccount may not transfer Policy Value back into that Subaccount for 90 days. Symetra Life will grant two exceptions to the 90-day policy, per rolling 12‑month period. We will notify You in writing after You trigger each exception to the 90-day policy.
We may impose other restrictions on transfers, or even prohibit transfers for any Owner who, in Our view, has abused or appears likely to abuse, the transfer privilege, on a case-by-case basis. We may, at any time and without prior notice, discontinue transfer privileges, modify Our procedures, impose holding period requirements, or limit the number, size, frequency, manner or timing of the transfers that We permit. If We modify Our procedures, they will be applied uniformly to all Owners. We also reserve the right to reverse a transfer if a Fund refuses or reverses Our order; in such instances some Owners

20

may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, We may aggregate two or more variable insurance products that We believe are connected by Owners or persons engaged in trading on behalf of Owners.
In addition to Our internal policies and procedures, We will administer Your Policy to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We may implement, administer, and charge You for any fee or restriction, including redemption fees, imposed by any Fund. To the extent permitted by law, We also may defer the transfer privilege at any time that We are unable to purchase or redeem shares of any of the Funds.
If a transfer request is rejected or Your transfer privileges have been restricted for any reason, We will attempt to inform You by telephone the next business day. If We do not succeed in reaching You by telephone, We will send a letter to Your Address of Record.
Our ability to detect market timing or other disruptive trading may be limited by operational and technological systems, as well as by Our ability to predict strategies employed by Owners (or those acting on their behalf) to avoid detection. As a result, despite Our efforts to prevent harmful trading activity among the Subaccounts available under this Policy, there is no assurance that We will be able to detect or deter market timing or disruptive trading by such Owners or intermediaries acting on their behalf. Moreover, Our ability to discourage and restrict market timing or disruptive trading may be limited by terms of the Policy and by decisions of state regulatory bodies and court orders that We cannot predict.
Fund Frequent Trading Policies. The Funds to which We submit purchase and redemption orders may also detect large or unusual patterns of trades submitted by Us on behalf of all Our variable annuity contract owners and variable life policy owners. Those Funds may require Us to investigate whether any of Our contract owners are engaged in market timing or other similar activity and to cooperate with them to discourage such activity. If a Fund believes You are engaged in market timing activity, it may require Us to block You from making transfers or purchases to the Fund. In addition, federal regulations may require Us to provide individual transaction and contract owner information to the Funds when requested.
In addition to Our market timing procedures, the Funds to which We submit purchase and redemption orders may have their own market timing policies and restrictions. Those policies and procedures, when applicable, are described in the prospectuses for each of the Funds available for investment by you. We reserve the right to enforce the Funds' policies and procedures. Under SEC rules, We are required to: (i) enter into a written agreement with each Fund or its principal underwriter that obligates Us to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and (ii) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the market timing policies established by the Fund.
In cases of large or frequent transfers, Fund managers or Symetra Life may reject trades that are determined to be detrimental to other Fund investors or violate the Funds’ policies and procedures. Therefore, to the extent permitted by law, We may delay or refuse to honor a transfer request to a Subaccount that invests in a Fund, or to reverse such a transfer request, at any time We are unable to purchase or redeem shares of any of the Funds because of the Fund’s refusal or restriction on purchases or redemptions.
We further reserve the right to implement, administer, and collect any fee or restriction, including redemption fees, imposed by any Fund. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading. You should read the prospectus of each Fund for more information about the Fund’s ability to refuse or restrict purchases or redemptions of its shares and to impose redemption fees.

DEATH BENEFIT

DEATH BENEFIT PROCEEDS
Upon receipt of Due Proof of Death of the Insured while the Policy is in force, We will pay the Death Benefit Proceeds to the primary Beneficiary(ies), if living, or to a Contingent Beneficiary. If no Beneficiary or Contingent Beneficiary survives the Insured, We will pay the Death Benefit Proceeds to the Owner or the Owner’s estate. We will pay the Death Benefit in a single sum or under a payment option provided under the Policy that the Owner or the Beneficiary(ies) select(s). See “Settlement Options” in OTHER INFORMATION ABOUT THE POLICY.

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The Death Benefit Proceeds equal:	•	The Death Benefit; plus
	•	Any Death Benefit under any rider to the Policy; minus
	•	Any liens; minus
	•	Any Loan Amount; minus
	•	Any unpaid Monthly Deductions if the Insured dies during the Grace Period.
We may further adjust the amount of the Death Benefit if We contest the Policy based on Your misstatement of the Insured's Age or, if permitted by state law, sex.
We will pay interest on the Death Benefit Proceeds from the date of death to the date of payment. The annual interest rate will be at least 1%. We will pay additional interest at an annual rate of 10% starting thirty-one (31) days following the latest of (1), (2) or (3) below until the date the Death Benefit proceeds are paid.

1.	The date We receive Due Proof of Death at Our Administrative Office;

2.	The date We receive sufficient information to determine Our liability, the extent of the liability, and the person(s) entitled to the Death Benefit Proceeds; or

3.
The date that legal impediments to payment of the Death Benefit Proceeds that depend on actions of parties other than Symetra Life such as the establishment of guardianship and conservatorships, the appointment and qualification of trustees, and the submission of information necessary to satisfy state and federal reporting obligations are removed to Our satisfaction.

DEATH BENEFIT
Your Policy’s initial amount of insurance coverage, which You select in Your application, is its Initial Specified Amount. The maximum Specified Amount is generally $99 million. You may decrease, but not increase, Your Specified Amount.
The Death Benefit is the greater of the Specified Amount on the date of the Insured’s death or the applicable percentage of the Policy Value as of the Insured’s date of death, as shown in Your Policy. The amount of the Death Benefit is determined at the end of the Valuation Period in which the Insured dies.
The Policy is intended to qualify under Internal Revenue Code Section 7702 as a life insurance policy for federal tax purposes. The Death Benefit is intended to qualify for the federal income tax exclusion. The provisions of the Policy and any attached endorsement or rider will be interpreted to ensure such qualification, regardless of any language to the contrary.
To the extent the Net Amount at Risk under Your Policy increases as a result of a premium payment, We may require evidence of insurability satisfactory to us. We will make appropriate adjustments, prospectively, to the Monthly Deductions or any supplemental benefits that are consistent with such an increase.
Tax Compliance Tests. Under Section 7702 of the Internal Revenue Code, a policy will generally be treated as life insurance for federal tax purposes if, at all times, it meets either a Guideline Premium Test (“GPT”) or a Cash Value Accumulation Test (“CVAT”). You must choose either the GPT or the CVAT before the Policy is issued. Once the Policy is issued, You may not change to a different test. The Death Benefit will vary depending on which test is used. In deciding whether to choose the CVAT, You should consider that the CVAT generally permits more premiums to be contributed to a Policy, but may require the Policy to have a higher Death Benefit, which may increase certain charges.
The GPT has two components, a premium limit component and a corridor component. The premium limit restricts the amount of premium that can be paid into the Policy. The corridor requires that the Death Benefit be at least a certain percentage (varying each year by Attained Age of the Insured) of the Policy Value. The CVAT does not have a premium limit, but does have a corridor that requires that the Death Benefit be at least a certain percentage (varying based on the Attained Age, sex and Risk Class of the Insured) of the Policy Value, adjusted for certain riders.
The corridor under the CVAT is different from the corridor under the GPT. Specifically, the CVAT corridor requires more Death Benefit in relation to Policy Value than is required by the GPT corridor. Therefore, for a Policy in the corridor with no riders, as Your Policy Value increases, Your Death Benefit will increase more rapidly under CVAT than it would under GPT.

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Under the Guideline Premium Test

The Death Benefit equals the greater of:	1.	The Specified Amount; or
	2.	A specified percentage, shown in Your Policy, of the Policy Value on the Insured’s date of death.
The Death Benefit factor is the minimum multiple of Policy Value We must pay as the Death Benefit under federal tax requirements. The Death Benefit factor is shown in Your Policy for the Insured's Attained Age as of his or her death. The following table indicates the Death Benefit factors for the GPT for different Attained Ages:

Attained Age	Death Benefit Factor
40 and under	2.50
41 to 45	2.50 minus 0.07 for each age over Attained Age 40
46 to 50	2.15 minus 0.06 for each age over Attained Age 45
51 to 55	1.85 minus 0.07 for each age over Attained Age 50
56 to 60	1.50 minus 0.04 for each age over Attained Age 55
61 to 65	1.30 minus 0.02 for each age over Attained Age 60
66 to 70	1.20 minus 0.01 for each age over Attained Age 65
71 to 75	1.15 minus 0.02 for each age over Attained Age 70
76 to 90	1.05
91 to 94	1.05 minus 0.01 for each age over Attained Age 90
95 to 99	1.01
100 and older	1.01

If the Code requires Us to determine the Death Benefit by reference to these Death Benefit factors, then the Policy is described as “in the corridor.” An increase in the Policy Value will increase Our risk, and We will increase the cost of insurance We deduct from the Policy Value.
Guideline Premium Test Example: Assume that the Insured's Attained Age is under 40 and that there is no Loan Amount. A Policy with a $100,000 Specified Amount will generally pay $100,000 in Death Benefit. However, because the Death Benefit must be equal to or be greater than 2.50 times the Policy Value, any time the Policy Value exceeds $40,000, the Death Benefit will exceed the $100,000 Specified Amount. The figure $40,000 is derived by solving for Policy Value in the following calculation: $100,000 = 2.50 multiplied by the Policy Value. Each additional dollar added to the Policy Value above $40,000 will increase the Death Benefit by $2.50.
Similarly, for this Policy, as long as the Policy Value exceeds $40,000, each dollar taken out of the Policy Value will reduce the Death Benefit by $2.50. If at any time the Policy Value multiplied by the Death Benefit factor is less than the Specified Amount, then the Death Benefit will equal the Specified Amount of the Policy.
Under the Cash Value Accumulation Test

Death Benefit equals the greater of:	1.	The Specified Amount; or
	2.	A specified percentage, shown in Your Policy, multiplied by the Policy Value on the date of the Insured’s death.
The Death Benefit factor under CVAT is calculated as specified under Section 7702. It is based on the Insured’s sex, Risk Class, Specified Amount band (if any), and Attained Age at the beginning of each Policy Year.

Cash Value Accumulation Test Example: Assume that a Policy has no Loan Amount. Also assume that the Policy has a Specified Amount of $1,000,000 and the Death Benefit factor is 2.97. Under the Level Option, a Policy with a $1,000,000

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Specified Amount will generally pay $1,000,000 in Death Benefits. However, because the Death Benefit for the Policy must be equal to or be greater than 2.97 times the Policy Value, any time the Policy Value exceeds $336,700, the Death Benefit of the Policy will exceed the $1,000,000 Specified Amount. The figure of $336,700 is derived by solving for Policy Value in the calculation $1,000,000 = 2.97 multiplied by Policy Value. Each additional dollar added to the Policy Value above $336,700 will increase the Death Benefit of the Policy by $2.97. Similarly, for this Policy, as long as the Policy Value exceeds $336,700, each dollar taken out of the Policy Value will reduce the Death Benefit of the Policy by $2.97. If at any time the Policy Value multiplied by the Death Benefit factor is less than the Specified Amount, the Death Benefit of the Policy will equal the Specified Amount of the Policy.

Similarly, for this Policy, as long as the Policy Value exceeds $336,700, each dollar taken out of the Policy Value will reduce the Death Benefit of the Policy by $2.97. If at any time the difference between the Policy Value and the Net Single Premium for riders multiplied by the Death Benefit factor is less than the Specified Amount, the Death Benefit of the Policy will equal the Specified Amount of the Policy.
DECREASING THE SPECIFIED AMOUNT
After the first Policy Year, You can request a decrease of at least $10,000 in the Specified Amount by Written Notice to Us at Our Administrative Office. Decreases in the Specified Amount will allow you to decrease the planned premium amount and will decrease the guideline premium payment. Changes take effect on the first Monthly Anniversary Day on or next following the date We approve the change. We may decline to make a change that would decrease Your Specified Amount of insurance to less than the minimum amount shown in Your Policy, or that would disqualify Your Policy as life insurance under tax law. We do not permit decreases in Specified Amount during a Grace Period.

LAPSE PROTECTION BENEFIT RIDER

Each Policy is issued with a Lapse Protection Benefit Rider. This benefit ensures that the Policy will remain in force even if the Net Surrender Value is insufficient to cover Monthly Deductions. Under the Lapse Protection Benefit Rider, the Policy will not Lapse as long as the Policy is in a Lapse Protection Benefit Period. A Lapse Protection Benefit Period is any period when the Lapse Protection Value (defined below) is greater than or equal to the lapse protection minimum value (as shown on Your Policy specifications page) and the Policy’s Surrender Value exceeds any Loan Amount. We assess a charge for this benefit, which is a percentage of the Specified Amount of the Policy. Investment restrictions apply.
LAPSE PROTECTION VALUE
The Lapse Protection Value is computed monthly, taking into account credits and charges similar to those used to calculate the Policy Value. Unlike the Policy Value, however, the Lapse Protection Value does not represent an actual monetary value available to an Owner. Rather, it is a notional amount that is used to determine whether the Lapse Protection Benefit is in effect.
The Lapse Protection Value is the sum of all premiums paid, and is adjusted for withdrawals, reduced by loans and increased by loan repayments, reduced by Monthly Deductions, credited with interest, and proportionally reduced for Specified Amount decreases. A surrender charge is applied to the Lapse Protection Value to determine whether the value remains positive. The Lapse Protection Benefit surrender charge varies by issue age, Risk Class, Policy duration, and if permitted by state law, sex.

•	Withdrawals will proportionally reduce the Lapse Protection Value-e.g., a withdrawal that reduces the Policy Value by 10% will also reduce the Lapse Protection Value by 10%.

•
Policy loans will result in a reduction (a specified dollar-for-dollar ratio) of the Lapse Protection Value in the month the loan is taken. Likewise, any repayments of loan principal (excluding any interest) will be credited to the Lapse Protection Value, applying the same specified ratio, in the month the loan repayment is received. Repayments of loan interest will not be credited to the Lapse Protection Value.

◦	Example:

▪	Assume the dollar-for-dollar ratio is 2:1, the loan is $2,000 (excluding any advance interest charged), and We assess a 3% interest charge on loans taken.

▪	The loan results in a $4,000 (2 multiplied by $2,000) reduction in the Lapse Protection Value.

▪	If a $60 payment of loan interest is made the following year, that payment is not credited to the Lapse Protection Benefit.

▪	If, however, the loan is fully repaid two years after the loan is taken with a payment of $2060, then $4,000 (two times the loan principal amount) will be credited to the Lapse Protection Value.

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•
A Specified Amount decrease will proportionally reduce the Lapse Protection Value. For example, if the Specified Amount of the Policy is reduced by 25%, then the Lapse Protection Value will be reduced by 25% as well.

•	Monthly Deductions from Lapse Protection Value:

◦	COI charges are assessed against a Lapse Protection Value net amount at risk in a manner similar to the COI charges assessed against Policy Value.

◦	The Lapse Protection Benefit Rider Expense Charge consists of a flat monthly charge and a charge per $1,000 of Specified Amount.

◦	Deductions of any charges for other riders that apply to Your Policy.

Interest is credited to the Lapse Protection Value each month, after all Monthly Deductions have been assessed.
TAX CONSEQUENCES
Anyone contemplating the purchase of a Lapse Protection Benefit Rider should be aware that it involves several tax risks. First, the lapse protection benefits provided under the Rider will not be achieved if the Policy is a Modified Endowment Contract or becomes a Modified Endowment Contract after the periodic borrowing begins. Moreover, neither the Internal Revenue Service nor the courts have ruled on whether the Lapse Protection Benefit Rider will keep the Policy from lapsing for tax purposes, and that result may be subject to challenge by the IRS. In this respect, even with the Lapse Protection Benefit Rider, there is a risk that poor investment performance, together with ongoing deductions for insurance charges, will lead to a substantial decline in the Policy’s cash value that could result in the Policy being treated for tax purposes as having lapsed. In that event, a significant tax liability could arise when the lapse is deemed to have occurred. Anyone considering purchasing the Policy with the Lapse Protection Benefit Rider should consult a competent tax adviser before purchasing the Policy about the tax risks inherent in exercising the Lapse Protection Benefit Rider. For more information, see TAXES.

INVESTMENT REQUIREMENTS
Allocating Account Values to the Fixed Account after the free look period will terminate the Lapse Protection Benefit Rider .

CHARGES AND FEES

This section describes the charges and deductions that We make under the Policy in consideration for the services and benefits We provide, the costs and expenses We incur, and the risks We assume. We may profit from the charges and fees and We may use any such profits for any purpose, including payment of distribution expenses. The current and maximum guaranteed levels of the charges and deductions are presented in the Fee Table.
PREMIUM CHARGE
We will deduct certain charges from premium payments before We allocate the Net Premium Payments to the Subaccounts or the Fixed Account. The premium charge compensates Us for certain sales expenses and state and federal tax liabilities associated with the Policies.
MONTHLY DEDUCTION
Each month We will deduct an amount from Your Policy Value to pay for the benefits provided by Your Policy. We deduct this charge on the Policy Date and on each Monthly Anniversary Day thereafter until the Maturity Date. We reduce Subaccount Values by liquidating Units and any Fixed Policy Value either in the proportion that each Subaccount Value and any Fixed Policy Value bears to the Policy Value (less any Loan Account Value), or as directed by the Owner. Because portions of the Monthly Deduction (such as cost of insurance) can vary, the monthly deduction will also vary. The monthly deduction consists of:

•	the monthly administrative charge; plus

•	the monthly expense charge; plus

•	the monthly cost of insurance charge; plus

•	the monthly Variable Policy Value charge; plus

•	the monthly cost of additional benefits provided by riders.

Monthly Administrative Charge. We deduct a monthly administrative charge, expressed in dollars, from Your Policy Value to compensate Us for issue and administrative costs.
Monthly Expense Charge. We deduct a monthly expense charge from Your Policy to compensate Us for Our costs for

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sales, administration, capital, taxes, and a variety of other expenses. This charge, expressed as an amount per $1,000 of Initial Specified Amount, will vary by the Issue Age, Risk Class, initial Specified Amount, Policy duration (i.e., how long the Policy has been in force), and if permitted by state law, sex.
Monthly Cost of Insurance Charge. The monthly cost of insurance charge depends upon a number of variables that cause the charge to vary from Policy to Policy and from month to month. The charge is computed at the beginning of each Policy Month and is equal to the cost of insurance rate multiplied by per $1,000 of the Net Amount at Risk.

To determine the monthly cost of insurance rates, We use a schedule of current cost of insurance rates and consider a number of factors. The factors include, but are not limited to: (i) Attained Age, Issue Age, Risk Class of the Insured, and if permitted by state law, sex; (ii) Policy duration; (iii) the Company’s expectations as to future mortality experience; (iv) taxes; (v) capital and reserve requirements; (vi) investment earnings; and (vii) other expenses. We review the monthly cost of insurance rates on an ongoing basis and may, based on changes in such factors, change monthly cost of insurance rates from time to time. Any changes in cost of insurance rates are determined in accordance with procedures and standards on file with the insurance department of the jurisdiction in which the Policy is delivered and are made on a uniform basis for Insureds of the same class as defined by Attained Age, Issue Age, Risk Class, Policy duration, and if permitted by state law, sex. The rates will never be greater than the Table of Guaranteed Maximum Cost of Insurance Rates stated in Your Policy.
The Risk Class of the Insured will affect the cost of insurance rates. In determining underwriting classifications, We apply certain criteria that are based on an assessment of the Insured’s life expectancy. We currently place Insureds into preferred or standard Risk Classes: standard nicotine, preferred nicotine, standard non‑nicotine, standard plus non-nicotine, preferred non-nicotine, super preferred non‑nicotine. We also place Insureds in substandard Risk Classes with extra ratings that reflect higher mortality risks and will result in higher cost of insurance rates. Examples of reasons an Insured may be placed into a substandard Risk Class include (where permitted by state law), but are not limited to, medical history, avocation, occupation, driving record, or planned future travel.
The guaranteed rates for standard classes are based on the 2017 Commissioners' Standard Ordinary Mortality Tables, and if permitted by state law, Male or Female ("2017 CSO Tables"). The guaranteed rates for substandard classes are based on multiples of or additions to the 2017 CSO Tables that are relevant to Your Policy. If your policy was issued prior to November 5, 2019, the guaranteed rates are based on the 2001 Commissioners' Standard Ordinary Mortality Tables, and if permitted by state law, Male or Female. Cost of insurance rates for an Insured in a non-nicotine class are less than or equal to rates for an Insured of the same age and if permitted by state law, sex in a nicotine class. Cost of insurance rates for an Insured in a non-nicotine or nicotine “standard” class are generally lower than guaranteed rates for an Insured of the same age and if permitted by state law, sex and nicotine status in a “substandard” class.
For a better understanding of how the cost of insurance and other charges affect Policy Values, You should request a personalized illustration from Your registered representative.
Monthly Variable Policy Value Charge. We deduct a monthly charge as a percentage of Your Variable Policy Value. We may use revenue from this charge to cover a variety of types of expenses, including sales expenses. The Variable Policy Value charge We deduct from each Subaccount during Policy Years 11 and later may be lower than the maximum charge deducted during the first 10 Policy Years.
If this charge, combined with other Policy fees and charges, does not cover Our total actual costs for services rendered and expenses incurred, We will absorb the loss. Conversely, if the charge covers more than Our actual costs, then the excess is a profit for Us. We expect to profit from this charge.
Monthly Cost of Additional Benefits Provided by Riders. The Monthly Deduction will include any charges for certain supplemental benefits that You add to Your Policy by rider. See SUPPLEMENTAL BENEFITS (RIDERS) for more information on rider charges.
SURRENDER CHARGE
The surrender charge compensates Us for expenses incurred in connection with the sale of the Policy.
Your Policy will be issued with a surrender charge schedule. We will deduct a surrender charge if You surrender Your Policy during the first fifteen (15) Policy Years. This charge varies by Policy duration and by the Issue Age, Risk Class of the Insured, and if permitted by state law, sex. The charge is also a function of the Initial Specified Amount. The surrender charge is assessed per $1,000 of Initial Specified Amount. If a Policy is reinstated, the amount of the surrender charge is reinstated. See “Reinstatement” in POLICY LAPSE AND REINSTATEMENT.

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The surrender charge does not apply to withdrawals.
WITHDRAWAL PROCESSING FEE
We reserve the right to deduct a fee to cover the costs We incur in processing withdrawals. Unless You instruct Us otherwise, We will deduct the withdrawal and any withdrawal processing fee from the Fixed Policy Value and Subaccount Value in the same proportion as We take Monthly Deductions. If this is not possible, We will deduct withdrawals and withdrawal processing fees proportionately from the Subaccounts and any Fixed Accounts in which You are invested.
TRANSFER PROCESSING FEE
We currently allow You to make twenty-four (24) transfers among and between the Subaccounts and the Fixed Account each Policy Year free of charge; We may deduct a charge for additional transfers. We deduct the transfer processing fee from the amount being transferred.
For purposes of assessing the transfer processing fee:

•	Each transfer request, regardless of the number of Subaccounts affected by the transfer, is considered a single transfer.

•	For purposes of the transfer processing fee, transfers resulting from automatic rebalancing, Policy loans, or expiration of the Cancellation Period, do not count as transfers.

LOAN INTEREST SPREAD
We currently charge interest on the amount borrowed when You take a loan from Us using Your Policy as collateral. We will also credit the amount in the Loan Account with interest at an effective annual rate that will not be lower than the minimum guaranteed interest rate for the Fixed Account shown in Your Policy. After offsetting the interest We credit, the net cost of loans will not exceed 1%. For more detail, see “Loans” in ACCESS TO YOUR POLICY VALUE.
TAXES
Premium Taxes. States and municipalities may charge Us premium taxes ranging from 0% to 3.5%. These taxes vary by jurisdiction and are subject to change. We deduct the applicable tax as a part of the Premium Charge.
Income or Other Taxes. We reserve the right to deduct a charge from Your Policy to cover the expense of taxes We pay attributable to Your Policy.
FUND EXPENSES
There are deductions from and expenses paid out of the assets of the various Funds. These expenses are summarized in the Total Annual Fund Operating Expenses table of this prospectus. For more detailed information, You should refer to the Fund prospectuses.
VARIATION IN CHARGES
There may be circumstances that result in sales or administrative expenses or insurance risks that are different from those normally associated with this Policy. Under such circumstances, We may vary the charges and other terms of the Policies, but in no event will the charges exceed the maximum charges identified in the fee tables in this prospectus. Any reduction in charges associated with the Policy must be consistent with applicable law, will be applied in a manner that is not unfairly discriminatory to Owners, and will reflect the differences in costs of services provided.

ACCESS TO YOUR POLICY VALUE

You can access money in Your Policy in the following ways:

•	by taking loans against Your Net Surrender Value;

•	by requesting withdrawals after the first Policy Year; and

•	by surrendering Your Policy.

LOANS
While a Policy is in force, and after the completion of the Cancellation Period, the Owner may borrow money from the Policy using the Policy’s Net Surrender Value as the only security for the loan. A loan that is taken from and secured by a Policy may have tax consequences. See “Policy Loans” in TAXES.

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Policy loans are subject to certain conditions:

•	The minimum loan amount is $1,000.

•	The maximum amount an Owner may borrow (subject to any applicable state law requirement) is shown in the Policy.

When an Owner takes a loan, We will withdraw an amount equal to the requested loan from each of the Subaccounts and any Fixed Account based on allocation instructions from the Owner, and transfer that amount to the Loan Account. The Loan Account is part of Symetra Life’s General Account. No charge will be imposed for these transfers of Policy Value into the Loan Account, and these transfers are not treated as transfers in calculating any transfer processing fee.
If the Owner does not specify the allocation, We will deduct the amount of the loan taken from the Subaccount Value(s) and the Fixed Policy Value (excluding Loan Account Value) in the same proportion as We make Monthly Deductions. If that is not possible, then We will make the allocation based on the proportion that each Subaccount Value and the Fixed Policy Value (excluding Loan Account Value) bear to the Policy Value (less the Loan Account Value) as of the date that the transfer is made. If unpaid interest is due from an Owner on a Policy Anniversary, Policy Value in the amount of the interest is transferred to the Loan Account as of that anniversary and is added to the Loan Amount. The Policy Value transferred in connection with unpaid loan interest is allocated on the same basis as other Policy Value that We transfer to the Loan Account.
We normally pay the amount of the loan taken within seven days after We receive a loan request, by Written Notice signed by the Owner, assignee, and any irrevocable Beneficiary, at Our Administrative Office. We will not be liable for processing a loan request if We believe the request is genuine. We may postpone payment of loans under certain conditions.
Loan amounts are credited with interest and are also charged with interest. We will credit the amount in the Loan Account with interest at an effective annual rate that will not be lower than the minimum guaranteed interest rate for the Fixed Account shown in Your Policy. The interest rate We charge on borrowed amounts may vary, but will not exceed the greater of (i) the guaranteed interest rate credited to the Fixed Account (as shown in Your Policy) plus 1% and (ii) the Moody’s Corporate Bond Yield Average for the calendar month that ends two months before Your Policy Anniversary. In the event that the Moody’s Corporate Bond Yield Average is not available or does not reflect prevailing interest rates for investment grade debt, We may substitute another widely-recognized indicator of such prevailing interest rates.
Loan interest is payable in advance on the date of the loan and on each subsequent Policy Anniversary until the loan is repaid. Loan interest that is not paid on the date due increases the outstanding Loan Amount and is charged loan interest.
You can repay a loan at any time while the Insured is living and the Policy is in force. Loan repayments must be sent to Our Administrative Office and will be credited as of the Valuation Day it is received in good order. We will consider each additional premium payment made while a loan is outstanding as a loan repayment, unless You specify otherwise in a Written Notice. Loan repayments first pay down interest, then any additional loan repayment goes toward paying down the loan principal. Unless the Owner instructs Us otherwise, We will allocate any repayment of loan principal to the Subaccounts and/or the Fixed Account in accordance with the Owner’s allocation instructions for Net Premium Payments in effect at the time of such repayment.
Loan Interest Spread. The loan interest spread is the difference between the amount of interest We charge You for a loan and the amount of interest We credit to Your Loan Account. In no event will the loan interest spread exceed 1%.
Effect of Policy Loans. A Policy loan reduces the Death Benefit and Surrender Value by an amount equal to the sum of any unpaid Policy loan and accrued loan interest (the Loan Amount). Repaying the loan causes the Death Benefit and Surrender Value to increase by the amount of the repayment. As long as a loan is outstanding, We hold an amount in the Loan Account equal to the amount of the Loan Amount as of the last Policy Anniversary plus any accrued interest. Loaned amounts do not participate in the investment performance of the Variable Account and may not be credited with the interest rates accruing on the portion of Policy Value in the Fixed Account. Loan Amount is not available for withdrawal or surrender.
There are risks involved in taking a Policy loan, including possible adverse tax consequences. For example, if Your Policy is a MEC, the loan may be taxable and may be subject to a 10% tax penalty. If a loan is outstanding and Your Policy lapses, the amount of any unpaid loans will be treated as a distribution and will be taxable to the extent of gain in the Policy. See “Modified Endowment Contracts” in TAXES for more information. You should consult a tax advisor before taking out a Policy loan.
Loans also reduce the number of Units in the Subaccounts and/or the value in the Fixed Account, which, in turn, increases:

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•	the risk that You will not accumulate enough Policy Value to meet Your future financial needs.

•	the potential for a Policy to Lapse if projected earnings, taking into account any Loan Amount, are not achieved and, for example, as a result, the Loan Account Value exceeds the Surrender Value.

•	the risk that Your Beneficiary will receive less money.

WITHDRAWALS
After the first Policy Year, You can request a cash withdrawal of a portion of Your Net Surrender Value subject to certain conditions. The minimum withdrawal amount is $250. The maximum withdrawal amount is equal to Your Net Surrender Value minus three months’ worth of Policy charges.
Withdrawals reduce Policy Value and the Specified Amount of a Policy by the amount of the requested withdrawal plus any applicable withdrawal processing fee. If an Owner takes a withdrawal, We will reduce the number of Units in the Subaccounts and/or the value of the Fixed Account. As a result, withdrawals have an effect on Your Surrender Value and the Death Benefit payable under Your Policy. Withdrawals may also have tax consequences. See TAXES.
Withdrawal requests made by Written Notice received at Our Administrative Office before the NYSE closes, are priced using the Subaccount Unit value determined at the close of that regular business session of the NYSE (usually, 4:00 p.m. Eastern Time). If We receive the Written Notice at Our Administrative Office after the NYSE closes, or on a day that the NYSE is not open for trading, We will process the withdrawal request using the Subaccount Unit value determined at the close of the next regular business session of the NYSE. Your request must be submitted in good order to avoid a delay in processing the transaction.
Unless otherwise indicated in the request for a withdrawal, We will deduct amounts withdrawn and any withdrawal processing fees based on the allocation of monthly deductions. If that is not possible, then We will deduct withdrawals and any related withdrawal processing fee from the Subaccount Values and Fixed Policy Value based on the proportion that each Subaccount Value and the Fixed Policy Value bear to the Policy Value (excluding the Loan Account Value). If an Owner requests a decrease in Specified Amount as of the same date as a withdrawal, We will effect the withdrawal after the requested decrease in Specified Amount.
We currently do not assess a charge for withdrawals, but reserve the right to charge a processing fee of $25 for each withdrawal taken. In addition, We reserve the right to reject a withdrawal request that would cause the Specified Amount of a Policy to be reduced below a minimum amount shown in Your Policy. We also reserve the right to reject any withdrawal request that would reduce the Specified Amount below the minimum We require for Policy issue or that would disqualify the Policy as life insurance under tax law.
SURRENDER
You may end the insurance coverage under this Policy and receive the Net Surrender Value at any time by sending Written Notice to Us while the Insured is living and the Policy is in force. Once a Policy is surrendered, all coverage and other benefits under it cease and it cannot be reinstated.
If the Owner surrenders the Policy during the first fifteen (15) Policy Years (referred to here as the “surrender charge schedule”), We will deduct a surrender charge. See “Surrender Charge” in CHARGES AND FEES. The Net Surrender Value is equal to the Policy Value minus: (i) any applicable surrender charges; and (ii) any Loan Amount. The Surrender Value may be subject to current tax and tax penalties. See TAXES.
We will compute the Surrender Value as of the date We receive Your Written Notice in good order at Our Administrative Office. We will make a single sum payment to you, unless You request an alternate settlement option by Written Notice. (See Settlement Options under OTHER INFORMATION ABOUT THE POLICY.) We have the right to postpone payment as permitted by law.

CONSEQUENCES OF LOANS, WITHDRAWALS AND SURRENDERS
Making a withdrawal or taking a loan may:

•	Reduce Your Policy’s Specified Amount.

•	Reduce the Death Benefit paid to Your Beneficiary(ies).

•	Make Your Policy susceptible to Lapse.

•	Cause Your Policy to lose its tax status.

•	Trigger federal income taxes and possibly a penalty tax.

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Withdrawals reduce Your Policy Value. Withdrawals, especially those taken during periods of poor investment performance by the Subaccounts, could considerably reduce or eliminate some benefits or guarantees of the Policy.
Loan Amounts do not participate in earnings from the Subaccounts or receive higher interest rates that may be available in the Fixed Account. Accordingly, loans, whether or not repaid, have a permanent effect on the amount of Policy Value You are able to accumulate. Loans may also result in Policy Lapse if the Loan Amount reduces the Net Surrender Value to zero. You should consult a tax advisor before borrowing money from Your Policy.
You may be subject to income tax if:

•	You take any withdrawals or surrender the Policy; or

•	Your Policy lapses and You have not paid any outstanding Policy loans.

If Your Policy is treated as a MEC, withdrawals, surrenders, assignments, pledges and loans that You receive or make during the life of the Policy may be taxable and subject to a federal tax penalty equal to 10% of the taxable amount if taken before age 59½. See “Modified Endowment Contracts” in TAXES.
You should consult a tax advisor to apply the law to Your particular circumstances.

POLICY LAPSE AND REINSTATEMENT

Failure to pay Planned Periodic Premium Payments will not necessarily cause a Policy to Lapse (terminate without value). Nor will paying all Planned Periodic Premium Payments necessarily prevent a Policy from lapsing. Unless the Policy is in a Lapse Protection Benefit Period (see LAPSE PROTECTION BENEFIT), the Policy will Lapse if the Net Surrender Value is not sufficient to cover the Monthly Deduction. More specifically, the Policy will be in default and a Grace Period will begin if the Net Surrender Value on any Monthly Anniversary Day is less than the amount of the Monthly Deduction due on that date. This could happen if investment experience has been sufficiently unfavorable that it has resulted in a decrease in Net Surrender Value or the Net Surrender Value has decreased because the Owner has not paid sufficient Net Premium Payments to offset prior Monthly Deductions.
The Owner has a 61-day Grace Period to make a payment of premium at least sufficient to keep the Policy in force for two Policy months following the end of the Grace Period. We will mail to the Owner and to any assignee of record at their last known Address(es) of Record, notice of the premium payment or loan repayments required to prevent Lapse and to keep the Policy in force for two Policy months following the end of the Grace Period. Coverage under the Policy will continue during the Grace Period. If the Insured dies during the Grace Period, the Death Benefit payable to the Beneficiary(ies) will reflect a reduction for the Monthly Deductions due on or before the date of the Insured’s death as well as any Loan Amount or liens. Unless the amount of premium stated in the notice is paid before the Grace Period ends, the Policy will Lapse and all coverage under the Policy will end. (For this purpose, We consider payments mailed to Us as being received by Us on the date they are post-marked.) Policy Lapse may have tax consequences. See TAXES.
Attained Age 120. On the Monthly Anniversary Day immediately following the Insured’s reaching Attained Age 120, the Policy will not enter the Grace Period or Lapse, even if the Surrender Value is insufficient to cover the Monthly Deduction due on the Monthly Anniversary Day. The Policy will remain in force until the death of the Insured, and the Death Benefit will equal the Death Benefit at Attained Age 120 minus any Loan Amount.
Reinstatement. If Your Policy lapses, You have up to three (3) years from the end of the Grace Period and while the Insured is living, to request reinstatement of Your Policy. You cannot reinstate a Policy that has been surrendered. Reinstatement allows You to keep Your original Policy Date, and the surrender charge is determined using that Policy Date.
To reinstate Your Policy You must:

•	provide Us satisfactory evidence of insurability;

•	pay premium in an amount sufficient to result (along with any loan repayments) in a positive Net Surrender Value; and

•	pay premium that results in Net Premium Payments in an amount that covers or exceeds the amount of Monthly Deductions for at least three months following the reinstatement date.

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Coverage that We reinstate under Your Policy becomes effective on the Monthly Anniversary Day that falls on or next follows the later of the date that: (i) We approve Your application for reinstatement; and (ii) We receive any premium payment required for reinstatement.
Upon reinstatement, We will reinstate any Loan Amount at the time of Policy Lapse. In addition, the surrender charge and the following riders available under the Policy will be reinstated: Accelerated Death Benefit for Chronic Illness; Accelerated Death Benefit for Terminal Illness; Charitable Giving Benefit; and Chronic Illness Plus. The Lapse Protection Benefit Rider will not be reinstated.
The Policy Value of a reinstated Policy is the Policy Value on the date the Policy lapsed plus the amount of the Net Premium Payments submitted with the application for reinstatement. The effective date of a reinstated Policy is the Monthly Anniversary Day that falls on or next follows the later of the date that We approve Your application for reinstatement or the above-listed items are received at the Administrative Office.
Unlike many companies, We do not ask You to pay premium for the period after the Policy lapsed and before reinstatement; nor is there insurance coverage for this period.

TAXES

This section discusses how federal income tax applies to the Policy in general. This information is not complete and is not intended as tax advice. Tax laws and their interpretations are complex and subject to change. This discussion is based upon Our understanding of the present federal income tax laws. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. We cannot represent that the present federal income tax laws or their interpretation will continue. You should consult counsel or another competent tax advisor about Your individual circumstances.
TAX STATUS OF THE POLICY
If Your Policy meets certain requirements under the Internal Revenue Code of 1986, as amended (Code), it will be treated as life insurance for federal tax purposes and receive the tax treatment normally accorded life insurance contracts under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, We believe that a policy issued on a standard class basis should satisfy the applicable requirements. There is less guidance, however, with respect to policies issued on a substandard basis, and it is not clear whether such policies will in all cases satisfy the requirements. We will monitor compliance of Your Policy with these requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, We may take appropriate steps to bring the Policy into compliance with such requirements. We reserve the right to restrict Policy transactions in order to do so.
INVESTOR CONTROL
In general, owners of variable life insurance policies receive tax deferral while the insured is living. This favorable tax treatment allows You to control the selection of and transfer among the Subaccounts without paying income tax unless You take money out of the Policy. However, in certain circumstances, owners of variable life insurance policies have been considered for federal income tax purposes to be the owners of the Subaccounts’ assets due to the owners ability to exercise investment control over those assets. Where this is the case, the policy owners were taxed on income and gains attributable to the Subaccounts’ assets. We believe Your Policy does not give You investment control over assets of the Subaccounts. However, there is little guidance in the Code or Treasury Regulations in this area, and some features of the Policies, such as the flexibility to allocate premiums among Subaccounts, have not been explicitly addressed under federal tax law. If such guidance was issued, it could be applied either prospectively or retroactively and subject You to income tax consequences. We reserve the right to modify the Policies, such as limiting the number of transfers allowed under the Policies, to prevent You from being treated as the owner of the assets supporting the Policy.
In addition, the Code requires that the investments of the Subaccounts meet certain diversification standards set by Treasury Regulations in order for the Policies to be treated as life insurance policies for federal income tax purposes. It is intended that the Subaccounts will satisfy these diversification requirements.
The following discussion assumes that the Policy will qualify as a life insurance contract for federal tax purposes.

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We believe that the Death Benefit under Your Policy will not be included in Your Beneficiary’s gross income when the insured dies. Federal, state and local transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each Owner or Beneficiary. A tax advisor should be consulted on these consequences.
Generally, You will not pay income tax on the Policy Value until there is a distribution. When distributions from a Policy occur or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a “Modified Endowment Contract” (“MEC”) as described in the Code and more fully described below.
MODIFIED ENDOWMENT CONTRACTS
Under the Code, life insurance policies that are MECs are treated less favorably than other life insurance policies. Because of the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general, Your Policy will be a MEC if the amount of premiums paid into the Policy causes the Policy to fail the “7-pay test.” A Policy will fail the 7-pay test if at any time in the first seven Policy Years, the amount paid into the Policy exceeds the total premiums that would have been paid for a Policy providing for paid-up future benefits after the payment of seven level annual premiums.
A Policy received in a tax-free exchange for a life insurance policy that was a MEC will also be classified as a MEC. If there is a reduction in the benefits under the Policy during the first seven Policy Years, for example, as a result of a withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced Specified Amount. If there is a “material change” in the Policy’s benefits or other terms, even after the first seven Policy Years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the Death Benefit, including increases due to the payment of unnecessary premium. Unnecessary premiums are premiums paid into the Policy that are not needed to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy Years. To prevent Your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. If Your Policy was not a MEC at issue, We will monitor it to determine whether a policy transaction will cause the Policy to be classified as a MEC. If a deposit received causes Your Policy to be a MEC, We will reverse the transaction and only deposit the portion of the transaction that does not result in MEC status. You should consult with a competent advisor to determine whether a policy transaction will cause the Policy to be classified as a MEC.
DISTRIBUTIONS (OTHER THAN DEATH BENEFITS) FROM MODIFIED ENDOWMENT CONTRACTS
If Your Policy is a MEC, amounts You take out while the insured is living may be taxable income. All distributions other than death benefits, including surrenders and withdrawals, will be treated first as taxable income and then as tax-free recovery of the investment in the Policy after all gain in the Policy has been distributed. Loans taken or secured by the Policy may also be treated as distributions and taxed accordingly. There also may be 10% additional tax on distributions unless You are age 59½ or older, disabled, or take the distribution as a series of substantially equal periodic payments over Your life expectancy or the joint life expectancies of You and Your Beneficiary.
If a Policy becomes a MEC, distributions that occur during the Policy Year will be taxed as distributions from a MEC. Distributions from a Policy within two years before the Policy becomes a MEC may also be taxed as distributions from a MEC. This means that a distribution made from a Policy that is not a MEC could later become taxable as a distribution from a MEC.
All MECs that are issued by Us (or Our affiliates) to You during any calendar year are treated as one MEC for purposes of determining the amount includable in Your income when a taxable distribution occurs.
DISTRIBUTIONS (OTHER THAN DEATH BENEFITS) FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS
If Your Policy is not a MEC, then distributions from Your Policy other than death benefits are generally treated first as a recovery of Your “investment in the policy,” and then as taxable income. Your investment in the Policy is generally the sum of Your premiums. When a distribution is taken from Your Policy, Your investment in the Policy is reduced by the amount of the distribution that is tax-free. This means that withdrawals are generally treated as first recovering the premiums You paid into the Policy and then as taxable income. However, certain distributions that must be made in order to enable the Policy to continue to qualify as a life insurance policy for federal income tax purposes may be treated in whole or in part as ordinary income subject to tax.
Loans from, or secured by, the Policy are generally not treated as distributions. You should consult a tax advisor as to the tax treatment of such loans. Furthermore, a surrender or termination of the Policy by Lapse may have tax consequences if the Surrender Value plus outstanding Loan Amount is greater than premium paid into the Policy. If the Insured is alive on the Maturity Date and the Owner has elected not to extend insurance coverage beyond the Maturity Date, the Owner may have to

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pay federal income tax on the Policy Value (including any outstanding Loan Amount) that is attributable to earnings in the Subaccounts and interest in any available Fixed Account(s). Finally, neither distributions from, nor loans from or secured by, a Policy that is not a MEC are subject to the 10% additional income tax described below.

POLICY LOANS
In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Before taking out a Policy loan, You should consult a tax advisor as to the tax consequences.
CONTINUATION BEYOND AGE 100
The federal tax consequences of continuing the Policy beyond the Insured’s Attained Age 100 are unclear. You should consult a tax advisor if You intend to keep the Policy in force beyond the Insured’s Attained Age 100.
TAX WITHHOLDING
To the extent that the Policy distributions are taxable, they are generally subject to withholding at a rate of 10% for the distribution recipient’s federal income tax liability. Recipients may generally elect, however, not to have tax withheld or to have withholding done at a different rate.
BUSINESS USE OF THE POLICY
Businesses may use the Policy in various business arrangements, including non-qualified deferred compensation plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, and retiree medical benefit plans. The tax consequences of such plans will vary depending on the circumstances of the arrangement. If You are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, You should consult a qualified tax advisor.
In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. The Internal Revenue Service and the Treasury Department have also recently issued guidance that substantially affects split-dollar arrangements. Any business considering the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.
Furthermore, federal corporate governance legislation known as the Sarbanes-Oxley Act of 2002 (the “Act”) prohibits publicly‑traded companies from extending personal loans to their directors and officers. Under the Act, split-dollar life insurance arrangements for directors and officers of such companies may be considered a prohibited loan. It is unclear whether premiums paid in connection with such split-dollar life insurance arrangements will be considered prohibited loans under the Act.
Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material change to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.
Finally, there may also be indirect tax applied in connection with a Policy held by a corporation. The federal corporate alternative minimum tax may apply to the gain accumulated in the Policy or the proceeds of the Policy.
NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES
If a Policy is owned or held by a corporation, trust or other entity that is not a natural person, this could jeopardize some or all of such entity’s interest deduction under Code section 264, even where such entity’s indebtedness is in no way connected to the Policy. In addition, under Code section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a Beneficiary of a Policy, the Policy could be treated as held by the business for purposes of the Code section 264(f) entity-holder rules. A qualified tax advisor should be consulted before any non-natural person is made an Owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a Beneficiary of a Policy.
EMPLOYER-OWNED LIFE INSURANCE POLICIES
Pursuant to Code section 101(j), unless certain eligibility, notice and consent requirements are satisfied, the amount excludable as a death benefit payment under an employer-owned life insurance policy will generally be limited to the premiums paid for such policy (although certain exceptions may apply in specific circumstances). An employer-owned life insurance policy is a life insurance policy owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such policy. It is the employer’s responsibility to verify the eligibility of the intended Insured under employer-owned life insurance policies and to provide the notices and obtain the consents required by

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Code section 101(j). These requirements generally apply to employer owned life insurance policies issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase of an employer-owned life insurance policy.
TAX SHELTER REGULATIONS
Prospective owners that are corporations should consult a tax advisor about the treatment of the Policy under the Treasury Regulations applicable to corporate tax shelters.
OTHER TAX CONSIDERATIONS
The transfer of the Policy or designation of a Beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a Beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the Owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.
Under certain circumstances, the Code may impose a generation-skipping transfer (“GST”) tax when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Treasury Regulations issued under the Code may require Us to deduct the tax from Your Policy, or from any applicable payment, and pay it directly to the Internal Revenue Service.
For 2019, the federal estate tax, gift tax, and GST tax exemptions are $11,400,000 for an individual ($22,800,000 for a married couple) and maximum rates are 40%.
The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that Your estate plan adequately addresses Your needs and those of Your beneficiaries under all possible scenarios.
The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a qualified adviser to help ensure that Your estate plan adequately addresses Your needs and those of Your beneficiaries under all possible scenarios.
LAPSE PROTECTION BENEFIT RIDER
This Policy may be purchased with the intention of accumulating cash value on a tax-free basis for some period (for example, until retirement) and then periodically borrowing from the Policy, relying on the Lapse Protection Benefit Rider to keep the Policy from lapsing. Anyone contemplating taking advantage of this strategy should be aware that it involves several risks. First, this strategy will fail to achieve its goal if the Policy is a Modified Endowment Contract or becomes a Modified Endowment Contract after the periodic borrowing begins. Moreover, neither the Internal Revenue Service nor the courts have ruled on whether the Lapse Protection Benefit Rider will keep the Policy from lapsing for tax purposes, and that result may be subject to challenge by the IRS. In this respect, even with the Rider, there is a risk that poor investment performance, together with ongoing deductions for insurance charges, will lead to a substantial decline in the Policy’s cash value that could result in the Policy being treated for tax purposes as having lapsed. In that event, a significant tax liability could arise when the lapse is deemed to have occurred. Anyone considering purchasing the Policy with the Lapse Protection Benefit Rider should consult a competent tax adviser before purchasing the Policy about the tax risks inherent in exercising the Lapse Protection Benefit Rider.

MEDICARE TAX ON INVESTMENT INCOME
The 3.8% Medicare tax on investment income applies to individuals whose income exceeds certain threshold amounts. You should consult a tax advisor about the impact of this tax on distributions from the Policy.
LIFE INSURANCE PURCHASES BY RESIDENTS OF PUERTO RICO
In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.
LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS
Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence.

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Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax adviser regarding U.S. and foreign taxation with respect to a life insurance policy purchase.
POSSIBLE TAX LAW CHANGES
Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.
OUR INCOME TAXES
Under current federal income tax law, We are not taxed on the Variable Account’s operations. Thus, currently We do not deduct a charge from the Variable Account for federal income taxes. We reserve the right to charge the Variable Account for any future federal income taxes We may incur.
Under current laws in several states, We may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and We are not currently charging for them. If they increase, We may deduct charges for such taxes.

SUPPLEMENTAL BENEFITS (RIDERS)

Additional benefits are available to be added to Your Policy by rider at the time the Policy is issued; these benefits may not be added later. The Lapse Protection Benefit Rider (see LAPSE PROTECTION BENEFIT RIDER) and the Accelerated Death Benefit for Chronic Illness Plus Rider require an additional monthly charge. There is no separate charge for the Accelerated Death Benefit for Chronic Illness Rider, the Accelerated Death Benefit for Terminal Illness Rider, or the Charitable Giving Benefit Rider. Canceling these supplemental benefits may have tax consequences. You should consult a tax advisor before doing so. For more information, refer to the terms of the rider and contact Your registered representative or Us.
ACCELERATED DEATH BENEFIT FOR CHRONIC ILLNESS RIDER
Under this rider, up to 50% of the Death Benefit (subject to a $500,000 maximum) under the Policy can be accessed in advance if a licensed health care practitioner (as defined in the rider) certifies during the prior 12-month period that the Insured:

•	is unable to perform (without substantial assistance from another person) at least two activities of daily living for at least 90 days due to a loss of functional capacity; or

•	has a severe cognitive impairment that requires substantial supervision to ensure the health and safety of the Insured and others.

This rider is added to the Policy at issue, unless the Policy is issued with substandard ratings. There is no separate charge for this rider. If this rider is exercised, You may not exercise the Accelerated Death Benefit for Terminal Illness rider. When the rider is exercised, the accelerated death benefit is a lien against the Death Benefit. After the rider is exercised, Your death benefit under the Policy will be equal to the greater of Your remaining death benefit or $5,000. The accelerated death benefit may be taken as a single sum or in monthly installments. No surrender charge will apply to the payment of an accelerated death benefit under this rider. There is no minimum benefit amount that must be taken. If monthly payments will continue for more than 12 months, an annual recertification is required.

ACCELERATED DEATH BENEFIT FOR TERMINAL ILLNESS RIDER
Unless the Policy is issued with substandard ratings, this rider is added to the Policy at issue. There is no separate charge for this rider. The benefit, which may only be taken as a single sum, allows an Owner to access up to 75% percent of the Death Benefit (subject to a $500,000 maximum) under the Policy in advance if a licensed physician (as defined in the rider) certifies that the Insured is terminally ill with less than 12 months to live. You may only exercise the rider once and doing so will preclude You from exercising any other accelerated death benefits available under the Policy.
Upon exercise of the rider, the remaining Policy Value is transferred to the Fixed Account. When exercised, this rider will reduce the Death Benefit and the Surrender Value dollar for dollar. No surrender charge will apply to the payment of an accelerated death benefit under this rider. There is no minimum benefit amount that must be taken.

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CHARITABLE GIVING BENEFIT RIDER
This rider must be elected at issue and is only available for Policies with a Specified Amount greater than $100,000. There is no separate charge for this rider. Upon the Insured’s death, this rider provides an additional benefit of 1% of the Specified Amount of the Policy (up to $100,000) to the qualified charity of the Owner’s choice. The charity must be designated at the time of Policy issue and may be changed by providing Us written notice.
ACCELERATED DEATH BENEFIT FOR CHRONIC ILLNESS PLUS RIDER
This rider must be applied for at the time of application and full underwriting is required to qualify for issuance. Under this rider, up to 100% of the Death Benefit under the Policy can be accessed, in advance, if the Insured:

•
is certified by a licensed health care practitioner (as defined in the rider), during the prior 12-month period, as being unable to perform (without substantial assistance from another person) at least two activities of daily living for at least 90 days due to a loss of functional capacity; or

•	has a severe cognitive impairment requiring substantial supervision to ensure the health and safety of the Insured and others; and

•	is annually recertified by a licensed health care practitioner residing and practicing in the U.S. to continue receiving benefits.

The benefit can be paid as a single sum or through monthly payments and must be mailed to a U.S. address or U.S. financial institution. Once You access the Death Benefit under this rider, no additional premium payments will be due and all charges under the Policy will be waived.

OTHER INFORMATION ABOUT THE POLICY

POLICY MATURITY
The “Maturity Date” is the Policy Anniversary nearest the date when the Insured reaches Attained Age 120. A Policy that is in force on the Maturity Date will automatically continue in force (unless otherwise elected by the Owner) until the death of the Insured, at which time the Death Benefit will be paid to the Beneficiary(ies). If, however, an Owner notifies Us in writing of the Owner’s election not to extend insurance coverage beyond the Maturity Date, then the Policy will terminate and We will pay the Owner the Net Surrender Value, if any, in a single sum or, alternatively, in a settlement option (as described below) on the Maturity Date.
Note:

•	If a Policy is in a Grace Period on the Maturity Date, the minimum amount required to reinstate the Policy must be paid before that Policy can be continued.

•	Coverage beyond the Maturity Date will not be extended if a Policy would fail the definition of life insurance under the Code.

•
Continuing a Policy beyond the Insured’s Age 100 may have tax consequences. You should contact a tax advisor if You intend to keep the Policy in force beyond the Insured’s Age 100. See “Continuation Beyond Age 100” in TAXES.

If insurance coverage is extended beyond the Maturity Date:

•
100% of an Owner’s Policy Value (less any Loan Account Value) must be transferred to the Fixed Account. Interest will be credited monthly to the Owner’s account value at an effective annual rate of at least the guaranteed minimum rate then available under the Policy.

•	The Death Benefit will continue to be determined as it was before the Policy was continued.

•	No premium payments will be accepted.

•	No Monthly Deductions will be taken.

•	No transfers or withdrawals can be requested.

•	New loans will be allowed and loan interest will continue to be charged on any Loan Amount. Loan repayments can be made.

•	The Owner may surrender the Policy.

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SETTLEMENT OPTIONS
We will pay Owners (including contingent Owners) or Beneficiaries (including any Contingent Beneficiaries)-each a “Payee”-the amount of any surrender proceeds, withdrawal proceeds, or Death Benefit Proceeds in a single sum unless the Owner has, by Written Notice, chosen an alternate settlement option that We make available at the time such proceeds and insurance benefits become payable. Contact Us at Our Administrative Office to obtain information about alternate settlement options.
We will transfer to the Fixed Account any amount (“Proceeds”) placed under an alternate settlement option, which amount will not be affected thereafter by the investment performance of the Variable Account. When the Proceeds are payable, We will inform the Payee of the rate of interest We will credit to the amounts left with us. We will credit a minimum guaranteed rate of interest, and may pay interest in excess of that guaranteed rate.
Alternate Settlement Options. The following alternate settlement options are available. Other forms of payout may be requested, but are subject to the Company’s approval. Once payouts under a settlement option begin, the selected alternate settlement option cannot be changed.

•
Option 1-Payments for a Specified Period. If the payments for a Specified Period Option is selected, the Company will make equal payments to the Payee for a specified number of years, at specified intervals-i.e., every 1 year, 6 months, 3 months or 1 month. The duration of the payout period and the frequency of the payments is specified at the time the settlement option is selected. The amount of each settlement payment is computed using the factors shown in Your Policy. If the Payee dies before the expiration of the specified number of years, unless instructed otherwise at the time that this settlement option is selected, the Company pays the value of the remaining payments in a single sum to the Payee’s estate.

•
Option 2-Life Annuity. The Company makes monthly payments to the Payee for as long as he or she lives. The amount of each settlement payment will be based on the Annuity 2000 Mortality Table at 1%. No further payments will be made after the Payee’s death.

Conditions.

•	The amount of proceeds being applied to an alternate settlement option must be at least $5,000; otherwise, the proceeds will be paid in a single sum by check.

•	The frequency of payments under a settlement option must result in installment payments of not less than $100.

•
If the Owner or Beneficiary (including any Contingent Beneficiary) receiving payment is an executor, administrator, trustee, or not a natural person, payment is made in a single sum unless We consent to payment under an alternate settlement option.

•
If the Owner has not selected a method for payment of Death Benefit Proceeds before the time of the Insured’s death, then the Beneficiary (or Contingent Beneficiary) can choose a method of payment before such Death Benefit Proceeds are paid.

•
The Owner may elect to receive the Net Surrender Value or the amount of a withdrawal in the form of an alternate settlement option at any time before payment of the surrender proceeds or withdrawal proceeds is made.

PAYMENTS WE MAKE
We usually pay the amounts of any surrender, withdrawal, or Death Benefit Proceeds involving Variable Policy Value within seven calendar days after We receive all applicable Written Notices and/or Due Proof of Death in good order at Our Administrative Office. However, We can postpone such payments if:

•	the NYSE is closed (other than customary weekend or holiday closings); or

•	trading on the NYSE is restricted, as determined by the SEC; or

•	an emergency exists that would make the disposal of securities held in the Variable Account, or determination of their value, not reasonably practicable; or

•	the SEC permits, by an order, the postponement for the protection of Owners.

If You have submitted a recent check or draft, We have the right to defer payment of surrenders, withdrawals, loans, life insurance benefit proceeds, or payments under a settlement option until such check or draft has been honored. In addition, We reserve the right to defer payment of transfers, loans, withdrawals, or surrender from the Fixed Account for the period permitted by law, but not for more than six months.
Federal laws designed to counter terrorism and prevent money laundering by criminals might, in certain circumstances, require Us to reject a premium payment and/or block an Owner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans, or life insurance benefits until instructions are received from the appropriate regulators. We may

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also be required to provide additional information about You or Your Policy to government regulators.
REPORTS TO POLICY OWNERS
We will send You the following statements and reports:

•	a confirmation for many significant transactions, such as changes in future premium allocations, transfers among Subaccounts, and address changes; and

•	semi-annual and annual reports of the Funds.

In addition, at least annually, or more often as required by law, We will send to Owners at their address of record, reports showing the following items at the end of the report period:

•	current Policy Value, Surrender Value, Net Surrender Value, and Death Benefit;

•	current Variable Policy Value (including each Subaccount Value), Fixed Policy Value and Loan Account Value;

•	current Loan Amount;

•	any premium payments, withdrawals, or surrenders made, Death Benefit Proceeds paid, and charges deducted since the last report;

•	current Net Premium Payment allocations; and

•	other information required by law.

On request, We will send You a current statement in a form similar to that of the annual statement described above. We reserve the right to limit the number of such requests or impose a reasonable charge for additional requests.
POLICY TERMINATION
Your Policy will terminate and all benefits under it will cease on the earliest of the following:

•	The date the Policy lapses.

•	The date We receive, in good order, Your written request to surrender or terminate the Policy.

•	The date of the Insured’s death.

ASSIGNMENT
You may assign the Policy. The assignment will become effective when We receive Written Notice in good order at Our Administrative Office. Your rights and those of any other person under the Policy are subject to the assignment. We are not responsible for the validity of any assignments and we are not liable for any action We take or payment We make prior to Our receipt of Written Notice. An absolute assignment will be considered a change of ownership.

ADDITIONAL INFORMATION

SALE OF THE POLICIES
The policies are distributed by Symetra Securities, Inc. (“SSI”). They are sold by individuals who, in addition to being licensed to sell variable life insurance for Symetra Life, are also registered representatives of broker-dealers who have a current sales agreement with SSI and Symetra Life. SSI is an affiliate of Symetra Life and is located at 777 108th Avenue NE, Suite 1200, Bellevue, WA 98004. It is registered as a broker- dealer with the SEC under the Securities Act of 1934 and is a member of the Financial Industry Regulatory Authority (FINRA). No amounts are retained by SSI for acting as principal underwriter for Symetra Life policies.
Registered representatives who solicit sales of the policies receive a portion of the commission payable to the broker-dealer firm, depending on the agreement between the broker-dealer and the registered representative. A broker-dealer firm or registered representative may receive different commissions for selling one variable life insurance policy over another and may favor one provider over another due to different compensation rates.
Ask Your registered representative for further information about the compensation Your registered representative and the selling firm that employs Your registered representative may receive in connection with Your purchase of the Policy. You also should inquire about any compensation arrangements that We and Our affiliates have with the selling firm, including conflicts of interest that such arrangements may create.
We generally pay commissions as a percentage of premiums invested in the Policy. The amount and timing of the

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commission may differ depending on the agreement between Us and the broker-dealer but is not expected to be more than 125% of premiums paid during the first Policy Year or more than 5.5% during Policy Years after the first. In addition, allowances, and bonuses may be paid to broker-dealers and/or other distributors of the Policies. A bonus dependent upon persistency is one type of bonus that may be paid.
To the extent permitted by rules of the FINRA, promotional incentives or payments may also be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.
No specific charge is assessed directly to Owners or the Variable Account to cover commissions and other incentives or payments described above. We do intend to recoup commissions and other sales expenses We pay, however, through fees and charges deducted under the Policy and other corporate revenue.
Because differences in compensation or incentives that a registered representative may receive for selling one product over another may create an incentive for the selling firm or its sales representatives to recommend or sell the Policy to You. You may wish to take such incentives into account when considering and evaluating any recommendations relating to the Policy.
STATE VARIATIONS
This prospectus describes the material rights, benefits and obligations under the Policy. Certain provisions of the Policy may be different from the general description in this prospectus because of variations required by state law. For example, state law may require different “free-look” (or cancellation) periods, which is the amount of time allowed to examine the Policy and return it for a refund. The state in which Your Policy is issued also governs whether certain riders, options, charges or fees are available or will vary under Your Policy. Please see Appendix B for a listing of state variations as well as Your Policy for any state specific variations applicable to You. Any such state variations will be included in Your Policy or in endorsements or riders attached to Your Policy. You should refer to Your Policy for specific variations applicable to You. If You would like to review a copy of Your Policy and its endorsements and riders, if any, contact Our Administrative Office or Your sales representative.

GOOD ORDER
We will execute Written Notices and telephone transactions only if these are in “good order”. For Written Notices, good order means using the form provided by Us for the request or transaction, or providing in writing all the information required by the form. We accept documents constituting Written Notices by mail and facsimile transmission. Generally, for most transactions our forms require the Owner(s) name, Policy number, signatures of all Owners, assignees and irrevocable Beneficiaries, if any, and information necessary for Us to carry out the request (e.g., for transfers of Policy Value the Subaccount from which and to which Policy Value is to be transferred and the amount of the transfer; for withdrawals the Subaccount from which the withdrawal will be made and the amount of the withdrawal, as well as the party to whom a check for withdrawal proceeds must be made out to). Depending on the type of transaction, additional information may be required such as an Owner’s social security number or tax ID number, or the names or signatures of Beneficiaries or of an Owner’s spouse. For Written Notices via an Owner’s account on Our website, good order means providing PINs or meeting other security requirements. For telephone transactions, good order means We have the information on file that is required by the appropriate form or hearing that information in Your telephone instruction, as well as Us having on file a telephone transaction authorization form signed by the Owner.
Instructions relating to allocation of Net Premium Payments also must be in good order before We can apply such payments. Such instructions consist of fully completing the appropriate form or providing Us with such information by Written Notice (providing the exact name of the appropriate Subaccount).
EXCHANGES AND CONVERSION
Exchanges. From time to time We may offer programs under which certain variable life insurance policies previously issued by Us may be exchanged for the Policies offered by this prospectus. These programs will be made available on terms and conditions determined by us, and any such programs will comply with applicable law. We believe the exchanges will be tax free for federal income tax purposes; however, You should consult Your tax advisor. Generally You can exchange one policy for another in a tax-free exchange under Section 1035 of the Internal Revenue Code. Before making an exchange, You should compare both policies carefully. Exchanges may result in higher charges and a new fifteen-year surrender period will apply.
You should not exchange another variable life insurance policy for this one unless You determine, after knowing all the facts, that the exchange is in Your best interest.
Conversions. The Policy cannot be converted.

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UNCLAIMED OR ABANDONED PROPERTY
Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including Death Benefit Proceeds under the Policy) under various circumstances. In addition to state unclaimed property laws, We may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent possible escheatment of Your property, it is important that You keep Your contact and other information on file with Us up to date, including the full names, complete addresses, and any other contact or identifying information for Owners, Insureds, and Beneficiaries.
CYBER SECURITY RISKS
We rely heavily on interconnected computer systems and digital data to conduct Our variable product business activities. Because Our variable product business is highly dependent upon the effective operation of Our computer systems and those of Our business partners, Our business is potentially vulnerable to disruptions from utility outages and other problems, and susceptible to operational and information security risks resulting from information systems failure (hardware and software malfunctions) and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, and unauthorized release of confidential customer information. For instance, cyber-attacks may: interfere with Our processing of Policy transactions, including the processing of orders from Our website or with the Funds; cause the release and possible destruction of confidential customer or business information; impede order processing; subject Us and/or Our service providers and intermediaries to regulatory fines and financial losses; and/or cause reputational damage. Cyber security risks may also affect the Funds.
LEGAL PROCEEDINGS
We, like other life insurance companies, are subject to regulatory and legal proceedings, including class action lawsuits, in the ordinary course of Our business. Such legal and regulatory matters include proceedings specific to Us and other proceedings generally applicable to business practices in the industry in which We operate. In some lawsuits and regulatory proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, We believe that there are no pending or threatened proceedings or lawsuits that are likely to have a material adverse impact on the Variable Account, on SSI’s ability to perform under its principal underwriting agreement, or on Our ability to meet Our obligations under the Policy.
FINANCIAL STATEMENTS
The financial statements of Symetra Life and the Variable Account are included in the Statement of Additional Information.

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APPENDIX A: DEFINITIONS

Address of Record: The last known address of the Owner and/or the last known address of an assignee of record. “Address” may include e-mail addresses.
Administrative Office: Either the Company’s mailing address for correspondence and Written Notices (P.O. Box 34690, Seattle, Washington 98124), or the Company’s mailing address for payments (P.O. Box 34815, Seattle, Washington 98124).
Attained Age: The Insured’s age as of the nearest birthday on the Policy Date, plus the number of complete Policy Years since the Policy Date.
Beneficiary: The person or persons designated to receive all or a portion of the Death Benefit when the Insured dies. You may name primary, contingent and irrevocable Beneficiaries. A primary or Contingent Beneficiary named on the application may be changed as provided in the Policy.
Cancellation Period: The period during which the Owner may cancel the Policy for a refund by returning it to the Company, as described in this prospectus.
Code: The Internal Revenue Code of 1986, as amended.
Contingent Beneficiary: The person(s) to whom the Death Benefit is paid upon the death of the Insured if the primary Beneficiary (or Beneficiaries) is (are) not living.
Death Benefit: The amount payable to the Beneficiary, before adjustment for riders, loans and certain deductions, if the Insured dies while the Policy is in force.
Death Benefit Proceeds: The amount payable to the Beneficiary, as described in DEATH BENEFIT of this prospectus, if the Insured dies while the Policy is in force.
Due Proof of Death: Proof of death satisfactory to the Company. Due Proof of Death may consist of the following:

•	A certified copy of a death record;

•	A certified copy of a court decree reciting a finding of death; and

•	Any other proof satisfactory to the Company.

Fixed Account: Part of the Company’s General Account to which Policy Value may be transferred or Net Premium Payments may be allocated under a Policy.
Fixed Policy Value: The Policy Value in the Fixed Account.
Fund: Any open-end management investment company or investment portfolio thereof, or unit investment trust or series thereof, in which a Subaccount invests.
General Account: The assets of the Company other than those allocated to the Variable Account or any other separate account of the Company.
Grace Period: A 61-day period after which the Policy will Lapse if sufficient additional premium payments are not made.
Initial Premium Payment: The amount that the Owner pays before the Policy is issued.
Initial Specified Amount: The Specified Amount on the Issue Date.
Insured: The individual whose life is insured by the Policy. The Owner can be, but does not have to be, the same as the Insured.
Issue Age: The Insured’s age as of the nearest birthday on the Policy Date. The Policy is considered to be “in force” starting on the Issue Date.

Issue Date: The date the Policy is issued and coverage begins under the Policy.
Lapse: Termination of the Policy, without value, at the expiration of a Grace Period while the Insured is still living and before the Maturity Date.
Loan Account: A portion of the Company’s General Account to which Variable Policy Value or Fixed Policy Value is transferred to provide collateral for any loan taken under the Policy.
Loan Account Value: The Policy Value in the Loan Account.
Loan Amount: At any time other than a Policy Anniversary, the Loan Account Value plus any interest charges accrued on the Loan Account Value up to that time. On the Policy Anniversary, the Loan Amount equals the Loan Account Value.
Maturity Date: The Policy Anniversary nearest the Insured’s 120th birthday.
Monthly Anniversary Day: The same day as the Policy Date for each succeeding month. Whenever the Monthly Anniversary Day falls on a date other than a Valuation Day, the Monthly Anniversary Day will be deemed to be the immediately succeeding Valuation Day.
Net Amount at Risk: As of any Monthly Anniversary Day, the Death Benefit (discounted for the upcoming month) minus the Policy Value (before deducting the Monthly Deduction).
Net Asset Value Per Share: The value per share of any Fund on any Valuation Day.
Net Premium Payment: Your premium payment minus any premium charge.
Net Surrender Value: The Surrender Value minus any Loan Amount.
Owner (You, Your): The person (or persons) who owns (or own) the Policy and who is (are) entitled to exercise all rights and privileges provided in the Policy. Ownership may be transferred, as provided in the Policy. Following a transfer of ownership, “You” and “Your” will refer to the new Owner. Singular references to Owner include all Owners if there is more than one. In the case of joint Owners, references to actions by the Owner shall mean all Owners acting jointly.
Planned Periodic Payment: The premium payment selected by the Owner as an amount that he or she (or they) plan(s) to pay on a monthly, quarterly, semi-annual, or annual basis over the life of the Policy.
Policy Anniversary: The same date in each Policy Year as the Policy Date.
Policy Date: The date used to determine the Issue Age. The Policy Date may be the Issue Date or any date up to six months prior to the Issue Date. Policy Years, Policy months, and Policy Anniversaries are measured from the Policy Date. The Policy Date is never the 29th, 30th or 31st of a month.
Policy Value: The sum of the Variable Policy Value, the Fixed Policy Value and the Loan Account Value.
Policy Year: A twelve-month period beginning on the Policy Date or on a Policy Anniversary.
Risk Class: A category in which each prospective Insured is placed by the Company as a result of underwriting the Owner’s application. Risk Classes reflect the Company’s assessment of the life expectancy of the Insureds in the Class.
SEC: The U.S. Securities and Exchange Commission.
Specified Amount: A dollar amount selected by the Owner that is used to determine the amount of the Policy’s Death Benefit. The Initial Specified Amount is shown in Your Policy. The actual amount We pay on the death of the Insured may be affected by tax law requirements and may be adjusted as described in the Policy.
Subaccount: A subdivision of the Variable Account, the assets of which are invested in a corresponding Fund.
Subaccount Value: The Policy Value in a Subaccount.

Surrender Value: The Policy Value minus any applicable surrender charge.
Symetra Life (Company, we, us, our): Symetra Life Insurance Company.
Unit: A unit of measure used to compute Subaccount Value.
Valuation Day: For each Subaccount, each day on which the New York Stock Exchange is open for business except for certain holidays listed in the prospectus for the Policy and days that a Subaccount’s corresponding Fund does not value its shares.
Valuation Period: The period that starts at the close of regular trading on the New York Stock Exchange on any Valuation Day and ends at the close of regular trading on the next succeeding Valuation Day.
Variable Account: Symetra Life Insurance Company Separate Account SL.
Variable Policy Value: The sum of all Subaccount Values.
Written Notice: A written notice or request in a form satisfactory to the Company that is signed by the Owner and received at Our Administrative Office. Alternatively, an instruction to the Company by the Owner on the Company’s website through the Owner’s online account pursuant to protocols established by the Company.

APPENDIX B: STATE VARIATIONS

The following information is a summary of the states where the Milestone VUL-G Policy or certain features and/or benefits vary from the Policy's features and benefits as previously described in this prospectus. Certain provisions of the Policy may be different from the description in this prospectus due to variations required by state law. The state in which Your Policy is issued also governs whether or not certain riders, options, charges or fees are available or will vary under Your Policy. Any state variations will be included in Your Policy or in riders or endorsements attached to Your Policy.

STATE	FEATURE OR BENEFIT	VARIATION OR AVAILABILITY
California	See "Cancellation Period" under the Section titled THE POLICY
If you reside in California you may return the Policy within 30 days from the date you received it.

If you are age 60 or older, Your money will be placed in the Fixed Account, unless you direct that premiums be invested in a stock or bond Fund during the 30-day period. If you do not direct that the premium be invested in a stock or bond Fund, and if you return the Policy within the 30-day period, you will be entitled to a refund of the premium plus any fees or charges deducted under the Policy. If you direct that the premium be invested in a stock or bond Fund during the 30-day period, and if you return the Policy during that period, you will be entitled to a refund of the Policy's Value which could be less than the premiums you paid for the Policy.

See "Assignment" under the Section titled OTHER INFORMATION ABOUT THE POLICY
Unless Written Notice specifies otherwise, assignments are effective on the date the Notice is signed by the Owner. An assignment does not change or revoke a Beneficiary designation in effect at the time the assignment takes effect.

See "Allocation of New Premium Payments and Policy Value" under the section titled PREMIUMS
For all Owners age 59 and under during the Cancellation Period, the Company allocates Net Premium Payments it receives during the Cancellation Period (including the Initial Premium Payment) to the Fixed Account. At the end of the Cancellation Period, the Net Premium Payment plus credited interest minus any monthly deduction is reallocated to each Subaccount or the Fixed Account selected by the Owner based on that the Owner’s allocation instructions.

	Accelerated Death Benefit for Chronic Illness Plus Rider	This rider is not available in California.
See "Accelerated Death Benefit for Terminal Illness Rider" under the section titled SUPPLEMENTAL BENEFITS (RIDERS)
The third sentence under the first paragraph of the Accelerated Death Benefit for Terminal Illness Rider is replaced with the following:

The benefit, which may only be taken as a single sum, allows an Owner to access up to 50% percent of the Death Benefit (subject to a $500,000 maximum) under the Policy in advance if a licensed physician (as defined in the rider) certifies that the Insured is terminally ill with less than 12 months to live.

STATE	FEATURE OR BENEFIT	VARIATION OR AVAILABILITY
Connecticut (For Policies Issued Prior to November 5, 2019)	See "Loans" under the Section titled ACCESS TO YOUR POLICY VALUE
The sixth paragraph under the Loans section is replaced with the following:

Loan amounts are credited with interest and are also charged with interest. We will credit the amount in the Loan Account with interest at an effective annual rate that will not be lower than the minimum guaranteed interest rate for the Fixed Account shown in Your Policy. The interest rate We charge on borrowed amounts may vary, but will not exceed the greater of (i) the guaranteed interest rate credited to the Fixed Account (as shown in Your Policy) plus 1% and (ii) the Moody’s Corporate Bond Yield Average for the calendar month that ends two months before Your Policy Anniversary date, and (iii) 8%. In the event that the Moody’s Corporate Bond Yield Average is not available or does not reflect prevailing interest rates for investment grade debt, We may substitute another widely-recognized indicator of such prevailing interest rates.

See "Cancellation Period" under the Section titled THE POLICY
The first sentence of the first paragraph under the Cancellation Period section is replaced with the following:

You may examine the Policy and, if for any reason You are not satisfied, You may cancel the Policy by returning it to Our Administrative Office or to the sales representative who sold it to you within thirty-five (35) calendar days after the Issue Date.

See "Accelerated Death Benefit for Chronic Illness Rider" under the section titled SUPPLEMENTAL BENEFITS (RIDERS)
The bulleted list found under Accelerated Death Benefit for Chronic Illness Rider is replaced with the following:

●    being permanently unable to perform (without Substantial Assistance from another person) at least two Activities of Daily Living due to a loss of functional capacity, or requiring Substantial Supervision to protect himself or herself from threats to health and safety due to Severe Cognitive Impairment; and

●    having been confined for at least six months, because of such chronic illness, in his or her place of residence or in an institution that provides necessary care or treatment of an injury, illness or loss of functional capacity; and

● having to remain confined in such place of residence or institution until death.

STATE	FEATURE OR BENEFIT	VARIATION OR AVAILABILITY
Connecticut (Continued) (For Policies Issued Prior to November 5, 2019)	See "Accelerated Death Benefit for Chronic Illness Plus Rider" under the section titled SUPPLEMENTAL BENEFITS (RIDERS)
The bulleted list found under Accelerated Death Benefit for Chronic Illness Plus Rider is replaced with the following:

●    is certified by a licensed health care practitioner (as defined in the rider), during the prior 12-month period, as being permanently unable to perform (without Substantial Assistance from another person) at least two Activities of Daily Living due to a loss of functional capacity, or requiring Substantial Supervision to protect himself or herself from threats to health and safety due to Severe Cognitive Impairment; and

●    having been confined for at least six months, because of such chronic illness, in his or her place of residence or in an institution that provides necessary care or treatment of an injury, illness or loss of functional capacity; and

●  having to remain confined in such place of residence or institution until death; and

●  is annually recertified by a licensed health care practitioner residing and practicing in the U.S. to continue receiving benefits.

Florida	See "Death Benefit Proceeds" under the Section titled DEATH BENEFIT
The first and second sentence of the third paragraph under the Death Benefit Proceeds section is replaced with the following:

We will pay interest on the Death Benefit proceeds from the date we receive due proof of death to the date the claim is paid at an annual rate equal to or greater than the Moody’s Corporate Bond Yield Average.

PROSPECTUS BACK COVER
Personalized Illustrations of Policy Benefits. To help You understand how Your Policy Values could vary over time under different sets of assumptions, We will provide You upon request, with certain personalized hypothetical illustrations showing the Death Benefit, Surrender Value and Policy Value. These hypothetical illustrations will be based on the Attained Age and underwriting characteristics of the Insured under Your Policy and such factors as the Specified Amount, Death Benefit, premium payment amounts, and hypothetical rates of return (within limits) that You request. The illustrations are not a representation or guarantee of investment returns or Policy Value. We currently do not charge for these illustrations, but We reserve the right to charge up to $25 if We provide more than one illustration in a Policy Year.
Inquiries. The SAI provides more detailed information about Symetra Separate Account SL. The current SAI is on file with the Securities and Exchange Commission, and is incorporated into this prospectus by reference and is legally considered part of this prospectus.
You can make inquiries regarding Your Policy, request additional information and get a free copy of the SAI, a personalized illustration or discuss Your questions about Your policy by contacting Us at:
Symetra Life Insurance Company
P.O. Box 34690
Seattle, WA 98124
Telephone: 1-800-796-3872
Facsimile: 1-866-719-3124
For overnight mail: 777 108th Ave. NE, Suite 1200, Bellevue, WA 98004
To download an electronic version of this prospectus: https://www.symetra.com.
You can review and copy information regarding the Registrant, including the SAI, at the Public Reference Room of the Securities and Exchange Commission. To find out more about this service, call the SEC at 1-202-551-8090 or 1-800-SEC-0330. Reports and other information about the Policy and the Funds are also available on the EDGAR database available on the SEC’s Web site at https://www.sec.gov. You can also get copies, for a fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street NE, Washington, DC 20549-0102.

Investment Company Act File No. 811-04909

November 5, 2019
STATEMENT OF ADDITIONAL INFORMATION
to
MILESTONE VUL-G

FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE POLICY
funded through
SYMETRA SEPARATE ACCOUNT SL
by
SYMETRA LIFE INSURANCE COMPANY
Administrative Office:
P.O. Box 34690
Seattle, WA 98124
This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the prospectus for the Milestone VUL-G flexible premium adjustable variable life insurance policy dated November 5, 2019 and the Vanguard Variable Insurance Fund. The Policy is funded through Symetra Separate Account SL. Terms used in this SAI have the same meanings as in the prospectus for the Policy.

The prospectus concisely sets forth information that a prospective investor should know before investing. For a copy of the prospectus, call 1-800-796-3872 or write to Symetra Life Insurance Company, P.O. Box 34690, Seattle, Washington 98124.

GENERAL INFORMATION
Symetra Life Insurance Company (“Symetra Life”, “We”, and “Us”), is a wholly-owned subsidiary of Symetra Financial Corporation, a holding company, the subsidiaries of which are engaged primarily in insurance and financial services businesses. Symetra Life Insurance Company was incorporated as a stock life insurance company under Washington State law on January 23, 1957. Effective July 1, 2014, Symetra Life Insurance Company changed its state of domicile from Washington to Iowa and became an Iowa stock life insurance company.

We established Symetra Separate Account SL (“the Variable Account”) on November 6, 1986, to hold assets that underlie Policy Values invested in a number of different variable life policies. The Variable Account meets the definition of “separate account” under state law and under the federal securities laws. The Variable Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended. This registration does not involve supervision of the management of the Variable Account or Symetra Life by the SEC. We maintain records of all Variable Account purchases and redemptions of the shares of the Subaccounts.

THE POLICY-GENERAL MATTERS
Ownership Rights
The Policy belongs to the Owner named in the application. The Owner may exercise all of the rights and options described in the Policy. The Owner is the Insured unless the application specifies a different person as the Insured. If the Owner dies before the Insured and no contingent Owner is named, then ownership of the Policy will pass to the Owner's estate (subject to applicable community property laws). The Owner may exercise certain rights described below.

Changing the Owner

•	Change the Owner by providing Written Notice, in good order, to us at Our Administrative Office at any time while the Insured is alive and the Policy is in force.

•	Change is effective as of the date that the Written Notice is accepted by us in good order, at Our Administrative Office.

•	Changing the Owner does not automatically change the Beneficiary.

•	Changing the Owner may have tax consequences. You should consult a tax advisor before changing the Owner.

•	We are not liable for payments We made before We received the Written Notice at Our Administrative Office.

Choosing the Beneficiary

•	The Owner designates the Beneficiary (the person to receive the Death Benefit when the Insured dies) in the application.

•	If the Owner designates more than one Beneficiary, then each Beneficiary shares equally in any Death Benefit unless the Beneficiary designation states otherwise.

•	If the Beneficiary dies before the Insured, then any Contingent Beneficiary becomes the Beneficiary.

•	If both the Beneficiary and Contingent Beneficiary die before the Insured, then the Death Benefit will be paid to the Owner or the Owner's estate upon the Insured's death.

Changing the Beneficiary

•	The Owner changes the Beneficiary by providing Written Notice to us, in good order, at Our Administrative Office.

•	Change is effective as of the date the Owner signs the Written Notice.

•	We are not liable for any payments We made before We received the Written Notice at Our Administrative Office.

Assigning the Policy

•The Owner may assign Policy rights while the Insured is alive.

•	The Owner retains any ownership rights that are not assigned.

•	Assignee may not change the Owner or the Beneficiary, and may not elect or change an optional method of payment. Any amount payable to the assignee will be paid in a lump sum.

•	Claims under any assignment are subject to proof of interest and the extent of the assignment.
•We are not:

◦	bound by any assignment unless we receive Written Notice of the assignment, in good order, at our Administrative Office;

1

◦	responsible for the validity of any assignment;

◦	liable for any payment we made before we received Written Notice of the assignment, in good order, at our Administrative Office; or

◦	bound by any assignment which results in adverse tax consequences to the Owner, Insured or Beneficiary(ies).

▪	Assigning the Policy may have tax consequences. You should consult a tax advisor before assigning the Policy.

Selecting the Tax Test

▪
The Owner may elect either the guideline premium test (“GPT”) or the cash value accumulation test (“CVAT”). Your election may affect the amount of the Death Benefit payable under Your Policy, the amount of premiums You may pay, and the amount of Policy fees and charges You pay.

Our Right to Contest the Policy
In issuing the Policy, We rely on all statements made by or for the Insured in the application (or in any supplemental application). Therefore, if You make any material misrepresentation of a fact in the application (or any supplemental application), then We may contest the Policy's validity or may resist a claim under the Policy for two years from the Issue Date.

When permitted by law in the jurisdiction in which the Policy is delivered, in the absence of fraud in the procurement of the Policy, We cannot bring any legal action to contest the validity of the Policy after the Policy has been in force during the Insured's lifetime for two years from the Issue Date, or if reinstated, for two years from the date of reinstatement.

Suicide Exclusion
If the Insured commits suicide, while sane or insane, within two years of the Issue Date (or two years from the reinstatement date, if the Policy lapses and is reinstated), the Policy will terminate and Our liability is limited to an amount equal to the premiums paid, less any withdrawals and minus any Loan Amount. We will pay this amount to the Beneficiary in a single sum.

Misstatement of Age or Gender
If the age or, if permitted by state law, sex of the Insured was stated incorrectly in the application (or any supplemental application), then the Death Benefit and any benefits provided under the Policy by rider or endorsement will be adjusted to the amount that would have been payable at the correct age and, if permitted by state law, sex, based on the deduction for cost of insurance and other charges (and the cost of any benefits provided by rider or endorsement) in effect on the Policy Date.

Changes to the Policy
Any modifications or waiver of any rights or requirements under the Policy must be in writing and signed by an authorized officer of the Company. No agent may bind us by making any promise not contained in the Policy.

Upon notice to You, We may modify the Policy to:

•
conform the Policy, the Variable Account, or Our operations to the requirements of any law or regulation issued by a governmental agency to which the Policy, the Variable Account, or the Company is subject; or

•	assure continued qualification of the Policy under the Code or other federal or state laws relating to variable life insurance policies; or

•	reflect a change (permitted by the Policy) in the operation of the Variable Account; or

•	provide additional Subaccounts and/or Fixed Account options.

If any modifications are made, We will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, the Policy provides that such provision be deemed to be amended to conform with such laws.

Potential Conflicts of Interest
For a discussion of the potential conflicts of interest that may arise as a result of the sale of Fund shares to separate accounts that support variable annuity contracts, variable life insurance policies, and certain qualified pension and retirement plans, as well as the sale of Fund shares to the separate accounts of insurance companies that are not affiliated with Symetra Life, see the prospectuses for the Funds.

2

UNDERWRITING
Symetra Life gathers certain information about an applicant's age, health, occupation, avocation, finances, if permitted by state law, sex and other factors that impact mortality risk. Such information is gathered through use of applications, medical examinations, attending physicians statements, personal interviews and other authorized methods to determine the appropriate risk classification. Symetra Life uses the 2017 Commissioners’ Standard Ordinary Mortality Tables, and if permitted by state law, Male or Female to determine the maximum cost of insurance for each Insured.
DISTRIBUTION
We currently offer the Policies on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

Symetra Securities, Inc. ("SSI") acts as the principal underwriter for the Policies. SSI is an affiliate of Symetra Life and each is a wholly-owned subsidiary of Symetra Financial Corporation. SSI is located at 777 108th Avenue NE, Suite 1200, Bellevue, Washington 98004. SSI is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA.

The Policies are offered to the public through sales representatives of broker-dealers ("selling firms") that have entered into selling agreements with Us and with SSI.

For the years ended December 31, 2018, 2017, and 2016, SSI received $2,769,054, $920,610.10, and $104,988.72, in commissions for the distributions of all policies funded through the Variable Account. SSI does not anticipate retaining any portion of any commissions paid for the distribution of Policies funded through the Variable Account.
LEGAL MATTERS
Rachel Dobrow Stone, Senior Counsel of Symetra Life Insurance Company, has provided legal advice on certain matters in connection with the issuance and operation of the Policy.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The SAI of the Registration Statement includes the consolidated financial statements of Symetra Life Insurance Company as of December 31, 2018 and 2017, and for the years ended December 31, 2018 and December 31, 2017, and the period from February 1, 2016 to December 31, 2016 (related to the successor company), and for the period from January 1 to January 31, 2016 (related to the predecessor company), and the financial statements of Symetra Separate Account SL as of December 31, 2018, and for each of the two years in the period ended December 31, 2018. These financial statements have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

The principal business address of Ernst & Young LLP is 999 Third Avenue, Suite 3500, Seattle, WA 98104-4086.

REINSURANCE
Symetra Life may reinsure a portion of the risks assumed under the Policies.
FINANCIAL STATEMENTS
The consolidated financial statements of Symetra Life Insurance Company included herein should be considered only as bearing upon the ability of Symetra Life to meet its obligations under the Policy. They should not be considered as bearing upon the investment experience of the Variable Account or its Subaccounts.
Financial statements for the Variable Account, which include the Report of the Independent Registered Public Accounting Firm, also appear on the following pages.

3

Annual Report

December 31, 2018

Symetra Separate Account SL

Symetra Separate Account SL

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Symetra Life Insurance Company and Contract Owners of Symetra Separate Account SL
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise Symetra Separate Account SL (the Separate Account), as of December 31, 2018, and the related statements of operations and changes in net assets for the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2018, the results of its operations and changes in its net assets for each of the two years then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
/s/ Ernst & Young LLP

We have served as the Separate Account’s auditor since 1987.
Seattle, Washington
April 30, 2019

Symetra Separate Account SL

Report of Independent Registered Public Accounting Firm (Continued)

Appendix – Subaccounts comprising Symetra Separate Account SL

American Century Balanced                     JP Morgan Insurance Trust Mid Cap Value I
American Century Inflation Protection I                 JP Morgan Insurance Trust U.S. Equity I
American Century Inflation Protection II                 Morningstar Aggressive Growth ETF Asset Allocation Class I
American Century International                     Morningstar Growth ETF Asset Allocation Class I
American Century Large Company Value II                 Morningstar Income & Growth ETF Asset Allocation Class I         American Century Ultra I                         Neuberger Berman AMT Mid Cap Growth Portfolio Class I
American Century Ultra II                     Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio Class I     American Century Value                         PIMCO All Asset Portfolio Admin
Calvert Nasdaq 100 Index                         PIMCO All Asset Portfolio Advisor
Calvert Russell 2000 Small Cap Index                 PIMCO CommodityRealReturn Strat. Administrative Class
Dreyfus Appreciation                         PIMCO Total Return Admin
Dreyfus MidCap Stock                         Pioneer Bond VCT Class I
Dreyfus Quality Bond                         Pioneer Equity Income VCT Class I
Dreyfus Stock Index                         Pioneer Equity Income VCT Class II
Dreyfus Sustainable U.S. Equity                    Pioneer Fund VCT Class I
Dreyfus Technology Growth                     Pioneer High Yield VCT Class I
DWS CROCI International VIP - Class A                 Pioneer High Yield VCT Class II
DWS Global Income Builder VIP A                 Pioneer Mid Cap Value VCT Class I
Federated High Income Bond                     Pioneer Real Estate VCT Class I
Federated Managed Volatility II                     Pioneer Real Estate VCT Class II
Fidelity Asset Manager                         Pioneer Select Mid Cap Growth VCT Class I
Fidelity Asset Manager Growth                     Pioneer Strategic Income VCT Class I
Fidelity Balanced                         Pioneer Strategic Income VCT Class II
Fidelity Contrafund                         Templeton Developing Markets VIP Fund - Class 1
Fidelity Equity-Income                         Templeton Developing Markets VIP Fund - Class 2
Fidelity Government Money Market Portfolio-Initial             Templeton Global Bond VIP Fund - Class 1
Class                                 Templeton Global Bond VIP Fund - Class 2
Fidelity Growth                             Templeton Growth VIP Fund - Class 1
Fidelity Growth & Income                     Templeton Growth VIP Fund - Class 2
Fidelity Growth Opportunities                     Vanguard Balanced
Fidelity High Income                         Vanguard Equity Income
Fidelity Index 500                         Vanguard Equity Index
Fidelity Investment Grade Bond                     Vanguard High Yield Bond
Fidelity Mid Cap I                         Vanguard International
Fidelity Mid Cap II                         Vanguard Mid-Cap Index
Fidelity Overseas                         Vanguard Real Estate Index
Franklin Flex Cap Growth VIP Fund - Class 2             Vanguard Small Company Growth
Franklin Founding Funds Allocation VIP Fund - Class 1         Vanguard Total Bond Market Index
Franklin Income VIP Fund - Class 1                 Vanguard Total Stock Market Index
Franklin Income VIP Fund - Class 2                 Voya Global Equity Portfolio - Class S
Franklin Mutual Shares VIP Fund - Class 2                 VY JPMorgan Emerging Markets Equity Portfolio Initial
Franklin Small Cap Value VIP Fund - Class 1             Wanger USA
Franklin Small Cap Value VIP Fund - Class 2
Franklin Small-Mid Cap Growth VIP Fund - Class 2
Franklin U.S. Government Securities VIP Fund - Class
2
Invesco American Franchise Fund I
Invesco American Franchise Fund II
Invesco Global Real Estate
Invesco Health Care
Invesco International Growth I
Invesco International Growth II
Invesco Mid Cap Growth Fund I
Invesco Mid Cap Growth Fund II

2

Symetra Separate Account SL
Statements of Assets and Liabilities
As of December 31, 2018

Sub-Account	Number of Shares Owned	Investments at Cost	Investments at Fair Value	Net Assets	Accumulation Units Outstanding
American Century Balanced	173,396	$1,263,978	$1,229,377	$1,229,377	42,890
American Century Inflation Protection I	7,821	90,063	75,551	75,551	555
American Century Inflation Protection II	87,964	897,407	847,974	847,974	62,986
American Century International	87,365	861,254	833,465	833,465	38,387
American Century Large Company Value II	5,023	73,764	68,261	68,261	3,569
American Century Ultra I	8,844	131,026	153,881	153,881	4,634
American Century Ultra II	11,546	187,080	197,198	197,198	7,579
American Century Value	98,535	850,516	986,333	986,333	36,885
Calvert Nasdaq 100 Index	15,805	817,323	1,011,218	1,011,218	3,171
Calvert Russell 2000 Small Cap Index	145	9,075	10,313	10,313	54
Dreyfus Appreciation	18,829	785,756	674,823	674,823	31,589
Dreyfus MidCap Stock	66,336	1,226,304	1,114,440	1,114,440	39,810
Dreyfus Quality Bond	19,743	235,586	223,880	223,880	11,722
Dreyfus Stock Index	19,249	872,464	944,190	944,190	30,133
Dreyfus Sustainable U.S. Equity	8,661	319,009	266,149	266,149	18,595
Dreyfus Technology Growth	77,216	1,325,904	1,741,992	1,741,992	62,553
DWS CROCI International VIP - Class A1	17,014	125,948	105,828	105,828	13,201
DWS Global Income Builder VIP A1	19,959	475,150	425,714	425,714	26,710
Federated High Income Bond	19,675	128,836	119,428	119,428	4,460
Federated Managed Volatility II	7,661	74,384	73,547	73,547	4,337
Fidelity Asset Manager	246,805	3,795,212	3,376,304	3,376,304	18,205
Fidelity Asset Manager Growth	35,317	604,974	591,897	591,897	11,687
Fidelity Balanced	4,901	81,655	82,231	82,231	2,798
Fidelity Contrafund	247,824	7,785,815	7,962,570	7,962,570	87,513
Fidelity Equity-Income	355,759	7,705,346	7,246,797	7,246,797	59,802
Fidelity Government Money Market Portfolio - Initial Class	1,456,351	1,456,351	1,456,351	1,456,351	66,757
Fidelity Growth	214,349	11,562,280	13,529,643	13,529,643	138,528
Fidelity Growth & Income	56,713	1,050,285	1,099,110	1,099,110	35,627
Fidelity Growth Opportunities	32,475	922,338	1,234,352	1,234,352	37,991
Fidelity High Income	165,991	921,715	824,979	824,979	7,474
Fidelity Index 500	23,195	4,315,935	5,855,689	5,855,689	60,655

SEE NOTES TO FINANCIAL STATEMENTS
3

Symetra Separate Account SL
Statements of Assets and Liabilities (continued)
As of December 31, 2018

Sub-Account	Number of Shares Owned	Investments at Cost	Investments at Fair Value	Net Assets	Accumulation Units Outstanding
Fidelity Investment Grade Bond	83,105	$1,065,526	$1,025,515	$1,025,515	3,908
Fidelity Mid Cap I	2,318	80,067	69,995	69,995	376
Fidelity Mid Cap II	32,084	1,058,933	937,495	937,495	35,830
Fidelity Overseas	103,526	1,856,943	1,980,471	1,980,471	19,467
Franklin Flex Cap Growth VIP Fund - Class 2	20,650	143,584	133,391	133,391	5,089
Franklin Founding Funds Allocation VIP Fund - Class 1	3,363	24,304	21,426	21,426	139
Franklin Income VIP Fund - Class 1	1,204	19,383	18,366	18,366	109
Franklin Income VIP Fund - Class 2	8,901	134,437	131,185	131,185	6,764
Franklin Mutual Shares VIP Fund - Class 2	13,167	266,653	229,101	229,101	10,591
Franklin Small Cap Value VIP Fund - Class 1	4,095	80,444	62,002	62,002	298
Franklin Small Cap Value VIP Fund - Class 2	51,238	951,956	748,073	748,073	31,076
Franklin Small-Mid Cap Growth VIP Fund - Class 2	54,439	1,009,175	828,549	828,549	49,128
Franklin U.S. Government Securities VIP Fund - Class 2	29,848	372,033	351,908	351,908	19,765
Invesco American Franchise Fund I	20,496	1,003,986	1,171,360	1,171,360	68,646
Invesco American Franchise Fund II	471	26,197	25,846	25,846	1,254
Invesco Global Real Estate	28,211	457,383	437,825	437,825	10,905
Invesco Health Care[1]	897	25,932	20,996	20,996	661
Invesco International Growth I	15,527	469,070	512,103	512,103	16,286
Invesco International Growth II	8,125	284,542	264,160	264,160	18,340
Invesco Mid Cap Growth Fund I	9,473	52,349	45,184	45,184	1,461
Invesco Mid Cap Growth Fund II	22,679	114,546	105,912	105,912	6,176
JP Morgan Insurance Trust Mid Cap Value I	96,634	1,004,539	981,798	981,798	31,172
JP Morgan Insurance Trust U.S. Equity I	30,222	635,005	804,831	804,831	24,636
Morningstar Aggressive Growth ETF Asset Allocation Class I	14,334	180,708	152,358	152,358	1,028
Morningstar Growth ETF Asset Allocation Class I	6,204	72,272	61,300	61,300	406
Morningstar Income & Growth ETF Asset Allocation Class I	1,511	15,317	13,887	13,887	97
Neuberger Berman AMT Mid Cap Growth Portfolio Class I	20,809	484,515	501,302	501,302	2,355
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio Class I	1,463	28,674	22,956	22,956	124
PIMCO All Asset Portfolio Admin	6,756	69,057	67,076	67,076	445
PIMCO All Asset Portfolio Advisor	2,763	29,586	27,761	27,761	1,719
PIMCO CommodityRealReturn Strat. Administrative Class	78,833	643,818	474,569	474,569	62,505
PIMCO Total Return Admin	77,711	862,145	814,408	814,408	5,036
Pioneer Bond VCT Class I	91,538	1,039,308	966,638	966,638	33,410

SEE NOTES TO FINANCIAL STATEMENTS
4

Symetra Separate Account SL
Statements of Assets and Liabilities (continued)
As of December 31, 2018

Sub-Account	Number of Shares Owned	Investments at Cost	Investments at Fair Value	Net Assets	Accumulation Units Outstanding
Pioneer Equity Income VCT Class I	36,635	$894,475	$857,635	$857,635	4,207
Pioneer Equity Income VCT Class II	19,565	563,750	462,125	462,125	19,170
Pioneer Fund VCT Class I	273,903	4,956,674	3,703,150	3,703,150	113,691
Pioneer High Yield VCT Class I	72	686	637	637	4
Pioneer High Yield VCT Class II	15,250	132,387	132,374	132,374	7,049
Pioneer Mid Cap Value VCT Class I	71,520	1,395,512	1,110,718	1,110,718	35,627
Pioneer Real Estate VCT Class I	33,815	593,731	424,375	424,375	2,363
Pioneer Real Estate VCT Class II	38,437	623,428	483,527	483,527	28,650
Pioneer Select Mid Cap Growth VCT Class I	217,229	5,863,609	5,391,597	5,391,597	127,767
Pioneer Strategic Income VCT Class I	8,621	89,998	83,715	83,715	499
Pioneer Strategic Income VCT Class II	20,838	212,452	202,130	202,130	11,757
Templeton Developing Markets VIP Fund - Class 1	5,717	53,412	49,273	49,273	517
Templeton Developing Markets VIP Fund - Class 2	98,573	812,096	841,815	841,815	34,657
Templeton Global Bond VIP Fund - Class 1	7,084	127,312	124,251	124,251	691
Templeton Global Bond VIP Fund - Class 2	9,126	153,132	153,591	153,591	7,824
Templeton Growth VIP Fund - Class 1	6,644	93,073	82,647	82,647	678
Templeton Growth VIP Fund - Class 2	10,592	151,976	129,322	129,322	7,241
Vanguard Balanced	37,665	844,754	836,172	836,172	4,203
Vanguard Equity Income	4,859	89,211	103,212	103,212	482
Vanguard Equity Index	116,873	4,659,060	4,444,649	4,444,649	283,954
Vanguard High Yield Bond	11,617	91,953	87,483	87,483	472
Vanguard International	7,568	137,920	175,117	175,117	1,293
Vanguard Mid-Cap Index	84,159	1,887,272	1,702,544	1,702,544	124,016
Vanguard Real Estate Index[1]	3,967	49,128	45,890	45,890	250
Vanguard Small Company Growth	1,123	24,468	22,775	22,775	91
Vanguard Total Bond Market Index	431	5,074	4,975	4,975	34
Vanguard Total Stock Market Index	240,987	9,033,519	8,256,214	8,256,214	755,374
Voya Global Equity Portfolio - Class S	36,441	346,627	352,002	352,002	3,153
VY JPMorgan Emerging Markets Equity Portfolio Initial	32,866	566,492	585,030	585,030	4,346
Wanger USA	21,188	602,620	438,603	438,603	8,878

1 Reference Note 1 of the financial statements for additional information pertaining to this sub-account.

SEE NOTES TO FINANCIAL STATEMENTS
5

Symetra Separate Account SL
Statements of Operations and Changes in Net Assets
Year Ended December 31, 2017

Sub-Account	Net Assets as of January 1, 2017	Dividends	Mortality and Expense Risk Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2017
American Century Balanced	$1,212,975	$19,855	$(9,076)	$10,779	$19,799	$48,611	$79,292	$147,702	$158,481	$165,181	$(177,426)	$(12,245)	$146,236	$1,359,211
American Century Inflation Protection I	78,702	2,260	(589)	1,671	(329)	—	1,109	780	2,451	28	(1,522)	(1,494)	957	79,659
American Century Inflation Protection II	730,480	20,796	(5,427)	15,369	(5,813)	—	13,285	7,472	22,841	201,379	(128,937)	72,442	95,283	825,763
American Century International	788,060	7,772	(6,259)	1,513	27,724	—	201,517	229,241	230,754	75,340	(132,838)	(57,498)	173,256	961,316
American Century Large Company Value II	124,374	2,035	(919)	1,116	2,957	6,749	1,800	11,506	12,622	7,409	(7,113)	296	12,918	137,292
American Century Ultra I	163,191	680	(1,328)	(648)	12,708	8,645	29,892	51,245	50,597	9,960	(21,866)	(11,906)	38,691	201,882
American Century Ultra II	63,116	167	(563)	(396)	1,889	3,453	16,064	21,406	21,010	35,734	(2,880)	32,854	53,864	116,980
American Century Value	1,080,515	18,445	(7,815)	10,630	61,345	—	14,274	75,619	86,249	112,530	(128,386)	(15,856)	70,393	1,150,908
Calvert Nasdaq 100 Index	754,101	4,415	(6,573)	(2,158)	14,453	8,592	215,250	238,295	236,137	53,542	(35,067)	18,475	254,612	1,008,713
Calvert Russell 2000 Small Cap Index	10,760	87	(83)	4	112	410	910	1,432	1,436	2	(229)	(227)	1,209	11,969
Dreyfus Appreciation	671,286	10,057	(5,196)	4,861	20,088	95,305	54,541	169,934	174,795	40,923	(84,571)	(43,648)	131,147	802,433
Dreyfus MidCap Stock	1,286,224	14,017	(9,256)	4,761	73,759	20,709	84,018	178,486	183,247	87,366	(148,806)	(61,440)	121,807	1,408,031
Dreyfus Quality Bond	326,812	6,432	(2,152)	4,280	2,129	—	5,366	7,495	11,775	38,896	(105,339)	(66,443)	(54,668)	272,144
Dreyfus Stock Index	995,591	14,854	(7,193)	7,661	29,510	23,867	128,313	181,690	189,351	109,437	(189,187)	(79,750)	109,601	1,105,192
Dreyfus Sustainable U.S. Equity	349,304	4,115	(2,600)	1,515	12,553	23,654	11,560	47,767	49,282	20,667	(31,476)	(10,809)	38,473	387,777

SEE NOTES TO FINANCIAL STATEMENTS
6

Symetra Separate Account SL
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2017

Sub-Account	Net Assets as of January 1, 2017	Dividends	Mortality and Expense Risk Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2017
Dreyfus Technology Growth	$1,318,688	$—	$(12,056)	$(12,056)	$60,841	$74,915	$417,409	$553,165	$541,109	$118,548	$(124,206)	$(5,658)	$535,451	$1,854,139
DWS CROCI International VIP - Class A1	109,713	8,240	(862)	7,378	(612)	—	15,830	15,218	22,596	12,075	(12,916)	(841)	21,755	131,468
DWS Global Income Builder VIP A1	535,642	16,884	(4,021)	12,863	7,599	—	62,817	70,416	83,279	44,676	(62,818)	(18,142)	65,137	600,779
Federated High Income Bond	189,481	13,070	(1,341)	11,729	571	—	(821)	(250)	11,479	12,047	(36,297)	(24,250)	(12,771)	176,710
Federated Managed Volatility II	79,123	2,954	(552)	2,402	1,989	—	8,370	10,359	12,761	3,343	(12,002)	(8,659)	4,102	83,225
Fidelity Asset Manager	3,517,753	70,940	(32,425)	38,515	61,849	407,064	(54,733)	414,180	452,695	408,916	(443,511)	(34,595)	418,100	3,935,853
Fidelity Asset Manager Growth	489,439	7,965	(4,794)	3,171	25,609	69,585	(2,974)	92,220	95,391	158,102	(83,581)	74,521	169,912	659,351
Fidelity Balanced	75,219	1,195	(570)	625	1,408	2,051	7,569	11,028	11,653	6,400	(7,333)	(933)	10,720	85,939
Fidelity Contrafund	8,196,672	88,129	(70,481)	17,648	541,651	464,703	633,815	1,640,169	1,657,817	602,949	(1,095,368)	(492,419)	1,165,398	9,362,070
Fidelity Equity-Income	7,452,586	131,814	(64,333)	67,481	130,539	157,580	514,589	802,708	870,189	590,648	(866,206)	(275,558)	594,631	8,047,217
Fidelity Government Money Market Portfolio - Initial Class	1,448,153	12,616	(14,772)	(2,156)	—	—	—	—	(2,156)	1,965,043	(1,566,075)	398,968	396,812	1,844,965
Fidelity Growth	11,951,445	30,036	(114,295)	(84,259)	1,105,590	985,947	1,936,751	4,028,288	3,944,029	780,556	(1,750,620)	(970,064)	2,973,965	14,925,410
Fidelity Growth & Income	1,222,796	15,903	(8,944)	6,959	71,706	30,289	81,089	183,084	190,043	92,955	(173,065)	(80,110)	109,933	1,332,729
Fidelity Growth Opportunities	936,116	3,439	(7,881)	(4,442)	41,462	139,199	137,904	318,565	314,123	68,107	(66,554)	1,553	315,676	1,251,792
Fidelity High Income	876,109	48,681	(7,975)	40,706	(1,225)	—	13,130	11,905	52,611	120,854	(125,633)	(4,779)	47,832	923,941

SEE NOTES TO FINANCIAL STATEMENTS
7

Symetra Separate Account SL
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2017

Sub-Account	Net Assets as of January 1, 2017	Dividends	Mortality and Expense Risk Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2017
Fidelity Index 500	$5,481,971	$107,599	$(49,337)	$58,262	$362,796	$18,557	$680,315	$1,061,668	$1,119,930	$518,383	$(688,694)	$(170,311)	$949,619	$6,431,590
Fidelity Investment Grade Bond	1,293,902	35,477	(11,617)	23,860	(19,064)	5,793	30,331	17,060	40,920	712,218	(535,839)	176,379	217,299	1,511,201
Fidelity Mid Cap I	69,985	538	(567)	(29)	104	3,365	10,435	13,904	13,875	16	(657)	(641)	13,234	83,219
Fidelity Mid Cap II	982,775	5,215	(7,417)	(2,202)	18,874	48,245	126,125	193,244	191,042	102,748	(139,119)	(36,371)	154,671	1,137,446
Fidelity Overseas	2,074,264	32,518	(19,361)	13,157	117,871	2,123	438,323	558,317	571,474	160,868	(340,827)	(179,959)	391,515	2,465,779
Franklin Flex Cap Growth VIP Fund - Class 2	68,051	—	(564)	(564)	(1,498)	179	19,792	18,473	17,909	11,400	(11,746)	(346)	17,563	85,614
Franklin Founding Funds Allocation VIP Fund - Class 1	23,361	698	(811)	(113)	45	987	1,034	2,066	1,953	4,035	(4,692)	(657)	1,296	24,657
Franklin Income VIP Fund - Class 1	18,356	807	(142)	665	(45)	—	1,042	997	1,662	41	(386)	(345)	1,317	19,673
Franklin Income VIP Fund - Class 2	129,950	5,872	(979)	4,893	321	—	6,549	6,870	11,763	17,612	(17,228)	384	12,147	142,097
Franklin Mutual Shares VIP Fund - Class 2	314,736	7,161	(2,245)	4,916	10,848	12,987	(5,632)	18,203	23,119	18,809	(43,084)	(24,275)	(1,156)	313,580
Franklin Small Cap Value VIP Fund - Class 1	65,943	486	(499)	(13)	148	4,552	1,931	6,631	6,618	33	(513)	(480)	6,138	72,081
Franklin Small Cap Value VIP Fund - Class 2	819,645	4,248	(5,826)	(1,578)	11,338	58,097	13,163	82,598	81,020	97,347	(118,834)	(21,487)	59,533	879,178
Franklin Small-Mid Cap Growth VIP Fund - Class 2	762,526	—	(5,957)	(5,957)	(21,047)	81,123	101,536	161,612	155,655	82,458	(80,829)	1,629	157,284	919,810
Franklin U.S. Government Securities VIP Fund - Class 2	445,767	11,690	(3,150)	8,540	(4,929)	—	(789)	(5,718)	2,822	51,615	(58,219)	(6,604)	(3,782)	441,985
Invesco American Franchise Fund I	1,114,096	1,055	(9,114)	(8,059)	42,604	102,912	154,976	300,492	292,433	67,625	(86,846)	(19,221)	273,212	1,387,308

SEE NOTES TO FINANCIAL STATEMENTS
8

Symetra Separate Account SL
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2017

Sub-Account	Net Assets as of January 1, 2017	Dividends	Mortality and Expense Risk Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2017
Invesco American Franchise Fund II	$23,944	$—	$(168)	$(168)	$604	$2,114	$3,330	$6,048	$5,880	$2,792	$(4,672)	$(1,880)	$4,000	$27,944
Invesco Global Real Estate	480,889	15,968	(3,518)	12,450	16,268	8,104	20,391	44,763	57,213	45,866	(74,812)	(28,946)	28,267	509,156
Invesco Health Care[1]	18,201	79	(147)	(68)	(403)	1,096	2,127	2,820	2,752	1,367	(2,411)	(1,044)	1,708	19,909
Invesco International Growth I	551,322	8,867	(4,333)	4,534	16,786	—	98,479	115,265	119,799	16,590	(47,018)	(30,428)	89,371	640,693
Invesco International Growth II	294,229	3,988	(2,239)	1,749	12,269	—	47,626	59,895	61,644	49,083	(61,682)	(12,599)	49,045	343,274
Invesco Mid Cap Growth Fund I	51,236	—	(403)	(403)	2,042	3,634	5,786	11,462	11,059	4,691	(6,085)	(1,394)	9,665	60,901
Invesco Mid Cap Growth Fund II	39,169	—	(265)	(265)	1,497	2,796	4,339	8,632	8,367	4,280	(4,134)	146	8,513	47,682
JP Morgan Insurance Trust Mid Cap Value I	1,129,990	9,126	(8,108)	1,018	82,140	50,896	7,273	140,309	141,327	126,671	(213,293)	(86,622)	54,705	1,184,695
JP Morgan Insurance Trust U.S. Equity I	716,690	6,980	(5,532)	1,448	24,171	7,844	120,800	152,815	154,263	38,443	(40,919)	(2,476)	151,787	868,477
Morningstar Aggressive Growth ETF Asset Allocation Class I	162,184	2,516	(1,127)	1,389	13,963	10,361	1,522	25,846	27,235	53,054	(54,338)	(1,284)	25,951	188,135
Morningstar Growth ETF Asset Allocation Class I	72,249	1,224	(399)	825	3,220	4,081	732	8,033	8,858	53,079	(51,420)	1,659	10,517	82,766
Morningstar Income & Growth ETF Asset Allocation Class I	10,264	307	(444)	(137)	4,193	704	17	4,914	4,777	106,729	(106,869)	(140)	4,637	14,901
Neuberger Berman AMT Mid Cap Growth Portfolio Class I	416,295	—	(3,450)	(3,450)	2,023	9,377	93,531	104,931	101,481	31,656	(20,105)	11,551	113,032	529,327
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio Class I	34,292	451	(330)	121	3,215	—	3,088	6,303	6,424	16,453	(19,546)	(3,093)	3,331	37,623
PIMCO All Asset Portfolio Admin	64,532	3,240	(512)	2,728	24	—	5,410	5,434	8,162	—	(601)	(601)	7,561	72,093
SEE NOTES TO FINANCIAL STATEMENTS
9

Symetra Separate Account SL
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2017

Sub-Account	Net Assets as of January 1, 2017	Dividends	Mortality and Expense Risk Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2017
PIMCO All Asset Portfolio Advisor	$7,161	$804	$(74)	$730	$128	$—	$563	$691	$1,421	$22,501	$(1,201)	$21,300	$22,721	$29,882
PIMCO CommodityRealReturn Strat. Administrative Class	508,957	57,951	(3,725)	54,226	(37,929)	—	(5,573)	(43,502)	10,724	99,181	(50,933)	48,248	58,972	567,929
PIMCO Total Return Admin	755,640	15,662	(5,748)	9,914	(1,099)	—	22,398	21,299	31,213	51,644	(32,799)	18,845	50,058	805,698
Pioneer Bond VCT Class I	1,017,358	29,325	(7,505)	21,820	(1,989)	3,581	9,414	11,006	32,826	49,960	(70,561)	(20,601)	12,225	1,029,583
Pioneer Equity Income VCT Class I	793,144	14,557	(6,194)	8,363	14,327	68,611	24,603	107,541	115,904	52,650	(34,146)	18,504	134,408	927,552
Pioneer Equity Income VCT Class II	570,282	8,696	(4,170)	4,526	21,287	48,370	6,461	76,118	80,644	50,532	(58,836)	(8,304)	72,340	642,622
Pioneer Fund VCT Class I	3,726,824	45,807	(29,162)	16,645	(123,312)	546,428	293,125	716,241	732,886	257,226	(713,898)	(456,672)	276,214	4,003,038
Pioneer High Yield VCT Class I	1,334	54	(275)	(221)	176	—	(144)	32	(189)	1,776	(1,859)	(83)	(272)	1,062
Pioneer High Yield VCT Class II	141,553	6,280	(968)	5,312	(1,791)	—	5,351	3,560	8,872	11,688	(16,153)	(4,465)	4,407	145,960
Pioneer Mid Cap Value VCT Class I	1,555,174	11,875	(10,722)	1,153	63,619	111,362	(4,107)	170,874	172,027	68,706	(293,537)	(224,831)	(52,804)	1,502,370
Pioneer Real Estate VCT Class I	431,960	11,216	(3,231)	7,985	6,935	29,156	(32,041)	4,050	12,035	25,745	(17,308)	8,437	20,472	452,432
Pioneer Real Estate VCT Class II	534,043	12,470	(3,797)	8,673	(19,615)	36,183	(11,231)	5,337	14,010	94,894	(80,831)	14,063	28,073	562,116
Pioneer Select Mid Cap Growth VCT Class I	6,277,180	5,014	(49,350)	(44,336)	140,146	80,032	1,474,412	1,694,590	1,650,254	373,845	(1,476,594)	(1,102,749)	547,505	6,824,685
Pioneer Strategic Income VCT Class I	82,769	3,060	(631)	2,429	(22)	84	1,002	1,064	3,493	92	(238)	(146)	3,347	86,116
Pioneer Strategic Income VCT Class II	275,878	9,048	(1,794)	7,254	(2,213)	265	5,420	3,472	10,726	29,785	(45,102)	(15,317)	(4,591)	271,287

SEE NOTES TO FINANCIAL STATEMENTS
10

Symetra Separate Account SL
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2017

Sub-Account	Net Assets as of January 1, 2017	Dividends	Mortality and Expense Risk Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2017
Templeton Developing Markets VIP Fund - Class 1	$42,564	$613	$(391)	$222	$(53)	$—	$16,650	$16,597	$16,819	$—	$(311)	$(311)	$16,508	$59,072
Templeton Developing Markets VIP Fund - Class 2	774,364	8,978	(6,486)	2,492	(20,766)	—	317,177	296,411	298,903	149,627	(171,942)	(22,315)	276,588	1,050,952
Templeton Global Bond VIP Fund - Class 1	123,386	—	(1,096)	(1,096)	(300)	391	2,583	2,674	1,578	1,066	(2,240)	(1,174)	404	123,790
Templeton Global Bond VIP Fund - Class 2	182,252	—	(1,207)	(1,207)	(3,202)	550	6,369	3,717	2,510	8,395	(34,556)	(26,161)	(23,651)	158,601
Templeton Growth VIP Fund - Class 1	82,869	1,681	(681)	1,000	483	—	13,476	13,959	14,959	1,485	(857)	628	15,587	98,456
Templeton Growth VIP Fund - Class 2	156,911	2,687	(1,179)	1,508	6,243	—	19,434	25,677	27,185	24,368	(21,883)	2,485	29,670	186,581
Vanguard Balanced	733,782	17,974	(6,139)	11,835	2,425	28,312	58,813	89,550	101,385	54,686	(35,618)	19,068	120,453	854,235
Vanguard Equity Income	94,747	2,495	(758)	1,737	278	3,141	11,278	14,697	16,434	—	(284)	(284)	16,150	110,897
Vanguard Equity Index	1,178,899	23,029	(9,575)	13,454	14,636	39,334	196,951	250,921	264,375	525,279	(55,536)	469,743	734,118	1,913,017
Vanguard High Yield Bond	85,797	4,266	(665)	3,601	3	—	1,721	1,724	5,325	—	(250)	(250)	5,075	90,872
Vanguard International	142,930	1,892	(1,333)	559	687	1,157	57,388	59,232	59,791	1,451	(1,013)	438	60,229	203,159
Vanguard Mid-Cap Index	414,866	5,282	(3,348)	1,934	1,255	19,308	68,707	89,270	91,204	427,227	(20,110)	407,117	498,321	913,187
Vanguard Real Estate Index[1]	50,568	1,252	(383)	869	181	2,233	(1,254)	1,160	2,029	568	(966)	(398)	1,631	52,199
Vanguard Small Company Growth	19,052	98	(160)	(62)	51	1,347	3,090	4,488	4,426	2,122	(399)	1,723	6,149	25,201
Vanguard Total Bond Market Index	5,167	123	(110)	13	15	17	23	55	68	457	(571)	(114)	(46)	5,121

SEE NOTES TO FINANCIAL STATEMENTS
11

Symetra Separate Account SL
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2017

Sub-Account	Net Assets as of January 1, 2017	Dividends	Mortality and Expense Risk Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2017
Vanguard Total Stock Market Index	$52,192	$1,059	$(956)	$103	$2,285	$2,887	$59,683	$64,855	$64,958	$2,432,216	$(16,924)	$2,415,292	$2,480,250	$2,532,442
Voya Global Equity Portfolio - Class S	662,173	15,187	(5,630)	9,557	23,008	—	91,281	114,289	123,846	44,128	(336,961)	(292,833)	(168,987)	493,186
VY JPMorgan Emerging Markets Equity Portfolio Initial	562,573	4,453	(5,891)	(1,438)	(6,668)	—	238,632	231,964	230,526	62,440	(98,533)	(36,093)	194,433	757,006
Wanger USA	448,232	—	(3,318)	(3,318)	(15,273)	75,007	23,969	83,703	80,385	12,172	(56,843)	(44,671)	35,714	483,946

1 Reference Note 1 of the financial statements for additional information pertaining to this sub-account.

SEE NOTES TO FINANCIAL STATEMENTS
12

Symetra Separate Account SL
Statements of Operations and Changes in Net Assets
Year Ended December 31, 2018

Sub-Account	Net Assets as of January 1, 2018	Dividends	Mortality and Expense Risk Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2018
American Century Balanced	$1,359,211	$18,628	$(9,367)	$9,261	$11,829	$8,877	$(86,969)	$(66,263)	$(57,002)	$105,517	$(178,349)	$(72,832)	$(129,834)	$1,229,377
American Century Inflation Protection I	79,659	2,389	(580)	1,809	(381)	—	(4,036)	(4,417)	(2,608)	—	(1,500)	(1,500)	(4,108)	75,551
American Century Inflation Protection II	825,763	24,501	(6,004)	18,497	(4,902)	—	(43,995)	(48,897)	(30,400)	143,301	(90,690)	52,611	22,211	847,974
American Century International	961,316	12,013	(6,613)	5,400	33,773	62,121	(246,974)	(151,080)	(145,680)	154,396	(136,567)	17,829	(127,851)	833,465
American Century Large Company Value II	137,292	1,558	(659)	899	8,390	7,912	(24,793)	(8,491)	(7,592)	6,351	(67,790)	(61,439)	(69,031)	68,261
American Century Ultra I	201,882	554	(1,473)	(919)	31,147	21,361	(48,061)	4,447	3,528	9,134	(60,663)	(51,529)	(48,001)	153,881
American Century Ultra II	116,980	142	(956)	(814)	3,107	12,638	(17,386)	(1,641)	(2,455)	88,953	(6,280)	82,673	80,218	197,198
American Century Value	1,150,908	18,897	(8,026)	10,871	71,028	71	(187,448)	(116,349)	(105,478)	117,691	(176,788)	(59,097)	(164,575)	986,333
Calvert Nasdaq 100 Index	1,008,713	6,143	(8,222)	(2,079)	6,259	17,820	(35,766)	(11,687)	(13,766)	28,725	(12,454)	16,271	2,505	1,011,218
Calvert Russell 2000 Small Cap Index	11,969	132	(92)	40	150	603	(2,174)	(1,421)	(1,381)	—	(275)	(275)	(1,656)	10,313
Dreyfus Appreciation	802,433	9,604	(5,420)	4,184	17,336	96,456	(170,453)	(56,661)	(52,477)	36,120	(111,253)	(75,133)	(127,610)	674,823
Dreyfus MidCap Stock	1,408,031	7,701	(9,425)	(1,724)	48,664	157,899	(419,345)	(212,782)	(214,506)	85,578	(164,663)	(79,085)	(293,591)	1,114,440
Dreyfus Quality Bond	272,144	6,849	(1,745)	5,104	(3,174)	—	(10,526)	(13,700)	(8,596)	25,544	(65,212)	(39,668)	(48,264)	223,880
Dreyfus Stock Index	1,105,192	15,534	(7,863)	7,671	37,169	24,823	(122,032)	(60,040)	(52,369)	99,721	(208,354)	(108,633)	(161,002)	944,190
Dreyfus Sustainable U.S. Equity	387,777	6,753	(2,293)	4,460	1,775	71,427	(91,518)	(18,316)	(13,856)	20,889	(128,661)	(107,772)	(121,628)	266,149

SEE NOTES TO FINANCIAL STATEMENTS
13

Symetra Separate Account SL
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2018

Sub-Account	Net Assets as of January 1, 2018	Dividends	Mortality and Expense Risk Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2018
Dreyfus Technology Growth	$1,854,139	$—	$(15,033)	$(15,033)	$76,089	$101,462	$(184,867)	$(7,316)	$(22,349)	$68,390	$(158,188)	$(89,798)	$(112,147)	$1,741,992
DWS CROCI International VIP - Class A1	131,468	1,317	(861)	456	(1,549)	—	(17,631)	(19,180)	(18,724)	10,576	(17,492)	(6,916)	(25,640)	105,828
DWS Global Income Builder VIP A1	600,779	21,839	(3,894)	17,945	(1,293)	52,882	(110,131)	(58,542)	(40,597)	39,336	(173,804)	(134,468)	(175,065)	425,714
Federated High Income Bond	176,710	12,574	(1,052)	11,522	(4,701)	—	(11,889)	(16,590)	(5,068)	10,014	(62,228)	(52,214)	(57,282)	119,428
Federated Managed Volatility II	83,225	2,302	(564)	1,738	673	—	(9,870)	(9,197)	(7,459)	3,529	(5,748)	(2,219)	(9,678)	73,547
Fidelity Asset Manager	3,935,853	62,032	(33,349)	28,683	20,752	123,922	(397,459)	(252,785)	(224,102)	202,703	(538,150)	(335,447)	(559,549)	3,376,304
Fidelity Asset Manager Growth	659,351	9,499	(5,390)	4,109	17,596	25,447	(101,468)	(58,425)	(54,316)	35,424	(48,562)	(13,138)	(67,454)	591,897
Fidelity Balanced	85,939	1,303	(622)	681	806	4,329	(10,059)	(4,924)	(4,243)	6,524	(5,989)	535	(3,708)	82,231
Fidelity Contrafund	9,362,070	64,274	(74,824)	(10,550)	468,696	809,559	(1,838,437)	(560,182)	(570,732)	536,094	(1,364,862)	(828,768)	(1,399,500)	7,962,570
Fidelity Equity-Income	8,047,217	181,552	(67,484)	114,068	118,135	366,080	(1,306,571)	(822,356)	(708,288)	774,597	(866,729)	(92,132)	(800,420)	7,246,797
Fidelity Government Money Market Portfolio - Initial Class	1,844,965	26,666	(12,272)	14,394	—	—	—	—	14,394	240,933	(643,941)	(403,008)	(388,614)	1,456,351
Fidelity Growth	14,925,410	37,045	(129,274)	(92,229)	974,048	2,136,187	(3,025,930)	84,305	(7,924)	657,749	(2,045,592)	(1,387,843)	(1,395,767)	13,529,643
Fidelity Growth & Income	1,332,729	4,496	(9,025)	(4,529)	64,747	75,031	(252,163)	(112,385)	(116,914)	81,369	(198,074)	(116,705)	(233,619)	1,099,110
Fidelity Growth Opportunities	1,251,792	1,664	(9,364)	(7,700)	113,736	77,212	(35,642)	155,306	147,606	51,626	(216,672)	(165,046)	(17,440)	1,234,352
Fidelity High Income	923,941	48,701	(7,781)	40,920	(3,264)	—	(73,400)	(76,664)	(35,744)	53,877	(117,095)	(63,218)	(98,962)	824,979

SEE NOTES TO FINANCIAL STATEMENTS
14

Symetra Separate Account SL
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2018

Sub-Account	Net Assets as of January 1, 2018	Dividends	Mortality and Expense Risk Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2018
Fidelity Index 500	$6,431,590	$120,815	$(54,797)	$66,018	$308,544	$31,242	$(717,192)	$(377,406)	$(311,388)	$410,573	$(675,086)	$(264,513)	$(575,901)	$5,855,689
Fidelity Investment Grade Bond	1,511,201	26,928	(10,154)	16,774	(9,733)	8,454	(37,689)	(38,968)	(22,194)	80,390	(543,882)	(463,492)	(485,686)	1,025,515
Fidelity Mid Cap I	83,219	546	(624)	(78)	121	6,979	(19,543)	(12,443)	(12,521)	—	(703)	(703)	(13,224)	69,995
Fidelity Mid Cap II	1,137,446	4,705	(7,935)	(3,230)	(6,729)	98,117	(262,652)	(171,264)	(174,494)	143,670	(169,127)	(25,457)	(199,951)	937,495
Fidelity Overseas	2,465,779	35,994	(19,922)	16,072	66,181	—	(448,306)	(382,125)	(366,053)	113,626	(232,881)	(119,255)	(485,308)	1,980,471
Franklin Flex Cap Growth VIP Fund - Class 2	85,614	—	(789)	(789)	172	19,705	(17,746)	2,131	1,342	53,998	(7,563)	46,435	47,777	133,391
Franklin Founding Funds Allocation VIP Fund - Class 1	24,657	787	(481)	306	225	566	(3,786)	(2,995)	(2,689)	1,495	(2,037)	(542)	(3,231)	21,426
Franklin Income VIP Fund - Class 1	19,673	955	(147)	808	(45)	—	(1,693)	(1,738)	(930)	—	(377)	(377)	(1,307)	18,366
Franklin Income VIP Fund - Class 2	142,097	6,573	(980)	5,593	(348)	—	(12,140)	(12,488)	(6,895)	10,984	(15,001)	(4,017)	(10,912)	131,185
Franklin Mutual Shares VIP Fund - Class 2	313,580	6,642	(1,998)	4,644	10,699	10,342	(50,462)	(29,421)	(24,777)	17,320	(77,022)	(59,702)	(84,479)	229,101
Franklin Small Cap Value VIP Fund - Class 1	72,081	798	(533)	265	268	10,451	(20,533)	(9,814)	(9,549)	—	(530)	(530)	(10,079)	62,002
Franklin Small Cap Value VIP Fund - Class 2	879,178	8,148	(6,273)	1,875	(38,861)	138,768	(219,756)	(119,849)	(117,974)	160,507	(173,638)	(13,131)	(131,105)	748,073
Franklin Small-Mid Cap Growth VIP Fund - Class 2	919,810	—	(6,547)	(6,547)	(37,601)	95,675	(98,566)	(40,492)	(47,039)	75,123	(119,345)	(44,222)	(91,261)	828,549
Franklin U.S. Government Securities VIP Fund - Class 2	441,985	10,718	(2,825)	7,893	(14,944)	—	4,769	(10,175)	(2,282)	35,693	(123,488)	(87,795)	(90,077)	351,908
Invesco American Franchise Fund I	1,387,308	—	(9,764)	(9,764)	105,983	85,076	(223,260)	(32,201)	(41,965)	62,127	(236,110)	(173,983)	(215,948)	1,171,360

SEE NOTES TO FINANCIAL STATEMENTS
15

Symetra Separate Account SL
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2018

Sub-Account	Net Assets as of January 1, 2018	Dividends	Mortality and Expense Risk Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2018
Invesco American Franchise Fund II	$27,944	$—	$(214)	$(214)	$362	$1,996	$(3,483)	$(1,125)	$(1,339)	$2,728	$(3,487)	$(759)	$(2,098)	$25,846
Invesco Global Real Estate	509,156	17,685	(3,340)	14,345	19,428	5,530	(72,451)	(47,493)	(33,148)	42,615	(80,798)	(38,183)	(71,331)	437,825
Invesco Health Care[1]	19,909	—	(150)	(150)	(72)	2,841	(2,627)	142	(8)	1,460	(365)	1,095	1,087	20,996
Invesco International Growth I	640,693	12,054	(4,169)	7,885	14,644	4,082	(122,062)	(103,336)	(95,451)	17,029	(50,168)	(33,139)	(128,590)	512,103
Invesco International Growth II	343,274	5,418	(2,157)	3,261	8,627	2,125	(64,751)	(53,999)	(50,738)	29,399	(57,775)	(28,376)	(79,114)	264,160
Invesco Mid Cap Growth Fund I	60,901	—	(411)	(411)	4,764	5,521	(11,618)	(1,333)	(1,744)	3,476	(17,449)	(13,973)	(15,717)	45,184
Invesco Mid Cap Growth Fund II	47,682	—	(335)	(335)	7,724	3,375	(16,323)	(5,224)	(5,559)	86,549	(22,760)	63,789	58,230	105,912
JP Morgan Insurance Trust Mid Cap Value I	1,184,695	11,345	(8,155)	3,190	48,365	18,964	(211,617)	(144,288)	(141,098)	105,155	(166,954)	(61,799)	(202,897)	981,798
JP Morgan Insurance Trust U.S. Equity I	868,477	7,288	(6,246)	1,042	21,954	103,540	(184,885)	(59,391)	(58,349)	37,975	(43,272)	(5,297)	(63,646)	804,831
Morningstar Aggressive Growth ETF Asset Allocation Class I	188,135	2,667	(1,103)	1,564	10,918	13,352	(39,483)	(15,213)	(13,649)	70,335	(92,463)	(22,128)	(35,777)	152,358
Morningstar Growth ETF Asset Allocation Class I	82,766	1,248	(331)	917	1,383	6,136	(11,546)	(4,027)	(3,110)	69,373	(87,729)	(18,356)	(21,466)	61,300
Morningstar Income & Growth ETF Asset Allocation Class I	14,901	358	(451)	(93)	(2,561)	579	(1,081)	(3,063)	(3,156)	109,503	(107,361)	2,142	(1,014)	13,887
Neuberger Berman AMT Mid Cap Growth Portfolio Class I	529,327	—	(4,185)	(4,185)	2,397	40,714	(77,514)	(34,403)	(38,588)	17,235	(6,672)	10,563	(28,025)	501,302
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio Class I	37,623	301	(265)	36	3,326	2,083	(10,291)	(4,882)	(4,846)	29,124	(38,945)	(9,821)	(14,667)	22,956
PIMCO All Asset Portfolio Admin	72,093	2,259	(527)	1,732	20	—	(6,132)	(6,112)	(4,380)	—	(637)	(637)	(5,017)	67,076

SEE NOTES TO FINANCIAL STATEMENTS
16

Symetra Separate Account SL
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2018

Sub-Account	Net Assets as of January 1, 2018	Dividends	Mortality and Expense Risk Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2018
PIMCO All Asset Portfolio Advisor	$29,882	$890	$(203)	$687	$149	$—	$(2,633)	$(2,484)	$(1,797)	$1,124	$(1,448)	$(324)	$(2,121)	$27,761
PIMCO CommodityRealReturn Strat. Administrative Class	567,929	11,742	(4,028)	7,714	(57,849)	—	(35,283)	(93,132)	(85,418)	84,892	(92,834)	(7,942)	(93,360)	474,569
PIMCO Total Return Admin	805,698	20,162	(5,924)	14,238	(627)	9,772	(33,394)	(24,249)	(10,011)	28,725	(10,004)	18,721	8,710	814,408
Pioneer Bond VCT Class I	1,029,583	32,667	(7,294)	25,373	(5,278)	2,754	(39,078)	(41,602)	(16,229)	45,199	(91,915)	(46,716)	(62,945)	966,638
Pioneer Equity Income VCT Class I	927,552	22,580	(6,948)	15,632	5,008	176,471	(284,665)	(103,186)	(87,554)	28,725	(11,088)	17,637	(69,917)	857,635
Pioneer Equity Income VCT Class II	642,622	12,705	(4,253)	8,452	8,101	120,522	(188,031)	(59,408)	(50,956)	32,532	(162,073)	(129,541)	(180,497)	462,125
Pioneer Fund VCT Class I	4,003,038	45,953	(30,334)	15,619	(154,204)	968,999	(908,124)	(93,329)	(77,710)	251,666	(473,844)	(222,178)	(299,888)	3,703,150
Pioneer High Yield VCT Class I	1,062	40	(263)	(223)	(6)	—	(56)	(62)	(285)	1,654	(1,794)	(140)	(425)	637
Pioneer High Yield VCT Class II	145,960	6,197	(979)	5,218	(579)	—	(11,057)	(11,636)	(6,418)	4,815	(11,983)	(7,168)	(13,586)	132,374
Pioneer Mid Cap Value VCT Class I	1,502,370	9,891	(10,023)	(132)	4,608	114,435	(399,061)	(280,018)	(280,150)	64,305	(175,807)	(111,502)	(391,652)	1,110,718
Pioneer Real Estate VCT Class I	452,432	12,019	(3,268)	8,751	2,948	42,571	(90,827)	(45,308)	(36,557)	14,363	(5,863)	8,500	(28,057)	424,375
Pioneer Real Estate VCT Class II	562,116	13,438	(3,884)	9,554	(55,158)	54,788	(52,174)	(52,544)	(42,990)	95,333	(130,932)	(35,599)	(78,589)	483,527
Pioneer Select Mid Cap Growth VCT Class I	6,824,685	—	(52,216)	(52,216)	165,625	884,095	(1,394,218)	(344,498)	(396,714)	325,889	(1,362,263)	(1,036,374)	(1,433,088)	5,391,597
Pioneer Strategic Income VCT Class I	86,116	2,734	(633)	2,101	(56)	556	(4,766)	(4,266)	(2,165)	—	(236)	(236)	(2,401)	83,715
Pioneer Strategic Income VCT Class II	271,287	6,802	(1,590)	5,212	(2,640)	1,410	(10,332)	(11,562)	(6,350)	19,944	(82,751)	(62,807)	(69,157)	202,130

SEE NOTES TO FINANCIAL STATEMENTS
17

Symetra Separate Account SL
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2018

Sub-Account	Net Assets as of January 1, 2018	Dividends	Mortality and Expense Risk Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2018
Templeton Developing Markets VIP Fund - Class 1	$59,072	$624	$(413)	$211	$(19)	$—	$(9,654)	$(9,673)	$(9,462)	$—	$(337)	$(337)	$(9,799)	$49,273
Templeton Developing Markets VIP Fund - Class 2	1,050,952	8,492	(6,896)	1,596	(7,452)	—	(165,592)	(173,044)	(171,448)	158,028	(195,717)	(37,689)	(209,137)	841,815
Templeton Global Bond VIP Fund - Class 1	123,790	—	(1,084)	(1,084)	(264)	—	2,982	2,718	1,634	978	(2,151)	(1,173)	461	124,251
Templeton Global Bond VIP Fund - Class 2	158,601	—	(1,114)	(1,114)	(1,381)	—	4,431	3,050	1,936	6,217	(13,163)	(6,946)	(5,010)	153,591
Templeton Growth VIP Fund - Class 1	98,456	2,128	(718)	1,410	499	7,899	(24,698)	(16,300)	(14,890)	—	(919)	(919)	(15,809)	82,647
Templeton Growth VIP Fund - Class 2	186,581	3,618	(1,219)	2,399	5,983	15,320	(49,094)	(27,791)	(25,392)	17,921	(49,788)	(31,867)	(57,259)	129,322
Vanguard Balanced	854,235	19,966	(6,778)	13,188	1,023	42,155	(92,769)	(49,591)	(36,403)	31,168	(12,828)	18,340	(18,063)	836,172
Vanguard Equity Income	110,897	2,523	(826)	1,697	305	6,656	(16,034)	(9,073)	(7,376)	—	(309)	(309)	(7,685)	103,212
Vanguard Equity Index	1,913,017	34,578	(11,222)	23,356	20,982	33,659	(497,932)	(443,291)	(419,935)	3,200,256	(248,689)	2,951,567	2,531,632	4,444,649
Vanguard High Yield Bond	90,872	4,285	(675)	3,610	(29)	—	(6,717)	(6,746)	(3,136)	—	(253)	(253)	(3,389)	87,483
Vanguard International	203,159	1,574	(1,532)	42	1,027	5,266	(33,110)	(26,817)	(26,775)	—	(1,267)	(1,267)	(28,042)	175,117
Vanguard Mid-Cap Index	913,187	12,189	(3,801)	8,388	2,150	49,561	(265,377)	(213,666)	(205,278)	1,040,699	(46,064)	994,635	789,357	1,702,544
Vanguard Real Estate Index[1]	52,199	1,432	(360)	1,072	416	1,756	(6,260)	(4,088)	(3,016)	3,431	(6,724)	(3,293)	(6,309)	45,890
Vanguard Small Company Growth	25,201	105	(199)	(94)	94	2,830	(4,769)	(1,845)	(1,939)	—	(487)	(487)	(2,426)	22,775
Vanguard Total Bond Market Index	5,121	115	(49)	66	(1)	10	(132)	(123)	(57)	—	(89)	(89)	(146)	4,975

SEE NOTES TO FINANCIAL STATEMENTS
18

Symetra Separate Account SL
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2018

Sub-Account	Net Assets as of January 1, 2018	Dividends	Mortality and Expense Risk Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2018
Vanguard Total Stock Market Index	$2,532,442	$43,977	$(560)	$43,417	$10,302	$112,428	$(843,699)	$(720,969)	$(677,552)	$6,668,279	$(266,955)	$6,401,324	$5,723,772	$8,256,214
Voya Global Equity Portfolio - Class S	493,186	18,865	(3,815)	15,050	16,420	—	(71,683)	(55,263)	(40,213)	40,240	(141,211)	(100,971)	(141,184)	352,002
VY JPMorgan Emerging Markets Equity Portfolio Initial	757,006	5,511	(5,936)	(425)	2,500	—	(126,425)	(123,925)	(124,350)	69,114	(116,740)	(47,626)	(171,976)	585,030
Wanger USA	483,946	486	(3,577)	(3,091)	(15,609)	116,701	(104,635)	(3,543)	(6,634)	8,436	(47,145)	(38,709)	(45,343)	438,603

1 Reference Note 1 of the financial statements for additional information pertaining to this sub-account.

SEE NOTES TO FINANCIAL STATEMENTS
19

Symetra Separate Account SL
Notes to Financial Statements

1.ORGANIZATION
Symetra Separate Account SL (the “Separate Account”) is registered under the Investment Company Act of 1940, as amended, as a segregated unit investment trust of Symetra Life Insurance Company (“Symetra Life”), a wholly-owned subsidiary of Symetra Financial Corporation. Purchasers of various Symetra Life variable life products direct their investment to one or more of the sub-accounts of the Separate Account through the purchase of accumulation units (“Units”). Under the terms of the registration, the Separate Account is authorized to issue an unlimited number of Units. Each sub-account invests in shares of a designated portfolio of open-ended registered investment companies (“Mutual Funds”) as indicated below. Not all sub-accounts are available in all Symetra Life variable life products. The performance of the underlying portfolios may differ substantially from publicly traded Mutual Funds with similar names and objectives.

Under applicable insurance law, the assets of the Separate Account are legally segregated and are not subject to claims that arise out of
Symetra Life’s or Symetra Financial Corporation's other business activities.

The Statements of Operations and Changes in Net Assets are reported for the years ended December 31, 2017 and December 31, 2018 for the following sub-accounts, except as noted in footnote 5 to the table below.

Following are the sub-accounts and related Mutual Funds.

Sub-Account	Mutual Fund
American Century Variable Portfolios, Inc.
American Century Balanced	VP Balanced Fund
American Century Inflation Protection I	VP Inflation Protection Class I Fund
American Century Inflation Protection II	VP Inflation Protection Class II Fund
American Century International	VP International Fund
American Century Large Company Value I5	VP Large Company Value Class I Fund
American Century Large Company Value II	VP Large Company Value Class II Fund
American Century Ultra I	VP Ultra Class I Fund
American Century Ultra II	VP Ultra Class II Fund
American Century Value	VP Value Fund

Calvert Mutual Funds, Inc.
Calvert Nasdaq 100 Index	Calvert VP Nasdaq 100 Index Portfolio
Calvert Russell 2000 Small Cap Index	Calvert VP Russell 2000 Small Cap Index Portfolio

Dreyfus Investment Portfolios
Dreyfus MidCap Stock	Dreyfus IP MidCap Stock Portfolio — Initial Shares
Dreyfus Technology Growth	Dreyfus IP Technology Growth Portfolio — Initial Shares

Dreyfus Stock Index Fund, Inc.
Dreyfus Stock Index	Dreyfus Stock Index Fund, Inc. — Service Shares

Dreyfus Sustainable U.S. Equity Portfolio, Inc.
Dreyfus Sustainable U.S. Equity	Dreyfus Sustainable U.S. Equity Portfolio, Inc. — Initial Shares

Dreyfus Variable Investment Fund
Dreyfus Appreciation	Dreyfus VIF Appreciation Portfolio — Initial Shares
Dreyfus Quality Bond	Dreyfus VIF Quality Bond Portfolio — Initial Shares

DWS Variable Series I and II
DWS CROCI International VIP - Class A3	DWS CROCI International VIP — Class A
DWS Global Income Builder VIP A4	DWS Global Income Builder VIP — Class A

Federated Insurance Series
Federated High Income Bond	Federated High Income Bond II
Federated Managed Volatility II	Federated Managed Volatility Fund II

20

Symetra Separate Account SL
Notes to Financial Statements

1. ORGANIZATION (continued)

Sub-Account	Mutual Fund
Fidelity Variable Insurance Products Fund I (VIP)
Fidelity Asset Manager	VIP Asset Manager Portfolio — Initial Class
Fidelity Asset Manager Growth	VIP Asset Manager Growth Portfolio
Fidelity Balanced	VIP Balanced Portfolio
Fidelity Contrafund	VIP Contrafund® Portfolio — Initial Class
Fidelity Equity-Income	VIP Equity-Income Portfolio — Initial Class
Fidelity Government Money Market Portfolio - Initial Class	VIP Government Money Market Portfolio — Initial Class
Fidelity Growth	VIP Growth Portfolio — Initial Class
Fidelity Growth & Income	VIP Growth & Income Portfolio — Initial Class
Fidelity Growth Opportunities	VIP Growth Opportunities Portfolio — Initial Class
Fidelity High Income	VIP High Income Portfolio — Initial Class
Fidelity Index 500	VIP Index 500 Portfolio
Fidelity Investment Grade Bond	VIP Investment Grade Bond Portfolio — Initial Class
Fidelity Mid Cap I	VIP Mid Cap Portfolio — Initial Class
Fidelity Mid Cap II	VIP Mid Cap Portfolio — Service Class II
Fidelity Overseas	VIP Overseas Portfolio — Initial Class

Franklin Templeton Variable Insurance Products Trust
Franklin Flex Cap Growth VIP Fund - Class 2	Franklin Flex Cap Growth VIP Fund — Class 2
Franklin Founding Funds Allocation VIP Fund - Class 1	Franklin Founding Funds Allocation VIP Fund — Class 1
Franklin Income VIP Fund - Class 1	Franklin Income VIP Fund — Class 1
Franklin Income VIP Fund - Class 2	Franklin Income VIP Fund — Class 2
Franklin Mutual Shares VIP Fund - Class 1	Franklin Mutual Shares VIP Fund — Class 1
Franklin Mutual Shares VIP Fund - Class 2	Franklin Mutual Shares VIP Fund — Class 2
Franklin Small Cap Value VIP Fund - Class 1	Franklin Small Cap Value VIP Fund — Class 1
Franklin Small Cap Value VIP Fund - Class 2	Franklin Small Cap Value VIP Fund — Class 2
Franklin Small-Mid Cap Growth VIP Fund - Class 2	Franklin Small-Mid Cap Growth VIP Fund — Class 2
Franklin U.S. Government Securities VIP Fund - Class 2	Franklin U.S. Government Securities VIP Fund — Class 2

AIM Variable Insurance Funds, Inc (Invesco Variable Insurance Funds)
Invesco American Franchise Fund I	Invesco V.I. American Franchise Fund (Series I Shares)
Invesco American Franchise Fund II	Invesco V.I. American Franchise Fund (Series II Shares)
Invesco Global Real Estate	Invesco V.I. Global Real Estate Fund (Series I shares)
Invesco Health Care[2]	Invesco V.I. Health Care Fund (Series I Shares)
Invesco International Growth I	Invesco V.I. International Growth Fund (Series I shares)
Invesco International Growth II	Invesco V.I. International Growth Fund (Series II shares)
Invesco Mid Cap Growth Fund I	Invesco V.I. Mid Cap Growth Fund (Series I Shares)
Invesco Mid Cap Growth Fund II	Invesco V.I. Mid Cap Growth Fund (Series II Shares)

JPMorgan Insurance Trust
JP Morgan Insurance Trust Mid Cap Value I	JP Morgan Insurance Trust Mid Cap Value Portfolio — Class I
JP Morgan Insurance Trust U.S. Equity I	JP Morgan Insurance Trust U.S. Equity Portfolio — Class I

Financial Investors Variable Insurance Trust
Morningstar Aggressive Growth ETF Asset Allocation - Class 1	Morningstar Aggressive Growth ETF Asset Allocation Portfolio — Class 1
Morningstar Balanced ETF Asset Allocation - Class 1[5]	Morningstar Balanced ETF Asset Allocation Portfolio — Class 1
Morningstar Growth ETF Asset Allocation - Class 1	Morningstar Growth ETF Asset Allocation Portfolio — Class 1
Morningstar Income and Growth ETF Asset Allocation - Class 1	Morningstar Income and Growth ETF Asset Allocation Portfolio — Class 1

21

Symetra Separate Account SL
Notes to Financial Statements

1. ORGANIZATION (continued)

Sub-Account	Mutual Fund
Neuberger Berman Advisers Management Trust
Neuberger Berman AMT Mid Cap Growth Portfolio Class 1	Neuberger Berman AMT Mid Cap Growth Portfolio — Class 1
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio Class 1	Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio — Class 1

PIMCO Variable Insurance Trust
PIMCO All Asset Portfolio Admin	PIMCO All Asset Portfolio — Administrative Class Shares
PIMCO All Asset Portfolio Advisor	PIMCO All Asset Portfolio — Advisor Class Shares
PIMCO CommodityRealReturn Strat. Administrative Class	PIMCO CommodityRealReturn® Strategy Portfolio — Administrative Class Shares
PIMCO Total Return Admin	PIMCO Total Return Portfolio — Administrative Class Shares

Pioneer Variable Contracts Trust
Pioneer Bond VCT Class I	Pioneer Bond VCT Portfolio — Class I
Pioneer Equity Income VCT Class I	Pioneer Equity Income VCT Portfolio — Class I
Pioneer Equity Income VCT Class II	Pioneer Equity Income VCT Portfolio — Class II
Pioneer Fund VCT Class I	Pioneer Fund VCT Portfolio — Class I
Pioneer High Yield VCT Class I	Pioneer High Yield VCT Portfolio — Class I
Pioneer High Yield VCT Class II	Pioneer High Yield VCT Portfolio — Class II
Pioneer Mid Cap Value VCT Class I	Pioneer Mid Cap Value VCT Portfolio — Class I
Pioneer Real Estate VCT Class I	Pioneer Real Estate VCT Portfolio — Class I
Pioneer Real Estate VCT Class II	Pioneer Real Estate VCT Portfolio — Class II
Pioneer Select Mid Cap Growth VCT Class I	Pioneer Select Mid Cap Growth VCT Portfolio — Class I
Pioneer Strategic Income VCT Class I	Pioneer Strategic Income VCT Portfolio — Class I
Pioneer Strategic Income VCT Class II	Pioneer Strategic Income VCT Portfolio — Class II

Franklin Templeton Variable Insurance Products Trust
Templeton Developing Markets VIP Fund - Class 1	Templeton Developing Markets VIP Fund — Class 1
Templeton Developing Markets VIP Fund - Class 2	Templeton Developing Markets VIP Fund — Class 2
Templeton Global Bond VIP Fund - Class 1	Templeton Global Bond VIP Fund — Class 1
Templeton Global Bond VIP Fund - Class 2	Templeton Global Bond VIP Fund — Class 2
Templeton Growth VIP Fund - Class 1	Templeton Growth VIP Fund — Class 1
Templeton Growth VIP Fund - Class 2	Templeton Growth VIP Fund — Class 2

Vanguard Variable Insurance Fund Portfolios
Vanguard Balanced	Vanguard VIF — Balanced Portfolio
Vanguard Diversified Value[5]	Vanguard VIF — Diversified Value Portfolio
Vanguard Equity Income	Vanguard VIF — Equity Income Portfolio
Vanguard Equity Index	Vanguard VIF — Equity Index Portfolio
Vanguard High Yield Bond	Vanguard VIF — High Yield Bond Portfolio
Vanguard International	Vanguard VIF — International Portfolio
Vanguard Mid-Cap Index	Vanguard VIF — Mid-Cap Index Portfolio
Vanguard Real Estate Index[1]	Vanguard VIF — Real Estate Index Portfolio
Vanguard Small Company Growth	Vanguard VIF — Small Company Growth Portfolio
Vanguard Total Bond Market Index	Vanguard VIF — Total Bond Market Index Portfolio
Vanguard Total Stock Market Index	Vanguard VIF — Total Stock Market Index Portfolio

Voya VP Natural Resource Trust
Voya Global Equity Portfolio - Class S	Voya Global Equity Portfolio — Class S

Voya Investors Trust
VY JPMorgan Emerging Markets Equity Portfolio Initial	VY JPMorgan Emerging Markets Equity Portfolio Class I

22

Symetra Separate Account SL
Notes to Financial Statements

1. ORGANIZATION (continued)

Sub-Account	Mutual Fund
Wanger Advisors Trust
Wanger USA	Wanger USA

1 Vanguard Real Estate Index was known as Vanguard REIT Index prior to January 18, 2018.
2 Invesco Health Care was known as Invesco Global Health Care prior to April 30, 2018.
3 DWS CROCI International VIP - Class A was known as Deutsche CROCI International VIP - Class A prior to July 2, 2018.
4 DWS Global Income Builder VIP A was known as Deutsche Global Income Builder VIP A prior to July 2, 2018.
5 There was no activity in the current year and the prior year and no net asset balance to report on the Statements of Assets and Liabilities as of
December 31, 2018.

23

Symetra Separate Account SL
Notes to Financial Statements

2.SIGNIFICANT ACCOUNTING POLICIES
BASIS OF PRESENTATION AND USE OF ESTIMATES — The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (GAAP), including the rules and regulations of the Securities and Exchange Commission (SEC).

INVESTMENT VALUATION — Investments in portfolio shares are valued at fair value based on the net asset value (NAV) as reported by the underlying Mutual Fund on the last trading day of the year.

The Separate Account determines the fair value of its financial instruments based on the fair value hierarchy, which requires an entity to maximize its use of observable inputs and minimize the use of unobservable inputs when measuring fair value. This fair value hierarchy prioritizes fair value measurements into the three levels based on the nature of the inputs. Quoted prices in active markets for identical assets or liabilities have the highest priority (“Level 1”), followed by significant observable inputs other than quoted market prices, including prices for similar but not identical assets or liabilities (“Level 2”) and significant unobservable inputs, including the reporting entity’s estimates of the assumptions that market participants would use, having the lowest priority (“Level 3”).

The availability of observable market information is the principal factor in determining the level to which the Separate Account’s investments are assigned in the fair value hierarchy. As such, all Separate Account investments have been classified as Level 1 in the fair value hierarchy.

INVESTMENT TRANSACTIONS — Investment transactions are recorded on the trade date. Realized gains and losses on investment transactions are determined using the first-in-first-out (FIFO) method.

INCOME RECOGNITION — Dividend income and realized capital gain distributions are recorded on the ex-dividend date.

DISTRIBUTIONS — The net investment income and realized capital gains of the Separate Account are not distributed, but are retained and reinvested for the benefit of unit owners.

FEDERAL INCOME TAX — Operations of the Separate Account are included in the federal income tax return of Symetra Life, which is taxed as a “Life Insurance Company” under the provisions of the Internal Revenue Code. Under current federal income tax law, no income taxes are payable with respect to the operations of the Separate Account to the extent the earnings are reinvested.

3.EXPENSES AND RELATED PARTY TRANSACTIONS
Symetra Life assumes mortality and expense (“M&E”) risks related to the operations of the Separate Account. Symetra Life deducts a daily charge from the assets of the Separate Account to cover these risks. The daily charge for the PREMIER Variable Universal Life product is, on an annual basis, equal to a rate of 0.70 percent of the average daily net assets of the Separate Account. The daily charge for the Enhanced Variable Universal Life product is, on an annual basis, equal to a rate of 0.90 percent of the average daily net assets of the Separate Account. The daily charge for Symetra Complete and Symetra Complete Advisor are, on an annual basis, equal to a rate of 0.75 percent of the policy value in policy years 1 through 20, 0.60 percent of the policy value in policy years 21 through 30 and 0.50 percent in all remaining policy years. This charge is included in the net investment income (loss) in the accompanying Statements of Operations and Changes in Net Assets.

Symetra Life deducts an expense charge for the Milestone VUL-G product on the policy date and on each monthly anniversary day. For policy years 1-20 a minimum current and guaranteed charge of $0.03 per $1000 of initial specified amount and a maximum current charge of $1.67 per $1000 and a guaranteed charge of $2.17 per $1000 of initial specified amount.

Symetra Life deducts a distribution charge for the Symetra Complete product to compensate the broker-dealer firm that sold the policy. The daily charge, on an annual basis, ranges from 0.50 percent to 1.50 percent based on the total policy value. The distribution charge is recorded as contract maintenance charges in the accompanying Statements of Operations and Changes in Net Assets. This charge does not apply to Symetra Complete Advisor.

Symetra Life deducts a monthly administration charge of $4 for each Enhanced Variable Universal Life contract and $5 for each PREMIER Variable Universal Life contract from the Separate Account. Monthly administration charges for Symetra Complete and Symetra Complete Advisor are 0.025 percent of the policy value not to exceed $8 per month. The monthly administrative charge for Milestone VUL-G is $20 for the current charge and $60 for the guaranteed charge on the policy date and on each monthly anniversary day. The administration charges are recorded as contract maintenance charges in the accompanying Statements of Operations and Changes in Net Assets.

For all variable life insurance products, Symetra deducts amounts from the sub-accounts to cover the cost of insurance. These charges vary from month to month in accordance with the terms of the individual policy holders and are deducted through termination of units of interest from policy

24

Symetra Separate Account SL
Notes to Financial Statements

3.    EXPENSES AND RELATED PARTY TRANSACTIONS (continued)
holder accounts. The costs of insurance are recorded as contract maintenance charges in the accompanying Statements of Operations and Changes in Net Assets.

A withdrawal charge of $25 or 2.00 percent of the withdrawal amount, whichever is less, may be imposed on the owner of the policy for the second and each subsequent withdrawal in any one year for Enhanced Variable Universal Life. A withdrawal charge for the Milestone VUL-G is $25 upon each withdrawal amount. A transfer charge of $10 or 2.00 percent of the amount transferred, whichever is less, may be imposed on transfers that exceed the number of free transfers allowed each year for Enhanced Variable Universal Life. A transfer charge for Milestone VUL-G is $25 upon each transfer. A surrender charge may be applicable in the first eight years on withdrawals that exceed the free withdrawal amount. A surrender charge schedule will be issued for Milestone VUL-G and will be applicable if you surrender your policy during the first fifteen policy years. If a policy is reinstated, the amount of the surrender charge is reinstated. The withdrawal charge, transfer charge and surrender charge is reflected as contract maintenance charges in the accompanying Statements of Operations and Changes in Net Assets. These charges do not apply to all products and may vary by contract year and other factors as described in the product prospectuses.

4. INVESTMENT TRANSACTIONS
The following table summarizes purchases and proceeds from sales activity by sub-account for the year ended December 31, 2018.

Sub-Account	Purchases	Proceeds From Sales
American Century Balanced	$90,629	$145,320
American Century Inflation Protection I	2,389	2,079
American Century Inflation Protection II	137,067	65,958
American Century International	190,731	105,383
American Century Large Company Value II	15,442	68,071
American Century Ultra I	30,068	61,155
American Century Ultra II	100,359	5,863
American Century Value	94,001	142,154
Calvert Nasdaq 100 Index	52,687	20,676
Calvert Russell 2000 Small Cap Index	735	366
Dreyfus Appreciation	127,932	102,425
Dreyfus MidCap Stock	211,084	133,992
Dreyfus Quality Bond	22,320	56,884
Dreyfus Stock Index	114,677	190,814
Dreyfus Sustainable U.S. Equity	91,733	123,617
Dreyfus Technology Growth	156,089	159,457
DWS CROCI International VIP - Class A1	8,383	14,843
DWS Global Income Builder VIP A1	98,652	162,292
Federated High Income Bond	19,797	60,490
Federated Managed Volatility II	5,109	5,589
Fidelity Asset Manager	286,431	469,277
Fidelity Asset Manager Growth	61,747	45,329
Fidelity Balanced	10,747	5,201
Fidelity Contrafund	1,224,828	1,254,584
Fidelity Equity-Income	1,120,261	732,242
Fidelity Government Money Market Portfolio - Initial Class	198,214	586,826
Fidelity Growth	2,437,068	1,780,953
Fidelity Growth & Income	123,113	169,316
Fidelity Growth Opportunities	102,674	198,208
Fidelity High Income	80,116	102,414
Fidelity Index 500	415,010	582,265
Fidelity Investment Grade Bond	80,390	518,655
Fidelity Mid Cap I	7,525	1,328

25

Symetra Separate Account SL
Notes to Financial Statements

4. INVESTMENT TRANSACTIONS (continued)

Sub-Account	Purchases	Proceeds From Sales
Fidelity Mid Cap II	$212,494	$143,064
Fidelity Overseas	94,219	197,402
Franklin Flex Cap Growth VIP Fund - Class 2	73,378	8,026
Franklin Founding Funds Allocation VIP Fund - Class 1	2,848	2,517
Franklin Income VIP Fund - Class 1	955	524
Franklin Income VIP Fund - Class 2	13,351	11,774
Franklin Mutual Shares VIP Fund - Class 2	29,157	73,872
Franklin Small Cap Value VIP Fund - Class 1	11,249	1,064
Franklin Small Cap Value VIP Fund - Class 2	272,127	144,615
Franklin Small-Mid Cap Growth VIP Fund - Class 2	148,083	103,180
Franklin U.S. Government Securities VIP Fund - Class 2	35,284	115,186
Invesco American Franchise Fund I	116,806	215,478
Invesco American Franchise Fund II	3,879	2,856
Invesco Global Real Estate	48,966	67,274
Invesco Health Care[1]	4,261	475
Invesco International Growth I	25,424	46,597
Invesco International Growth II	28,867	51,856
Invesco Mid Cap Growth Fund I	8,016	16,881
Invesco Mid Cap Growth Fund II	89,110	22,284
JP Morgan Insurance Trust Mid Cap Value I	102,016	141,662
JP Morgan Insurance Trust U.S. Equity I	139,556	40,270
Morningstar Aggressive Growth ETF Asset Allocation Class I	86,095	93,308
Morningstar Growth ETF Asset Allocation Class I	76,758	88,061
Morningstar Income & Growth ETF Asset Allocation Class I	110,440	107,812
Neuberger Berman AMT Mid Cap Growth Portfolio Class I	57,949	10,858
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio Class I	31,481	39,184
PIMCO All Asset Portfolio Admin	2,259	1,164
PIMCO All Asset Portfolio Advisor	1,940	1,578
PIMCO CommodityRealReturn Strat. Administrative Class	78,713	78,940
PIMCO Total Return Admin	58,659	15,929
Pioneer Bond VCT Class I	67,471	86,062
Pioneer Equity Income VCT Class I	227,776	18,037
Pioneer Equity Income VCT Class II	160,449	161,015
Pioneer Fund VCT Class I	1,136,798	374,358
Pioneer High Yield VCT Class I	1,694	2,056
Pioneer High Yield VCT Class II	10,484	12,434
Pioneer Mid Cap Value VCT Class I	159,262	156,461
Pioneer Real Estate VCT Class I	68,953	9,132
Pioneer Real Estate VCT Class II	141,706	112,963
Pioneer Select Mid Cap Growth VCT Class I	1,040,862	1,245,356
Pioneer Strategic Income VCT Class I	3,290	870
Pioneer Strategic Income VCT Class II	22,407	78,592
Templeton Developing Markets VIP Fund - Class 1	624	750
Templeton Developing Markets VIP Fund - Class 2	123,150	159,243
Templeton Global Bond VIP Fund - Class 1	978	3,236
Templeton Global Bond VIP Fund - Class 2	3,618	11,679
Templeton Growth VIP Fund - Class 1	10,027	1,638
Templeton Growth VIP Fund - Class 2	32,227	46,374
Vanguard Balanced	93,288	19,606
Vanguard Equity Income	9,179	1,136
Vanguard Equity Index	3,263,388	254,808

26

Symetra Separate Account SL
Notes to Financial Statements

4. INVESTMENT TRANSACTIONS (continued)

Sub-Account	Purchases	Proceeds From Sales
Vanguard High Yield Bond	$4,285	$928
Vanguard International	6,840	2,799
Vanguard Mid-Cap Index	1,095,141	42,556
Vanguard Real Estate Index[1]	6,578	7,045
Vanguard Small Company Growth	2,934	686
Vanguard Total Bond Market Index	124	136
Vanguard Total Stock Market Index	6,810,484	253,312
Voya Global Equity Portfolio - Class S	46,596	132,513
VY JPMorgan Emerging Markets Equity Portfolio Initial	51,025	99,075
Wanger USA	121,687	46,786

1 Reference Note 1 of the financial statements for additional information pertaining to this sub-account.

5.CHANGES IN ACCUMULATION UNITS OUTSTANDING
The changes in Units outstanding for the years ended December 31, 2018, and 2017 were as follows:

	2018			2017
			Increase			Increase
	Units	Units	(Decrease)	Units	Units	(Decrease)
Sub-Account	Issued	Redeemed	in Units	Issued	Redeemed	in Units
American Century Balanced	3,701	(6,200)	(2,499)	6,251	(6,660)	(409)
American Century Inflation Protection I	—	(15)	(15)	—	(16)	(16)
American Century Inflation Protection II	10,469	(6,673)	3,796	14,689	(9,403)	5,286
American Century International	6,525	(5,389)	1,136	3,276	(5,834)	(2,558)
American Century Large Company Value II	304	(3,280)	(2,976)	372	(360)	12
American Century Ultra I	251	(1,700)	(1,449)	340	(713)	(373)
American Century Ultra II	3,310	(222)	3,088	1,437	(122)	1,315
American Century Value	4,020	(5,962)	(1,942)	4,027	(4,561)	(534)
Calvert Nasdaq 100 Index	82	(60)	22	184	(150)	34
Calvert Russell 2000 Small Cap Index	—	(1)	(1)	—	(2)	(2)
Dreyfus Appreciation	1,543	(4,698)	(3,155)	2,004	(4,013)	(2,009)
Dreyfus MidCap Stock	2,633	(5,032)	(2,399)	2,869	(4,837)	(1,968)
Dreyfus Quality Bond	1,331	(3,398)	(2,067)	2,004	(5,397)	(3,393)
Dreyfus Stock Index	2,940	(6,131)	(3,191)	3,595	(6,402)	(2,807)
Dreyfus Sustainable U.S. Equity	1,357	(8,480)	(7,123)	1,451	(2,263)	(812)
Dreyfus Technology Growth	2,728	(10,216)	(7,488)	5,535	(7,879)	(2,344)
DWS CROCI International VIP - Class A1	1,167	(1,906)	(739)	1,380	(1,528)	(148)
DWS Global Income Builder VIP A1	2,300	(10,151)	(7,851)	2,776	(3,873)	(1,097)
Federated High Income Bond	361	(2,239)	(1,878)	441	(1,319)	(878)
Federated Managed Volatility II	193	(316)	(123)	195	(708)	(513)
Fidelity Asset Manager	847	(3,622)	(2,775)	1,454	(1,655)	(201)
Fidelity Asset Manager Growth	571	(991)	(420)	962	(1,212)	(250)
Fidelity Balanced	207	(190)	17	221	(254)	(33)
Fidelity Contrafund	4,641	(14,109)	(9,468)	5,842	(10,794)	(4,952)
Fidelity Equity-Income	9,346	(8,016)	1,330	4,245	(7,119)	(2,874)
Fidelity Government Money Market Portfolio - Initial Class	10,458	(30,426)	(19,968)	31,478	(31,906)	(428)
Fidelity Growth	7,045	(20,415)	(13,370)	9,319	(16,612)	(7,293)
Fidelity Growth & Income	2,354	(5,770)	(3,416)	2,982	(5,520)	(2,538)
27

Symetra Separate Account SL
Notes to Financial Statements

5. CHANGES IN ACCUMULATION UNITS OUTSTANDING (continued)

	2018			2017
			Increase			Increase
	Units	Units	(Decrease)	Units	Units	(Decrease)
Sub-Account	Issued	Redeemed	in Units	Issued	Redeemed	in Units
Fidelity Growth Opportunities	1,585	(6,618)	(5,033)	2,619	(2,569)	50
Fidelity High Income	513	(2,441)	(1,928)	802	(2,110)	(1,308)
Fidelity Index 500	2,485	(6,279)	(3,794)	3,104	(5,551)	(2,447)
Fidelity Investment Grade Bond	331	(1,810)	(1,479)	2,309	(1,780)	529
Fidelity Mid Cap I	—	(6)	(6)	—	(6)	(6)
Fidelity Mid Cap II	4,798	(5,758)	(960)	3,672	(4,929)	(1,257)
Fidelity Overseas	952	(1,614)	(662)	1,286	(1,897)	(611)
Franklin Flex Cap Growth VIP Fund - Class 2	2,108	(272)	1,836	543	(545)	(2)
Franklin Founding Funds Allocation VIP Fund - Class 1	9	(15)	(6)	25	(34)	(9)
Franklin Income VIP Fund - Class 1	—	(3)	(3)	—	(3)	(3)
Franklin Income VIP Fund - Class 2	538	(736)	(198)	902	(874)	28
Franklin Mutual Shares VIP Fund - Class 2	729	(3,227)	(2,498)	809	(1,853)	(1,044)
Franklin Small Cap Value VIP Fund - Class 1	—	(4)	(4)	—	(5)	(5)
Franklin Small Cap Value VIP Fund - Class 2	5,808	(6,328)	(520)	3,806	(4,575)	(769)
Franklin Small-Mid Cap Growth VIP Fund - Class 2	4,207	(6,327)	(2,120)	4,906	(4,870)	36
Franklin U.S. Government Securities VIP Fund - Class 2	2,028	(6,996)	(4,968)	2,892	(3,260)	(368)
Invesco American Franchise Fund I	3,226	(12,385)	(9,159)	4,101	(5,305)	(1,204)
Invesco American Franchise Fund II	117	(157)	(40)	140	(245)	(105)
Invesco Global Real Estate	1,011	(1,924)	(913)	1,127	(1,838)	(711)
Invesco Health Care[1]	44	(11)	33	44	(76)	(32)
Invesco International Growth I	512	(1,480)	(968)	514	(1,440)	(926)
Invesco International Growth II	1,791	(3,520)	(1,729)	3,022	(3,914)	(892)
Invesco Mid Cap Growth Fund I	100	(485)	(385)	154	(197)	(43)
Invesco Mid Cap Growth Fund II	4,741	(1,164)	3,577	254	(247)	7
JP Morgan Insurance Trust Mid Cap Value I	3,000	(4,757)	(1,757)	3,736	(6,290)	(2,554)
JP Morgan Insurance Trust U.S. Equity I	1,075	(1,209)	(134)	1,223	(1,284)	(61)
Morningstar Aggressive Growth ETF Asset Allocation Class I	441	(566)	(125)	337	(378)	(41)
Morningstar Growth ETF Asset Allocation Class I	433	(532)	(99)	334	(347)	(13)
Morningstar Income & Growth ETF Asset Allocation Class I	742	(745)	(3)	759	(735)	24
Neuberger Berman AMT Mid Cap Growth Portfolio Class I	73	(45)	28	153	(119)	34
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio Class I	133	(182)	(49)	83	(94)	(11)
PIMCO All Asset Portfolio Admin	—	(7)	(7)	—	(7)	(7)
PIMCO All Asset Portfolio Advisor	67	(85)	(18)	1,340	(72)	1,268
PIMCO CommodityRealReturn Strat. Administrative Class	12,340	(13,799)	(1,459)	14,670	(7,291)	7,379
PIMCO Total Return Admin	180	(99)	81	323	(245)	78
Pioneer Bond VCT Class I	1,311	(2,322)	(1,011)	1,229	(1,961)	(732)
Pioneer Equity Income VCT Class I	128	(80)	48	252	(200)	52
Pioneer Equity Income VCT Class II	1,223	(6,202)	(4,979)	2,038	(2,398)	(360)
Pioneer Fund VCT Class I	6,708	(14,027)	(7,319)	8,366	(15,952)	(7,586)
Pioneer High Yield VCT Class I	9	(11)	(2)	10	(12)	(2)
Pioneer High Yield VCT Class II	245	(610)	(365)	608	(837)	(229)
Pioneer Mid Cap Value VCT Class I	1,653	(3,585)	(1,932)	1,791	(4,252)	(2,461)
Pioneer Real Estate VCT Class I	75	(49)	26	137	(110)	27
Pioneer Real Estate VCT Class II	5,440	(7,370)	(1,930)	5,244	(4,464)	780
Pioneer Select Mid Cap Growth VCT Class I	5,999	(32,757)	(26,758)	8,819	(17,570)	(8,751)
Pioneer Strategic Income VCT Class I	—	(5)	(5)	—	(6)	(6)
Pioneer Strategic Income VCT Class II	1,150	(4,759)	(3,609)	1,708	(2,600)	(892)
Templeton Developing Markets VIP Fund - Class 1	—	(7)	(7)	—	(7)	(7)

28

Symetra Separate Account SL
Notes to Financial Statements

5. CHANGES IN ACCUMULATION UNITS OUTSTANDING (continued)

	2018			2017
			Increase			Increase
	Units	Units	(Decrease)	Units	Units	(Decrease)
Sub-Account	Issued	Redeemed	in Units	Issued	Redeemed	in Units
Templeton Developing Markets VIP Fund - Class 2	5,852	(7,373)	(1,521)	5,800	(6,788)	(988)
Templeton Global Bond VIP Fund - Class 1	6	(19)	(13)	6	(18)	(12)
Templeton Global Bond VIP Fund - Class 2	318	(672)	(354)	427	(1,761)	(1,334)
Templeton Growth VIP Fund - Class 1	—	(11)	(11)	12	(12)	—
Templeton Growth VIP Fund - Class 2	872	(2,465)	(1,593)	1,231	(1,139)	92
Vanguard Balanced	151	(95)	56	282	(221)	61
Vanguard Equity Income	—	(5)	(5)	—	(5)	(5)
Vanguard Equity Index	256,682	(19,313)	237,369	40,811	(684)	40,127
Vanguard High Yield Bond	—	(5)	(5)	—	(5)	(5)
Vanguard International	—	(18)	(18)	12	(17)	(5)
Vanguard Mid-Cap Index	88,762	(3,589)	85,173	37,090	(374)	36,716
Vanguard Real Estate Index[1]	19	(38)	(19)	3	(7)	(4)
Vanguard Small Company Growth	—	(3)	(3)	9	(3)	6
Vanguard Total Bond Market Index	—	(1)	(1)	3	(4)	(1)
Vanguard Total Stock Market Index	561,871	(22,222)	539,649	216,546	(1,102)	215,444
Voya Global Equity Portfolio - Class S	207	(520)	(313)	254	(1,253)	(999)
VY JPMorgan Emerging Markets Equity Portfolio Initial	309	(623)	(314)	375	(504)	(129)
Wanger USA	153	(860)	(707)	264	(1,220)	(956)

1 Reference Note 1 of the financial statements for additional information pertaining to this sub-account.

29

Symetra Separate Account SL
Notes to Financial Statements

6.ACCUMULATION UNIT VALUES
The following table summarizes the Unit values and Units outstanding for sub-accounts by net investment income ratios and the expense ratios, excluding expenses of the underlying Mutual Funds, and total returns for each of the five years in the period ended December 31, 2018.

		As of December 31,					For the year ended December 31, 2018
Sub-Account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return[4]
American Century Balanced
	2018	$26.995	to	$186.958	42,890	$1,229,377	1.41%	0.70%	to	0.75%	(4.50)%	to	(3.83)%
	2017	28.268	to	194.403	45,389	1,359,211	1.55	0.70	to	0.75	13.12	to	13.91
	2016	24.990	to	170.664	45,798	1,212,975	1.58	0.70	to	0.75	6.25	to	6.99
	2015	23.520	to	159.509	51,051	1,266,145	1.73	0.70	to	0.75	(3.25)	to	(2.57)
	2014	24.311	to	163.723	54,831	1,401,683	1.53	0.70	to	0.75	9.09	to	9.85
American Century Inflation Protection I
	2018	136.127	to	136.127	555	75,551	3.09	0.75	to	0.75	(2.57)	to	(2.57)
	2017	139.720	to	139.720	570	79,659	2.86	0.75	to	0.75	3.92	to	3.92
	2016	134.444	to	134.444	586	78,702	2.14	0.75	to	0.75	4.71	to	4.71
	2015	128.402	to	128.402	601	77,202	2.33	0.75	to	0.75	(2.28)	to	(2.28)
	2014	131.399	to	131.399	618	81,144	1.48	0.75	to	0.75	3.58	to	3.58
American Century Inflation Protection II
	2018	13.463	to	13.463	62,986	847,974	2.87	0.70	to	0.70	(3.50)	to	(3.50)
	2017	13.951	to	13.951	59,190	825,763	2.67	0.70	to	0.70	2.94	to	2.94
	2016	13.552	to	13.552	53,904	730,480	1.80	0.70	to	0.70	3.66	to	3.66
	2015	13.073	to	13.073	54,405	711,189	2.00	0.70	to	0.70	(3.15)	to	(3.15)
	2014	13.498	to	13.498	58,349	787,539	1.31	0.70	to	0.70	2.58	to	2.58
American Century International
	2018	21.441	to	128.889	38,387	833,465	1.28	0.70	to	0.75	(15.82)	to	(15.22)
	2017	25.469	to	152.027	37,251	961,316	0.88	0.70	to	0.75	30.30	to	31.20
	2016	19.547	to	115.870	39,809	788,060	1.08	0.70	to	0.75	(6.16)	to	(5.50)
	2015	20.830	to	122.611	42,673	899,559	0.37	0.70	to	0.75	0.06	to	0.76
	2014	20.818	to	121.689	42,774	901,352	1.70	0.70	to	0.75	(6.17)	to	(5.51)
American Century Large Company Value I1
	2018	162.742	to	162.742	—	—	—	0.75	to	0.75	(8.04)	to	(8.04)
	2017	176.972	to	176.972	—	—	—	0.75	to	0.75	11.07	to	11.07
	2016	159.331	to	159.331	—	—	—	0.75	to	0.75	15.25	to	15.25
	2015	138.251	to	138.251	—	—	1.18	0.75	to	0.75	(3.89)	to	(3.89)
	2014	143.853	to	143.853	4,548	654,297	1.48	0.75	to	0.75	12.87	to	12.87
American Century Large Company Value II
	2018	19.124	to	19.124	3,569	68,261	1.67	0.70	to	0.70	(8.83)	to	(8.83)
	2017	20.976	to	20.976	6,545	137,292	1.56	0.70	to	0.70	10.19	to	10.19
	2016	19.037	to	19.037	6,533	124,374	2.00	0.70	to	0.70	14.22	to	14.22
	2015	16.667	to	16.667	6,270	104,495	1.35	0.70	to	0.70	(4.72)	to	(4.72)
	2014	17.493	to	17.493	5,974	104,495	1.32	0.70	to	0.70	11.98	to	11.98

30

Symetra Separate Account SL
Notes to Financial Statements
6. ACCUMULATION UNIT VALUES (continued)

		As of December 31,					For the year ended December 31, 2018
Sub-Account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return[4]
American Century Ultra I
	2018	$33.204	to	$33.204	4,634	$153,881	0.26%	0.70%	to	0.70%	0.05%	to	0.05%
	2017	33.187	to	33.187	6,083	201,882	0.36	0.70	to	0.70	31.30	to	31.30
	2016	25.275	to	25.275	6,456	163,191	0.33	0.70	to	0.70	3.72	to	3.72
	2015	24.368	to	24.368	6,541	159,395	0.44	0.70	to	0.70	5.53	to	5.53
	2014	23.091	to	23.091	6,547	151,185	0.39	0.70	to	0.70	9.22	to	9.22
American Century Ultra II
	2018	26.019	to	26.019	7,579	197,198	0.10	0.70	to	0.70	(0.11)	to	(0.11)
	2017	26.047	to	26.047	4,491	116,980	0.21	0.70	to	0.70	31.09	to	31.09
	2016	19.870	to	19.870	3,176	63,116	0.21	0.70	to	0.70	3.62	to	3.62
	2015	19.175	to	19.175	2,482	47,586	0.29	0.70	to	0.70	5.31	to	5.31
	2014	18.208	to	18.208	2,484	45,220	0.22	0.70	to	0.70	9.06	to	9.06
American Century Value
	2018	26.741	to	26.741	36,885	986,333	1.66	0.70	to	0.70	(9.79)	to	(9.79)
	2017	29.642	to	29.642	38,827	1,150,908	1.67	0.70	to	0.70	7.99	to	7.99
	2016	27.449	to	27.449	39,361	1,080,515	1.74	0.70	to	0.70	19.64	to	19.64
	2015	22.943	to	22.943	40,618	931,894	2.14	0.70	to	0.70	(4.55)	to	(4.55)
	2014	24.037	to	24.037	40,415	971,491	1.55	0.70	to	0.70	12.29	to	12.29
Calvert Nasdaq 100 Index
	2018	318.855	to	318.855	3,171	1,011,218	0.56	0.75	to	0.75	(0.47)	to	(0.47)
	2017	320.351	to	320.351	3,149	1,008,713	0.50	0.75	to	0.75	32.35	to	32.35
	2016	242.049	to	242.049	3,115	754,101	0.54	0.75	to	0.75	6.59	to	6.59
	2015	227.077	to	227.077	3,056	694,055	0.52	0.75	to	0.75	9.07	to	9.07
	2014	208.189	to	208.189	216	44,886	1.23	0.75	to	0.75	18.66	to	18.66
Calvert Russell 2000 Small Cap Index
	2018	192.691	to	192.691	54	10,313	1.08	0.75	to	0.75	(11.23)	to	(11.23)
	2017	217.070	to	217.070	55	11,969	0.78	0.75	to	0.75	14.37	to	14.37
	2016	189.794	to	189.794	57	10,760	0.57	0.75	to	0.75	20.92	to	20.92
	2015	156.959	to	156.959	58	9,154	0.15	0.75	to	0.75	(5.19)	to	(5.19)
	2014	165.556	to	165.556	60	9,934	0.57	0.75	to	0.75	4.15	to	4.15
Dreyfus Appreciation
	2018	21.363	to	21.363	31,589	674,823	1.25	0.70	to	0.70	(7.50)	to	(7.50)
	2017	23.096	to	23.096	34,744	802,433	1.34	0.70	to	0.70	26.44	to	26.44
	2016	18.266	to	18.266	36,753	671,286	1.65	0.70	to	0.70	7.16	to	7.16
	2015	17.046	to	17.046	37,515	639,423	1.71	0.70	to	0.70	(3.15)	to	(3.15)
	2014	17.601	to	17.601	39,696	698,605	1.85	0.70	to	0.70	7.34	to	7.34
Dreyfus MidCap Stock
	2018	27.994	to	27.994	39,810	1,114,440	0.58	0.70	to	0.70	(16.08)	to	(16.08)
	2017	33.359	to	33.359	42,209	1,408,031	1.06	0.70	to	0.70	14.58	to	14.58
	2016	29.115	to	29.115	44,177	1,286,224	1.05	0.70	to	0.70	14.66	to	14.66
	2015	25.392	to	25.392	47,408	1,203,789	0.60	0.70	to	0.70	(2.97)	to	(2.97)
	2014	26.168	to	26.168	50,648	1,325,424	1.01	0.70	to	0.70	11.31	to	11.31

31

Symetra Separate Account SL
Notes to Financial Statements
6. ACCUMULATION UNIT VALUES (continued)

		As of December 31,					For the year ended December 31, 2018
Sub-Account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return[4]
Dreyfus Quality Bond
	2018	$19.099	to	$19.099	11,722	$223,880	2.76%	0.70%	to	0.70%	(3.23)%	to	(3.23)%
	2017	19.736	to	19.736	13,789	272,144	2.12	0.70	to	0.70	3.77	to	3.77
	2016	19.019	to	19.019	17,182	326,812	1.77	0.70	to	0.70	0.81	to	0.81
	2015	18.866	to	18.866	18,993	358,314	2.04	0.70	to	0.70	(2.33)	to	(2.33)
	2014	19.317	to	19.317	21,074	407,089	2.10	0.70	to	0.70	4.07	to	4.07
Dreyfus Stock Index
	2018	31.334	to	31.334	30,133	944,190	1.39	0.70	to	0.70	(5.52)	to	(5.52)
	2017	33.165	to	33.165	33,324	1,105,192	1.46	0.70	to	0.70	20.37	to	20.37
	2016	27.553	to	27.553	36,131	995,591	1.78	0.70	to	0.70	10.67	to	10.67
	2015	24.897	to	24.897	35,352	880,190	1.58	0.70	to	0.70	0.16	to	0.16
	2014	24.856	to	24.856	36,970	918,976	1.50	0.70	to	0.70	12.31	to	12.31
Dreyfus Sustainable U.S. Equity
	2018	14.313	to	14.313	18,595	266,149	2.07	0.70	to	0.70	(5.07)	to	(5.07)
	2017	15.078	to	15.078	25,718	387,777	1.12	0.70	to	0.70	14.53	to	14.53
	2016	13.165	to	13.165	26,530	349,304	1.29	0.70	to	0.70	9.61	to	9.61
	2015	12.011	to	12.011	30,498	366,333	1.02	0.70	to	0.70	(3.87)	to	(3.87)
	2014	12.495	to	12.495	30,987	387,184	1.04	0.70	to	0.70	12.66	to	12.66
Dreyfus Technology Growth
	2018	12.610	to	328.322	62,553	1,741,992	—	0.70	to	0.75	(1.68)	to	(0.98)
	2017	12.825	to	331.583	70,041	1,854,139	—	0.70	to	0.75	41.65	to	42.64
	2016	9.054	to	232.463	72,385	1,318,688	—	0.70	to	0.75	4.00	to	4.72
	2015	8.706	to	221.980	87,369	1,380,692	—	0.70	to	0.75	5.41	to	6.16
	2014	8.259	to	209.102	82,531	1,122,512	—	0.70	to	0.75	6.08	to	6.82
DWS CROCI International VIP - Class A1
	2018	8.017	to	8.017	13,201	105,828	1.08	0.70	to	0.70	(14.99)	to	(14.99)
	2017	9.431	to	9.431	13,940	131,468	6.77	0.70	to	0.70	21.11	to	21.11
	2016	7.787	to	7.787	14,088	109,713	10.97	0.70	to	0.70	0.04	to	0.04
	2015	7.784	to	7.784	19,191	149,389	4.09	0.70	to	0.70	(6.14)	to	(6.14)
	2014	8.293	to	8.293	18,949	157,158	1.72	0.70	to	0.70	(12.38)	to	(12.38)
DWS Global Income Builder VIP A1
	2018	15.939	to	15.939	26,710	425,714	3.94	0.70	to	0.70	(8.31)	to	(8.31)
	2017	17.383	to	17.383	34,561	600,779	2.96	0.70	to	0.70	15.72	to	15.72
	2016	15.021	to	15.021	35,658	535,642	4.15	0.70	to	0.70	6.07	to	6.07
	2015	14.161	to	14.161	36,738	520,257	3.16	0.70	to	0.70	(2.13)	to	(2.13)
	2014	14.469	to	14.469	41,583	601,680	3.04	0.70	to	0.70	3.11	to	3.11
Federated High Income Bond
	2018	26.777	to	26.777	4,460	119,428	8.41	0.70	to	0.70	(3.97)	to	(3.97)
	2017	27.883	to	27.883	6,338	176,710	6.88	0.70	to	0.70	6.20	to	6.20
	2016	26.256	to	26.256	7,216	189,481	6.16	0.70	to	0.70	14.02	to	14.02
	2015	23.027	to	23.027	8,016	184,590	5.61	0.70	to	0.70	(3.25)	to	(3.25)
	2014	23.801	to	23.801	8,382	199,506	6.02	0.70	to	0.70	1.98	to	1.98

32

Symetra Separate Account SL
Notes to Financial Statements
6. ACCUMULATION UNIT VALUES (continued)

		As of December 31,					For the year ended December 31, 2018
Sub-Account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return[4]
Federated Managed Volatility II
	2018	$16.956	to	$16.956	4,337	$73,547	2.87%	0.70%	to	0.70%	(9.14)%	to	(9.14)%
	2017	18.661	to	18.661	4,460	83,225	3.77	0.70	to	0.70	17.29	to	17.29
	2016	15.910	to	15.910	4,973	79,123	4.80	0.70	to	0.70	6.94	to	6.94
	2015	14.878	to	14.878	5,121	76,184	4.24	0.70	to	0.70	(8.20)	to	(8.20)
	2014	16.207	to	16.207	5,554	90,017	3.21	0.70	to	0.70	3.18	to	3.18
Fidelity Asset Manager
	2018	24.486	to	454.479	18,205	3,376,304	1.65	0.70	to	0.90	(6.01)	to	(6.20)
	2017	26.053	to	484.534	20,980	3,935,853	1.92	0.70	to	0.90	13.31	to	13.08
	2016	22.993	to	428.469	21,181	3,517,753	1.46	0.70	to	0.90	2.35	to	2.15
	2015	22.464	to	419.451	24,733	3,798,871	1.54	0.70	to	0.90	(0.55)	to	(0.76)
	2014	22.589	to	422.644	27,077	4,220,930	1.47	0.70	to	0.90	5.09	to	4.88
Fidelity Asset Manager Growth
	2018	22.891	to	353.819	11,687	591,897	1.45	0.70	to	0.90	(8.30)	to	(8.48)
	2017	24.962	to	386.606	12,107	659,351	1.35	0.70	to	0.90	17.90	to	17.67
	2016	21.172	to	328.562	12,357	489,439	1.35	0.70	to	0.90	1.75	to	1.55
	2015	20.808	to	323.555	13,498	547,696	1.16	0.70	to	0.90	(0.62)	to	(0.82)
	2014	20.937	to	326.214	14,429	598,779	1.06	0.70	to	0.90	5.14	to	4.93
Fidelity Balanced
	2018	29.388	to	29.388	2,798	82,231	1.47	0.70	to	0.70	(4.89)	to	(4.89)
	2017	30.900	to	30.900	2,781	85,939	1.48	0.70	to	0.70	15.61	to	15.61
	2016	26.727	to	26.727	2,814	75,219	1.29	0.70	to	0.70	6.52	to	6.52
	2015	25.091	to	25.091	3,157	79,203	1.54	0.70	to	0.70	(0.11)	to	(0.11)
	2014	25.119	to	25.119	3,170	79,631	1.46	0.70	to	0.70	9.49	to	9.49
Fidelity Contrafund
	2018	45.871	to	756.592	87,513	7,962,570	0.70	0.70	to	0.90	(7.03)	to	(7.22)
	2017	49.341	to	815.468	96,981	9,362,070	1.00	0.70	to	0.90	21.03	to	20.79
	2016	40.768	to	675.127	101,933	8,196,672	0.81	0.70	to	0.90	7.25	to	7.04
	2015	38.011	to	630.722	106,940	8,188,420	1.00	0.70	to	0.90	(0.03)	to	(0.23)
	2014	38.023	to	632.182	118,474	9,106,770	0.95	0.70	to	0.90	11.17	to	10.94
Fidelity Equity-Income
	2018	29.303	to	779.487	59,802	7,246,797	2.29	0.70	to	0.90	(8.93)	to	(9.12)
	2017	32.178	to	857.696	58,472	8,047,217	1.73	0.70	to	0.90	12.11	to	11.89
	2016	28.703	to	766.583	61,346	7,452,586	2.30	0.70	to	0.90	17.20	to	16.96
	2015	24.491	to	655.405	64,109	6,838,054	3.09	0.70	to	0.90	(4.63)	to	(4.82)
	2014	25.681	to	688.631	67,151	7,991,911	2.78	0.70	to	0.90	7.96	to	7.74
Fidelity Government Money Market Portfolio - Initial Class
	2018	13.519	to	160.659	66,757	1,456,351	1.62	0.70	to	0.90	0.94	to	0.74
	2017	13.393	to	159.483	86,725	1,844,965	0.67	0.70	to	0.90	(0.03)	to	(0.22)
	2016	13.397	to	159.842	87,153	1,448,153	0.20	0.70	to	0.90	(0.49)	to	(0.69)
	2015	13.463	to	160.956	94,258	1,622,705	0.03	0.70	to	0.90	(0.67)	to	(0.87)
	2014	13.554	to	162.366	93,911	1,654,969	0.01	0.70	to	0.90	(0.69)	to	(0.89)

33

Symetra Separate Account SL
Notes to Financial Statements
6. ACCUMULATION UNIT VALUES (continued)

		As of December 31,					For the year ended December 31, 2018
Sub-Account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return[4]
Fidelity Growth
	2018	$37.515	to	$887.083	138,528	$13,529,643	0.24%	0.70%	to	0.90%	(0.87)%	to	(1.07)%
	2017	37.843	to	896.658	151,898	14,925,410	0.22	0.70	to	0.90	34.19	to	33.93
	2016	28.201	to	669.513	159,191	11,951,445	0.04	0.70	to	0.90	0.10	to	(0.10)
	2015	28.173	to	670.184	182,914	13,201,435	0.26	0.70	to	0.90	6.43	to	6.21
	2014	26.471	to	630.972	190,862	13,429,851	0.19	0.70	to	0.90	10.52	to	10.30
Fidelity Growth & Income
	2018	30.851	to	30.851	35,627	1,099,110	0.35	0.70	to	0.70	(9.62)	to	(9.62)
	2017	34.135	to	34.135	39,043	1,332,729	1.25	0.70	to	0.70	16.09	to	16.09
	2016	29.405	to	29.405	41,581	1,222,796	1.75	0.70	to	0.70	15.27	to	15.27
	2015	25.509	to	25.509	41,627	1,061,882	1.97	0.70	to	0.70	(2.96)	to	(2.96)
	2014	26.286	to	26.286	48,378	1,271,663	1.74	0.70	to	0.70	9.70	to	9.70
Fidelity Growth Opportunities
	2018	32.491	to	32.491	37,991	1,234,352	0.12	0.70	to	0.70	11.67	to	11.67
	2017	29.095	to	29.095	43,024	1,251,792	0.31	0.70	to	0.70	33.58	to	33.58
	2016	21.781	to	21.781	42,974	936,116	0.31	0.70	to	0.70	(0.37)	to	(0.37)
	2015	21.861	to	21.861	49,114	1,073,675	0.18	0.70	to	0.70	4.87	to	4.87
	2014	20.845	to	20.845	51,001	1,063,152	0.23	0.70	to	0.70	11.42	to	11.42
Fidelity High Income
	2018	18.869	to	294.884	7,474	824,979	5.50	0.70	to	0.90	(3.96)	to	(4.16)
	2017	19.647	to	307.672	9,402	923,941	5.32	0.70	to	0.90	6.19	to	5.98
	2016	18.502	to	290.315	10,710	876,109	5.38	0.70	to	0.90	13.81	to	13.58
	2015	16.257	to	255.594	11,066	816,925	6.41	0.70	to	0.90	(4.30)	to	(4.49)
	2014	16.987	to	267.611	15,471	1,309,100	5.79	0.70	to	0.90	0.45	to	0.25
Fidelity Index 500
	2018	34.770	to	709.047	60,655	5,855,689	1.85	0.70	to	0.90	(5.16)	to	(5.35)
	2017	36.662	to	749.141	64,449	6,431,590	1.81	0.70	to	0.90	20.87	to	20.63
	2016	30.332	to	621.045	66,896	5,481,971	1.46	0.70	to	0.90	11.08	to	10.86
	2015	27.307	to	560.206	73,515	5,379,773	1.91	0.70	to	0.90	0.63	to	0.43
	2014	27.136	to	557.827	88,832	6,112,728	1.59	0.70	to	0.90	12.78	to	12.55
Fidelity Investment Grade Bond
	2018	23.629	to	318.027	3,908	1,025,515	2.37	0.70	to	0.90	(1.23)	to	(1.43)
	2017	23.923	to	322.629	5,387	1,511,201	2.70	0.70	to	0.90	3.50	to	3.29
	2016	23.115	to	312.367	4,858	1,293,902	2.35	0.70	to	0.90	4.01	to	3.81
	2015	22.224	to	300.915	5,109	1,259,747	2.68	0.70	to	0.90	(1.29)	to	(1.49)
	2014	22.514	to	305.454	5,490	1,311,126	2.08	0.70	to	0.90	5.09	to	4.88
Fidelity Mid Cap I
	2018	186.112	to	186.112	376	69,995	0.65	0.75	to	0.75	(14.54)	to	(14.54)
	2017	217.773	to	217.773	382	83,219	0.71	0.75	to	0.75	20.81	to	20.81
	2016	180.263	to	180.263	388	69,985	0.52	0.75	to	0.75	12.23	to	12.23
	2015	160.613	to	160.613	394	63,356	0.50	0.75	to	0.75	(1.39)	to	(1.39)
	2014	162.876	to	162.876	401	65,289	0.37	0.75	to	0.75	6.29	to	6.29
34

Symetra Separate Account SL
Notes to Financial Statements
6. ACCUMULATION UNIT VALUES (continued)

		As of December 31,					For the year ended December 31, 2018
Sub-Account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return[4]
Fidelity Mid Cap II
	2018	$26.165	to	$26.165	35,830	$937,495	0.42%	0.70%	to	0.70%	(15.37)%	to	(15.37)%
	2017	30.917	to	30.917	36,790	1,137,446	0.49	0.70	to	0.70	19.70	to	19.70
	2016	25.829	to	25.829	38,047	982,775	0.32	0.70	to	0.70	11.15	to	11.15
	2015	23.239	to	23.239	38,447	893,480	0.26	0.70	to	0.70	(2.32)	to	(2.32)
	2014	23.790	to	23.790	38,272	910,492	0.02	0.70	to	0.70	5.29	to	5.29
Fidelity Overseas
	2018	20.072	to	318.886	19,467	1,980,471	1.54	0.70	to	0.90	(15.40)	to	(15.58)
	2017	23.727	to	377.717	20,129	2,465,779	1.43	0.70	to	0.90	29.37	to	29.12
	2016	18.340	to	292.529	20,740	2,074,264	1.43	0.70	to	0.90	(5.72)	to	(5.91)
	2015	19.453	to	310.906	21,995	2,350,194	1.31	0.70	to	0.90	2.90	to	2.70
	2014	18.904	to	302.744	21,146	2,126,281	1.27	0.70	to	0.90	(8.72)	to	(8.90)
Franklin Flex Cap Growth VIP Fund - Class 2
	2018	24.957	to	230.045	5,089	133,391	—	0.70	to	0.75	2.41	to	3.14
	2017	24.369	to	223.048	3,253	85,614	—	0.70	to	0.75	26.06	to	26.94
	2016	19.332	to	175.712	3,255	68,051	—	0.70	to	0.75	(3.56)	to	(2.89)
	2015	20.046	to	180.937	5,188	109,402	—	0.70	to	0.75	3.64	to	4.37
	2014	19.342	to	173.368	5,286	107,556	—	0.70	to	0.75	5.37	to	6.11
Franklin Founding Funds Allocation VIP Fund - Class 1
	2018	153.809	to	153.809	139	21,426	3.28	0.75	to	0.75	(9.34)	to	(9.34)
	2017	169.646	to	169.646	145	24,657	2.89	0.75	to	0.75	12.17	to	12.17
	2016	151.243	to	151.243	154	23,361	4.13	0.75	to	0.75	13.43	to	13.43
	2015	133.340	to	133.340	164	21,924	3.18	0.75	to	0.75	(5.93)	to	(5.93)
	2014	141.738	to	141.738	174	24,696	2.98	0.75	to	0.75	3.05	to	3.05
Franklin Income VIP Fund - Class 1
	2018	168.944	to	168.944	109	18,366	4.89	0.75	to	0.75	(4.09)	to	(4.09)
	2017	176.153	to	176.153	112	19,673	4.23	0.75	to	0.75	9.94	to	9.94
	2016	160.222	to	160.222	115	18,356	5.07	0.75	to	0.75	14.33	to	14.33
	2015	140.134	to	140.134	118	16,471	4.75	0.75	to	0.75	(6.84)	to	(6.84)
	2014	150.419	to	150.419	121	18,142	5.06	0.75	to	0.75	4.92	to	4.92
Franklin Income VIP Fund - Class 2
	2018	19.395	to	19.395	6,764	131,185	4.72	0.70	to	0.70	(4.98)	to	(4.98)
	2017	20.411	to	20.411	6,962	142,097	4.22	0.70	to	0.70	8.91	to	8.91
	2016	18.741	to	18.741	6,934	129,950	5.03	0.70	to	0.70	13.23	to	13.23
	2015	16.551	to	16.551	9,233	152,810	4.39	0.70	to	0.70	(7.70)	to	(7.70)
	2014	17.932	to	17.932	8,268	148,257	5.18	0.70	to	0.70	3.88	to	3.88
Franklin Mutual Shares VIP Fund - Class 2
	2018	21.633	to	21.633	10,591	229,101	2.34	0.70	to	0.70	(9.70)	to	(9.70)
	2017	23.958	to	23.958	13,089	313,580	2.26	0.70	to	0.70	7.59	to	7.59
	2016	22.267	to	22.267	14,133	314,736	2.00	0.70	to	0.70	15.25	to	15.25
	2015	19.320	to	19.320	16,229	313,562	2.99	0.70	to	0.70	(5.60)	to	(5.60)
	2014	20.466	to	20.466	17,587	359,946	1.97	0.70	to	0.70	6.37	to	6.37

35

Symetra Separate Account SL
Notes to Financial Statements
6. ACCUMULATION UNIT VALUES (continued)

		As of December 31,					For the year ended December 31, 2018
Sub-Account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return[4]
Franklin Small Cap Value VIP Fund - Class 1
	2018	$208.285	to	$208.285	298	$62,002	1.11%	0.75%	to	0.75%	(12.69)%	to	(12.69)%
	2017	238.548	to	238.548	302	72,081	0.73	0.75	to	0.75	10.92	to	10.92
	2016	215.071	to	215.071	307	65,943	1.05	0.75	to	0.75	30.54	to	30.54
	2015	164.761	to	164.761	311	51,269	0.90	0.75	to	0.75	(7.18)	to	(7.18)
	2014	177.512	to	177.512	316	56,064	0.38	0.75	to	0.75	0.88	to	0.88
Franklin Small Cap Value VIP Fund - Class 2
	2018	24.073	to	24.073	31,076	748,073	0.91	0.70	to	0.70	(13.49)	to	(13.49)
	2017	27.826	to	27.826	31,596	879,178	0.51	0.70	to	0.70	9.88	to	9.88
	2016	25.323	to	25.323	32,365	819,645	0.83	0.70	to	0.70	29.28	to	29.28
	2015	19.588	to	19.588	35,572	696,774	0.62	0.70	to	0.70	(8.03)	to	(8.03)
	2014	21.299	to	21.299	37,124	790,687	0.62	0.70	to	0.70	(0.13)	to	(0.13)
Franklin Small-Mid Cap Growth VIP Fund - Class 2
	2018	16.865	to	16.865	49,128	828,549	—	0.70	to	0.70	(6.03)	to	(6.03)
	2017	17.948	to	17.948	51,248	919,810	—	0.70	to	0.70	20.55	to	20.55
	2016	14.888	to	14.888	51,212	762,526	—	0.70	to	0.70	3.45	to	3.45
	2015	14.392	to	14.392	53,428	768,977	—	0.70	to	0.70	(3.34)	to	(3.34)
	2014	14.889	to	14.889	59,706	889,000	—	0.70	to	0.70	6.72	to	6.72
Franklin U.S. Government Securities VIP Fund - Class 2
	2018	17.805	to	17.805	19,765	351,908	2.67	0.70	to	0.70	(0.36)	to	(0.36)
	2017	17.870	to	17.870	24,733	441,985	2.61	0.70	to	0.70	0.63	to	0.63
	2016	17.758	to	17.758	25,101	445,767	2.50	0.70	to	0.70	(0.03)	to	(0.03)
	2015	17.764	to	17.764	24,790	440,374	2.54	0.70	to	0.70	(0.23)	to	(0.23)
	2014	17.805	to	17.805	26,135	465,330	2.63	0.70	to	0.70	2.66	to	2.66
Invesco American Franchise Fund I
	2018	17.064	to	17.064	68,646	1,171,360	—	0.70	to	0.70	(4.30)	to	(4.30)
	2017	17.831	to	17.831	77,805	1,387,308	0.08	0.70	to	0.70	26.46	to	26.46
	2016	14.100	to	14.100	79,009	1,114,096	—	0.70	to	0.70	1.56	to	1.56
	2015	13.884	to	13.884	87,844	1,219,635	—	0.70	to	0.70	4.27	to	4.27
	2014	13.315	to	13.315	89,601	1,193,032	0.04	0.70	to	0.70	7.68	to	7.68
Invesco American Franchise Fund II
	2018	20.612	to	20.612	1,254	25,846	—	0.70	to	0.70	(4.57)	to	(4.57)
	2017	21.598	to	21.598	1,294	27,944	—	0.70	to	0.70	26.14	to	26.14
	2016	17.122	to	17.122	1,399	23,944	—	0.70	to	0.70	1.31	to	1.31
	2015	16.901	to	16.901	2,734	46,200	—	0.70	to	0.70	4.02	to	4.02
	2014	16.248	to	16.248	2,868	46,592	—	0.70	to	0.70	7.42	to	7.42
Invesco Global Real Estate
	2018	40.151	to	40.151	10,905	437,825	3.73	0.70	to	0.70	(6.81)	to	(6.81)
	2017	43.085	to	43.085	11,818	509,156	3.21	0.70	to	0.70	12.26	to	12.26
	2016	38.379	to	38.379	12,529	480,889	1.55	0.70	to	0.70	1.33	to	1.33
	2015	37.876	to	37.876	13,403	507,657	3.38	0.70	to	0.70	(2.17)	to	(2.17)
	2014	38.715	to	38.715	14,575	564,278	1.59	0.70	to	0.70	13.82	to	13.82

36

Symetra Separate Account SL
Notes to Financial Statements
6. ACCUMULATION UNIT VALUES (continued)

		As of December 31,					For the year ended December 31, 2018
Sub-Account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return[4]
Invesco Health Care[1]
	2018	$31.778	to	$31.778	661	$20,996	—%	0.70%	to	0.70%	0.20%	to	0.20%
	2017	31.715	to	31.715	628	19,909	0.38	0.70	to	0.70	15.02	to	15.02
	2016	27.573	to	27.573	660	18,201	—	0.70	to	0.70	(12.08)	to	(12.08)
	2015	31.361	to	31.361	1,160	36,367	—	0.70	to	0.70	2.44	to	2.44
	2014	30.613	to	30.613	1,227	37,575	—	0.70	to	0.70	18.83	to	18.83
Invesco International Growth I
	2018	29.735	to	117.066	16,286	512,103	2.04	0.70	to	0.75	(15.57)	to	(14.98)
	2017	35.219	to	137.685	17,254	640,693	1.46	0.70	to	0.75	22.14	to	23.00
	2016	28.834	to	111.937	18,180	551,322	1.41	0.70	to	0.75	(1.14)	to	(0.45)
	2015	29.167	to	112.445	18,570	569,039	1.51	0.70	to	0.75	(3.03)	to	(2.34)
	2014	30.077	to	115.143	23,192	1,027,179	1.58	0.70	to	0.75	(0.37)	to	0.33
Invesco International Growth II
	2018	14.403	to	14.403	18,340	264,160	1.75	0.70	to	0.70	(15.80)	to	(15.80)
	2017	17.106	to	17.106	20,069	343,274	1.26	0.70	to	0.70	21.87	to	21.87
	2016	14.036	to	14.036	20,961	294,229	1.15	0.70	to	0.70	(1.39)	to	(1.39)
	2015	14.234	to	14.234	25,487	362,771	1.27	0.70	to	0.70	(3.30)	to	(3.30)
	2014	14.719	to	14.719	28,142	414,222	1.36	0.70	to	0.70	(0.61)	to	(0.61)
Invesco Mid Cap Growth Fund I
	2018	30.934	to	30.934	1,461	45,184	—	0.70	to	0.70	(6.25)	to	(6.25)
	2017	32.995	to	32.995	1,846	60,901	—	0.70	to	0.70	21.64	to	21.64
	2016	27.125	to	27.125	1,889	51,236	—	0.70	to	0.70	0.06	to	0.06
	2015	27.110	to	27.110	1,911	51,793	—	0.70	to	0.70	0.50	to	0.50
	2014	26.975	to	26.975	1,895	51,122	—	0.70	to	0.70	7.28	to	7.28
Invesco Mid Cap Growth Fund II
	2018	17.149	to	17.149	6,176	105,912	—	0.70	to	0.70	(6.53)	to	(6.53)
	2017	18.348	to	18.348	2,599	47,682	—	0.70	to	0.70	21.29	to	21.29
	2016	15.127	to	15.127	2,592	39,169	—	0.70	to	0.70	(0.13)	to	(0.13)
	2015	15.146	to	15.146	2,674	40,466	—	0.70	to	0.70	0.34	to	0.34
	2014	15.095	to	15.095	2,640	39,822	—	0.70	to	0.70	6.94	to	6.94
JP Morgan Insurance Trust Mid Cap Value I
	2018	31.496	to	31.496	31,172	981,798	0.98	0.70	to	0.70	(12.46)	to	(12.46)
	2017	35.977	to	35.977	32,929	1,184,695	0.79	0.70	to	0.70	12.97	to	12.97
	2016	31.846	to	31.846	35,483	1,129,990	0.86	0.70	to	0.70	13.90	to	13.90
	2015	27.960	to	27.960	37,337	1,044,008	0.99	0.70	to	0.70	(3.34)	to	(3.34)
	2014	28.925	to	28.925	38,610	1,116,837	0.78	0.70	to	0.70	14.31	to	14.31
JP Morgan Insurance Trust U.S. Equity I
	2018	32.670	to	32.670	24,636	804,831	0.82	0.70	to	0.70	(6.82)	to	(6.82)
	2017	35.062	to	35.062	24,770	868,477	0.88	0.70	to	0.70	21.48	to	21.48
	2016	28.862	to	28.862	24,831	716,690	0.99	0.70	to	0.70	10.16	to	10.16
	2015	26.199	to	26.199	26,036	682,060	1.11	0.70	to	0.70	0.16	to	0.16
	2014	26.157	to	26.157	27,337	715,000	0.92	0.70	to	0.70	13.11	to	13.11

37

Symetra Separate Account SL
Notes to Financial Statements
6. ACCUMULATION UNIT VALUES (continued)

		As of December 31,					For the year ended December 31, 2018
Sub-Account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return[4]
Morningstar Aggressive Growth ETF Asset Allocation Class I
	2018	$148.225	to	$148.225	1,028	$152,358	1.83%	0.75%	to	0.75%	(9.17)%	to	(9.17)%
	2017	163.188	to	163.188	1,153	188,135	1.66	0.75	to	0.75	20.17	to	20.17
	2016	135.796	to	135.796	1,194	162,184	1.84	0.75	to	0.75	11.45	to	11.45
	2015	121.850	to	121.850	1,219	148,549	1.42	0.75	to	0.75	(2.64)	to	(2.64)
	2014	125.160	to	125.160	1,251	156,520	1.26	0.75	to	0.75	4.74	to	4.74
Morningstar Balanced ETF Asset Allocation Class I1
	2018	149.348	to	149.348	—	—	—	0.75	to	0.75	(6.02)	to	(6.02)
	2017	158.918	to	158.918	—	—	—	0.75	to	0.75	13.65	to	13.65
	2016	139.829	to	139.829	—	—	—	0.75	to	0.75	8.69	to	8.69
	2015	128.650	to	128.650	76	9,781	1.67	0.75	to	0.75	(1.97)	to	(1.97)
	2014	131.234	to	131.234	78	10,210	0.94	0.75	to	0.75	4.79	to	4.79
Morningstar Growth ETF Asset Allocation Class I
	2018	151.144	to	151.144	406	61,300	2.90	0.75	to	0.75	(7.85)	to	(7.85)
	2017	164.019	to	164.019	505	82,766	2.28	0.75	to	0.75	17.68	to	17.68
	2016	139.379	to	139.379	518	72,249	1.30	0.75	to	0.75	9.88	to	9.88
	2015	126.843	to	126.843	599	75,958	1.49	0.75	to	0.75	(2.22)	to	(2.22)
	2014	129.723	to	129.723	613	79,478	1.13	0.75	to	0.75	4.85	to	4.85
Morningstar Income & Growth ETF Asset Allocation Class I
	2018	142.445	to	142.445	97	13,887	0.59	0.75	to	0.75	(3.99)	to	(3.99)
	2017	148.368	to	148.368	100	14,901	0.51	0.75	to	0.75	10.12	to	10.12
	2016	134.733	to	134.733	76	10,264	2.12	0.75	to	0.75	6.73	to	6.73
	2015	126.237	to	126.237	78	9,893	1.87	0.75	to	0.75	(1.52)	to	(1.52)
	2014	128.185	to	128.185	81	10,334	1.45	0.75	to	0.75	3.63	to	3.63
Neuberger Berman AMT Mid Cap Growth Portfolio Class I
	2018	212.898	to	212.898	2,355	501,302	—	0.75	to	0.75	(6.40)	to	(6.40)
	2017	227.466	to	227.466	2,327	529,327	—	0.75	to	0.75	25.29	to	25.29
	2016	181.554	to	181.554	2,293	416,295	—	0.75	to	0.75	4.40	to	4.40
	2015	173.910	to	173.910	2,243	390,102	—	0.75	to	0.75	1.28	to	1.28
	2014	171.720	to	171.720	—	—	—	0.75	to	0.75	7.58	to	7.58
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio Class I
	2018	184.435	to	184.435	124	22,956	0.86	0.75	to	0.75	(15.28)	to	(15.28)
	2017	217.687	to	217.687	173	37,623	1.02	0.75	to	0.75	16.74	to	16.74
	2016	186.479	to	186.479	184	34,292	0.79	0.75	to	0.75	16.17	to	16.17
	2015	160.526	to	160.526	193	30,902	0.77	0.75	to	0.75	(8.34)	to	(8.34)
	2014	175.124	to	175.124	201	35,241	1.06	0.75	to	0.75	13.84	to	13.84
PIMCO All Asset Portfolio Admin
	2018	150.853	to	150.853	445	67,076	3.22	0.75	to	0.75	(5.41)	to	(5.41)
	2017	159.476	to	159.476	452	72,093	4.71	0.75	to	0.75	13.54	to	13.54
	2016	140.456	to	140.456	459	64,532	2.67	0.75	to	0.75	12.93	to	12.93
	2015	124.375	to	124.375	467	58,088	1.94	0.75	to	0.75	(8.99)	to	(8.99)
	2014	136.656	to	136.656	6,370	870,564	5.33	0.75	to	0.75	0.47	to	0.47

38

Symetra Separate Account SL
Notes to Financial Statements
6. ACCUMULATION UNIT VALUES (continued)

		As of December 31,					For the year ended December 31, 2018
Sub-Account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return[4]
PIMCO All Asset Portfolio Advisor
	2018	$16.148	to	$16.148	1,719	$27,761	3.08%	0.70%	to	0.70%	(6.11)%	to	(6.11)%
	2017	17.199	to	17.199	1,737	29,882	6.55	0.70	to	0.70	12.59	to	12.59
	2016	15.276	to	15.276	469	7,161	1.91	0.70	to	0.70	12.12	to	12.12
	2015	13.625	to	13.625	1,463	19,919	2.39	0.70	to	0.70	(9.82)	to	(9.82)
	2014	15.109	to	15.109	4,652	70,270	4.77	0.70	to	0.70	(0.24)	to	(0.24)
PIMCO CommodityRealReturn Strat. Administrative Class
	2018	6.044	to	62.111	62,505	474,569	2.08	0.70	to	0.75	(14.73)	to	(14.13)
	2017	7.088	to	72.333	63,964	567,929	11.10	0.70	to	0.75	1.45	to	2.15
	2016	6.987	to	70.808	56,585	508,957	1.11	0.70	to	0.75	14.35	to	15.16
	2015	6.110	to	61.489	56,117	406,221	4.49	0.70	to	0.75	(26.23)	to	(25.71)
	2014	8.282	to	82.764	48,977	497,356	0.36	0.70	to	0.75	(18.99)	to	(18.42)
PIMCO Total Return Admin
	2018	161.736	to	161.736	5,036	814,408	2.55	0.75	to	0.75	(0.53)	to	(0.53)
	2017	162.596	to	162.596	4,955	805,698	2.02	0.75	to	0.75	4.92	to	4.92
	2016	154.973	to	154.973	4,877	755,640	2.08	0.75	to	0.75	2.68	to	2.68
	2015	150.925	to	150.925	4,898	739,201	4.41	0.75	to	0.75	0.45	to	0.45
	2014	150.248	to	150.248	6,846	1,028,507	2.21	0.75	to	0.75	4.28	to	4.28
Pioneer Bond VCT Class I
	2018	24.519	to	250.519	33,410	966,638	3.31	0.70	to	0.90	(1.54)	to	(1.74)
	2017	24.903	to	254.950	34,421	1,029,583	2.85	0.70	to	0.90	3.28	to	3.08
	2016	24.112	to	247.342	35,153	1,017,358	2.78	0.70	to	0.90	3.38	to	3.17
	2015	23.323	to	239.733	37,207	1,048,618	2.99	0.70	to	0.90	(0.40)	to	(0.60)
	2014	23.416	to	241.172	38,120	1,076,911	3.37	0.70	to	0.90	5.32	to	5.11
Pioneer Equity Income VCT Class I
	2018	203.841	to	203.841	4,207	857,635	2.43	0.75	to	0.75	(8.59)	to	(8.59)
	2017	222.999	to	222.999	4,159	927,552	1.74	0.75	to	0.75	15.46	to	15.46
	2016	193.143	to	193.143	4,107	793,144	2.09	0.75	to	0.75	19.80	to	19.80
	2015	161.220	to	161.220	4,036	650,614	2.07	0.75	to	0.75	0.49	to	0.49
	2014	160.428	to	160.428	4,023	645,452	3.00	0.75	to	0.75	13.07	to	13.07
Pioneer Equity Income VCT Class II
	2018	24.107	to	24.107	19,170	462,125	2.09	0.70	to	0.70	(9.41)	to	(9.41)
	2017	26.612	to	26.612	24,149	642,622	1.47	0.70	to	0.70	14.38	to	14.38
	2016	23.267	to	23.267	24,509	570,282	1.83	0.70	to	0.70	18.70	to	18.70
	2015	19.602	to	19.602	25,088	491,789	1.92	0.70	to	0.70	(0.48)	to	(0.48)
	2014	19.696	to	19.696	21,576	424,966	2.66	0.70	to	0.70	11.97	to	11.97
Pioneer Fund VCT Class I
	2018	25.743	to	337.987	113,691	3,703,150	1.13	0.70	to	0.90	(2.20)	to	(2.40)
	2017	26.322	to	346.287	121,010	4,003,038	1.18	0.70	to	0.90	20.87	to	20.63
	2016	21.777	to	287.064	128,596	3,726,824	1.32	0.70	to	0.90	9.05	to	8.83
	2015	19.969	to	263.762	138,606	3,681,028	1.09	0.70	to	0.90	(0.76)	to	(0.96)
	2014	20.122	to	266.309	145,107	3,903,369	1.20	0.70	to	0.90	10.26	to	10.04

39

Symetra Separate Account SL
Notes to Financial Statements
6. ACCUMULATION UNIT VALUES (continued)

		As of December 31,					For the year ended December 31, 2018
Sub-Account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return[4]
Pioneer High Yield VCT Class I
	2018	$179.073	to	$179.073	4	$637	4.70%	0.75%	to	0.75%	(3.31)%	to	(3.31)%
	2017	185.205	to	185.205	6	1,062	4.59	0.75	to	0.75	7.26	to	7.26
	2016	172.666	to	172.666	8	1,334	4.93	0.75	to	0.75	14.27	to	14.27
	2015	151.104	to	151.104	10	1,544	4.73	0.75	to	0.75	(3.95)	to	(3.95)
	2014	157.311	to	157.311	13	1,988	4.71	0.75	to	0.75	0.09	to	0.09
Pioneer High Yield VCT Class II
	2018	18.777	to	18.777	7,049	132,374	4.46	0.70	to	0.70	(4.62)	to	(4.62)
	2017	19.687	to	19.687	7,414	145,960	4.31	0.70	to	0.70	6.28	to	6.28
	2016	18.524	to	18.524	7,643	141,553	4.60	0.70	to	0.70	13.01	to	13.01
	2015	16.392	to	16.392	3,883	63,657	4.50	0.70	to	0.70	(4.91)	to	(4.91)
	2014	17.239	to	17.239	3,304	56,956	4.49	0.70	to	0.70	(0.99)	to	(0.99)
Pioneer Mid Cap Value VCT Class I
	2018	28.332	to	333.247	35,627	1,110,718	0.72	0.70	to	0.90	(19.91)	to	(20.07)
	2017	35.373	to	416.912	37,559	1,502,370	0.82	0.70	to	0.90	12.38	to	12.16
	2016	31.475	to	371.708	40,020	1,555,174	0.72	0.70	to	0.90	15.74	to	15.51
	2015	27.194	to	321.785	44,226	1,496,824	0.81	0.70	to	0.90	(6.80)	to	(6.98)
	2014	29.177	to	345.941	48,452	1,737,641	0.88	0.70	to	0.90	14.29	to	14.06
Pioneer Real Estate VCT Class I
	2018	179.558	to	179.558	2,363	424,375	2.75	0.75	to	0.75	(7.24)	to	(7.24)
	2017	193.564	to	193.564	2,337	452,432	2.58	0.75	to	0.75	3.50	to	3.50
	2016	187.010	to	187.010	2,310	431,960	3.53	0.75	to	0.75	6.06	to	6.06
	2015	176.333	to	176.333	2,283	402,535	4.35	0.75	to	0.75	4.79	to	4.79
	2014	168.270	to	168.270	445	74,910	2.60	0.75	to	0.75	30.87	to	30.87
Pioneer Real Estate VCT Class II
	2018	16.877	to	16.877	28,650	483,527	2.43	0.70	to	0.70	(8.19)	to	(8.19)
	2017	18.382	to	18.382	30,580	562,116	2.31	0.70	to	0.70	2.58	to	2.58
	2016	17.920	to	17.920	29,800	534,043	3.22	0.70	to	0.70	5.08	to	5.08
	2015	17.053	to	17.053	33,188	565,958	2.06	0.70	to	0.70	3.79	to	3.79
	2014	16.430	to	16.430	35,932	590,379	2.34	0.70	to	0.70	29.65	to	29.65
Pioneer Select Mid Cap Growth VCT Class I
	2018	30.712	to	454.695	127,767	5,391,597	—	0.70	to	0.90	(7.14)	to	(7.32)
	2017	33.072	to	490.630	154,525	6,824,685	0.08	0.70	to	0.90	29.12	to	28.87
	2016	25.613	to	380.725	163,276	6,277,180	—	0.70	to	0.90	3.01	to	2.81
	2015	24.864	to	370.326	176,253	6,692,340	—	0.70	to	0.90	0.92	to	0.72
	2014	24.637	to	367.684	183,662	6,763,297	—	0.70	to	0.90	8.67	to	8.45
Pioneer Strategic Income VCT Class I
	2018	167.712	to	167.712	499	83,715	3.24	0.75	to	0.75	(1.78)	to	(1.78)
	2017	170.752	to	170.752	504	86,116	3.61	0.75	to	0.75	5.01	to	5.01
	2016	162.605	to	162.605	510	82,769	3.51	0.75	to	0.75	7.60	to	7.60
	2015	151.124	to	151.124	515	77,730	3.19	0.75	to	0.75	(1.27)	to	(1.27)
	2014	153.074	to	153.074	520	79,549	3.66	0.75	to	0.75	3.97	to	3.97
40

Symetra Separate Account SL
Notes to Financial Statements
6. ACCUMULATION UNIT VALUES (continued)

		As of December 31,					For the year ended December 31, 2018
Sub-Account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return[4]
Pioneer Strategic Income VCT Class II
	2018	$17.193	to	$17.193	11,757	$202,130	3.01%	0.70%	to	0.70%	(2.62)%	to	(2.62)%
	2017	17.656	to	17.656	15,366	271,287	3.36	0.70	to	0.70	4.02	to	4.02
	2016	16.973	to	16.973	16,258	275,878	3.25	0.70	to	0.70	6.59	to	6.59
	2015	15.924	to	15.924	18,059	287,522	2.95	0.70	to	0.70	(2.20)	to	(2.20)
	2014	16.283	to	16.283	20,117	327,530	3.43	0.70	to	0.70	2.99	to	2.99
Templeton Developing Markets VIP Fund - Class 1
	2018	95.363	to	95.363	517	49,273	1.13	0.75	to	0.75	(15.44)	to	(15.44)
	2017	112.779	to	112.779	524	59,072	1.18	0.75	to	0.75	40.65	to	40.65
	2016	80.184	to	80.184	531	42,564	1.07	0.75	to	0.75	17.79	to	17.79
	2015	68.072	to	68.072	781	53,138	2.33	0.75	to	0.75	(19.42)	to	(19.42)
	2014	84.480	to	84.480	1,016	85,835	1.78	0.75	to	0.75	(8.09)	to	(8.09)
Templeton Developing Markets VIP Fund - Class 2
	2018	24.290	to	24.290	34,657	841,815	0.87	0.70	to	0.70	(16.39)	to	(16.39)
	2017	29.050	to	29.050	36,178	1,050,952	0.97	0.70	to	0.70	39.44	to	39.44
	2016	20.834	to	20.834	37,166	774,364	0.82	0.70	to	0.70	16.63	to	16.63
	2015	17.864	to	17.864	37,793	675,152	2.01	0.70	to	0.70	(20.16)	to	(20.16)
	2014	22.376	to	22.376	37,044	828,902	1.51	0.70	to	0.70	(9.03)	to	(9.03)
Templeton Global Bond VIP Fund - Class 1
	2018	179.815	to	179.815	691	124,251	—	0.75	to	0.75	2.21	to	2.21
	2017	175.919	to	175.919	704	123,790	—	0.75	to	0.75	2.15	to	2.15
	2016	172.209	to	172.209	716	123,386	—	0.75	to	0.75	3.21	to	3.21
	2015	166.856	to	166.856	730	121,765	7.92	0.75	to	0.75	(4.10)	to	(4.10)
	2014	173.991	to	173.991	2,809	488,667	5.08	0.75	to	0.75	2.12	to	2.12
Templeton Global Bond VIP Fund - Class 2
	2018	19.630	to	19.630	7,824	153,591	—	0.70	to	0.70	1.22	to	1.22
	2017	19.393	to	19.393	8,178	158,601	—	0.70	to	0.70	1.22	to	1.22
	2016	19.160	to	19.160	9,512	182,252	—	0.70	to	0.70	2.22	to	2.22
	2015	18.743	to	18.743	14,279	267,643	7.58	0.70	to	0.70	(4.97)	to	(4.97)
	2014	19.724	to	19.724	15,379	303,345	5.13	0.70	to	0.70	1.12	to	1.12
Templeton Growth VIP Fund - Class 1
	2018	121.952	to	121.952	678	82,647	2.22	0.75	to	0.75	(14.61)	to	(14.61)
	2017	142.813	to	142.813	689	98,456	1.83	0.75	to	0.75	18.77	to	18.77
	2016	120.246	to	120.246	689	82,869	2.59	0.75	to	0.75	9.90	to	9.90
	2015	109.415	to	109.415	1,128	123,416	2.85	0.75	to	0.75	(6.24)	to	(6.24)
	2014	116.693	to	116.693	1,132	132,086	1.84	0.75	to	0.75	(2.53)	to	(2.53)
Templeton Growth VIP Fund - Class 2
	2018	17.859	to	17.859	7,241	129,322	2.09	0.70	to	0.70	(15.45)	to	(15.45)
	2017	21.122	to	21.122	8,834	186,581	1.60	0.70	to	0.70	17.68	to	17.68
	2016	17.949	to	17.949	8,742	156,911	2.08	0.70	to	0.70	8.85	to	8.85
	2015	16.489	to	16.489	9,401	155,016	2.68	0.70	to	0.70	(7.14)	to	(7.14)
	2014	17.756	to	17.756	10,437	185,317	1.40	0.70	to	0.70	(3.49)	to	(3.49)

41

Symetra Separate Account SL
Notes to Financial Statements
6. ACCUMULATION UNIT VALUES (continued)

		As of December 31,					For the year ended December 31, 2018
Sub-Account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return[4]
Vanguard Balanced
	2018	$198.968	to	$198.968	4,203	$836,172	2.34%	0.75%	to	0.75%	(3.41)%	to	(3.41)%
	2017	205.991	to	205.991	4,147	854,235	2.31	0.75	to	0.75	14.72	to	14.72
	2016	179.563	to	179.563	4,086	733,782	2.47	0.75	to	0.75	11.01	to	11.01
	2015	161.751	to	161.751	4,009	648,433	0.25	0.75	to	0.75	0.09	to	0.09
	2014	161.603	to	161.603	17	2,790	2.35	0.75	to	0.75	9.84	to	9.84
Vanguard Diversified Value[1]
	2018	167.643	to	167.643	—	—	—	0.75	to	0.75	(9.12)	to	(9.12)
	2017	184.457	to	184.457	—	—	—	0.75	to	0.75	13.16	to	13.16
	2016	163.011	to	163.011	—	—	—	0.75	to	0.75	12.96	to	12.96
	2015	144.303	to	144.303	—	—	2.58	0.75	to	0.75	(2.45)	to	(2.45)
	2014	147.934	to	147.934	4,230	625,795	2.17	0.75	to	0.75	9.83	to	9.83
Vanguard Equity Income
	2018	213.952	to	213.952	482	103,212	2.28	0.75	to	0.75	(5.96)	to	(5.96)
	2017	227.523	to	227.523	487	110,897	2.46	0.75	to	0.75	18.25	to	18.25
	2016	192.412	to	192.412	492	94,747	2.60	0.75	to	0.75	15.07	to	15.07
	2015	167.216	to	167.216	497	83,189	2.59	0.75	to	0.75	0.85	to	0.85
	2014	165.805	to	165.805	503	83,342	2.28	0.75	to	0.75	11.41	to	11.41
Vanguard Equity Index
	2018	10.976	to	212.066	283,954	4,444,649	1.09	—	to	0.75	(4.51)	to	(4.51)
	2017	11.494	to	222.073	46,585	1,913,017	1.49	—	to	0.75	(93.70)	to	21.66
	2016	182.541	to	182.541	6,458	1,178,899	2.20	0.75	to	0.75	11.81	to	11.81
	2015	163.259	to	163.259	6,528	1,065,830	1.19	0.75	to	0.75	1.27	to	1.27
	2014	161.218	to	161.218	756	121,888	1.68	0.75	to	0.75	13.51	to	13.51
Vanguard High Yield Bond
	2018	185.200	to	185.200	472	87,483	4.75	0.75	to	0.75	(2.73)	to	(2.73)
	2017	190.400	to	190.400	477	90,872	4.78	0.75	to	0.75	7.00	to	7.00
	2016	177.936	to	177.936	482	85,797	5.28	0.75	to	0.75	11.35	to	11.35
	2015	159.794	to	159.794	487	77,842	5.24	0.75	to	0.75	(1.58)	to	(1.58)
	2014	162.356	to	162.356	2,774	450,423	5.28	0.75	to	0.75	4.40	to	4.40
Vanguard International
	2018	135.427	to	135.427	1,293	175,117	0.77	0.75	to	0.75	(12.61)	to	(12.61)
	2017	154.975	to	154.975	1,311	203,159	1.05	0.75	to	0.75	42.67	to	42.67
	2016	108.622	to	108.622	1,316	142,930	1.41	0.75	to	0.75	1.88	to	1.88
	2015	106.621	to	106.621	1,780	189,771	1.83	0.75	to	0.75	(0.77)	to	(0.77)
	2014	107.446	to	107.446	2,211	237,550	1.45	0.75	to	0.75	(6.05)	to	(6.05)
Vanguard Mid-Cap Index
	2018	10.217	to	210.556	124,016	1,702,544	0.86	—	to	0.75	(9.33)	to	(9.33)
	2017	11.268	to	232.220	38,843	913,187	0.79	—	to	0.75	(94.22)	to	19.08
	2016	195.013	to	195.013	2,127	414,866	1.36	0.75	to	0.75	11.11	to	11.11
	2015	175.507	to	175.507	2,303	404,272	1.01	0.75	to	0.75	(1.43)	to	(1.43)
	2014	178.062	to	178.062	648	115,301	0.70	0.75	to	0.75	13.59	to	13.59

42

Symetra Separate Account SL
Notes to Financial Statements
6. ACCUMULATION UNIT VALUES (continued)

		As of December 31,					For the year ended December 31, 2018
Sub-Account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return[4]
Vanguard Real Estate Index[1]
	2018	$183.711	to	$183.711	250	$45,890	2.99%	0.75%	to	0.75%	(5.35)%	to	(5.35)%
	2017	194.099	to	194.099	269	52,199	2.43	0.75	to	0.75	4.78	to	4.78
	2016	185.250	to	185.250	273	50,568	2.56	0.75	to	0.75	8.36	to	8.36
	2015	170.965	to	170.965	509	86,986	1.75	0.75	to	0.75	2.22	to	2.22
	2014	167.246	to	167.246	719	120,228	3.32	0.75	to	0.75	30.11	to	30.11
Vanguard Small Company Growth
	2018	249.000	to	249.000	91	22,775	0.39	0.75	to	0.75	(7.26)	to	(7.26)
	2017	268.498	to	268.498	94	25,201	0.46	0.75	to	0.75	23.46	to	23.46
	2016	217.472	to	217.472	88	19,052	0.35	0.75	to	0.75	14.94	to	14.94
	2015	189.210	to	189.210	190	35,890	0.35	0.75	to	0.75	(2.75)	to	(2.75)
	2014	194.565	to	194.565	286	55,621	0.29	0.75	to	0.75	3.38	to	3.38
Vanguard Total Bond Market Index
	2018	146.550	to	146.550	34	4,975	2.32	0.75	to	0.75	(0.13)	to	(0.13)
	2017	146.740	to	146.740	35	5,121	2.38	0.75	to	0.75	3.48	to	3.48
	2016	141.803	to	141.803	36	5,167	2.30	0.75	to	0.75	2.47	to	2.47
	2015	138.384	to	138.384	38	5,275	2.26	0.75	to	0.75	0.33	to	0.33
	2014	137.924	to	137.924	40	5,488	2.47	0.75	to	0.75	5.89	to	5.89
Vanguard Total Stock Market Index
	2018	10.860	to	212.498	755,374	8,256,214	0.70	—	to	0.75	(5.33)	to	(5.34)
	2017	11.472	to	224.481	215,725	2,532,442	0.13	—	to	0.75	(93.82)	to	20.97
	2016	185.572	to	185.572	281	52,192	1.45	0.75	to	0.75	12.56	to	12.56
	2015	164.871	to	164.871	672	110,766	1.26	0.75	to	0.75	0.37	to	0.37
	2014	164.265	to	164.265	1,040	170,815	1.35	0.75	to	0.75	12.29	to	12.29
Voya Global Equity Portfolio - Class S
	2018	23.297	to	293.396	3,153	352,002	4.35	0.70	to	0.90	(9.75)	to	(9.93)
	2017	25.814	to	325.752	3,466	493,186	2.40	0.70	to	0.90	22.58	to	22.34
	2016	21.059	to	266.274	4,465	662,173	2.54	0.70	to	0.90	5.03	to	4.81
	2015	20.051	to	254.042	5,060	649,142	0.50	0.70	to	0.90	—	to	—
VY JPMorgan Emerging Markets Equity Portfolio Initial
	2018	33.111	to	268.596	4,346	585,030	0.81	0.70	to	0.90	(17.17)	to	(17.34)
	2017	39.975	to	324.928	4,660	757,006	0.66	0.70	to	0.90	42.36	to	42.08
	2016	28.080	to	228.697	4,789	562,573	1.46	0.70	to	0.90	12.47	to	12.25
	2015	24.966	to	203.743	4,922	534,575	1.53	0.70	to	0.90	(16.15)	to	(16.32)
	2014	29.774	to	243.468	5,175	659,894	1.17	0.70	to	0.90	0.41	to	0.22
Wanger USA
	2018	49.402	to	49.402	8,878	438,603	0.10	0.70	to	0.70	(2.15)	to	(2.15)
	2017	50.489	to	50.489	9,585	483,946	—	0.70	to	0.70	18.75	to	18.75
	2016	42.517	to	42.517	10,541	448,232	—	0.70	to	0.70	12.90	to	12.90
	2015	37.660	to	37.660	11,342	427,157	—	0.70	to	0.70	(1.30)	to	(1.30)
	2014	38.157	to	38.157	17,137	653,918	—	0.70	to	0.70	4.05	to	4.05

43

Symetra Separate Account SL
Notes to Financial Statements
6. ACCUMULATION UNIT VALUES (continued)

[1]	Reference Note 1 of the financial statements for additional information pertaining to this sub-account.

[2]
These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying Mutual Fund, net of management fees assessed by the Mutual Fund manager, divided by the trading days average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the Unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Mutual Fund in which the sub-accounts invest.

[3]
These amounts represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense risk charges and asset related administration charges, for the period indicated. The ratios include only those expenses that result in a direct reduction to Unit values. Charges made directly to contract owner accounts through the redemption of Units and expenses of the underlying Mutual Fund are excluded.

[4]
These amounts represent the total return for the periods indicated, including changes in the value of the underlying Mutual Funds, and reflect deductions for all items included in the expense ratio with the exception of Mutual Fund reorganization. Mutual Funds that have reorganized during the year present information through the time of reorganization. The total return ratio does not include any expenses assessed through the redemption of Units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. The total return is calculated for the period indicated or from the effective commencement date through the end of the reporting period.

44

Symetra Separate Account SL
Notes to Financial Statements

7.SUBSEQUENT EVENTS
The Separate Account has evaluated subsequent events through April 30, 2019, the date which the Separate Account’s financial statements were available to be issued.

45

SYMETRA LIFE INSURANCE COMPANY
CONSOLIDATED FINANCIAL STATEMENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholder and Board of Directors of Symetra Life Insurance Company

Opinion on the Financial Statements
We have audited the accompanying consolidated balance sheets of Symetra Life Insurance Company (the Company) as of December 31, 2018 and 2017, the related consolidated statements of income (loss), comprehensive income (loss), changes in stockholder’s equity and cash flows for the years ended December 31, 2018 and 2017 and the period from February 1, 2016 to December 31, 2016 (Successor) and for the period from January 1, 2016 to January 31, 2016 (Predecessor), and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2018 and 2017, and the results of its operations and its cash flows for the years ended December 31, 2018 and 2017 and the period from February 1, 2016 to December 31, 2016 (Successor) and for the period from January 1, 2016 to January 31, 2016 (Predecessor), in conformity with U.S. generally accepted accounting principles.

Application of Pushdown Accounting
As discussed in Note 1 to the consolidated financial statements, the Company’s parent, Symetra Financial Corporation, became a wholly owned subsidiary of Sumitomo Life Insurance Company on February 1, 2016. The Company elected to apply “pushdown” accounting as of that date and as such the impacts of the sale transaction have been reflected herein.

Adoption of ASU No. 2016-01, “Recognition and Measurement of Financial Assets and Financial Liabilities
As discussed in Note 2 to the consolidated financial statements, the Company changed its accounting for the recognition and measurement of equity securities as a result of the adoption of the amendments to the FASB Accounting Standards Codification resulting from Accounting Standards Update No. 2016-01, “Recognition and Measurement of Financial Assets and Financial Liabilities,” effective January 1, 2018. Our opinion is not modified with respect to this matter.

Basis for Opinion
These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP

We have served as the Company’s auditor since 1987.
Seattle, Washington
March 27, 2019

SYMETRA LIFE INSURANCE COMPANY
CONSOLIDATED BALANCE SHEETS
(In millions, except share and per share data)

	As of December 31, 2018	As of December 31, 2017

ASSETS
Investments:
Fixed Maturities:
Available-for-sale, at fair value (amortized cost: $30,654.7 and $29,599.2, respectively)	$30,179.3	$30,281.3
Trading securities, at fair value	1,095.8	—
Marketable equity securities, at fair value	97.7	755.7
Mortgage loans, net	6,485.1	6,241.2
Policy loans and other invested assets	74.7	54.5
Investments in limited partnerships	130.1	173.0
Derivatives, at fair value	178.9	339.1
Total investments	38,241.6	37,844.8
Cash and cash equivalents	227.3	347.5
Accrued investment income	328.7	335.2
Reinsurance recoverables	6,228.8	318.2
DAC and VOBA	1,023.0	696.2
Receivables and other assets	244.3	216.3
Other intangible assets, net	1,170.7	1,254.9
Goodwill	563.0	563.0
Deferred income tax assets, net	29.8	—
Separate account assets	904.3	978.1
Total assets	$48,961.5	$42,554.2
LIABILITIES AND STOCKHOLDER'S EQUITY
Funds held under deposit contracts	$37,404.5	$35,345.9
Future policy benefits	523.2	498.8
Policy and contract claims	203.0	196.6
Other policyholders' funds	149.3	117.9
Funds withheld liability	5,589.9	—
Deferred income tax liabilities, net	—	251.1
Other liabilities	476.5	601.3
Separate account liabilities	904.3	978.1
Total liabilities	45,250.7	37,989.7
Commitments and contingencies (Note 11)
Common stock, $250 par value; 20,000 shares authorized, issued, and outstanding	5.0	5.0
Additional paid-in capital	3,867.5	3,867.5
Retained earnings	159.0	140.9
Accumulated other comprehensive income (loss), net of taxes	(320.7)	551.1
Total stockholder's equity	3,710.8	4,564.5
Total liabilities and stockholder's equity	$48,961.5	$42,554.2
See accompanying notes.

SYMETRA LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF INCOME (LOSS)
(In millions)

	Successor Company			Predecessor Company
	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	February 1 to December 31, 2016	January 1 to January 31, 2016
Revenues:
Premiums	$1,013.3	$899.5	$717.5	$61.2
Net investment income	1,205.8	1,284.1	1,101.3	109.7
Policy fees, contract charges, and other	312.3	272.7	220.1	18.3
Net realized gains (losses):
Total other-than-temporary impairment losses on securities	(9.0)	(6.5)	(10.6)	(3.8)
Less: portion recognized in other comprehensive income	1.2	0.1	(0.1)	—
Net impairment losses on securities recognized in earnings	(7.8)	(6.4)	(10.7)	(3.8)
Other net realized gains (losses)	(242.4)	8.3	(99.6)	(23.1)
Net realized gains (losses)	(250.2)	1.9	(110.3)	(26.9)
Total revenues	2,281.2	2,458.2	1,928.6	162.3
Benefits and expenses:
Policyholder benefits and claims	876.4	758.7	568.8	48.4
Interest credited	858.3	973.6	867.8	84.9
Other underwriting and operating expenses	492.8	452.5	406.6	33.0
Amortization of DAC and VOBA	91.7	74.3	59.7	8.6
Amortization of intangible assets	84.5	84.4	77.4	0.2
Total benefits and expenses	2,403.7	2,343.5	1,980.3	175.1
Income (loss) from operations before income taxes	(122.5)	114.7	(51.7)	(12.8)
Provision (benefit) for income taxes:
Current	3.2	9.0	19.1	(24.2)
Deferred	(79.5)	(154.4)	(89.6)	15.3
Total provision (benefit) for income taxes	(76.3)	(145.4)	(70.5)	(8.9)
Net income (loss)	$(46.2)	$260.1	$18.8	$(3.9)
See accompanying notes.

SYMETRA LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
(In millions)

	Successor Company			Predecessor Company
	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	February 1 to December 31, 2016	January 1 to January 31, 2016
Net income (loss)	$(46.2)	$260.1	$18.8	$(3.9)
Other comprehensive income (loss), net of taxes and reclassification adjustments:
Changes in unrealized gains (losses) on available-for-sale securities (net of taxes of: 2018 $(251.2); 2017 $190.4; 2016 Successor $74.1; 2016 Predecessor $61.0)	(945.1)	411.5	137.7	113.3
Other-than-temporary impairments on fixed maturities not related to credit losses (net of taxes of: 2018 $(0.3); 2017 $0.0; 2016 Successor $(0.1); 2016 Predecessor $0.0)	(0.9)	(0.1)	(0.3)	—
Impact of net unrealized (gains) losses on DAC and VOBA (net of taxes of: 2018 $39.8; 2017 $(17.0); 2016 Successor $(7.5); 2016 Predecessor $(13.1))	149.6	(41.9)	(14.0)	(24.4)
Impact of cash flow hedges (net of taxes of: 2018 $10.3; 2017 $(21.2); 2016 Successor $9.5; 2016 Predecessor $13.6)	38.9	(41.1)	17.7	25.2
Other comprehensive income (loss)	(757.5)	328.4	141.1	114.1
Total comprehensive income (loss)	$(803.7)	$588.5	$159.9	$110.2
See accompanying notes.

SYMETRA LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY
(In millions)

	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income	Total Stockholder's Equity
Predecessor Company
January 1, 2016	$5.0	$1,653.0	$980.1	$518.1	$3,156.2
Net loss	—	—	(3.9)	—	(3.9)
Other comprehensive income	—	—	—	114.1	114.1
Capital contributions	—	0.4	—	—	0.4
Balances as of January 31, 2016	$5.0	$1,653.4	$976.2	$632.2	$3,266.8
____________________________________________________________________________________________

	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income	Total Stockholder's Equity
Successor Company
February 1, 2016	$5.0	$3,941.1	$—	$—	$3,946.1
Net income	—	—	18.8	—	18.8
Other comprehensive income	—	—	—	141.1	141.1
Dividends declared	—	(53.7)	(26.3)	—	(80.0)
Balances as of December 31, 2016	$5.0	$3,887.4	$(7.5)	$141.1	$4,026.0

	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income	Total Stockholder's Equity
Successor Company
January 1, 2017	$5.0	$3,887.4	$(7.5)	$141.1	$4,026.0
Net income	—	—	260.1	—	260.1
Other comprehensive income	—	—	—	328.4	328.4
Dividends declared	—	(19.9)	(30.1)	—	(50.0)
Adoption of new accounting standard	—	—	(81.6)	81.6	—
Balances as of December 31, 2017	$5.0	$3,867.5	$140.9	$551.1	$4,564.5

	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income	Total Stockholder's Equity
Successor Company
January 1, 2018	$5.0	$3,867.5	$140.9	$551.1	$4,564.5
Net loss	—	—	(46.2)	—	(46.2)
Other comprehensive loss	—	—	—	(757.5)	(757.5)
Dividends declared	—	—	(50.0)	—	(50.0)
Adoption of new accounting standard	—	—	114.3	(114.3)	—
Balances as of December 31, 2018	$5.0	$3,867.5	$159.0	$(320.7)	$3,710.8
See accompanying notes.

SYMETRA LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In millions)

	Successor Company					Predecessor Company
	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	February 1 to December 31, 2016			January 1 to January 31, 2016
Cash flows from operating activities
Net income (loss)	$(46.2)	$260.1	$18.8			$(3.9)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Net realized (gains) losses	250.2	(1.9)	110.3			26.9
Accretion and amortization of invested assets, net	233.6	295.2	292.9			8.3
Amortization of intangible assets	84.5	84.4	77.4			0.2
Deferred income tax provision (benefit)	(79.5)	(154.4)	(89.6)			15.3
Interest credited on deposit contracts	858.3	973.6	867.8			84.9
Mortality and expense charges and administrative fees	(275.4)	(239.0)	(175.2)			(13.6)
Payment at inception of reinsurance transaction	(360.0)	—	—			—
Other changes in:
DAC and VOBA	(168.9)	(165.6)	(155.6)			(11.0)
Future policy benefits	40.0	28.9	17.8			(2.7)
Other policyholder reserves	35.5	84.3	47.1			3.6
Policy and contract claims	6.4	43.8	8.6			(6.1)
Funds withheld liability	(142.3)	—	—			—
Other assets and liabilities	176.6	(78.0)	10.0			(46.4)
Other, net	(6.2)	(6.1)	6.1			(8.4)
Total adjustments	652.8	865.2	1,017.6			51.0
Net cash provided by (used in) operating activities	606.6	1,125.3	1,036.4			47.1
Cash flows from investing activities
Purchases of:
Fixed maturities – available-for-sale	(7,753.0)	(6,759.0)	(5,294.0)			(437.6)
Fixed maturities – trading	(1,116.8)	—	—			—
Marketable equity securities	(293.0)	(168.8)	(114.5)			(11.1)
Derivatives and other investments	(234.2)	(177.9)	(133.6)			(5.6)
Issuances of mortgage loans	(865.1)	(1,019.1)	(1,046.1)			(45.4)
Sales of fixed maturities – available-for-sale	3,293.5	2,512.3	1,672.0			193.0
Sales of fixed maturities – trading	780.5	—	—	—	—	—
Sales of marketable equity securities	938.0	229.6	—			9.6
Maturities, calls, paydowns, and other repayments	2,409.3	2,560.5	1,873.0			129.8
Cash received for sales/settlements of derivatives and other investments	233.2	245.2	85.9			20.3
Repayments of mortgage loans	578.6	420.7	377.4			33.9
Cash received (pledged or returned) as collateral, net	(168.4)	54.9	166.0			(19.7)
Other, net	(25.3)	(43.1)	(11.0)			0.6
Net cash provided by (used in) investing activities	(2,222.7)	(2,144.7)	(2,424.9)			(132.2)
Cash flows from financing activities
Policyholder account balances:
Deposits	4,374.5	3,689.8	3,715.4			365.4
Withdrawals	(2,778.3)	(2,620.9)	(2,173.8)			(169.1)
Cash dividends paid on common stock	(50.0)	(29.1)	(80.0)			—
Other, net	—	—	—			(1.2)
Net cash provided by (used in) financing activities	1,546.2	1,039.8	1,461.6			195.1
Net increase (decrease) in cash, cash equivalents, and restricted cash	(69.9)	20.4	73.1			110.0
Cash, cash equivalents, and restricted cash at beginning of period	348.3	327.9	254.8			144.8
Cash, cash equivalents, and restricted cash at end of period	$278.4	$348.3	$327.9			$254.8
Supplemental disclosures of cash flow information
Net cash paid (received) during the year for:
Income taxes	(19.3)	28.2	(4.5)			—
Non-cash transactions during the period:
Fixed maturities exchanges	1,397.0	649.2	309.1			11.1
Cash, cash equivalents, and restricted cash reconciliation
Cash and cash equivalents	$227.3	$347.5	$326.2			$254.0
Restricted cash, included in receivables and other assets	51.1	0.8	1.7			0.8
Total cash, cash equivalents, and restricted cash	$278.4	$348.3	$327.9			$254.8
See accompanying notes.

SYMETRA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in millions, unless otherwise stated)

1. Description of Business
The accompanying financial statements include, on a consolidated basis, the accounts of Symetra Life Insurance Company (Symetra Life) and its three wholly-owned subsidiaries, Symetra National Life Insurance Company, First Symetra National Life Insurance Company of New York, and Symetra Reinsurance Corporation, collectively referred to as "Symetra" or "the Company." Symetra Life is a stock life insurance company and a wholly-owned subsidiary of Symetra Financial Corporation, a Delaware corporation, referred to as "the Parent."
Symetra offers products and services that serve the retirement, employment-based benefits and life insurance markets. These products and services are marketed through financial institutions, broker-dealers, benefits consultants, and independent agents and advisors in all 50 states and the District of Columbia.
The Company's principal products include fixed and fixed indexed deferred annuities, single premium immediate annuities (SPIA), medical stop-loss insurance, group life and disability income (DI) insurance, group fixed-payment insurance, universal life insurance, including indexed universal life insurance, and institutional life insurance including bank-owned life insurance (BOLI) and variable corporate owned life insurance (COLI).
On February 1, 2016 (the Merger Date), the Parent became a wholly-owned subsidiary of Sumitomo Life Insurance Company, an event which is referred to as the Merger. The Merger was accounted for under the acquisition method of accounting (purchase accounting, or PGAAP).
These financial statements include information as of December 31, 2018 and 2017, for the years ended December 31, 2018 and 2017, and for the period February 1 to December 31, 2016 that relates to the Successor Company, following completion of the Merger. Information for the period January 1 to January 31, 2016 relates to the Predecessor Company. Amounts are generally not comparable between the Successor Company and Predecessor Company due to the application of purchase accounting.
Reinsurance Transaction
In September 2018, the Company entered into a 100% modified coinsurance reinsurance agreement with Resolution Re Ltd. (the Reinsurance Transaction) for $6.8 billion of its in force income annuities, including all of its structured settlement annuities (the Closed Block). The transaction reduced the Company's exposure to long-term interest rate risk associated with the long-tail nature of the reinsured business.
The Company discontinued selling structured settlements in 2012. Retail SPIA policies issued after September 30, 2017 were not included in this agreement, and the Company continues to sell these products as part of its retirement product offerings.
Under terms of the agreement, the Company continues to service the reinsured business and hold the associated invested assets and policyholder liabilities on its balance sheets. Resolution Re Ltd. is responsible for asset management, subject to investment management guidelines. Refer to Note 13 for further discussion.
2. Summary of Significant Accounting Policies
Basis of Presentation and Use of Estimates
The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (GAAP). All significant intercompany transactions and balances between Symetra Life and its subsidiaries have been eliminated. Certain reclassifications have been made to prior year financial information to conform to the current period presentation. The Company adjusted its segment information to reflect its new reportable segments following the execution of the Reinsurance Transaction in the third quarter of 2018. Refer to Note 13 for further discussion.
The preparation of financial statements in conformity with GAAP requires the Company to make estimates and assumptions that may affect the amounts reported in the consolidated financial statements and accompanying notes. The most significant estimates include those used to determine the following: valuation of investments carried at fair value; the balance, recoverability and amortization of deferred policy acquisition costs (DAC) and value of business acquired (VOBA); the liabilities for funds held under deposit contracts, future policy benefits, and policy and contract claims; recoverability of goodwill and intangible assets; valuation of the deposit asset, funds withheld liability and embedded derivative related to the Reinsurance Transaction; and valuation of deferred tax assets. The recorded amounts reflect management’s best estimates, though actual results could differ from those estimates.

SYMETRA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in millions, unless otherwise stated)

Recognition of Insurance Revenue and Related Benefits
The Company’s group insurance policies, which include medical stop-loss, and group life and DI, are short-duration contracts. Group life and DI business includes group life insurance and short- and long-term disability products. Premiums from these products are recognized as revenue when earned over the life of the policy. Policyholder claims are charged to operations as incurred.
Traditional individual life insurance products, including term life insurance products, are long-duration contracts, and the associated premiums and benefits are fixed. Premiums from these products are considered earned and recognized as revenue when due. Reserves are associated with earned premiums such that profits are recognized over the life of the contracts.
Deposits related to universal life (UL) insurance products and investment-type products are credited to policyholder account balances and reflected as liabilities, rather than as premium income, when received. Investment-type products include fixed deferred annuities, SPIA, and structured settlements.
Revenues from UL insurance and investment-type products consist of net investment income on the policyholders’ fund balances, and amounts assessed for cost of insurance, policy administration, and surrender charges. These assessments are recorded in policy fees, contract charges, and other in the consolidated statements of income (loss). Expenses charged to operations for these products include interest credited and claims in excess of related policyholder account balances. These amounts are expensed as incurred.
Revenue from variable annuities, life and COLI products include mortality and expense, policy administration and surrender charges. These fees are charged to policyholders’ accounts based upon the daily net assets of the policyholders’ account values and are recognized as revenue in policy fees, contract charges, and other in the consolidated statements of income (loss) when assessed.
Separate Account Assets and Liabilities
Separate account balances relate to the Company's variable products. Separate account assets are reported at fair value and represent funds that are invested on behalf of the Company’s variable product policyholders. The assets of each separate account are legally segregated and are not subject to claims that arise out of the Company’s other business activities. Investment risks associated with market value changes are borne by the policyholder, except to the extent of death benefits guaranteed by the Company with respect to certain accounts. Net investment income and realized gains and losses accrue directly to the policyholders and are not included in the Company’s revenues. Separate account liabilities represent the policyholders' account balances in the separate account.
For variable annuity contracts with guaranteed minimum death benefits (GMDB), the Company contractually guarantees death benefits that may exceed the policyholder's account balance. The Company reinsures most of the GMDB risk on its variable annuity contracts.
Funds Held Under Deposit Contracts
Funds held under deposit contracts includes liabilities for fixed deferred annuity contracts, fixed indexed annuities (FIA), SPIA, structured settlement annuities, and UL policies, including BOLI. For the Successor Company, these liabilities also include PGAAP-related adjustments discussed below.
Liabilities for fixed deferred annuity contracts, and the fixed account portion of FIA and universal life policies are equal to account value, plus additional liabilities for policy benefits accrued but not yet earned, credited, or redeemed. Account value represents the amount available in cash to the policyholder, without regard to any surrender fees. This is computed as deposits net of withdrawals made by the policyholder, plus amounts credited based on contract specifications, less contract fees and charges assessed, plus any additional interest. Policy benefits accrued but not yet earned, credited, or redeemed relate to bonus interest, excess death benefits, and other policy benefits that can be attributed to a specific policy or group of policies.
The liability for the indexed account portions of FIA and Indexed UL represent the present value of future estimated guaranteed benefits, as well as embedded derivatives related to expected index credits on these contracts and policies. The embedded derivatives are recorded at fair value. See Note 6 for further discussion.
For SPIA and structured settlements, liabilities are based on discounted amounts of estimated future benefits. Future benefits are either fully guaranteed or are contingent on the survivorship of the contract holder. For policies issued subsequent to the Merger, contingent future benefits are discounted with pricing mortality assumptions, which include provisions for longer life spans over time. The interest rate pattern used to calculate the reserves for these policies is set at issue, and interest rates for the pattern vary over time. For the Successor Company, assumptions were reset for policies in force as of the date of the Merger, as discussed below.

SYMETRA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in millions, unless otherwise stated)

Impact of Purchase Accounting
In conjunction with the Merger, liabilities for in-force business were recorded at fair value and the underlying contracts were considered to be new contracts for measurement and reporting purposes as of the Merger Date. Estimating the fair value of these liabilities required the use of current assumptions for future investment yields, mortality, persistency, and other factors based on the Company’s historical experience, modified as necessary to reflect anticipated trends. The Company’s assumptions and estimates required significant judgment and, therefore, are inherently uncertain. The Company cannot determine with precision the ultimate amounts that it will pay to its contract holders or the timing of those payments. At the Merger Date, the Company updated the assumptions described above to reflect current best estimates.
Either a VOBA asset or an additional insurance liability was recorded to reflect the difference between the fair value of the liability and the amounts previously established. An additional insurance liability was established for the Company's lines of business related to structured settlements, SPIA, and certain BOLI policies. The liability is reported in funds held under deposit contracts and amortized over the policy period in proportion to the approximate consumption of losses. Amortization is recorded as a reduction of interest credited.
Funding Agreements with Federal Home Loan Bank of Des Moines
In August 2018, the Company became a member of the Federal Home Loan Bank of Des Moines (FHLB DM). Membership allows access to the FHLB DM's funding services, which provide an alternative liquidity source, including the ability to obtain loans and issue funding agreements that are collateralized by qualifying assets. Eligible collateral includes eligible CMBS, RMBS, government or agency securities and mortgage loans.
The Company has issued funding agreements to the FHLB DM to support an institutional spread program, where the Company earns income primarily from the difference between investment income earned and interest paid on the funding agreements. These amounts are recorded in net investment income and interest credited, respectively, on the consolidated statements of income (loss). As of December 31, 2018, the Company had outstanding funding agreements of $105.7 and had pledged collateral with a fair value of $221.2.
The Company's maximum borrowing capacity with the FHLB DM is based on a percentage of total assets. As of December 31, 2018, the Company's maximum borrowing capacity from the FHLB DM was $11.4 billion, subject to availability of eligible collateral and internal authorization limits.
Future Policy Benefits
The Company estimates liabilities for future policy benefits for its traditional individual life policies as the present value of expected future policy benefits less future net premiums. The Company selects the net premiums so that the actuarial present value of future benefits equals the actuarial present value of future premiums. The Company sets the interest, mortality, and persistency assumptions in the year of issue and includes a provision for adverse deviation. The provision for adverse deviation is intended to provide coverage for the risk that actual experience may be worse than locked-in best-estimate assumptions. The Company derives mortality assumptions from both company-specific and industry statistics. Future benefits are discounted at interest rates that vary by year of policy issue. These rates are initially set to be consistent with investment rates at the time of issue, and are graded to a lower rate over time. Assumptions are set at the time each product is introduced and are not updated for actual experience unless the total product liability amount is determined to be inadequate to cover future policy benefits.
The Company estimates liabilities for future policy benefits for group long-term disability policies as the present value of future benefit payments, net of terminations and reinsurance recoverables, and discounted at interest rates based on investment rates at the time of disability.
Liabilities for policies in-force as of the Merger Date were set to fair value, using assumptions that reflected current best estimates as of the Merger Date.
Investments in Limited Partnerships
The Company invests in limited partnerships where the primary return on investment is in the form of income tax credits and the tax benefit on the pass-through of partnership activity. These partnerships (collectively referred to as "tax credit investments") are established to invest in low-income housing and other qualifying purposes. Refer to Note 4 for further discussion.
Investments in limited partnerships also include alternative investments (private equity and hedge funds) recorded at fair value. Changes in the fair value of these investments are recorded in realized gains (losses). The Company elected the fair value option for these investments, regardless of ownership percentage, to standardize the related accounting and reporting.

SYMETRA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in millions, unless otherwise stated)

Policy Loans
Policy loans are carried at unpaid principal balances. Policy loans are not granted for amounts in excess of the accumulated cash surrender value of the policy or contract.
Variable Interest Entities
The Company performs an ongoing qualitative assessment of its involvement with variable interest entities (VIEs). A VIE is an entity that does not have sufficient equity to finance its own activities without additional financial support, or where investors lack certain characteristics of a controlling financial interest. The Company assesses its contractual, ownership or other interests in a VIE to determine whether it has a variable interest in the entity, and if so, to determine whether the Company has a controlling financial interest and would therefore be considered the primary beneficiary of the VIE. If it is determined the Company is the primary beneficiary of a VIE, the Company includes the assets and liabilities of the VIE in the consolidated financial statements.
The limited partnerships that the Company invests in meet the definition of a VIE. Because the Company, as a limited partner, lacks the ability to direct the activities of any of these partnerships, it is not considered the primary beneficiary and therefore has not consolidated them. The maximum exposure to loss in these VIEs was $131.2 and $176.3 as of December 31, 2018 and 2017, respectively. The maximum exposure to loss includes commitments to provide future capital contributions.
In the normal course of business, the Company also makes passive investments in structured securities issued by VIEs. These structured securities primarily include residential and commercial mortgage-backed securities and collateralized loan obligations. Because the Company lacks the ability to direct the activities that most significantly impact the economic performance of the VIEs, it is not considered the primary beneficiary and therefore does not consolidate them. The Company’s maximum exposure to loss with respect to these investments is limited to the amortized cost of the Company’s investment, which was $5,424.0 and $5,053.9 as of December 31, 2018 and 2017, respectively.
Subsequent Events
The Company has evaluated the effects of events subsequent to December 31, 2018, and the accounting and disclosure requirements related to subsequent events are included in the consolidated financial statements. Management has assessed material subsequent events through March 27, 2019, the date the financial statements were available to be issued.
Other Significant Accounting Policies
The following table includes significant accounting policies that are described in other notes to the financial statements, including the number of the note.

Significant Accounting Policy	Note #
Other Intangible Assets	3
Goodwill	3
Investments	4
Mortgage Loans	5
Derivative Financial Instruments	6
Fair Value of Financial Instruments	7
Deferred Policy Acquisition Costs (DAC)	8
Value of Business Acquired (VOBA)	8
Liability for Unpaid Claims	9
Commitments and Contingencies	11
Segment Information	12
Reinsurance	13
Income Taxes	14
Accounting Pronouncements Newly Adopted
ASU No. 2016-01, Financial Instruments (Topic 825): Recognition and Measurement of Financial Assets and Financial Liabilities. This accounting standards update (ASU) amends recognition and disclosure requirements primarily for equity

SYMETRA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in millions, unless otherwise stated)

investments carried at fair value. Under the standard, changes in fair value are recorded in income. The update is effective beginning January 1, 2018, with early adoption permissible.
The Company adopted the standard on January 1, 2018 using a modified retrospective approach. The Company previously held equity investments classified as available-for-sale securities that were impacted by the standard. Upon adoption, $114.3 of net unrealized gains, net of taxes of $30.4, related to these securities were reclassified from accumulated other comprehensive income (loss) (AOCI) to retained earnings. Subsequent to adoption, changes in fair value of these securities are recorded through net realized gains (losses) in the consolidated statements of income (loss). As a result, the Company expects increased volatility in net income and removed disclosures no longer required.
ASU No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. This standard amends the guidance for amortization of premiums on purchased callable debt securities. Under the standard, premiums on these securities will be amortized to the earliest call date, rather than final maturity of the security. The guidance applies only to bonds for which the call date and price is fixed. Further, the amortization period for debt securities carried at a discount will not be impacted. The update is effective beginning January 1, 2019, with early adoption permissible.
The Company early adopted the standard on October 1, 2018 using a modified retrospective approach. The change in amortization method upon adoption did not have a significant impact on the Company's consolidated financial statements.
Accounting Pronouncements Not Yet Adopted
ASU No. 2017-12, Derivatives and Hedging (Topic 815): Targeted Improvements to Accounting for Hedging Activities. This standard amends the recognition and measurement of hedging instruments to better represent an entity's risk management activities. Under the standard, the requirement to separately measure and report hedge ineffectiveness is eliminated. In addition, the standard provides relief from certain initial documentation requirements and replaces the requirement for quarterly quantitative ineffectiveness testing with a qualitative approach. The update is effective beginning January 1, 2019, with early adoption permissible.
The Company adopted the standard on January 1, 2019 using a modified retrospective approach. Upon adoption, the Company updated its internal processes and controls to ensure compliance with the revised standard. The adoption did not have a significant impact on the Company's consolidated financial statements.
ASU No. 2016-02, No. 2018-10, No. 2018-11, Leases (Topic 842). These standards amend the recognition requirements for all leases with a term greater than 12 months and provide new guidelines for the identification of a lease within a contract. Under these standards, companies must measure and recognize a liability to make lease payments and a right-of-use asset representing the right to use the underlying asset for the lease term. In addition, the standards require expanded quantitative and qualitative disclosures. The standards also provide a simplified transition method, which allows entities to recognize the cumulative-effect adjustment to the opening balance of retained earnings in the period of adoption, rather than in the earliest period presented. These updates are effective beginning January 1, 2019, with early adoption permissible.
The Company adopted the standard on January 1, 2019 using a modified retrospective approach and applied the requirements to all existing leases using the simplified transition option. Upon adoption, the Company established a right-of-use asset of $6.6 and corresponding lease liability on its consolidated balance sheets and did not have any income statement impact.
ASU No. 2016-13, Financial Instruments – Credit Losses (Topic 326). This standard amends the credit loss measurement guidance for certain financial assets to reflect current expected credit losses (CECL). Under the CECL model, an entity will estimate lifetime expected credit losses considering available relevant information about historical events, current conditions and reasonable and supportable forecasts. Additionally, the guidance expands the required credit loss disclosures. Finally, the standard amends the impairment model for available-for-sale fixed maturities, and any credit losses will be recognized through an allowance, rather than through an adjustment to the amortized cost basis. The update is effective beginning January 1, 2020, with early adoption permissible.
The Company is evaluating the impact of the standard on its financial statements, with a focus on fixed maturity securities, mortgage loans, and reinsurance recoverables. Upon adoption, the Company will apply the standard using a modified retrospective approach. The Company plans to adopt on January 1, 2020.
ASU No. 2017-04, Intangibles – Goodwill and Other (Topic 350). This standard removes the requirement to calculate the implied fair value of goodwill (Step 2 of the goodwill impairment test) to measure a goodwill impairment charge. A goodwill impairment charge will now be measured as the amount by which a reporting unit's carrying value exceeds its fair value determined in Step 1 of the goodwill impairment test. This impairment test will be applied to goodwill assigned to all reporting units, even those with zero or negative carrying amounts. The update is effective beginning January 1, 2020, with early adoption permissible.

SYMETRA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in millions, unless otherwise stated)

The Company is monitoring the potential impact of the standard on its annual goodwill impairment assessment. Upon adoption, the Company will apply the standard prospectively. The Company plans to adopt on January 1, 2020.
ASU No. 2018-12, Financial Services – Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts. This standard substantially changes the accounting treatment of long-duration contracts. Entities will now be required to regularly review and update assumptions used to measure the liability for future policy benefits, which were previously locked at contract inception and held constant over the contract term. Assumptions used to measure discounted cash flows will be reviewed at least annually, and the discount rate assumption will be updated at each reporting date based on a standardized, market-observable discount rate. Entities will also be required to use a fair value model to measure their market risk benefits, with the insurance accrual model no longer an option. The standard also simplifies the DAC amortization method for all long-duration contracts by replacing the previous earnings-based methods with a constant level approach. The update will also require additional financial statement disclosures, including a rollforward of the liability and information about significant assumptions used. The update is effective beginning January 1, 2021, with early adoption permissible.
The Company is in the early stages of assessing the impact of the standard on its annuity and life insurance contracts, and assessing which transition approach to apply upon adoption. The Company plans to adopt on January 1, 2021.
ASU No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework. This standard amends the disclosure requirements for fair value measurements. Under the standard, there are new disclosure requirements for Level 3 fair value measurements as well as the elimination of certain current disclosure requirements. The update is effective beginning January 1, 2020, with early adoption permissible.
The Company is assessing the impact on its annual disclosures. The Company plans to adopt on January 1, 2020.
3. Goodwill and Other Intangible Assets
Intangible assets with finite lives are amortized on a straight-line basis over the estimated useful life of the assets. Amortizable intangible assets consist of value of distribution acquired (VODA), value of customer relationships acquired (VOCRA), trade names and technology. VODA represents the present value of expected future profits associated with the expected future business derived from distribution relationships in existence as of the Merger Date. VOCRA represents the present value of the expected future profits associated with the Company's group insurance business in-force in the Benefits segment as of the Merger Date, including the value of renewals associated with this business. Identified intangible assets were valued using the excess earnings method, relief from royalty method or cost approach, as appropriate.
Other intangible assets with finite lives are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets might not be recoverable. Conditions that would necessitate an impairment assessment include a significant change in the extent or manner in which an asset is used or any other significant adverse change that would indicate that the carrying amount of an asset or group of assets may not be recoverable. Impairment is only recorded if the asset’s carrying amount is not recoverable through its undiscounted future cash flows. If an impairment exists, the amount is measured as the difference between the carrying amount and fair value.
The following table sets forth the gross carrying amounts and accumulated amortization for identified intangible assets as of December 31, 2018 and 2017:

		As of December 31, 2018		As of December 31, 2017
	Useful Life on Acquisition Date	Gross Carrying Amount	Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization
VODA	35 years	$782.0	$(66.2)	$782.0	$(43.5)
VOCRA	10 years	361.8	(105.5)	361.8	(69.4)
Trade names	17 years	190.0	(32.6)	190.0	(21.4)
Technology	5 years	72.0	(42.0)	72.0	(27.6)
Total intangible assets subject to amortization	24.3 years	1,405.8	(246.3)	1,405.8	(161.9)
Insurance licenses	Indefinite	11.0	—	11.0	—
Total intangible assets		$1,416.8	$(246.3)	$1,416.8	$(161.9)

SYMETRA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in millions, unless otherwise stated)

The following table sets forth the estimated future aggregate amortization expense for the next 5 years:

Year	Amount
2019	$84.5
2020	84.5
2021	70.9
2022	69.6
2023	69.6
Goodwill
Goodwill represents the acquisition price in excess of the fair value of net assets acquired in the Merger, including identifiable intangible assets, and reflects the Company’s future growth potential, assembled workforce and other sources of value not associated with identifiable assets. The Company's goodwill balance was assigned to its reporting units, which are the same as the Company's segments (Benefits, Retirement and Individual Life). Refer to Note 12 for additional information regarding our segments. The goodwill recognized is not deductible for tax purposes.
The following table presents the Company's goodwill by segment:

	As of December 31, 2018	As of December 31, 2017
Segment goodwill:
Benefits	$308.0	$308.0
Retirement	249.0	249.0
Individual Life	6.0	6.0
Total goodwill	$563.0	$563.0
The Company has elected not to amortize goodwill, and reviews for impairment at least annually, as of July 1, or more frequently if there are indicators of impairment, with consideration given to financial performance and estimates of the future profitability of the associated lines of business. The goodwill impairment process requires a comparison of the estimated fair value of a reporting unit to its carrying value. The Company tests goodwill for impairment by either performing a qualitative assessment or a quantitative test.
The qualitative assessment is an assessment of historical information and relevant events and circumstances to determine whether it is more likely than not that an impairment exists. If the Company concludes that it is more likely than not that the fair value of a reporting unit is less than its carrying amount, including goodwill, the Company moves on to a quantitative impairment test. The Company may also elect not to perform the qualitative assessment for some or all of its reporting units and perform a quantitative impairment test instead.
In performing the quantitative impairment test, the Company may determine the fair values of its reporting units by applying a discounted cash flow and/or market valuation approach. The discounted cash flow valuation approach requires significant judgments and assumptions about the level of economic capital required to support the mix of business, long-term growth rates, the account value of in-force business, projections of new and renewal business, as well as margins on such business, the level of interest rates, credit spreads, equity market levels, and the discount rate that the Company believes is appropriate for the respective reporting unit. If the fair value is lower than the carrying amount, the Company determines the implied fair value of goodwill and records an impairment equal to the excess of the existing goodwill balance over the implied fair value.
During 2018, the Company performed its annual impairment assessment of goodwill and determined that goodwill was not impaired.
4. Investments
The Company's investment portfolio consists of fixed maturities and commercial mortgage loans, as well as a smaller allocation of investments in limited partnerships, derivatives, marketable equity securities, and other investments. Historically, equity investments included exchange traded funds and common stock in support of structured settlement annuities. The majority of the Company's equity investments were sold in connection with the Reinsurance Transaction. As of December 31, 2018, and 2017, the Company had no investments in related parties.

SYMETRA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in millions, unless otherwise stated)

Closed Block Invested Assets
As of December 31, 2018, invested assets supporting the Closed Block had a carrying value of $5.9 billion. This included commercial mortgage loans with a carrying value of $1.2 billion, fixed maturity securities with a fair value of $4.8 billion, and a book value of $4.7 billion, and restricted cash of $50.5, included in receivables and other assets in the consolidated balance sheets. Invested assets supporting the Closed Block are legally owned by the Company and included in the consolidated balance sheets.
Subsequent to July 1, 2018, the effective date of the Reinsurance Transaction, the Company designated new purchases of fixed maturities supporting the Closed Block as trading securities, which are carried at fair value on the Company's consolidated balance sheets. Trading securities had a fair value of $1.1 billion as of December 31, 2018. The trading securities primarily consist of corporate securities, with a total fair value of $918.9. Changes in the fair value of trading securities are recorded as realized gains (losses), and interest income earned on trading securities is reported in net investment income on the Company's consolidated statements of income (loss).
Available-for-Sale Securities
The Company classifies the majority of its investments in fixed maturities as available-for-sale and carries them at fair value. Fixed maturities primarily include bonds, mortgage-backed securities, collateralized loan obligations and redeemable preferred stock. See Note 7 for information on the valuation of these securities and additional disclosures regarding fair value measurements.
The Company reports net unrealized gains (losses) related to its available-for-sale securities in AOCI in stockholder’s equity, net of related DAC and VOBA adjustments and deferred income taxes. The cost of securities sold is determined using the specific-identification method.
The Company reports interest and dividends earned, including prepayment fees or interest-related make whole payments, in net investment income. Prepayments of fixed maturities and commercial mortgage loans result in accelerated amortization or accretion of the premium or discount associated with the investment, which is recorded in realized gains (losses).
Interest income for fixed maturities is recognized using the effective yield method. For mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. Quarterly, the Company compares actual prepayments to anticipated prepayments and recalculates the effective yield to reflect actual payments plus anticipated future payments. The Company includes any resulting adjustment in net investment income in the current period.
When the collectibility of interest income for fixed maturities is considered doubtful, any accrued but uncollectible interest is deducted from investment income in the current period. The Company then places the securities on nonaccrual status, and they are not restored to accrual status until all delinquent interest and principal are paid.

SYMETRA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in millions, unless otherwise stated)

The following tables summarize the Company's available-for-sale (AFS) securities:

	As of December 31, 2018
	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. government and agencies	$435.9	$3.0	$(6.1)	$432.8
State and political subdivisions	737.0	2.4	(10.5)	728.9
Corporate securities	24,074.0	204.5	(587.1)	23,691.4
Residential mortgage-backed securities	2,435.6	6.5	(60.9)	2,381.2
Commercial mortgage-backed securities	867.2	4.0	(12.8)	858.4
Collateralized loan obligations	933.6	0.2	(21.2)	912.6
Other debt obligations	1,171.4	14.3	(11.7)	1,174.0
Total	$30,654.7	$234.9	$(710.3)	$30,179.3

	As of December 31, 2017
	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Fixed maturities:
U.S. government and agencies	$426.9	$0.2	$(4.9)	$422.2
State and political subdivisions	794.3	5.0	(6.9)	792.4
Corporate securities	23,223.8	768.9	(60.5)	23,932.2
Residential mortgage-backed securities	2,516.0	6.6	(49.8)	2,472.8
Commercial mortgage-backed securities	795.0	3.8	(3.1)	795.7
Collateralized loan obligations	1,128.1	18.5	—	1,146.6
Other debt obligations	715.1	9.8	(5.5)	719.4
Total fixed maturities	29,599.2	812.8	(130.7)	30,281.3
Marketable equity securities	611.4	150.7	(6.4)	755.7
Total	$30,210.6	$963.5	$(137.1)	$31,037.0
The Company maintains a diversified portfolio of corporate fixed maturity securities across industries. The following table presents the composition of the Company's corporate securities portfolio by sector:

	As of December 31, 2018		As of December 31, 2017
	Fair Value	% of Total	Fair Value	% of Total
Consumer staples	$5,707.7	24.1	$5,779.5	24.1
Industrial	4,281.2	18.1	4,737.1	19.8
Energy	2,892.4	12.2	2,457.7	10.3
Financials	2,660.8	11.2	2,535.0	10.6
Utilities	2,652.0	11.2	2,739.2	11.4
Telecommunication services	2,230.0	9.4	2,248.6	9.4
Consumer discretionary	2,110.9	8.9	2,010.8	8.4
Other	1,156.4	4.9	1,424.3	6.0
Total	$23,691.4	100.0%	$23,932.2	100.0%
The following tables summarize gross unrealized losses and fair values of the Company's available-for-sale investments. The tables are aggregated by investment category and present separately those securities that have been in a continuous unrealized loss position for less than twelve months and for twelve months or more.

SYMETRA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in millions, unless otherwise stated)

	As of December 31, 2018
	Less Than 12 Months			12 Months or More
	Fair Value	Gross Unrealized Losses	# of Securities	Fair Value	Gross Unrealized Losses	# of Securities
U.S. government and agencies	$11.2	$(0.3)	3	$199.9	$(5.8)	31
State and political subdivisions	55.3	(0.7)	10	512.2	(9.8)	80
Corporate securities	10,978.2	(318.5)	971	6,704.3	(268.6)	440
Residential mortgage-backed securities	258.0	(3.4)	67	1,864.1	(57.5)	469
Commercial mortgage-backed securities	110.1	(3.6)	16	461.2	(9.2)	45
Collateralized loan obligations	811.2	(19.8)	45	41.1	(1.4)	3
Other debt obligations	188.9	(2.8)	15	324.6	(8.9)	39
Total	$12,412.9	$(349.1)	1,127	$10,107.4	$(361.2)	1,107

	As of December 31, 2017
	Less Than 12 Months			12 Months or More
	Fair Value	Gross Unrealized Losses	# of Securities	Fair Value	Gross Unrealized Losses	# of Securities
Fixed maturities:
U.S. government and agencies	$111.2	$(0.3)	4	$206.2	$(4.6)	30
State and political subdivisions	311.8	(2.8)	48	169.7	(4.1)	36
Corporate securities	4,963.8	(34.3)	396	1,257.7	(26.2)	82
Residential mortgage-backed securities	693.4	(7.7)	176	1,509.9	(42.1)	351
Commercial mortgage-backed securities	296.5	(1.4)	24	60.5	(1.7)	19
Collateralized loan obligations	10.0	—	1	—	—	—
Other debt obligations	218.0	(2.5)	32	109.3	(3.0)	13
Total fixed maturities	6,604.7	(49.0)	681	3,313.3	(81.7)	531
Marketable equity securities	34.8	(3.3)	153	40.7	(3.1)	9
Total	$6,639.5	$(52.3)	834	$3,354.0	$(84.8)	540
Based on National Association of Insurance Commissioners (NAIC) ratings as of December 31, 2018 and 2017, the Company held below-investment-grade fixed maturities with fair values of $868.0 and $1,111.4, respectively, and amortized costs of $888.0 and $1,029.6, respectively. These holdings amounted to 2.9% and 3.7% of the Company's available-for-sale fixed maturities as of December 31, 2018 and 2017, respectively.
The following table summarizes the amortized costs and fair values of available-for-sale fixed maturities as of December 31, 2018, by contractual years to maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties.

	Amortized Cost	Fair Value
One year or less	$1,372.5	$1,365.6
Over one year through five years	8,659.2	8,563.0
Over five years through ten years	10,408.1	10,199.1
Over ten years	4,893.0	4,811.9
Total fixed maturities with contractual maturity dates	25,332.8	24,939.6
Residential mortgage-backed securities	2,435.6	2,381.2
Commercial mortgage-backed securities	867.2	858.4
Collateralized loan obligations	933.6	912.6
Other asset-backed securities	1,085.5	1,087.5
Total fixed maturities	$30,654.7	$30,179.3

SYMETRA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in millions, unless otherwise stated)

The following table summarizes the Company's net investment income:

	Successor Company			Predecessor Company
	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	February 1 to December 31, 2016	January 1 to January 31, 2016
Fixed maturities – AFS	$1,104.3	$1,055.8	$915.3	$95.5
Fixed maturities – Trading	11.2	—	—	—
Marketable equity securities	12.9	17.9	19.4	0.3
Mortgage loans	277.8	239.9	195.1	21.3
Other	15.8	9.9	7.1	(4.1)
Total investment income	1,422.0	1,323.5	1,136.9	113.0
Investment expenses	(45.5)	(39.4)	(35.6)	(3.3)
Ceded net investment income (1)	(170.7)	—	—	—
Net investment income	$1,205.8	$1,284.1	$1,101.3	$109.7
____________________

(1)	Ceded net investment income represents statutory-basis investment income in the Closed Block.
The following table summarizes the Company's net realized gains (losses):

	Successor Company			Predecessor Company
	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	February 1 to December 31, 2016	January 1 to January 31, 2016
Fixed maturities – AFS:
Gross gains on sales	$39.9	$23.1	$20.7	$2.4
Gross losses on sales	(49.9)	(10.4)	(24.3)	(1.2)
Net impairment losses	(7.8)	(6.4)	(10.7)	(3.8)
Marketable equity securities (1)	10.1	30.9	23.3	(22.5)
Total return swaps	(47.7)	(4.3)	(22.8)	—
Fixed maturities – Trading (2)	(41.0)	—	—	—
Investments in limited partnerships	(42.7)	(54.9)	(47.1)	(0.6)
Net gains (losses) – FIA (3)	(6.9)	23.9	(14.3)	(4.4)
Annual unlocking impact	(39.2)	20.1	9.8	—
DAC and VOBA adjustment	(3.0)	(8.0)	9.3	(0.4)
Embedded derivative – Closed Block	67.0	—	—	—
Ceded realized (gains) losses (4)	(132.7)	—	—	—
Other (5)	3.7	(12.1)	(54.2)	3.6
Net realized gains (losses)	$(250.2)	$1.9	$(110.3)	$(26.9)
____________________

(1)
Includes net losses on changes in the fair value of equity securities held totaling $(17.5) for the year ended December 31, 2018. The majority of the Company's equity investments were sold during 2018 in connection with the Reinsurance Transaction.

(2)	Includes net losses on changes in the fair value of fixed maturities – trading securities held totaling $(21.4) for year ended December 31, 2018.

(3)	Includes changes in fair value of the FIA embedded derivative (VED) and related options, excluding options related to the Company's block of FIA business sold during the late 1990s.

(4)	Includes ceded realized statutory (gains) losses on sales of assets supporting the Closed Block.

(5)
Includes net gains (losses) related to calls and redemptions, certain derivatives not designated for hedge accounting, commercial mortgage loans, and other instruments. For more information on net gain (losses) on derivatives not designated as hedges, refer to Note 6.

Other-Than-Temporary Impairments (OTTI)
The Company's review of available-for-sale fixed maturities for OTTI includes both quantitative and qualitative criteria. Quantitative criteria include the length of time and amount that each security is in an unrealized loss position (i.e., is underwater) and whether expected future cash flows indicate that a credit loss exists.

SYMETRA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in millions, unless otherwise stated)

While all securities are monitored for impairment, the Company's experience indicates that, under normal market conditions, securities for which the cost or amortized cost exceeds fair value by less than 20% do not typically represent a significant risk of impairment and, often, fair values recover over time as the factors that caused the declines improve. If the estimated fair value has declined and remained below cost or amortized cost by 20% or more for at least six months, the Company further analyzes the decrease in fair value to determine whether it is an other-than-temporary decline. To make this determination for each security, the Company considers, among other factors:

•	Extent and duration of the decline in fair value below amortized cost;

•
Financial condition and near-term prospects of the issuer of the security, including any specific events that may affect its operations, earnings potential or compliance with terms and covenants of the security;

•	Changes in the financial condition of the security's underlying collateral;

•	Any downgrades of the security by a rating agency;

•	Nonpayment of scheduled interest; and

•	Other indications that a credit loss has occurred.
Fixed Maturities – AFS
For fixed maturities, the Company concludes that an OTTI has occurred if a security is underwater and there is an intent to sell the security, or it is more likely than not that the Company will be required to sell the security prior to recovery of its amortized cost, considering any regulatory developments, prepayment or call notifications and the Company's liquidity needs. If there is an intent or requirement to sell the security, the entire unrealized loss is recognized as an OTTI in net realized gains (losses).
An OTTI has also occurred if the present value of expected cash flows is less than the amortized cost of the security (i.e., a credit loss exists). In such cases, the Company isolates the portion of the total unrealized loss related to the credit loss, which is recognized in realized gains (losses) on the consolidated statements of income (loss), and the remainder is recorded as a non-credit OTTI through other comprehensive income.
To determine the amount of a credit loss, the Company calculates the recovery value by discounting its estimate of future cash flows from the security. The discount rate is the original effective yield for corporate securities, which reflects book value adjustments made at PGAAP, or current effective yield for mortgage-backed and other structured securities. The amount of the credit loss equals the difference between the carrying value and recovery value of the security.
Determination of Credit-Related OTTI on Corporate Securities
To determine the recovery value for a corporate security, the Company performs an analysis including, but not limited to, the following:

•	Expected cash flows of the issuer;

•	Fundamentals of the industry in which the issuer operates;

•	Fundamentals of the issuer to determine what the Company would recover if the issuer were to file for bankruptcy or restructure its debt outside of bankruptcy;

•	Expectations regarding defaults and recovery rates;

•	Changes to the rating of the security by a rating agency;

•	Third-party guarantees; and

•	Additional available market information.
Determination of Credit-Related OTTI on Structured Securities
To determine the recovery value for a structured security, including residential mortgage-, commercial mortgage- and other asset-backed securities, the Company performs an analysis including, but not limited to, the following:

•	Expected cash flows from the security;

•	Creditworthiness;

•	Delinquency, debt-service coverage, and loan-to-value ratios on the underlying collateral;

•	Underlying collateral values, vintage year and level of subordination;

•	Geographic concentrations; and

SYMETRA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in millions, unless otherwise stated)

•	Susceptibility to prepayment due to changes in the interest rate environment.
The largest write-downs recorded through net realized gains (losses) on fixed maturities were related to investments in the following sectors:

	Successor Company								Predecessor Company
	For the Year Ended December 31, 2018		For the Year Ended December 31, 2017			February 1 to December 31, 2016			January 1 to January 31, 2016
	Amount	% of Total	Amount		% of Total	Amount		% of Total	Amount		% of Total
U.S. Federal Government (1)	$2.9	37.2	$3.1		48.4	$3.7		34.6	$—		—
Consumer Discretionary	1.3	16.7	—		—	—		—	—		—
Energy	1.1	14.1	—		—	0.4		3.7	3.8		100.0
Financials	0.8	10.2	0.1		1.6	4.2		39.3	—		—
Telecommunication services	0.7	9.0	2.6		40.6	—		—	—		—
Other	1.0	12.8	0.6	—	9.4	2.4	—	22.4	—	—	—
Net impairment losses recognized in earnings	$7.8	100.0%	$6.4		100.0%	$10.7		100.0%	$3.8		100.0%
____________________

(1)	Impairments on U.S. Federal Government securities are due to the Company's intent to sell and reflect the impact of interest rate movements.
The following table presents the severity and duration of the gross unrealized losses on the Company's underwater available-for-sale fixed maturities, after the recognition of OTTI:

	As of December 31, 2018			As of December 31, 2017
	Fair Value	Gross Unrealized Losses	# of Securities	Fair Value	Gross Unrealized Losses	# of Securities
Fixed maturities – AFS:
Underwater by 20% or more:
Less than 6 consecutive months	$81.9	$(23.7)	26	$5.2	$(1.7)	6
6 consecutive months or more	1.3	(1.8)	6	0.9	(0.8)	3
Total underwater by 20% or more	83.2	(25.5)	32	6.1	(2.5)	9
All other underwater fixed maturities	22,437.1	(684.8)	2,243	9,911.9	(128.2)	1,203
Total underwater fixed maturities	$22,520.3	$(710.3)	2,275	$9,918.0	$(130.7)	1,212
Changes in the amount of credit-related OTTI recognized in net income when the portion related to other factors was recognized in other comprehensive income (loss) (OCI) were as follows:

	Successor Company			Predecessor Company
	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	February 1 to December 31, 2016	January 1 to January 31, 2016
Balance, beginning of period	$3.8	$4.4	$—	$27.7
Increases recognized in the current period:
For which an OTTI was not previously recognized	1.5	0.2	4.1	—
For which an OTTI was previously recognized	—	—	0.9	—
Decreases attributable to:
Securities sold or paid down during the period	(0.9)	(0.8)	(0.6)	(0.4)
Balance, end of period	$4.4	$3.8	$4.4	$27.3
The Company reviewed its available-for-sale securities with unrealized losses as of December 31, 2018 in accordance with its impairment policy and determined, after the recognition of OTTI, that the declines in fair value were temporary. The Company did not intend to sell its underwater securities, and it was not more likely than not that the Company will be required to sell the securities before recovery of cost or amortized cost, which may be maturity. This conclusion is supported by the Company's spread analyses, cash flow modeling and expected continuation of contractually required principal and interest payments.

SYMETRA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in millions, unless otherwise stated)

Investments in Limited Partnerships – Low-Income Housing Project Investments
The Company invests in limited partnerships that are established to fund low-income housing and other qualifying purposes, where the primary return on investment is in the form of income tax credits. These are collectively referred to as "tax credit investments." The majority of the Company's tax credit investments relate to low-income housing project investments. As of December 31, 2018 and 2017, the Company's tax credit investments had carrying values of $130.1 and $173.0, respectively, of which $122.3 and $165.8, respectively, related to low-income housing project investments.
The Company’s tax credit investments are accounted for under the equity method, which recognizes the Company's share of partnership income or loss (pass through activity) in earnings. Typically, low-income housing project investments are written down over time as partnership losses are allocated to the Company or when the carrying value of the investment exceeds the total amount of remaining benefits. Activity related to these investments is recorded in other net realized gains (losses). The associated tax credits are reported in the provision for income taxes.
For certain partnerships, the Company contributes its investment commitment over time, and the present value of any unfunded commitments is included in the asset balance and recorded in other liabilities.
The following table sets forth the impact of low-income housing project investments on net income. These amounts do not include the impacts of the Company's holdings in other types of tax credit investments.

	Successor Company			Predecessor Company
	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	February 1 to December 31, 2016	January 1 to January 31, 2016
Pass through activity	$(22.6)	$(27.4)	$(24.0)	$(2.1)
Write downs	(22.3)	(25.6)	(1.0)	(0.5)
Tax benefits	9.4	18.6	8.8	0.9
Tax credits, net	40.0	34.7	35.5	3.1
Impact to net income	$4.5	$0.3	$19.3	$1.4
The 2017 Tax Act caused a decrease in the Company's expected tax benefits from future pass through activity due to the reduction in the corporate tax rate to 21% from 35%, resulting in impairments of $18.4 during the year ended December 31, 2017.
5. Mortgage Loans
The Company originates and manages a portfolio of mortgage loans, which are secured by first-mortgage liens on income-producing commercial real estate, primarily in the retail, industrial and office building sectors. Loans are underwritten based on loan-to-value (LTV) ratios and debt-service coverage ratios (DSCR), as well as detailed market, property and borrower analyses. The Company's mortgage loan portfolio is considered a single portfolio segment and class of financing receivables, which is consistent with how the Company assesses and monitors the risk and performance of the portfolio. A large majority of these loans have personal guarantees, and all mortgaged properties are inspected annually. The Company updates each loan's LTV ratio every period based on the carrying value of the property, while property information (such as property value and income for DSCR) is updated annually, primarily during the third quarter.
The Company's mortgage loan portfolio is diversified by geographic region, loan size and scheduled maturity. As of December 31, 2018, the three states with the largest concentrations of the Company's commercial mortgage loans were California, Texas and Washington, representing 26.3%, 11.2%, and 6.9%, respectively, of total outstanding principal. Of the loans in California, 41.9% related to properties located in the Los Angeles area.
As of the Merger Date, all outstanding mortgage loans were measured at fair value, which resulted in the establishment of a net premium for the portfolio. This net premium is amortized into net investment income for each loan based on its expected maturity, using the effective interest rate method. As of December 31, 2018 and 2017, the unamortized premium balance was $130.6 and $177.1, respectively.
For loans issued subsequent to the Merger, the carrying value of mortgage loans reflects outstanding principal balances, adjusted for unamortized deferred fees and costs, net of an allowance for loan losses. Loan origination fees and costs are deferred and amortized over the life of the loan. Interest income, including amortization of deferred fees and expenses, is recorded in net investment income using the effective interest rate method.

SYMETRA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in millions, unless otherwise stated)

Allowance for Loan Losses
The allowance for losses on mortgage loans provides for the risk of credit loss inherent in the lending process. The allowance consists of a portfolio reserve for probable losses incurred but not specifically identified and, as needed, specific reserves for impaired loans. The allowance for losses on mortgage loans is evaluated at each reporting period and adjustments are recorded when appropriate. Loans are specifically evaluated for impairment if the Company considers it probable that amounts due according to the terms of the loan agreement will not be collected, or the loan is modified in a troubled debt restructuring. The Company establishes specific reserves for these loans when the fair value is less than the carrying value.
To assist in its evaluation of the allowance for loan losses, the Company utilizes the following credit quality indicators to categorize its loans as lower, medium or higher risk:

•	Lower Risk Loans – Loans with an LTV ratio of less than 65%, and a DSCR of greater than 1.50.

•	Medium Risk Loans – Loans that have an LTV ratio of less than 65% but a DSCR below 1.50, or loans with an LTV ratio between 65% and 80% and a DSCR of greater than 1.50.

•	Higher Risk Loans – Loans with an LTV ratio greater than 80%, or loans which have an LTV ratio between 65% and 80% and a DSCR of less than 1.50.
As a result of the Merger, loans held as of February 1, 2016 (referred to as PGAAP loans) were adjusted to fair value, which incorporated expectations for credit losses at that time, and the allowance was set to zero. The Company separately monitors these loans for deterioration in credit quality or other indicators that a loss has incurred. Any allowance related to these PGAAP loans reflects losses incurred subsequent to the Merger.
The following table sets forth the Company's mortgage loans by risk category:

	As of December 31, 2018		As of December 31, 2017
	Balance	%	Balance	%
Lower risk	$1,965.2	66.9%	$1,486.1	69.8%
Medium risk	727.6	24.8	486.3	22.8
Higher risk	244.7	8.3	157.6	7.4
Subtotal, excluding certain PGAAP loans	2,937.5	100.0	2,130.0	100.0
Lower risk	2,586.9	73.0	2,899.2	70.7
Medium risk	745.9	21.0	896.8	21.8
Higher risk	211.2	6.0	308.4	7.5
Subtotal, certain PGAAP loans (1)	3,544.0	100.0%	4,104.4	100.0%
Loans specifically evaluated for impairment (2)	—		4.8
Other (3)	3.6		2.0
Total	$6,485.1		$6,241.2
________________

(1)	Represents loans set to fair value on February 1, 2016 for which there are no indications of subsequent credit deterioration.

(2)	As of both December 31, 2018 and 2017, no reserves were held for loans specifically evaluated for impairment.

(3)	Includes allowance for loan losses and deferred fees and costs.
In developing the portfolio reserve for incurred but not specifically identified losses, the Company evaluates loans by risk category. The Company considers past loan experience, commercial real estate market conditions, third-party data for expected losses on loans with similar LTV ratios and DSCRs, personal guarantees, and other relevant factors when determining whether an allowance is needed for loans categorized as medium or higher risk. No allowance is recorded for lower risk loans, based on their characteristics and the Company's historical experience. In developing the provision for specifically identified loans, a market valuation on the collateral is performed to determine if a reserve is necessary.

SYMETRA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in millions, unless otherwise stated)

The following table summarizes the activity in the Company’s allowance for mortgage loan losses, which includes portfolio and specific reserves:

	Successor Company			Predecessor Company
	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	February 1 to December 31, 2016	January 1 to January 31, 2016
Allowance at beginning of period (1)	$1.0	$0.7	$—	$8.1
Provision for specific loans	0.6	—	—	—
Provision for loans not specifically identified	0.5	0.3	0.7	—
Charge-offs	(0.6)	—	—	—
Allowance at end of period	$1.5	$1.0	$0.7	$8.1
________________

(1)	Balance was reset to $0.0 on February 1, 2016 due to PGAAP.
Non-performing loans, defined generally as those in default, close to being in default or more than 90 days past due, are placed on non-accrual status. As of December 31, 2018 and 2017, no loans were considered non-performing.
6. Derivative Instruments
The Company uses derivative financial instruments to hedge certain portions of its exposure to equity market risk, interest rate risk and foreign currency exchange risk. Derivative financial instruments currently held consist primarily of equity market contracts, interest rate swaps, and foreign currency swaps. Derivative instruments may be exchange-traded or contracted in the over-the-counter (OTC) market. The Company has established policies for managing its derivatives, including prohibitions on derivatives market-making and other speculative derivatives activities. All of the Company’s derivative financial instruments are individually recognized at fair value as either assets within derivatives, or liabilities within other liabilities in the consolidated balance sheets.
The accounting for derivatives depends on whether it qualifies and has been designated for hedge accounting. To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. In connection with purchase accounting, the Company formally redesignated its hedge accounting relationships as of the Merger Date.
When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded as a component of other comprehensive income and reclassified into net income in the same period during which the hedged transaction affects net income. Any hedge ineffectiveness is recorded in the consolidated statements of income (loss) within net realized gains (losses). If a derivative instrument does not qualify, or is not designated for hedge accounting, the changes in its fair value are recorded in the consolidated statements of income (loss) within net realized gains (losses).
The Company prospectively discontinues hedge accounting when: (1) the criteria to qualify for hedge accounting is no longer met (e.g., the derivative is no longer highly effective in offsetting the change in cash flows of a hedged item); (2) the derivative expires, is sold, terminated or exercised; or (3) the derivative is de-designated as a hedging instrument for hedge accounting purposes. If it is determined that a derivative no longer qualifies as an effective hedge, the derivative continues to be carried in the consolidated balance sheets at its fair value, with changes in fair value recognized prospectively in the consolidated statements of income (loss) within net realized gains (losses).
The Company also issues fixed indexed annuity contracts and indexed universal life policies that contain embedded derivatives, which are recorded at fair value in funds held under deposit contracts in the consolidated balance sheets. The Reinsurance Transaction also contains an embedded derivative related to the withheld assets supporting the Closed Block annuity contracts. Refer to Note 13 for more information about the Closed Block embedded derivative. Changes in fair value of embedded derivatives are recognized in net realized gains (losses).

SYMETRA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in millions, unless otherwise stated)

Derivative Exposure
The following table sets forth the fair value of the Company's derivative instruments:

	As of December 31, 2018			As of December 31, 2017
	Notional Amount	Fair Value		Notional Amount	Fair Value
		Assets	Liabilities		Assets	Liabilities
Derivatives designated as hedges:
Cash flow hedges:
Interest rate swaps	$916.6	$1.5	$—	$968.1	$1.5	$1.4
Foreign currency swaps	801.3	115.4	3.1	686.2	75.5	5.6
Total derivatives designated as hedges	$1,717.9	$116.9	$3.1	$1,654.3	$77.0	$7.0
Derivatives not designated as hedges:
Index options	$8,231.5	$61.8	$0.6	$6,696.1	$261.9	$1.5
Embedded derivatives – Indexed products	—	—	871.5	—	—	797.5
Embedded derivative – Closed Block (1)	—	67.0	—	—	—	—
Other derivatives	25.2	0.2	0.7	22.2	0.2	—
Total derivatives not designated as hedges	8,256.7	129.0	872.8	6,718.3	262.1	799.0
Total derivatives	$9,974.6	$245.9	$875.9	$8,372.6	$339.1	$806.0
_______________________

(1)	Changes in the fair value of the embedded derivative related to the Closed Block are recorded as an adjustment to the funds withheld liability on the consolidated balance sheets.
Equity Market Contracts and Embedded Derivatives – Indexed Products
The Company uses indexed call options and futures as part of its equity market risk management strategy. The Company offers FIA and indexed UL products that permit the contract holder to allocate all or a portion of their account value that credits interest based on the performance of an index, subject to caps or performance margins set by the Company. The contract holders may elect to rebalance index options at renewal dates, typically annually. As of each renewal date, the Company has the opportunity to re-price the indexed component by establishing revised cap rates or performance margins, subject to contractual guarantees. The Company transacts in call options according to the portfolio allocation decisions of the contract holders, such that the Company is economically hedged with respect to equity returns for the current interest term. These derivatives are not designated for hedge accounting.
The index-based crediting feature in these contracts is an embedded derivative instrument that is bifurcated from the host contract for measurement purposes, because it possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract.
Foreign Currency Contracts
The Company uses foreign currency swaps and forwards as part of its foreign currency risk management strategy, to reduce exchange risk with respect to the Company's investments denominated in foreign currencies. In a foreign currency swap transaction, the Company agrees with other parties to exchange, at specified intervals, one currency for another at a specified rate of exchange. Generally, the notional amount of each currency is exchanged at the maturity of the currency swap by each party. These derivatives qualify and are designated as cash flow hedges, and accumulated gains (losses) are reclassified into income when interest and principal payments on the underlying foreign bonds are received.
Interest Rate Swaps
The Company uses interest rate swaps as part of its interest rate risk management strategy. In an interest rate swap, the Company agrees with other parties to exchange, at specified intervals, the difference between floating-rate and fixed-rate interest amounts calculated by reference to an agreed upon notional principal amount. The Company primarily uses interest rate swaps to synthetically convert variable rate fixed maturities, including investments in collateralized loan obligations, to fixed rate securities. These derivatives qualify and are designated as cash flow hedges, and accumulated gains (losses) are reclassified into income when interest payments on the underlying bonds are received.

SYMETRA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in millions, unless otherwise stated)

Collateral Arrangements and Offsetting of Financial Instruments
The Company's derivative contracts are typically governed by an International Swaps and Derivatives Association (ISDA) Master Agreement. For each Master Agreement, the Company and the counterparty have also entered into a credit support annex (CSA) to reduce the risk of counterparty default in derivative transactions by requiring the posting of cash collateral or other financial assets. The CSA requires either party to post collateral when net exposures from all derivative contracts between the parties exceed pre-determined contractual thresholds, which vary by counterparty. The amount of net exposure is the difference between the derivative contract's fair value and the fair value of the collateral held for such agreements with each counterparty. Collateral amounts required to be posted or received are determined daily based on the net exposure with each counterparty under a master netting agreement.
The Company does not offset recognized collateral amounts pledged or received against the fair value amounts recognized for derivative contracts. For certain centrally-cleared instruments, the Company is required to post initial margin, which is determined at contract inception, as well as variation margin, which is based on the fair value of the derivative contracts and generally determined on a daily basis. As of December 31, 2018 and 2017, the Company posted initial margin of $21.3 and $33.5, respectively, related to its centrally-cleared derivatives. These amounts are not reflected in collateral presented in the tables below.
Certain exchanges legally characterize variation margin payments as settlements as opposed to collateral for centrally cleared derivatives. As a result, the variation margin for these securities reduces the fair value of the derivative recorded in the consolidated balance sheets.
In the consolidated balance sheets, the Company recognizes cash collateral received in cash and cash equivalents, and the obligation to return cash collateral in other liabilities. Non-cash collateral received is not recognized in the consolidated balance sheets. In the event of default, the counterparty relinquishes claim to the assets pledged as collateral, and the Company recognizes the collateral as its own asset recorded at fair value, or, in the case of cash collateral, derecognizes its obligation to return collateral.
The following tables present the potential effect of netting arrangements by counterparty on the Company's consolidated balance sheets:

	As of December 31, 2018
		Gross Amounts not Offset in the Consolidated Balance Sheets
	Fair Value Presented in the Balance Sheets	Financial Instruments (1)	Cash Collateral Received	Net Amount
Counterparty:
Assets:
A	$18.1	$(2.6)	$(15.5)	$—
B	60.1	(0.6)	(59.5)	—
C	18.7	—	(18.7)	—
E	11.8	—	(11.8)	—
G	15.9	—	(15.6)	0.3
H	11.0	(0.5)	(10.5)	—
I	16.3	—	(16.0)	0.3
Other	27.0	(0.7)	(24.1)	2.2
Total derivative assets (2)	$178.9	$(4.4)	$(171.7)	$2.8
_______________________

(1)
Represents amount of offsetting derivative liabilities that are subject to an enforceable master netting agreement or similar agreement that are not netted against the gross derivative assets for presentation on the consolidated balance sheets.

(2)	Excludes embedded derivatives that have no counterparty.

SYMETRA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in millions, unless otherwise stated)

	As of December 31, 2018
		Gross Amounts not Offset in the Consolidated Balance Sheets
	Fair Value Presented in the Balance Sheets	Financial Instruments (1)	Cash Collateral Posted	Net Amount
Counterparty:
Liabilities:
A	$2.6	$(2.6)	$—	$—
B	0.6	(0.6)	—	—
H	0.5	(0.5)	—	—
Other	0.7	(0.7)	—	—
Total derivative liabilities (2)	$4.4	$(4.4)	$—	$—
_______________________

(1)
Represents amount of offsetting derivative assets that are subject to an enforceable master netting agreement or similar agreement that are not netted against the gross derivative liabilities for presentation on the consolidated balance sheets.

(2)	Excludes embedded derivatives that have no counterparty.

	As of December 31, 2017
		Gross Amounts not Offset in the Consolidated Balance Sheets
	Fair Value Presented in the Balance Sheets	Financial Instruments (1)	Cash Collateral Received	Net Amount
Counterparty:
Assets:
A	$46.1	$(4.2)	$(41.9)	$—
B	63.6	(1.4)	(62.2)	—
C	13.2	—	(13.2)	—
E	21.3	—	(21.3)	—
F	31.6	(1.3)	(29.0)	1.3
G	30.2	—	(30.2)	—
H	51.9	(1.0)	(50.9)	—
I	34.6	—	(32.9)	1.7
J	42.7	—	(42.7)	—
Other	3.9	(0.6)	(3.3)	—
Total derivative assets	$339.1	$(8.5)	$(327.6)	$3.0
_______________________

(1)
Represents amount of offsetting derivative liabilities that are subject to an enforceable master netting agreement or similar agreement that are not netted against the gross derivative assets for presentation on the consolidated balance sheets.

SYMETRA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in millions, unless otherwise stated)

	As of December 31, 2017
		Gross Amounts not Offset in the Consolidated Balance Sheets
	Fair Value Presented in the Balance Sheets	Financial Instruments (1)	Cash Collateral Posted	Net Amount
Counterparty:
Liabilities:
A	$4.2	$(4.2)	$—	$—
B	1.4	(1.4)	—	—
F	1.3	(1.3)	—	—
Other	1.6	(1.6)	—	—
Total derivative liabilities (2)	$8.5	$(8.5)	$—	$—
_______________________

(1)
Represents amount of offsetting derivative assets that are subject to an enforceable master netting agreement or similar agreement that are not netted against the gross derivative liabilities for presentation on the consolidated balance sheets.

(2)	Excludes embedded derivatives that have no counterparty.
Derivatives Designated as Hedges
The following table presents the amount of gain (loss) recognized in OCI on derivatives qualifying and designated as cash flow hedges:

	Successor Company			Predecessor Company
	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	February 1 to December 31, 2016	January 1 to January 31, 2016
Interest rate swaps	$(3.3)	$(2.9)	$(18.9)	$11.3
Foreign currency swaps	46.5	(64.6)	62.5	29.1
Total	$43.2	$(67.5)	$43.6	$40.4
See Note 10 for amounts reclassified out of AOCI into net income. The Company expects to reclassify net gains of $6.0 from AOCI into net income in the next 12 months. Actual amounts may vary from this estimate as a result of market conditions.
As of December 31, 2018, the maximum term over which the Company is hedging its exposure to the variability in future cash flows is approximately 22 years. For the year ended December 31, 2018, net realized losses of $0.3 were recognized related to hedge ineffectiveness, while for the year ended December 31, 2017, gains of $1.6 were recorded. For the period February 1 to December 31, 2016, losses of $1.9 were recorded. For the period January 1 to January 31, 2016, no material hedge ineffectiveness was recorded.

SYMETRA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in millions, unless otherwise stated)

Derivatives Not Designated as Hedges
The following table shows the effect of derivatives not designated as hedges in the consolidated statements of income (loss), which is recorded in net realized gains (losses):

	Successor Company			Predecessor Company
	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	February 1 to December 31, 2016	January 1 to January 31, 2016
Index options	$(141.1)	$170.0	$84.3	$(33.2)
Interest rate swaps	3.2	0.9	(0.3)	3.7
Total return swaps	(47.4)	(4.3)	(22.8)	—
Futures	(13.1)	3.7	0.8	—
Embedded derivatives – Indexed products	88.5	(118.6)	(84.5)	29.4
Embedded derivative – Closed Block	67.0	—	—	—
Other derivatives	—	0.3	1.4	0.1
Total	$(42.9)	$52.0	$(21.1)	$—
7. Fair Value of Financial Instruments
The Company determines the fair value of its financial instruments based on the fair value hierarchy, which favors the use of observable inputs over the use of unobservable inputs. The Company has categorized its financial instruments into the three-level hierarchy, which gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The level assigned to a fair value measurement is based on the lowest-level input that is significant to the measurement. The fair value measurements for the Company's financial instruments are categorized as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical instruments.

•
Level 2 — Quoted prices for similar instruments in active markets and model-derived valuations whose inputs are observable. This category includes financial instruments that are valued using industry-standard pricing methodologies or models. All significant inputs are observable or derived from observable information in the marketplace.

•
Level 3 — Fair value estimates whose significant inputs are unobservable. This includes financial instruments for which fair value is estimated based on industry-standard pricing methodologies and internally developed models utilizing significant inputs not based on or corroborated by readily available market information. In limited circumstances, this may also utilize estimates based on non-binding broker quotes.

The following tables present the fair value of the Company's financial instruments classified by the valuation hierarchy described above. The financial instruments are separated between those measured at fair value on a recurring basis and those not carried at fair value, but for which disclosure of fair value is required.

	As of December 31, 2018
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3
Measured at fair value on a recurring basis:
Financial assets:
Fixed maturities, available-for-sale:
U.S. government and agencies	$432.8	$432.8	$—	$432.8	$—
State and political subdivisions	728.9	728.9	—	728.9	—
Corporate securities	23,691.4	23,691.4	—	23,405.8	285.6
Residential mortgage-backed securities	2,381.2	2,381.2	—	2,381.2	—
Commercial mortgage-backed securities	858.4	858.4	—	858.4	—
Collateralized loan obligations	912.6	912.6	—	912.6	—
Other debt obligations	1,174.0	1,174.0	—	1,123.2	50.8
Total fixed maturities, available-for-sale	30,179.3	30,179.3	—	29,842.9	336.4
Fixed maturities, trading	1,095.8	1,095.8	—	1,095.8	—

SYMETRA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in millions, unless otherwise stated)

Marketable equity securities	97.7	97.7	85.2	12.0	0.5
Derivatives:
Index options	61.8	61.8	—	61.8	—
Foreign currency swaps	115.4	115.4	—	115.4	—
Other	1.7	1.7	0.2	1.5	—
Total derivatives	178.9	178.9	0.2	178.7	—
Total investments carried at fair value	31,551.7	31,551.7	85.4	31,129.4	336.9
Embedded derivative – Closed Block	67.0	67.0	—	—	67.0
Separate account assets	904.3	904.3	904.3	—
Total assets at fair value	$32,523.0	$32,523.0	$989.7	$31,129.4	$403.9
Financial liabilities:
Embedded derivatives – Indexed products	$871.5	$871.5	$—	$—	$871.5

Subject to fair value disclosure requirements:
Financial assets:
Mortgage loans	$6,485.1	$6,349.0	$—	$—	$6,349.0
Investments in limited partnerships, tax credit investments (1)	130.1	122.0	—	—	122.0
Cash and cash equivalents	227.3	227.3	227.3	—	—
Deposit asset	5,920.4	6,750.4	—	—	6,750.4
Financial liabilities:
Funds held under deposit contracts (2):
Deferred annuities	$22,797.7	$21,946.8	$—	$—	$21,946.8
Income annuities	474.6	470.4	—	—	470.4
Closed Block	6,594.4	6,750.4	—	—	6,750.4
Funds withheld liability (3)	5,656.9	6,084.5	—	—	6,084.5
_______________________

(1)	Fair value includes obligations for future investment contributions of $8.4, which is reflected as a liability on the consolidated balance sheets.

(2)	The carrying value of this balance excludes $8,407.6 of liabilities related to insurance contracts and embedded derivatives.

(3)	The carrying value of this balance excludes $(67.0) related to the Closed Block embedded derivative.

SYMETRA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in millions, unless otherwise stated)

	As of December 31, 2017
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3
Measured at fair value on a recurring basis:
Financial assets:
Fixed maturities, available-for-sale:
U.S. government and agencies	$422.2	$422.2	$—	$422.2	$—
State and political subdivisions	792.4	792.4	—	792.4	—
Corporate securities	23,932.2	23,932.2	—	23,731.4	200.8
Residential mortgage-backed securities	2,472.8	2,472.8	—	2,472.8	—
Commercial mortgage-backed securities	795.7	795.7	—	795.6	0.1
Collateralized loan obligations	1,146.6	1,146.6	—	1,146.6	—
Other debt obligations	719.4	719.4	—	677.9	41.5
Total fixed maturities, available-for-sale	30,281.3	30,281.3	—	30,038.9	242.4
Marketable equity securities	755.7	755.7	722.6	26.8	6.3
Derivatives:
Index options	261.9	261.9	—	222.4	39.5
Foreign currency swaps	75.5	75.5	—	75.5	—
Other	1.7	1.7	0.2	1.5	—
Total derivatives	339.1	339.1	0.2	299.4	39.5
Total investments carried at fair value	31,376.1	31,376.1	722.8	30,365.1	288.2
Separate account assets	978.1	978.1	978.1	—	—
Total assets at fair value	$32,354.2	$32,354.2	$1,700.9	$30,365.1	$288.2
Financial liabilities:
Embedded derivatives – Indexed products	$797.5	$797.5	$—	$—	$797.5

Subject to fair value disclosure requirements:
Financial assets:
Mortgage loans	$6,241.2	$6,180.8	$—	$—	$6,180.8
Investments in limited partnerships, tax credit investments (1)	173.0	135.1	—	—	135.1
Cash and cash equivalents	347.5	347.5	347.5	—	—
Financial liabilities:
Funds held under deposit contracts (2):
Deferred annuities	$20,128.3	$19,943.3	$—	$—	$19,943.3
Closed Block	7,202.5	8,080.5	—	—	8,080.5
_______________________

(1)	Fair value includes obligations for future investment contributions of $32.8, which is reflected as a liability on the consolidated balance sheets.

(2)	The carrying value of this balance excludes $8,015.1 of liabilities related to insurance contracts and embedded derivatives.
Financial Instruments Measured at Fair Value on a Recurring Basis
Fixed Maturities
The vast majority of the Company's fixed maturities, including both available-for-sale and trading, have been classified as Level 2 measurements. To make this assessment, the Company determines whether the market for a security is active and if significant pricing inputs are observable. The Company predominantly utilizes third-party independent pricing services to assist management in determining the fair value of its fixed maturity securities. As of both December 31, 2018 and 2017, pricing services provided prices for 94.4% of the Company's fixed maturities.
As of December 31, 2018, the Company had $1,576.9, or 5.0%, of its available-for-sale fixed maturities invested in private placement securities. These securities were generally valued using a composite of observed comparable public securities as well as reference yield curves. The yield curves are determined based on industry, credit quality, seniority rank in the capital

SYMETRA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in millions, unless otherwise stated)

structure, and residual spreads determined by the Company's independent pricing service for each security. The residual spreads are considered unobservable inputs and classified as a Level 3 measurement when they are significant to the valuation result. When only observable inputs are significant to the valuation result, they are classified as Level 2 measurements. The use of only significant observable inputs in determining the fair value of the Company's investments in private placement securities resulted in the classification of $1,303.6, or 82.7%, as Level 2 measurements as of December 31, 2018. As of December 31, 2017, the Company had $1,509.0, or 5.0%, of its fixed maturities invested in private placement securities, of which $1,325.9, or 87.9%, were classified as Level 2 measurements.
Corporate Securities
The majority of corporate securities classified as Level 2 measurements are priced by independent pricing services utilizing evaluated pricing models. Because many corporate securities do not trade on a daily basis, evaluated pricing models apply available information through processes such as benchmark curves, benchmarking of like securities, sector groupings and matrix pricing to prepare valuations. The significant inputs for security evaluations include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and other reference data, including market research publications.
Residential Mortgage-backed Securities
The Company's residential mortgage-backed securities (RMBS) classified as Level 2 measurements are priced by pricing services that utilize evaluated pricing models. Because many RMBS do not trade on a daily basis, evaluated pricing models apply available information through processes such as benchmark curves, benchmarking of like securities, sector groupings and matrix pricing to prepare evaluations. The significant observable inputs for security evaluations include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and other reference data, including market research publications. In addition, the pricing services use models and processes to develop prepayment and interest rate scenarios. The pricing services monitor market indicators, industry and economic events, and their models take into account market convention.
Marketable Equity Securities
Marketable equity securities have historically included exchange traded funds and common stock in support of long duration income annuity policies. The majority of the Company's equity investments were sold in connection with the Reinsurance Transaction. When the fair values of the Company's marketable equity securities are based on quoted market prices in active markets for identical assets, they are classified as Level 1 measurements. The fair values of nonredeemable preferred stocks are determined by pricing services utilizing evaluated pricing models and are classified as a Level 2 measurement. These valuations are created based on benchmark curves using industry standard inputs and exchange prices of underlying securities and common stock of the same issuer.
Index Options
Index options consist primarily of Standard & Poor's 500 Index® (S&P 500) options. The fair values of these index options were determined using option pricing models. Significant inputs include index implied volatilities, index dividend yields, index prices, a risk-free rate, option term and option strike price. As these inputs are observable, most index options are classified as a Level 2 measurement.
Foreign Currency Swaps
Foreign currency swaps are valued using an income approach. These swaps are priced using a discounted cash flow model. The significant inputs include the projected cash flows, currency spot rates, swap yield curve and cross currency basis curve. As these inputs are observable, the foreign currency swaps valuation is classified as a Level 2 measurement.
Separate Accounts
Separate account assets are primarily invested in mutual funds with published NAVs, which are classified as a Level 1 measurement.
Embedded Derivatives
Embedded derivatives primarily relate to the Company's indexed products, which credits interest to the policyholder's account balance based on increases in selected indexes, primarily the S&P 500. The fair value of the embedded derivative reflects the excess of the projected benefits based on the indexed fund value over the projected benefits based on the guaranteed fund

SYMETRA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in millions, unless otherwise stated)

value. The excess benefits are projected using best estimates for surrenders, mortality and indexed fund interest, and discounted at a risk-free rate plus a spread for nonperformance and policyholder behavior risk.
The Company updates its estimates regarding projected benefits during the third quarter each year as part of its annual unlocking of various assumptions used to determine the fair value. This resulted in an increase of $36.4 to the fair value of the embedded derivative for 2018, which was recorded as a loss in net realized gains (losses). For the same period in 2017, this resulted in a decrease of $28.9 to the fair value of the embedded derivative, which was recorded as a gain in net realized gains (losses).
The Reinsurance Transaction also contains an embedded derivative related to the withheld assets supporting the Closed Block annuity contracts. The embedded derivative is primarily measured as the change in the market-over-book value of the assets supporting the Closed Block, which includes both fixed maturities and commercial mortgage loans.
Because the fair value measurement of these estimates utilizes significant unobservable inputs, the Company classifies the valuation of embedded derivatives as a Level 3 measurement.
Rollforward of Financial Instruments Measured at Fair Value on a Recurring Basis Using Significant Unobservable Inputs (Level 3)
The following tables present additional information about financial instruments measured at fair value on a recurring basis and for which the Company has utilized significant unobservable inputs (Level 3) to determine fair value for the year ended December 31, 2018:

						Unrealized Gains (Losses) Included in:
	Balance as of January 1, 2018	Purchases and Issues(1)	Sales and Settlements(1)	Transfers In and/or (Out) of Level 3(2)	Other(3)	Net Income(4)	Other Comprehensive Income (5)	Realized Gains (Losses)(4)	Balance as of December 31, 2018
Financial Assets:
Fixed maturities, available-for-sale:
Corporate securities	$200.8	$26.4	$—	$78.4	$(4.7)	$—	$(15.3)	$—	$285.6
Commercial mortgage-backed securities	0.1	—	—	—	(0.1)	—	—	—	—
Other debt obligations	41.5	12.1	—	—	0.1	—	(2.9)	—	50.8
Total fixed maturities, available-for-sale	242.4	38.5	—	78.4	(4.7)	—	(18.2)	—	336.4
Marketable equity securities	6.3	—	—	(5.8)	—	—	—	—	0.5
Derivatives:
Index options	39.5	—	—	(38.7)	—	0.9	—	(1.7)	—
Embedded derivative – Closed Block	—	—	—	—	—	67.0	—	—	67.0
Total Level 3 assets	$288.2	$38.5	$—	$33.9	$(4.7)	$67.9	$(18.2)	$(1.7)	$403.9
Financial Liabilities:
Embedded derivatives – Indexed products	$797.5	$179.4	$(16.9)	$—	$—	$(88.5)	$—	$—	$871.5
_______________

(1)	Issues and settlements are related to the Company's embedded derivative liabilities.

(2)
Transfers into Level 3 are generally the result of observable market information on a security no longer being available or utilized by pricing vendors. Transfers into and/or out of Level 3 are reported at the value as of the beginning of the period in which the transfer occurs. Gross transfers into Level 3 were $81.9 for the year ended December 31, 2018. Gross transfers out of Level 3 were $48.0 for the year ended December 31, 2018.

(3)	Other includes transactions such as pay downs, calls, amortization, and redemptions.

(4)	Amounts are included in net realized gains (losses) on the consolidated statements of income (loss). Amounts shown for financial liabilities are (gains) losses in net income.

(5)	Amounts are generally included in changes in unrealized gains (losses) on available-for-sale securities on the consolidated statements of comprehensive income (loss).

SYMETRA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in millions, unless otherwise stated)

The following tables present additional information about financial instruments measured at fair value on a recurring basis and for which the Company has utilized significant unobservable inputs (Level 3) to determine fair value for the year ended December 31, 2017:

						Unrealized Gains (Losses) Included in:
	Balance as of January 1, 2017	Purchases and Issues(1)	Sales and Settlements(1)	Transfers In and/or (Out) of Level 3(2)	Other(3)	Net Income(4)	Other Comprehensive Income (5)	Realized Gains (Losses)(4)	Balance as of December 31, 2017
Financial Assets:
Fixed maturities, available-for-sale:
Corporate securities	$57.0	$87.9	$—	$57.2	$(9.0)	$—	$7.8	$(0.1)	$200.8
Commercial mortgage-backed securities	0.9	—	—	—	(0.8)	—	—	—	0.1
Other debt obligations	7.6	—	—	28.7	0.7	—	4.5	—	41.5
Total fixed maturities, available-for-sale	65.5	87.9	—	85.9	(9.1)	—	12.3	(0.1)	242.4
Marketable equity securities	5.9	—	—	0.1	—	—	0.3	—	6.3
Derivatives:
Index options	7.0	22.7	—	—	(14.5)	26.0	—	(1.7)	39.5
Other	—	0.9	—	—	(0.6)	—	—	(0.3)	—
Total derivatives	7.0	23.6	—	—	(15.1)	26.0	—	(2.0)	39.5
Total Level 3 assets	$78.4	$111.5	$—	$86.0	$(24.2)	$26.0	$12.6	$(2.1)	$288.2
Financial Liabilities:
Embedded derivatives – Indexed products	$532.4	$162.6	$(8.0)	$—	$(8.1)	$118.6	$—	$—	$797.5
_______________

(1)	Issues and settlements are related to the Company's embedded derivative liabilities.

(2)
Transfers into and/or out of Level 3 are reported at the value as of the beginning of the period in which the transfer occurs. Gross transfers into Level 3 were $86.0 for the year ended December 31, 2017. Gross transfers out of Level 3 were $0.0 for the year ended December 31, 2017.

(3)	Other includes transactions such as pay downs, calls, amortization and redemptions.

(4)	Amounts are included in net realized gains (losses) on the consolidated statements of income (loss). Amounts shown for financial liabilities are (gains) losses in net income.

(5)	Amounts are generally included in changes in unrealized gains (losses) on available-for-sale securities on the consolidated statements of comprehensive income (loss).
8. Deferred Policy Acquisition Costs (DAC) and Value of Business Acquired (VOBA)
The Company defers costs that are directly related to the successful acquisition or renewal of insurance contracts. These primarily include commissions, distribution costs directly related to sales, third-party underwriting costs and the portion of salaries and benefits directly related to processing successful new and renewal contracts. All other acquisition-related costs, including costs incurred for soliciting potential customers, managing the distribution and underwriting functions, training, administration, unsuccessful acquisition or renewal efforts, market research and product development are not deferrable and are expensed in the period incurred.
In addition, on the date of the Merger, the Company's DAC balance was reset to zero, and a balance for VOBA was established, representing the right to receive future gross profits from cash flows and earnings of the Company's existing business. VOBA was based on the actuarially estimated present value of future cash flows from the Company's insurance policies and annuity contracts in-force on the date of the Merger. The estimated present value of future cash flows used in the calculation of VOBA was based on certain assumptions, including lapse rates, mortality experience, maintenance expenses, crediting rates, and investment performance that the Company expects to experience in future years.
The Company amortizes DAC and VOBA for deferred annuity contracts and universal life insurance policies over the lives of the contracts or policies in proportion to the estimated future gross profits. To estimate future gross profits, the Company makes assumptions as to lapse rates, mortality experience, maintenance expenses, crediting rates, and investment performance. Actual profits can vary from the estimates and can thereby result in increases or decreases to DAC and VOBA amortization. The Company regularly evaluates its assumptions and, when necessary, revises the estimated gross profits of these contracts, resulting in assumption and experience unlocking adjustments to DAC and VOBA amortization. When such estimates are revised, the impact is recorded in the consolidated statements of income (loss).
The Company amortizes acquisition costs for traditional individual life insurance policies over the premium paying period of the related policies, using assumptions consistent with those used in computing policy reserves. The Company amortizes acquisition costs for immediate annuities using a constant yield approach.
The Company adjusts the unamortized DAC and VOBA balances for the effect of net unrealized gains and losses on securities as if they had been realized as of the balance sheet date. The Company includes the impact of this adjustment, net of tax, in AOCI. The Company also adjusts its unamortized DAC and VOBA balances for the effect of realized gains and losses including

SYMETRA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in millions, unless otherwise stated)

changes in fair value of the embedded derivatives for the Company's FIA policies. These adjustments are recognized in net realized gains (losses) in the consolidated statements of income (loss).
For some products, policyholders can elect to modify product benefits, features, rights or coverage by exchanging a contract for a new contract; by amendment, endorsement or rider to a contract; or by election of a feature or coverage within a contract. These transactions are known as internal replacements. If the modification substantially changes the original contract, the remaining DAC balance is immediately written off through earnings and any eligible costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC is retained and amortized over the life of the modified contract and any acquisition costs associated with the related modification are expensed as incurred.
The following table provides a reconciliation of the beginning and ending balance for DAC:

	Successor Company			Predecessor Company
	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	February 1 to December 31, 2016	January 1 to January 31, 2016
Unamortized balance at beginning of period	$407.2	$202.8	$—	$677.5
Deferral of acquisition costs	260.6	239.9	215.4	19.6
Adjustments for realized (gains) losses (1)	(1.5)	(4.6)	(1.6)	(0.4)
Amortization – excluding unlocking	(39.7)	(30.9)	(9.9)	(8.4)
Amortization – impact of unlocking (1)	(4.1)	—	(1.1)	(0.2)
Adjustment for Closed Block (2)	(12.6)	—	—	—
Unamortized balance at end of period	609.9	407.2	202.8	688.1
Accumulated effect of net unrealized (gains) losses	34.4	(21.0)	(3.4)	(41.0)
Balance at end of period	$644.3	$386.2	$199.4	$647.1
___________________

(1)
Includes the impact of assumption and experience unlocking related to quarterly investment prepayment activity, as well as the Company's annual unlocking process, which takes place during the third quarter of each year. Adjustments for realized (gains) losses also includes the impact from annual unlocking.

(2)	The DAC balance associated with policies reinsured under the Reinsurance Transaction was reclassified to the beginning balance of the deposit asset.

The following table provides a reconciliation of the beginning and ending balance for VOBA:

	Successor Company
	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	February 1 to December 31, 2016
Unamortized balance at beginning of period	$358.1	$413.4	$457.6
Adjustments related to realized (gains) losses (1)	10.1	(11.9)	4.5
Amortization – excluding unlocking	(42.8)	(41.8)	(40.7)
Amortization – impact of unlocking (1)	(5.1)	(1.6)	(8.0)
Unamortized balance at end of period	320.3	358.1	413.4
Accumulated effect of net unrealized (gains) losses	58.4	(48.1)	(16.1)
Balance at end of period	$378.7	$310.0	$397.3
___________________

(1)
Includes the impact of assumption and experience unlocking related to quarterly investment prepayment activity, as well as the Company's annual unlocking process, which takes place during the third quarter of each year. Adjustments for realized (gains) losses also includes the impact from annual unlocking.

SYMETRA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in millions, unless otherwise stated)

The following table sets forth the estimated future VOBA amortization expense, net of interest, for the next 5 years, based on the balance recorded as of December 31, 2018:

Year	Amount
2019	$40.3
2020	35.0
2021	29.8
2022	24.3
2023	18.2
9. Liability for Unpaid Claims and Claim Adjustment Expenses
Liabilities for policy and contract claims primarily represent liabilities for claims under medical stop-loss, group life and DI, and individual life policies. These liabilities are established on the basis of reported losses. The Company also provides for claims incurred but not reported (IBNR). For medical stop-loss and group life and DI policies, this is based on expected loss ratios, claims paying completion patterns and historical experience. If expected loss ratios increase or expected claims paying completion patterns extend, the IBNR claim liability increases. The Company reviews estimates for reported but unpaid claims and IBNR claims quarterly. Any necessary adjustments are reflected in earnings.
The following tables provide reconciliations of the beginning and ending liability balances for unpaid claims and claims adjustment expenses (CAE) disaggregated by medical stop-loss, group life and DI, and other. These reserves include policy and contract claims and certain amounts recorded in future policy benefits on the consolidated balance sheets.

Medical Stop-Loss	Successor Company			Predecessor Company
	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	February 1 to December 31, 2016	January 1 to January 31, 2016
Balance, beginning of period	$153.1	$114.6	$113.1	$122.9
Less: reinsurance recoverables	12.4	7.7	3.4	3.6
Net balance, beginning of period	140.7	106.9	109.7	119.3
Incurred related to insured events of:
The current year	502.3	460.6	351.9	28.1
Prior years	(2.7)	7.5	(5.2)	(0.5)
Total incurred	499.6	468.1	346.7	27.6
Paid related to insured events of:
The current year	370.1	331.2	276.7	1.9
Prior years	127.2	103.1	72.8	35.3
Total paid	497.3	434.3	349.5	37.2
Net balance, end of period	143.0	140.7	106.9	109.7
Add: reinsurance recoverables	6.4	12.4	7.7	3.4
Balance, end of period	$149.4	$153.1	$114.6	$113.1

SYMETRA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in millions, unless otherwise stated)

Group Life and DI	Successor Company			Predecessor Company
	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	February 1 to December 31, 2016	January 1 to January 31, 2016
Balance, beginning of period	$184.2	$149.9	$122.2	$119.8
Less: reinsurance recoverables	41.9	48.4	76.7	76.9
Net balance, beginning of period	142.3	101.5	45.5	42.9
Incurred related to insured events of:
The current year	199.7	150.4	122.6	6.8
Prior years	(2.2)	2.7	5.7	0.5
Total incurred	197.5	153.1	128.3	7.3
Paid related to insured events of:
The current year	106.2	79.1	52.5	0.2
Prior years	43.9	33.2	19.8	4.5
Total paid	150.1	112.3	72.3	4.7
Net balance, end of period	189.7	142.3	101.5	45.5
Add: reinsurance recoverables	40.3	41.9	48.4	76.7
Balance, end of period	$230.0	$184.2	$149.9	$122.2

	Successor Company			Predecessor Company
Other	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	February 1 to December 31, 2016	January 1 to January 31, 2016
Balance, beginning of period	$29.6	$33.0	$27.2	$24.5
Less: reinsurance recoverables	4.7	6.7	3.8	4.4
Net balance, beginning of period	24.9	26.3	23.4	20.1
Incurred related to insured events of:
The current year	118.1	111.0	99.3	7.6
Prior years	3.8	(0.1)	4.8	2.5
Total incurred	121.9	110.9	104.1	10.1
Paid related to insured events of:
The current year	93.1	93.1	85.4	1.5
Prior years	21.2	19.2	15.8	5.3
Total paid	114.3	112.3	101.2	6.8
Net balance, end of period	32.5	24.9	26.3	23.4
Add: reinsurance recoverables	4.5	4.7	6.7	3.8
Balance, end of period	$37.0	$29.6	$33.0	$27.2
Claims Development – Short Duration Contracts
The Company's short duration contracts primarily include medical stop-loss and group life and DI. The following tables present information about claims development of short-duration contracts as of December 31, 2018, net of reinsurance. The tables also include cumulative claim frequency (presented in whole numbers) and the total of incurred but not reported (IBNR) liabilities plus expected development on reported claims included within the net incurred amounts. Claim frequency for medical stop-loss is measured on an individual claimant basis per policy year. Claim frequency for group life and DI is measured by claim event on an individual basis.
The information about incurred and paid claims development for the years ended December 31, 2013 through 2017 is presented as unaudited supplementary information. The recording and paying of claims and related reserves on short duration contracts was not impacted by the Merger, and therefore, the information presented below combines Predecessor and Successor Company for 2016.

SYMETRA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in millions, unless otherwise stated)

The tables below present information for the number of years for which claims incurred typically remain outstanding. Medical stop-loss claims are typically paid within two years. Claims for group life and DI tend to develop over a longer period; however, prior to 2013, this business was substantially reinsured and did not materially impact the Company's results. Additionally, during the fourth quarter of 2016, the Company entered into an agreement to recapture the majority of the long-term DI business that had been ceded to a reinsurer, which impacted the retained incurred claims in later contract years. Prior to the recapture, long-term DI business was generally reinsured at 45% to 90%, depending on year of issue, and prior period amounts have not been adjusted to reflect the recapture.
Medical Stop-Loss

	For the Years Ended December 31,		As of December 31, 2018
			Related IBNR Reserves	Cumulative Number of Reported Claims
Year of Insured Event	2017	2018
Incurred Claims, Net of Reinsurance:
2017	$460.6	$466.6	$8.5	5,753
2018		502.3	105.4	3,079
Total		$968.9	$113.9
Cumulative Paid Claims, Net of Reinsurance:
2017	$331.2	$455.8
2018		370.1
Total		825.9
Liabilities for unpaid claims prior to 2016, net of reinsurance		—
Total liabilities for unpaid claims, net of reinsurance		$143.0

SYMETRA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in millions, unless otherwise stated)

Group Life and DI

	For the Years Ended December 31,						As of December 31, 2018
	2013	2014	2015	2016	2017		Related IBNR Reserves	Cumulative Number of Reported Claims
Year of Insured Event	(Unaudited)					2018
Incurred Claims, Net of Reinsurance:
2013	$21.9	$23.5	$23.0	$26.6	$27.5	$27.7	$—	1,613
2014		41.3	42.1	56.2	56.1	58.0	—	3,895
2015			73.6	92.1	90.8	90.0	—	5,702
2016				106.5	105.6	103.5	—	6,889
2017					157.9	153.1	5.1	9,714
2018						208.1	50.5	11,506
Total						$640.4	$55.6
Cumulative Paid Claims, Net of Reinsurance:
2013	$15.1	$19.7	$21.3	$22.0	$22.8	$23.2
2014		25.3	32.6	35.9	39.8	42.3
2015			39.9	57.1	66.1	69.8
2016				53.4	74.2	80.1
2017					80.7	112.0
2018						106.2
Total						$433.6
Liabilities for unpaid claims prior to 2013, net of reinsurance						2.4
Total liabilities for unpaid claims, net of reinsurance						$209.2
Reconciliation
The reconciliation of the December 31, 2018 net incurred and paid claims development tables to the unpaid claims liability is as follows:

Reconciliation of the Claims Development Information to the Liability for Unpaid Claims and CAE
As of December 31, 2018
Net outstanding liabilities for unpaid claims
Medical Stop-Loss	$143.0
Group Life and DI	209.2
Other	4.1
Liabilities for unpaid claims, net of reinsurance	356.3

Reinsurance recoverable on unpaid claims
Medical Stop-Loss	6.4
Group Life and DI	40.3
Other	—
Total reinsurance recoverable on unpaid claims	46.7

Insurance lines other than short duration, net	32.9
Impact of discounting	(19.5)
Total gross liability for unpaid claims	$416.4

SYMETRA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in millions, unless otherwise stated)

Claims Duration and Payout
The following is required unaudited supplementary information about average historical percentage payout of incurred claims by age, net of reinsurance. The calculation uses the amount of claims paid in each development year compared with the estimated incurred claims as of December 31, 2018:

Average Annual Percentage Payout of Incurred Claims by Age, Net of Reinsurance (Unaudited)
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6
Group Life and DI	49.7%	17.8%	6.7%	4.5%	3.5%	1.5%
10. Stockholder's Equity
Components of AOCI primarily relate to unrealized gains (losses) on the Company's available-for-sale securities and derivatives designated as cash flow hedges, as well as the related adjustments to DAC and VOBA. These amounts are reported net of deferred taxes. The tax effects are released from AOCI into income tax expense (benefit) when the underlying amounts are reclassified to income, typically when the related instrument is sold, terminated or otherwise extinguished.
The following tables summarize the components of AOCI and the adjustments to OCI for amounts reclassified from AOCI into net income for the year ended December 31, 2018 (Successor Company):

	Net Unrealized Gains (Losses) on Available-for- sale Securities (4)	OTTI on Fixed Maturities not related to Credit Losses (2)	Adjustment for DAC and VOBA	Net Gains (Losses) on Cash Flow Hedges	Accumulated Other Comprehensive Income
Balance as of January 1, 2018	$642.7	$(0.3)	$(63.6)	$(27.7)	$551.1
Other comprehensive income (loss) before reclassifications, net of taxes (1)	(959.8)	(0.9)	157.0	34.1	(769.6)
Reclassifications recorded in:
Net investment income:
Interest rate swaps	—	—	—	(2.0)	(2.0)
Foreign currency swaps	—	—	—	5.0	5.0
Net realized (gains) losses	18.6	—	(9.4)	3.1	12.3
Total provision (benefit) for income taxes	(3.9)	—	2.0	(1.3)	(3.2)
Total reclassifications from AOCI, net of taxes	14.7	—	(7.4)	4.8	12.1
Other comprehensive income (loss) after reclassifications	(945.1)	(0.9)	149.6	38.9	(757.5)
Adoption of new accounting standard (3)	(114.3)	—	—	—	(114.3)
Balance as of December 31, 2018	$(416.7)	$(1.2)	$86.0	$11.2	$(320.7)
___________________

(1)
Other comprehensive income (loss) before reclassifications is net of taxes of $(255.1), $(0.3), $41.8, $9.0, and $(204.6), respectively, for the year ended December 31, 2018. Tax effects in OCI are calculated based on the applicable enacted tax rate at the time gains (losses) are incurred.

(2)
Reclassification adjustments of OTTI on fixed maturities not related to credit losses are included in changes in unrealized gains and losses on available-for-sale securities within the consolidated statements of comprehensive income.

(3)	Accounting Standards Update No. 2016-01, Financial Instruments (Topic 825): Recognition and Measurement of Financial Assets and Financial Liabilities. Refer to Note 2 for further discussion.

(4)	Includes net unrealized losses of $42.0 for the year ended December 31, 2018 related to changes in exchange rates on fixed maturities held in foreign currencies.

SYMETRA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in millions, unless otherwise stated)

The following tables summarize the components of AOCI and the adjustments to OCI for amounts reclassified from AOCI into net income for the year ended December 31, 2017 (Successor Company):

	Net Unrealized Gains (Losses) on Available-for- sale Securities	OTTI on Fixed Maturities not related to Credit Losses (2)	Adjustment for DAC and VOBA	Net Gains (Losses) on Cash Flow Hedges	Accumulated Other Comprehensive Income
Balance as of January 1, 2017	$137.6	$(0.2)	$(14.0)	$17.7	$141.1
Other comprehensive income (loss) before reclassifications, net of taxes (1)	432.9	(0.1)	(52.7)	(44.5)	335.6
Reclassifications recorded in:
Net investment income:
Interest rate swaps	—	—	—	0.1	0.1
Foreign currency swaps	—	—	—	(2.7)	(2.7)
Net realized (gains) losses	(32.9)	—	16.6	7.8	(8.5)
Total provision (benefit) for income taxes	11.5	—	(5.8)	(1.8)	3.9
Total reclassifications from AOCI, net of taxes	(21.4)	—	10.8	3.4	(7.2)
Other comprehensive income (loss) after reclassifications	411.5	(0.1)	(41.9)	(41.1)	328.4
Adoption of new accounting standard (3)	93.6	—	(7.7)	(4.3)	81.6
Balance as of December 31, 2017	$642.7	$(0.3)	$(63.6)	$(27.7)	$551.1
___________________

(1)
Other comprehensive income (loss) before reclassifications is net of taxes of $201.9, $0.0, $(22.8), $(23.0), and $156.1, respectively, for the period year ended December 31, 2017. Tax effects in OCI are calculated based on the applicable enacted tax rate at the time gains (losses) are incurred.

(2)
Reclassification adjustments of OTTI on fixed maturities not related to credit losses are included in changes in unrealized gains and losses on available-for-sale securities within the consolidated statements of comprehensive income (loss).

(3)	Accounting Standards Update No. 2018-02, Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income.
The following tables summarize the components of AOCI and the adjustments to OCI for amounts reclassified from AOCI into net income for the period February 1 to December 31, 2016 (Successor Company):

	Net Unrealized Gains (Losses) on Available-for- sale Securities	OTTI on Fixed Maturities not related to Credit Losses (2)	Adjustment for DAC and VOBA	Net Gains (Losses) on Cash Flow Hedges	Accumulated Other Comprehensive Income
Balance as of February 1, 2016	$—	$—	$—	$—	$—
Other comprehensive income (loss) before reclassifications, net of taxes (1)	128.6	(0.3)	(11.5)	28.3	145.1
Reclassifications recorded in:
Net investment income:
Interest rate swaps	—	—	—	(6.6)	(6.6)
Foreign currency swaps	—	—	—	(9.0)	(9.0)
Net realized (gains) losses	13.8	0.1	(3.7)	(0.8)	9.4
Total provision (benefit) for income taxes	(4.8)	—	1.2	5.8	2.2
Total reclassifications from AOCI, net of taxes	9.0	0.1	(2.5)	(10.6)	(4.0)
Other comprehensive income (loss) after reclassifications	137.6	(0.2)	(14.0)	17.7	141.1
Balance as of December 31, 2016	$137.6	$(0.2)	$(14.0)	$17.7	$141.1
___________________

(1)	Other comprehensive income (loss) before reclassifications is net of taxes of $69.3, $(0.1), $(6.3), $15.3, and $78.2, respectively, for the period February 1 to December 31, 2016.

(2)
Reclassification adjustments of OTTI on fixed maturities not related to credit losses are included in changes in unrealized gains and losses on available-for-sale securities within the consolidated statements of comprehensive income.

SYMETRA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in millions, unless otherwise stated)

The following table summarizes the components of AOCI and the adjustments to OCI for amounts reclassified from AOCI into net income for the period January 1 to January 31, 2016 (Predecessor Company):

	Net Unrealized Gains (Losses) on Available-for- sale Securities	OTTI on Fixed Maturities not related to Credit Losses (2)	Adjustment for DAC	Net Gains (Losses) on Cash Flow Hedges	Accumulated Other Comprehensive Income
Balance as of January 1, 2016	$521.7	$(17.7)	$(28.1)	$42.2	$518.1
Other comprehensive income (loss) before reclassifications, net of taxes (1)	111.6	—	(24.7)	26.2	113.1
Reclassifications recorded in:
Net investment income:
Interest rate swaps	—	—	—	(0.6)	(0.6)
Foreign currency swaps	—	—	—	(1.0)	(1.0)
Net realized (gains) losses	2.6	—	0.5	—	3.1
Total provision (benefit) for income taxes	(0.9)	—	(0.2)	0.6	(0.5)
Total reclassifications from AOCI, net of taxes	1.7	—	0.3	(1.0)	1.0
Other comprehensive income (loss) after reclassifications	113.3	—	(24.4)	25.2	114.1
Balance as of January 31, 2016	$635.0	$(17.7)	$(52.5)	$67.4	$632.2
___________________

(1)	Other comprehensive income (loss) before reclassifications is net of taxes of $60.1, $0.0, $(13.3), $14.2, and $61.0, respectively, for the period January 1 to January 31, 2016.

(2)
Reclassification adjustments of OTTI on fixed maturities not related to credit losses are included in changes in unrealized gains and losses on available-for-sale securities within the consolidated statements of comprehensive income.

11. Commitments and Contingencies
Leases
The Company has office space and certain equipment under leases that expire at various dates through 2025, subject to certain renewal options. The Company accounts for these leases primarily as operating leases.
Future minimum lease commitments, including cost escalation clauses, for the next five years and thereafter are as follows:

Lease Payments
2019	$10.2
2020	9.3
2021	5.1
2022	2.9
2023	2.3
Thereafter	3.2
Total	$33.0
Litigation
Because of the nature of its business, the Company is subject to legal actions filed or threatened in the ordinary course of its business operations. The Company establishes liabilities for litigation and regulatory actions when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. For matters where a loss is believed to be reasonably possible, but not probable, no liability is established. For such matters, the Company may provide an estimate of the possible loss or range of loss or a statement that such an estimate cannot be made. The Company reviews relevant information with respect to litigation and regulatory matters on a quarterly basis and updates its established liabilities, disclosures and estimates of reasonably possible losses or range of loss based on such reviews.
Although the Company cannot predict the outcome of any litigation or regulatory action, the Company does not believe that any such matters will have an impact on its financial condition or results of operations that differs materially from the Company’s established liabilities. Given the inherent difficulty in predicting the outcome of such matters, however, it is possible that an

SYMETRA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in millions, unless otherwise stated)

adverse outcome in certain such matters could be material to the Company’s financial condition or results of operations for any particular reporting period.
Surplus Note
On December 12, 2014, Symetra Life and its wholly-owned subsidiary, Symetra Reinsurance Corporation (SRC), entered into a 25-year transaction to finance certain non-economic statutory reserves related to a block of universal life insurance policies with secondary guarantees issued by Symetra Life. As part of this transaction, SRC issued a surplus note with no initial principal balance. The maximum borrowing capacity as of December 31, 2018 was $100.7. There have been no borrowings since inception under the surplus note.
Other Commitments
As of December 31, 2018 and 2017, unfunded mortgage loan commitments were $65.9 and $53.2, respectively. The Company had no other material commitments or contingencies as of December 31, 2018 and 2017.
12. Segment Information
The Company offers a broad range of products and services that include retirement, employment-based benefits, and life insurance products. These operations are managed separately as three divisions. In the third quarter 2018, and as a result of the Reinsurance Transaction, the Company revised its segments into three business segments based on product groupings and information used by management: Benefits, Retirement, and Individual Life. The Company also has a fourth reportable segment, Other, consisting primarily of unallocated corporate items and surplus investment income.
The results from operations related to the business exited through the Reinsurance Transaction are reported as the "Closed Block" and included in the consolidated financial statements. The income (loss) related to the Closed Block is excluded from the profitability measures used by management, which results in more informative financial trends from the Company's core business and better aligns results with how the Company manages its segments. Prior period results have been adjusted to reflect this change.
The primary profitability measure that management uses to manage business segment results is adjusted pre-tax income (loss), which is defined as income from operations excluding results of the Closed Block, intangible asset amortization, and certain net realized gains (losses). Excluded gains (losses) are associated with:

◦	investment sales or disposal,

◦	investment impairments,

◦	changes in the fair value of mark-to-market investments and derivative investments (except for certain index options discussed below), and

◦	changes in the fair value of embedded derivatives related to the Company's indexed products.
In the Retirement segment, net gains (losses) on certain index options purchased to economically hedge exposure from FIA products sold in the late 1990s are included in adjusted pre-tax income.
The accounting policies of the segments are the same as those described for the Company, except for the method of capital allocation. The Company has an internally developed risk-based capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. This model accounts for the unique and specific nature of the risks inherent in the Company’s segments. A portion of net investment income on surplus investments, but not the invested assets, is allocated to the segments based on the level of allocated capital.

SYMETRA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in millions, unless otherwise stated)

The following table presents selected financial information by segment and reconciles segment pre-tax adjusted operating income (loss) to amounts reported in the consolidated statements of income (loss):

	Successor Company			Predecessor Company
	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	February 1 to December 31, 2016	January 1 to January 31, 2016
Segment adjusted pre-tax income (loss):
Benefits	$52.4	$34.3	$35.8	$7.9
Retirement	111.7	106.2	60.8	10.3
Individual Life	16.0	19.9	17.1	0.5
Other	(16.6)	(44.2)	(62.8)	(2.8)
Total segment adjusted pre-tax income	163.5	116.2	50.9	15.9
Add (deduct) the following:
Excluded realized gains (losses)	(70.4)	44.1	(12.5)	(4.0)
Amortization of intangible assets	(82.8)	(81.1)	(74.3)	—
Closed Block results	(132.8)	35.5	(15.8)	(24.7)
Income (loss) from operations before income taxes	$(122.5)	$114.7	$(51.7)	$(12.8)
The following table presents total adjusted revenue by segment:

	Successor Company			Predecessor Company
	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	February 1 to December 31, 2016	January 1 to January 31, 2016
Segment adjusted revenue:
Benefits	$1,014.4	$898.0	$711.8	$61.3
Retirement	782.8	708.9	573.1	58.3
Individual Life	569.3	513.0	420.8	41.7
Other	(16.9)	(41.9)	(37.1)	(2.4)
Total segment adjusted revenue	2,349.6	2,078.0	1,668.6	158.9
Add: Excluded realized gains (losses)	(70.4)	44.1	(12.5)	(4.0)
Add: Closed Block revenue	2.0	336.1	272.5	7.4
Total Revenue	$2,281.2	$2,458.2	$1,928.6	$162.3
Segment adjusted revenue represents segment revenue excluding certain net realized gains and losses, as described above, and excludes revenue in the Closed Block.

SYMETRA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in millions, unless otherwise stated)

The following table presents total assets by segment:

	As of December 31, 2018	As of December 31, 2017
Segment assets:
Benefits	$1,468.4	$1,467.3
Retirement	25,077.7	23,968.5
Individual Life	8,005.9	7,836.0
Other	2,356.7	1,769.0
Total segment assets	36,908.7	35,040.8
Add: Closed Block assets (1)	12,052.8	7,513.4
Total Assets	$48,961.5	$42,554.2
____________________

(1)	Includes deposit asset and invested assets related to Closed Block.

The following tables provide supplementary insurance information by segment:

	For the Year Ended December 31, 2018
	Premium Revenue	Net Investment Income	Benefits, Claims, and Interest Credited	Amortization of DAC and VOBA	Other Underwriting and Operating Expenses
Successor Company
Benefits	$979.8	$30.3	$719.8	$5.6	$236.6
Retirement	—	762.2	470.1	76.3	124.7
Individual Life	33.5	261.7	435.0	8.4	109.9
Other	—	28.2	—	—	(0.3)
Segment total	1,013.3	1,082.4	1,624.9	90.3	470.9
Add: Closed Block	—	123.4	109.8	1.4	21.9
Total	$1,013.3	$1,205.8	$1,734.7	$91.7	$492.8

	For the Year Ended December 31, 2017
	Premium Revenue	Net Investment Income	Benefits, Claims, and Interest Credited	Amortization of DAC and VOBA	Other Underwriting and Operating Expenses
Successor Company
Benefits	$867.4	$25.7	$640.2	$2.8	$220.7
Retirement	—	698.7	426.8	60.8	115.1
Individual Life	32.1	242.1	385.6	8.7	98.8
Other	—	14.3	—	—	2.3
Segment total	899.5	980.8	1,452.6	72.3	436.9
Add: Closed Block	—	303.3	279.7	2.0	15.6
Total	$899.5	$1,284.1	$1,732.3	$74.3	$452.5

SYMETRA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in millions, unless otherwise stated)

	February 1 to December 31, 2016
	Premium Revenue	Net Investment Income	Benefits, claims, and interest credited	Amortization of DAC and VOBA	Underwriting and operating expenses
Successor Company
Benefits	$686.7	$18.8	$497.6	$0.6	$177.8
Retirement	—	579.5	357.6	56.5	98.2
Individual Life	30.8	202.9	313.9	1.9	87.9
Other	—	11.3	—	—	25.7
Segment total	717.5	812.5	1,169.1	59.0	389.6
Add: Closed Block	—	288.8	267.5	0.7	17.0
Total	$717.5	$1,101.3	$1,436.6	$59.7	$406.6

	January 1 to January 31, 2016
	Premium Revenue	Net Investment Income	Benefits, claims, and interest credited	Amortization of DAC and VOBA	Underwriting and operating expenses
Predecessor Company
Benefits	$58.6	$2.1	$37.1	$0.2	$16.1
Retirement	—	57.3	33.4	6.6	8.0
Individual Life	2.6	22.9	32.7	1.2	7.3
Other	—	(2.4)	—	—	0.4
Segment total	61.2	79.9	103.2	8.0	31.8
Add: Closed Block	—	29.8	30.1	0.6	1.2
Total	$61.2	$109.7	$133.3	$8.6	$33.0

	As of December 31, 2018			As of December 31, 2017
	DAC and VOBA	Future Policy Benefits, Losses, Claims, and Loss Expense (1)	Other Policyholders' Funds (2)	DAC and VOBA	Future Policy Benefits, Losses, Claims, and Loss Expense (1)	Other Policyholders' Funds (2)
Benefits	$9.5	$386.4	$32.7	$7.7	$344.7	$29.3
Retirement	627.6	23,598.7	54.3	422.0	21,350.2	22.7
Individual Life	385.9	7,551.3	50.2	250.2	7,221.9	47.0
Other	—	—	12.1	—	—	14.9
Segment total	1,023.0	31,536.4	149.3	679.9	28,916.8	113.9
Add: Closed Block	—	6,594.3	—	16.3	7,124.5	4.0
Total	$1,023.0	$38,130.7	$149.3	$696.2	$36,041.3	$117.9
____________________

(1)	Includes funds held under deposit contracts, future policy benefits, and policy and contract claims on the consolidated balance sheets.

(2)	Includes unearned premiums.
13. Reinsurance
The Company reinsures portions of its risk in order to limit losses and manage its statutory capital position. Reinsurance agreements are evaluated for risk transfer to determine if they qualify for reinsurance accounting. If they qualify, the Company accounts for reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. If the agreements do not qualify, they are accounted for on a deposit contract basis.
The Company remains liable to its policyholders to the extent that counterparties to reinsurance contracts do not meet their contractual obligations. Accordingly, the future policy benefit reserves and policy and contract claims liabilities are reported gross of any related reinsurance recoverables, which are reported as assets. The Company reports premiums, benefits, and settlement

SYMETRA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in millions, unless otherwise stated)

expenses net of reinsurance in the consolidated statements of income (loss). Assets and liabilities and premiums and benefits relating to certain reinsurance agreements that grant surplus relief may be recorded net on the consolidated balance sheets and statements of income (loss) if a right of offset exists within the reinsurance agreement.
The following summarizes the Company's reinsurance coverage:

•	Medical stop-loss. Starting in 2018, the Company reinsures the excess of $2.5 per individual claim; previously, the Company reinsured $2.0 per individual claim.

•
Group Life & DI. The Company typically reinsures group life mortality risk in excess of $0.25 per individual and line of coverage, and morbidity risk in excess of $8.0 thousand of gross monthly benefit per life. The Company also has catastrophic coverage for group life policies.

•
Deferred Annuities. In 2017, the Company executed a reinsurance agreement to manage its statutory capital position related to fixed deferred and fixed indexed annuities with a guaranteed return of premium feature and issued beginning in 2017. This agreement does not qualify for GAAP reinsurance accounting.

•
Income Annuities. In 2018, the Company executed a reinsurance agreement that transfers financial responsibility for its in-force block of income annuity contracts, which primarily consists of structured settlements and a smaller block of SPIAs. This agreement does not qualify for GAAP reinsurance accounting. See further discussion below.

•
Individual Life. The Company's reinsurance coverage varies by product, policy issue year, and issue age of the insured. For fully underwritten policies issued subsequent to April 2017, the Company retains up to a maximum of $5.0 per life. For fully underwritten policies issued between March 2013 and April 2017, the Company retains up to a maximum of $3.0 per life.

In 2018, the Company entered into a reinsurance arrangement to manage its statutory capital position on its survivorship guaranteed universal life policies. This agreement does not qualify for GAAP reinsurance accounting. In addition, the Company has an inter-company reinsurance agreement related to a block of guaranteed universal life policies in order to manage its statutory capital position.
The following tables and amounts exclude the deposit asset related to the Reinsurance Transaction, which is described in more detail below.
The following table sets forth net life insurance in force:

	As of December 31, 2018	As of December 31, 2017	As of December 31, 2016
Direct life insurance in force	$116,515.7	$109,179.4	$86,142.8
Amounts assumed from other companies	188.4	188.1	187.0
Amounts ceded to other companies	(29,612.4)	(26,473.9)	(24,452.4)
Net life insurance in force	$87,091.7	$82,893.6	$61,877.4
Percentage of amount assumed to net	0.22%	0.23%	0.30%
Percentage of amount ceded to direct	25.41%	24.25%	28.39%
The Company evaluates the financial condition of its reinsurers to monitor its exposure to losses from reinsurer insolvencies. The Company analyzes reinsurance recoverables according to the credit ratings and financial health of its reinsurers and is not aware of any of its major reinsurers currently experiencing financial difficulties. As of December 31, 2018 and 2017, $189.9 and $201.3, respectively, of the reinsurance recoverable was associated with two highly rated reinsurers, each representing approximately 35% of the recoverable balance in both periods. Of the total amount due from reinsurers, 97.6% and 97.5% were with reinsurers rated A- or higher by A.M. Best, as of December 31, 2018 and 2017, respectively. The Company had no write-offs or reserve for uncollectible reinsurance in 2018 or 2017.

SYMETRA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in millions, unless otherwise stated)

Reinsurance recoverables are composed of the following amounts:

	As of December 31, 2018	As of December 31, 2017
Life insurance
Reinsurance recoverables on:
Funds held under deposit contracts	$104.7	$102.4
Future policy benefits	135.4	134.3
Paid claims, expense allowance, premium tax recoverables and other	14.2	18.7
Policy and contract claims	6.4	5.8
Total life insurance	260.7	261.2
Accident and health insurance
Reinsurance recoverables on:
Future policy benefits	37.5	40.3
Paid claims, expense allowance, premium tax recoverables and other	3.7	4.0
Policy and contract claims	6.4	12.7
Total accident and health insurance	47.6	57.0
Total reinsurance recoverables	$308.3	$318.2
The following table sets forth the effect of reinsurance on premiums and policy fees and contract charges. It is disaggregated by accident and health, and life insurance and investment-type products, which are short- and long-duration contracts, respectively.

	Successor Company			Predecessor Company
	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	February 1 to December 31, 2016	January 1 to January 31, 2016
Premiums:
Direct:
Accident and health	$879.9	$798.7	$626.3	$56.7
Life insurance	205.9	171.1	127.5	10.7
Total direct	1,085.8	969.8	753.8	67.4
Total assumed	1.2	0.9	0.3	—
Ceded:
Accident and health (1)	(27.4)	(26.4)	(0.6)	(4.0)
Life insurance	(46.3)	(44.8)	(36.0)	(2.2)
Total ceded	(73.7)	(71.2)	(36.6)	(6.2)
Total premiums	1,013.3	899.5	717.5	61.2
Policy fees and contract charges:
Direct life insurance and investment-type	318.4	278.0	220.8	18.0
Ceded life insurance and investment-type	(15.0)	(12.4)	(8.1)	(0.4)
Total policy fees and contract charges (2)	303.4	265.6	212.7	17.6
Total premiums and other amounts assessed to policyholders	$1,316.7	$1,165.1	$930.2	$78.8
Percentage of assumed to total premiums and other amounts assessed to policyholders	0.09%	0.08%	0.03%	—%
_______________

(1)	Successor Company ceded premiums reflect long-term disability income business recaptured during 2016.

(2)
Total policy fees and contract charges represents amounts charged to policyholders other than premiums and recorded in policy fees, contract charges and other in the consolidated statements of income (loss). This primarily consists of cost of insurance charges.

Reinsurance benefits reduced policyholder benefits and claims by $66.2, $98.1, $27.3 and $3.6 respectively, for the years ended December 31, 2018 and 2017, and the periods February 1 to December 31, 2016 and January 1 to January 31, 2016.

SYMETRA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in millions, unless otherwise stated)

Reinsurance Transaction
In September 2018, the Company entered into the Reinsurance Transaction, which was effective as of July 1, 2018 (Agreement Date) and accounted for under the deposit accounting method. The deposit asset and funds withheld liability established by the Reinsurance Transaction do not have the right to offset, therefore are shown gross on the Company's consolidated balance sheets.
The Company established a $6.1 billion deposit asset which is included in reinsurance recoverables on its consolidated balance sheet for an amount equal to the Closed Block's $5.7 billion net statutory reserves due from the reinsurer and an amount paid to the reinsurer at the Transaction date. The equivalent GAAP reserves for the reinsured policies was $6.8 billion. The fair value adjustment to income annuity reserves recorded under PGAAP at the time of the Merger is the primary driver of the difference between the GAAP and statutory reserves. The difference between the deposit asset and the GAAP reserves is adjusted over the remaining life of the reinsured policies using the effective interest method and recognized in interest credited in the consolidated statements of income (loss).
Assets supporting the net statutory reserves of the Closed Block were withheld and are legally owned by the Company. These are reported as a funds withheld liability on the consolidated balance sheets. Adjustments to the funds withheld liability are based upon the investment and benefit amounts passed to the reinsurer during the period, which are recorded as ceded amounts in the consolidated statements of income (loss).
The funds withheld liability is composed of the host contract and an embedded derivative. The embedded derivative represents the right to receive or obligation to pay the total return on the withheld assets, which must be bifurcated from the host contract and carried at fair value on the Company’s consolidated balance sheets. The fair value of the embedded derivative fluctuates with changes in the unrealized gain (loss) on the withheld assets. Initially, the fair value of the embedded derivative is zero. Changes to the fair value of the embedded derivative are recognized in net realized gains (losses) on the Company’s consolidated statements of income (loss).
In the event of the reinsurer's insolvency, the Company would reclaim the assets supporting the reserve liabilities. The Company has the ability to offset amounts due to the reinsurer with amounts owed from the reinsurer, as well as access to amounts held in trust, which reduces the risk of loss. The Company remains liable to its policyholders to the extent that the reinsurer does not meet its contractual obligations.
The following table provides a reconciliation of the beginning and ending balance for the deposit asset and funds withheld liability:

For the Year Ended December 31, 2018
Deposit asset at inception	$6,072.6
Incurred interest adjustment	(152.2)
Deposit asset at end of period	$5,920.4

Funds withheld liability at inception	$5,700.0
Ceded investment amounts	303.4
Ceded benefit amounts	(313.0)
Quarterly settlement due to reinsurer	(33.5)
Changes in fair value of embedded derivative	(67.0)
Funds withheld liability at end of period	$5,589.9
14. Income Taxes
Symetra Life files a consolidated federal income tax return with its wholly-owned subsidiaries. Income taxes have been determined using the liability method. The provision for income taxes has three components: amounts currently payable or receivable, unrecognized tax benefits, and deferred income taxes. The deferred income taxes are calculated as the difference between the book and tax bases of the appropriate assets and liabilities and are measured using enacted tax rates.
The Company files income tax returns in the U.S. federal and various state jurisdictions. The Company's federal and state income tax returns are open for examination for tax years 2013 through the present.

SYMETRA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in millions, unless otherwise stated)

The Company receives investment tax credits from its investments in certain limited partnerships. These are accounted for using the flow-through method. Refer to Note 4 for further discussion of our tax credit investments.
Differences between income taxes computed by applying the U.S. federal income tax rate of 21% (35% in 2017 and prior) to income (loss) from operations before income taxes and the provision (benefit) for income taxes were as follows:

	Successor Company						Predecessor Company
	For the Year Ended December 31, 2018		For the Year Ended December 31, 2017		February 1 to December 31, 2016		January 1 to January 31, 2016
Income (loss) from operations before income taxes	$(122.5)		$114.7		$(51.7)		$(12.8)
Tax provision (benefit) at U.S. Federal statutory rate	(25.7)	21.0%	40.2	35.0%	(18.1)	35.0%	(4.5)	35.0%
Increase (reduction) in rate resulting from:
Impact of change in enacted tax rates on deferred tax balances	(7.7)	6.3	(151.0)	(131.6)	—	—	—	—
Investment tax credits	(40.6)	33.1	(37.0)	(32.3)	(52.0)	100.8	(4.1)	32.0
Dividends received deduction	(1.7)	1.4	(4.0)	(3.5)	(1.0)	1.9	(0.1)	0.8
Other	(0.6)	0.5	6.4	5.6	0.6	(1.3)	(0.2)	1.6
Provision (benefit) for income taxes	$(76.3)	62.3%	$(145.4)	(126.8)%	$(70.5)	136.4%	$(8.9)	69.4%
As of December 22, 2017, the Company remeasured the deferred tax assets and liabilities to reflect a change in the federal statutory rate from 35% to 21%. As a result, income tax expense for 2017 includes a net decrease of $151.0 related to the remeasurement of deferred tax balances. As of December 31, 2018, the Company has completed its accounting for the effects of the 2017 Tax Act and there were no material adjustments made during the measurement period.
The following table sets forth the tax effects of temporary differences that gave rise to the deferred income tax assets and liabilities. Deferred income tax assets and liabilities were measured at a corporate tax rate of 21% as of December 31, 2018 and 2017.

	As of December 31, 2018	As of December 31, 2017
Deferred income tax assets:
Adjustments to life policy liabilities	$340.0	$452.6
Unrealized losses on investment securities (net of DAC and VOBA adjustment: $22.9 for 2018)	85.3	—
Net operating losses	26.8	—
Investment tax credit carryforward	63.1	—
Other	12.4	13.3
Total deferred income tax assets	527.6	465.9
Deferred income tax liabilities:
Deferred policy acquisition costs	52.7	24.4
Basis adjustment on securities	115.0	210.4
Unrealized gains on investment securities (net of DAC and VOBA adjustment: $16.9 for 2017)	—	146.5
Intangible assets and VOBA	322.7	325.7
Other	7.4	10.0
Total deferred income tax liabilities	497.8	717.0
Deferred income tax asset (liability), net	$29.8	$(251.1)
As of December 31, 2018, the Company has a gross federal net operating loss (NOL) carryforward of $127.4, which does not expire under current law, and investment tax credit carryforwards of $63.1, which expire during 2037 through 2039.
Deferred tax assets are recognized only to the extent that it is more likely than not that future taxable profits will be available, and a valuation allowance is established where deferred tax assets cannot be recognized. Based on an analysis of the Company’s tax position, management believes that it is more likely than not that the Company will generate sufficient taxable income to

SYMETRA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in millions, unless otherwise stated)

utilize all of its deferred tax assets. Accordingly, no valuation allowance for deferred tax assets has been established as of December 31, 2018 and 2017.
The Company includes penalties and interest related to unrecognized tax benefits in the calculation of income tax expense in the accompanying consolidated statements of income (loss).
15. Dividends
Symetra Life is restricted by state regulations as to the aggregate amount of dividends it may pay to the Parent in any consecutive 12-month period without regulatory approval. The aggregate amount of dividends for the current year is determined based on the prior year’s statutory results. Under state law, Symetra Life may pay dividends only from the earned surplus arising from its business and must receive prior approval of the Insurance Commissioner of the State of Iowa ("the Commissioner") if such distributions would exceed certain statutory limitations. Iowa law gives the Commissioner discretion to disapprove requests for distributions in excess of these limits.
For the year ended December 31, 2018, dividends to the Parent from Symetra Life were limited to $221.9 without Commissioner approval, and total dividends declared were $50.0. For the year ended December 31, 2019, dividends are restricted to $212.7 without prior Commissioner approval.
16. Statutory-Basis Information
Symetra Life and its subsidiaries are required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile. Statutory accounting practices differ from GAAP primarily by charging policy acquisition costs to expense as incurred and establishing future policy benefit liabilities using different actuarial assumptions, as well as using a different basis in accounting for investments, certain assets, certain financial reinsurance transactions, and deferred taxes. Additionally, the statutory financial statements were not affected by purchase accounting.
Effective January 1, 2017, Symetra Life elected Iowa Bulletin 06-01, which allows companies to record the change in fair value of derivative instruments used to economically hedge indexed products in income, consistent with how the change in indexed product reserves is recorded. There was no net impact on surplus.
The statutory net income (loss) and statutory capital and surplus for Symetra Life and its subsidiaries are as follows:

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Statutory net income (loss):
Symetra Life	$(118.7)	$267.8	$43.4
Subsidiaries	0.5	11.1	7.3
Statutory capital and surplus:
Symetra Life (1)	$2,126.6	$2,218.9	$2,082.4
Subsidiaries	158.0	135.9	134.0
_______________

(1)
Symetra Life’s surplus includes the balances of its three wholly-owned subsidiaries, First Symetra National Life Insurance Company of New York, Symetra National Life Insurance Company and Symetra Reinsurance Corporation.

For the year ended December 31, 2018, Symetra Life's statutory net loss included negative ceding commission in connection with the Reinsurance Transaction and unrealized losses related to decreases in the fair value of derivatives recorded in income.
Each state of domicile imposes minimum risk-based capital (RBC) requirements that were developed by the NAIC. The formulas for determining the amount of RBC specify various weighting factors that are applied to the financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to company action level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. Symetra Life and its subsidiaries have statutory surplus and RBC levels that are well above current regulatory required levels.

SYMETRA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in millions, unless otherwise stated)

17. Related Parties
The Company has entered into various agreements with the Parent and its affiliates for services necessary to conduct its activities. These agreements specify that the parties will provide to and receive from each other certain general services related to sharing common management, personnel and facilities, and that the related expenses will be shared. These expenses include rent, payroll, benefits, data processing systems, and other charges. General service expenses are allocated among legal entities using various methodologies to estimate service utilization, including headcount, time studies or relevant activity levels, which management believes to be reasonable. In addition, the Company paid concessions, general agent fees, administrative and underwriting fees for services provided by its affiliates. These affiliates primarily included Symetra Securities, Inc. and Medical Risk Managers, Inc.
The Company’s affiliate, Symetra Assigned Benefits Service Company (SABSCO), purchased future payment streams of structured settlement annuity contracts issued by the Company from third-party payees. These contracts were assigned to and owned by SABSCO. The Company issued commutation endorsements to pay SABSCO lump sum amounts in lieu of receiving the future payment streams in the structured settlement annuity contracts and releases its reserves related to the contracts.
The Company records intercompany receivables in receivables and other assets and intercompany payables in other liabilities on the consolidated balance sheets. It is the Company’s policy to settle amounts due with affiliated companies within 30 days, except for certain long-term compensation liabilities that are settled when the awards are paid. Payables and receivables are aggregated and reported net for each affiliated entity. Balances and transactions with related parties recorded in the Company’s consolidated financial statements were as follows:

	As of December 31, 2018	As of December 31, 2017
Balances with Parent and affiliates:
Receivables	$0.1	$0.1
Payables	22.9	17.1

	Successor Company			Predecessor Company
	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	February 1 to December 31, 2016	January 1 to January 31, 2016
Transactions with Parent and affiliates:
Payments related to commutation endorsements (1)	$5.6	$7.8	$7.4	$0.6
Shared services expenses allocated, net (2)	8.4	6.9	6.1	0.4
Concessions, general agent fees, administrative and underwriting fees (3)	10.2	10.7	8.0	0.9
___________________

(1)
Commutation endorsements reduce the reserves reported in funds held under deposit contracts on the consolidated balance sheets and interest credited on the consolidated statements of income (loss), net of related payments.

(2)	Reported primarily in other underwriting and operating expenses on the consolidated statements of income (loss).

(3)	Reported in policy fees, contract charges, and other on the consolidated statements of income (loss).
During the year ended December 31, 2017, the Company purchased investments with a fair value of $72.2 from its Parent.

SYMETRA SEPARATE ACCOUNT SL
PART C
OTHER INFORMATION

Item  26. Exhibits

Exhibit		Description	Reference
a.		Resolution of Board of Directors of Symetra Life authorizing the Separate Account	1/
b.		Custodian Agreement	Not Applicable
c.	(i) (ii)	Principal Underwriter's Agreement Amendment to Principal Underwriter's Agreement Form of Broker-Dealer Selling Agreement	4/ 5/ 3/
d.	(i) (ii) (iii) (iv) (v) (vi) (vii)
a) Form of Flexible Premium Variable Adjustable Life
         Insurance Policy
b) Interest Credited to the Loan Account Endorsement
c) Policy Endorsement - CSO tables

a) Lapse Protection Benefit Rider
b) Lapse Protection Benefit Rider Specifications

Accelerated Death Benefit for Chronic Illness Rider

Accelerated Death Benefit Rider for Terminal Illness

Charitable Giving Benefit Rider

a) Accelerated Death Benefit for Chronic Illness Plus Rider
b) Chronic Illness Plus Specifications

Endorsement to Accelerated Death Benefit for Chronic Illness Rider and Accelerated Death Benefit for Chronic Illness Plus Rider

6/ 8/ 10/ 6/ 6/ 6/ 6/ 6/ 6/ 7/ 8/
e.		Form of Application	10/
f.	(i)	Amended and Restated Articles of Incorporation of Symetra Life Insurance Company	2/
	(ii)	Bylaws of Symetra Life Insurance Company Effective July 1, 2014	2/
g.		Form of Reinsurance Agreement	Not Applicable
h.	(i)	Participation Agreement, as Amended (Vanguard)	3/
	(ii)	Amendment to Participation Agreement (Vanguard)	8/
i.		Administrative Contracts	Not Applicable
j.		Other Material Contracts	Not Applicable

Exhibit		Description	Reference
k.		Opinion and Consent of Counsel	Filed Herewith
l.		Opinion and Consent of Actuary	Filed Herewith
m.		Sample Calculation	Not Applicable
n.		Other Opinions
	(i)	Consent of Ernst &Young LLP	Filed Herewith
o.		Omitted Financial Statements	Not Applicable
p.		Initial Capital Agreements	Not Applicable
q.		Redeemability Exemption: Description of Symetra Life Insurance Company's Issuance, Transfer and Redemption Procedures for Policies	9/

Reference	Description
1/
Incorporated by reference to Post-Effective Amendment No. 14 on Form S-6 registration statement of Registrant filed with the Securities and Exchange Commission (“SEC”) on April 30, 1997 (File No. 33-10248).

2/	Incorporated herein by reference to Post-Effective Amendment No. 32 on Form N-4 registration statement of Separate Account C filed with the SEC on July 2, 2014 (File No. 33-69712).
3/	Incorporated herein by reference to Amendment No. 28 on Form N-6 registration statement of Registrant filed with the SEC on August 18, 2016 (File No. 333-213191).
4/	Incorporated by reference to Amendment No. 14 to Form S-6 registration statement of Registrant filed with the SEC on April 30, 1997 (File No. 33-10248).
5/	Incorporated by reference to Amendment No. 33 to Form N-6 registration statement of Registrant filed with the SEC on April 28, 2006 (File No. 333-30329).
6/	Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 registration statement of Registrant filed with the SEC on November 18, 2016 (File No. 333-213191).
7/	Incorporated by reference to Post-Effective Amendment No. 1 to Form N-6 registration statement of Registrant filed with the SEC on April 26, 2017 (File No. 333-213191).
8/	Incorporated by reference to Pre-Effective Amendment No. 2 to Form N-6 registration statement of Registrant filed with the SEC on April 30, 2018 (File No. 333-213191).
9/	Incorporated by reference to Pre-Effective Amendment No. 3 to Form N-6 registration statement of Registrant filed with the SEC on April 30, 2019 (File No. 333-213191).
10/	Incorporated by reference to Post-Effective Amendment No. 4 to Form N-6 registration statement of Registrant filed with the SEC on August 9, 2019 (File No. 333-213191).

Item 27. Directors and Officers of the Depositor

Set forth below is a list of each director and officer of Symetra Life who is engaged in activities relating to Symetra Separate Account SL or the variable life insurance policies offered through Symetra Separate Account SL.

Name	Positions with Symetra	Principal Business Address
Ashlock, Dena S.	Senior Vice President, Chief Actuary and Chief Risk Officer	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004
Balkovetz, Chantel L.	Senior Vice President	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004
Bouvier II, Phillippe D.	Vice President	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004
Brooks, Tommie D.	Director, Chief Financial Officer and Executive Vice President	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004
Chandler, Darlene K.	Associate General Counsel	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004
Fry, Stephanie L.	Vice President	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004
Herzberg, Keren A.	Vice President	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004
Hunt, Mark E.	Director and Executive Vice President	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004
Diouf, Anne-Marie	Senior Vice President and Chief Human Resources Officer	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004
Kneisley, Joel C.	Senior Vice President and Chief Information Officer	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004
LaVoice, Richard G.	Executive Vice President	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004
Meister, Margaret A.	Director and President	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004
Murphy, Colleen M.	Senior Vice President, Controller and Treasurer	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004
Naitoh, Masato	Director	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004
Sainato, Suzanne Webb	Vice President and Chief Compliance Officer	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004
Sasagawa, Muneo	Director	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004
Smolinksi, Richard P.	Senior Vice President and Actuary	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004
Stenberg, Jon S.	Director and Executive Vice President	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004
Veneziani, Jacqueline M.	Director, Senior Vice President, General Counsel and Secretary	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004

Item 28. Persons Controlled By or Under Common Control With the Depositor or Registrant

No person is directly or indirectly controlled by Symetra Separate Account SL (“Registrant”). Symetra Life established Registrant by resolution of its Board of Directors. Symetra Life is a wholly owned subsidiary of Symetra Financial Corporation. Symetra Financial Corporation is organized under Delaware law and Symetra Life is organized under Iowa law. All subsidiaries are included in consolidated financial statements. Following is the organizational chart of Symetra Financial Corporation.

Item 29. Indemnification

As more fully set forth in its Bylaws, Symetra Life, to the maximum extent it is empowered by the Iowa Business Corporation Act, Iowa Code Chapter 490, shall indemnify and advance expenses to any person who was or is a party to or is threatened to be made a party to any threatened, pending or completed claim, action, suit or proceeding, whether civil, criminal, administrative or investigative (including a grand jury proceeding) and whether formal or informal, by reason of the fact that such person (a) is or was a director or officer of the corporation, or (b) while a director or officer of the corporation, is or was serving at the request of the corporation as a director, officer, employee, agent, partner or trustee (or in a similar capacity) of another corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan, against reasonable expenses

(including attorneys’ fees), judgments, fines, penalties, including an excise tax assessed with respect to an employee benefit plan, and amounts paid in settlement actually and reasonably incurred by such person in connection with such claim, action, suit or proceeding or any appeal thereof.

Under certain Director and Officer Indemnification Agreements (“Agreement(s)”) between Symetra Life’s parent company, Symetra Financial Corporation, and directors and/or certain officers of Symetra Life (“Indemnitees”), Symetra Financial Corporation indemnifies and holds harmless Indemnitees, to the full extent permitted by the laws of the State of Delaware in effect at the time the Agreement is effective or as such laws may from time to time be amended, against all Indemnifiable Losses related to, resulting from or arising out of any Claim (subject to certain exceptions) where:

•
“Claim” means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative, investigative or other, in which the Indemnitee is a party or reasonably could be made a party, is threatened to be made a party or is involved by reason of the fact that (i) Indemnitee is or was a director, officer, employee or agent of the Company and/or of a subsidiary of the Company, or (ii) Indemnitee is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, non-profit organization, joint venture, trust or other enterprise. Inclusion of the Indemnitee’s role with such an enterprise (including, for example, service on the board of directors of a non-profit organization) on a list approved from time to time by the Chief Executive Officer or Chief Financial Officer of the Company shall constitute service “at the request of the Company” for purposes of clause (ii) in the preceding sentence.

•
“Expenses” includes all direct and indirect costs and expenses of any type whatsoever (including without limitation all attorneys’ and experts’ fees, expenses and charges) and all other costs, expenses and obligations actually and reasonably paid or incurred by Indemnitee in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to investigate, defend, be a witness in or participate in, any Claim; and

•
“Indemnifiable Losses” means any and all Expenses, damages, losses, liabilities, judgments, fines, penalties and amounts paid in settlement (including without limitation all interest, assessments and other charges paid or payable in connection with or in respect of any of the foregoing) (collectively, “Losses”) reasonably incurred by Indemnitee relating to, resulting from or arising out of any Claim.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Symetra Life pursuant to such provisions of the bylaws, statutes, agreements, or otherwise, Symetra Life has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in said Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Symetra Life or Symetra Financial Corporation of expenses incurred or paid by a director, officer or controlling person of Symetra Life in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the contracts issued by the Separate Account, Symetra Life will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in said Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriters

a. Symetra Securities, Inc., the principal underwriter for the Policies, also acts as the principal underwriter for other Symetra Life individual flexible premium variable life insurance policies, Symetra Life individual variable annuity contracts, Symetra Life’s group variable annuity contracts and Symetra Life's index-linked annuity contracts.

b. The following information is provided for each officer and director of the principal underwriter:

Name	Positions and Offices with Underwriter	Principal Business Address
Baker, Stephen R.	Vice President	777 108th Ave NE, Suite 1200 Bellevue, WA 98004
Bodmer, Julie M.	Assistant Secretary	777 108th Ave NE, Suite 1200 Bellevue, WA 98004
Brooks, Tommie D.	Director	777 108th Ave NE, Suite 1200 Bellevue, WA 98004
Ellis, Courtney L.	Chief Operating Officer	777 108th Ave NE, Suite 1200 Bellevue, WA 98004
Farrell, Andrew M.	Chairman of the Board and President	777 108th Ave NE, Suite 1200 Bellevue, WA 98004
Murphy, Colleen M.	Chief Financial Officer, Treasurer and Financial and Operations Principal	777 108th Ave NE, Suite 1200 Bellevue, WA 98004
Norberg, Kristin R.	Assistant Vice President	777 108th Ave NE, Suite 1200 Bellevue, WA 98004
Pessoa, Melissa	Assistant Treasurer	777 108th Ave NE, Suite 1200 Bellevue, WA 98004
Rabin, Kevin W.	Director	777 108th Ave NE, Suite 1200 Bellevue, WA 98004
Sainato, Suzanne Webb	Director	777 108th Ave NE, Suite 1200 Bellevue, WA 98004
Sanders, Barbara	Chief Compliance Officer	777 108th Ave NE, Suite 1200 Bellevue, WA 98004
Veneziani, Jacqueline M.	Secretary	777 108th Ave NE, Suite 1200 Bellevue, WA 98004

c.
During the fiscal year ended December 31, 2018, Symetra Securities, Inc. received $2,769,054 in commissions for the distribution of certain variable life insurance policies in connection with Registrant of which no payments were retained. Symetra Securities, Inc. did not receive any other compensation in connection with the sale of Registrant's policies.

Item 31. Location of Accounts and Records

Symetra Life Insurance Company at 777 108th Avenue NE, Suite 1200, Bellevue, Washington 98004 maintains physical possession of the accounts, books or documents of the Registrant required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder.

Item 32. Management Services

Not Applicable

Item 33. Fee Representations

Symetra Life hereby represents that the fees and charges deducted under the Milestone VUL-G Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and risks assumed by Symetra Life.

SIGNATURES

As required by the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended the Registrant has duly caused this Registration Statement to be signed on its behalf, in the City of Bellevue and State of Washington, on this 30th day of October, 2019.

Symetra Separate Account SL
Registrant

By:    Symetra Life Insurance Company

By:    /s/ Margaret A. Meister
Margaret A. Meister, Director

Symetra Life Insurance Company
Depositor

By:    /s/ Margaret A. Meister
Margaret A. Meister, Director

Pursuant to the requirement of the Securities Act of 1933, this Registration Statement has been signed below by the following person in the capacities and on the dates indicated.

NAME                            TITLE

/s/ Jacqueline M. Veneziani            Director, General Counsel, Senior Vice President and Secretary
Jacqueline M. Veneziani

/s/ Mark E. Hunt                     Director and Executive Vice President
Mark E. Hunt

/s/ Jon S. Stenberg                Director and Executive Vice President
Jon S. Stenberg

/s/ Margaret A. Meister                 Director and President (Principal Executive Officer)
Margaret A. Meister

/s/ Tommie D. Brooks                Director, Chief Financial Officer,

Tommie D. Brooks	Executive Vice President (Principal Accounting Officer & Principal Financial Officer)

/s/ Muneo Sasagawa                Director
Muneo Sasagawa

/s/ Masato Naitoh                    Director
Masato Naitoh

EXHIBITS
Filed Herewith

Exhibit		Description
k		Opinion and Consent of Counsel
l		Opinion and Consent of Actuary
n	i	Consent of Ernst & Young, LLP